     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 2014



                                          REGISTRATION STATEMENT NOS. 333-105335
                                                                       811-09215


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-6



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     PRE-EFFECTIVE AMENDMENT NO.                             [ ]
                   POST-EFFECTIVE AMENDMENT NO. 16                           [X]
                                 AND
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           AMENDMENT NO. 71                                  [X]


                       (Check Appropriate box or boxes.)


             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)



                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                              (Name of Depositor)


           1300 HALL BOULEVARD, BLOOMFIELD, CONNECTICUT 06002 -- 2910
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including area code: (860) 308-1000


                              MARIE C. SWIFT, ESQ.

                      METROPOLITAN LIFE INSURANCE COMPANY
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b).


[X] on April 28, 2014 pursuant to paragraph (b).


[ ] 60 days after filing pursuant to paragraph (a)(1).

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

                                CORPORATE SELECT
                                   PROSPECTUS



                                 APRIL 28, 2014

       CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
              ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT

This prospectus describes information you should know before you purchase Corporate Select (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (the "INSURED"). Premium Payments are flexible in both frequency and amount.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (the "FUNDS"). A fixed rate option (the "FIXED ACCOUNT") is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Investment Options that invest in the following Funds are available for all
Policies:


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)


  Invesco V.I. Comstock Fund -- Series II

  Invesco V.I. Government Securities Fund -- Series I
  Invesco V.I. International Growth Fund -- Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
  Global Thematic Growth Portfolio -- Class B
  Intermediate Bond Portfolio -- Class A
  International Value Portfolio -- Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. -- CLASS I

  VP Capital Appreciation Fund
  VP Ultra(R) Fund

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Bond Fund
  American Funds Global Growth Fund
  American Funds Global Small Capitalization Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
  American Funds High-Income Bond Fund
  American Funds International Fund
  American Funds New World Fund(R)
  American Funds U.S. Government/AAA-Rated Securities Fund
DELAWARE VIP(R) TRUST -- STANDARD CLASS
  Delaware VIP(R) Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES
  Appreciation Portfolio

  International Value Portfolio
  Opportunistic Small Cap Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio -- Service Class 2
  Equity-Income Portfolio -- Initial Class
  Freedom 2010 Portfolio -- Initial Class
  Freedom 2015 Portfolio -- Initial Class
  Freedom 2020 Portfolio -- Initial Class
  Freedom 2025 Portfolio -- Initial Class
  Freedom 2030 Portfolio -- Initial Class
  Growth & Income Portfolio -- Service Class 2
  High Income Portfolio -- Initial Class
  Index 500 Portfolio -- Initial Class
  Investment Grade Bond Portfolio -- Service Class
  Mid Cap Portfolio -- Service Class 2
  Overseas Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Mutual Global Discovery VIP Fund -- Class 2
  Templeton Developing Markets VIP Fund -- Class 2
  Templeton Foreign VIP Fund -- Class 2
  Templeton Global Bond VIP Fund -- Class 1

JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
  Global Technology Portfolio
  Janus Aspen Perkins Mid Cap Value Portfolio
  Overseas Portfolio

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

  ClearBridge Variable Aggressive Growth Portfolio -- Class I

  ClearBridge Variable Appreciation Portfolio -- Class I
  ClearBridge Variable Equity Income Portfolio -- Class I
  ClearBridge Variable Large Cap Growth Portfolio -- Class I
  ClearBridge Variable Large Cap Value Portfolio -- Class I
  Legg Mason Investment Counsel Variable Social Awareness Portfolio LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I

  Western Asset Variable Global High Yield Bond Portfolio

MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio -- Class A

  Clarion Global Real Estate Portfolio -- Class A
  ClearBridge Aggressive Growth Portfolio -- Class A

  Harris Oakmark International Portfolio -- Class A

  Invesco Mid Cap Value Portfolio -- Class B

  Loomis Sayles Global Markets Portfolio -- Class A
  Lord Abbett Bond Debenture Portfolio -- Class A

  MetLife Asset Allocation 100 Portfolio -- Class B
  MFS(R) Emerging Markets Equity Portfolio -- Class A

  Morgan Stanley Mid Cap Growth Portfolio -- Class A
  Oppenheimer Global Equity Portfolio -- Class B
  PIMCO Inflation Protected Bond Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class A
  T. Rowe Price Large Cap Value Portfolio -- Class B

  WMC Large Cap Research Portfolio -- Class E

METROPOLITAN SERIES FUND
  Baillie Gifford International Stock Portfolio -- Class A
  Barclays Aggregate Bond Index Portfolio -- Class A
  BlackRock Bond Income Portfolio -- Class A
  BlackRock Capital Appreciation Portfolio -- Class A
  BlackRock Large Cap Value Portfolio -- Class B

  BlackRock Money Market Portfolio -- Class A

  Frontier Mid Cap Growth Portfolio -- Class D
  Jennison Growth Portfolio -- Class A

  MetLife Asset Allocation 20 Portfolio -- Class B
  MetLife Asset Allocation 40 Portfolio -- Class B
  MetLife Asset Allocation 60 Portfolio -- Class B
  MetLife Asset Allocation 80 Portfolio -- Class B

  MetLife Mid Cap Stock Index Portfolio -- Class A

  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  MSCI EAFE(R) Index Portfolio -- Class A
  Neuberger Berman Genesis Portfolio -- Class A
  Russell 2000(R) Index Portfolio -- Class A
  Western Asset Management U.S. Government Portfolio -- Class A

  WMC Core Equity Opportunities Portfolio -- Class A

MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series

  MFS(R) New Discovery Series
MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL CLASS
  MFS(R) High Yield Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small Cap Fund(R)/VA
PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS
  PIMCO All Asset Portfolio
  PIMCO CommodityRealReturn(R) Strategy Portfolio
  PIMCO Long-Term U.S. Government Portfolio
  PIMCO Low Duration Portfolio
  PIMCO Total Return Portfolio

PIONEER VARIABLE CONTRACTS TRUST -- CLASS II

  Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value Fund
ROYCE CAPITAL FUND -- INVESTMENT CLASS
  Royce Micro-Cap Portfolio
  Royce Small-Cap Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I
  Emerging Markets Debt Portfolio
  Emerging Markets Equity Portfolio
VANGUARD VARIABLE INSURANCE FUND
  Diversified Value Portfolio
  Equity Index Portfolio
  Mid-Cap Index Portfolio
  Short-Term Investment-Grade Portfolio
  Small Company Growth Portfolio
  Total Stock Market Index Portfolio


  Certain Funds have been subject to name change, -merger or substitution. -Please see Appendix B - "Additional Information Regarding Funds" for more information.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                              TABLE OF CONTENTS




                                                              PAGE
                                                              ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..............    3
Policy Summary..............................................    3
Principal Policy Benefits...................................    3
Principal Policy Risks......................................    4
Fund Company Risks..........................................    5
FEE TABLES..................................................    6
Transaction Fees............................................    6
Periodic Charges Other Than Fund Operating Expenses.........    7
Fund Charges and Expenses...................................    8
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND
  FUNDS.....................................................   13
The Insurance Company.......................................   13
The Separate Account and its Investment Options.............   13
The Funds...................................................   14
Voting Rights...............................................   22
Conflicts of Interest.......................................   23
The Fixed Account...........................................   23
POLICY CHARGES AND DEDUCTIONS...............................   23
Charges Against Premium.....................................   24
Charges Against Contract Value..............................   24
Charges Against the Separate Account........................   25
Fund Charges................................................   26
Modification, Reserved Rights and Other Charges.............   26
POLICY DESCRIPTION..........................................   26
Applying for a Policy.......................................   26
Right to Cancel (free look period)..........................   27
When Coverage Begins........................................   27
Income Tax Free `Section 1035' Exchanges....................   27
Ownership/Policy Rights.....................................   27
PREMIUMS....................................................   29
Amount, Frequency and Duration of Premium Payments..........   29
Allocation of Premium Payments..............................   30
VALUES UNDER YOUR POLICY....................................   30
Contract Value..............................................   30
Investment Option Valuation.................................   30
Fixed Account Valuation.....................................   31
Loan Account Valuation......................................   32
TRANSFERS...................................................   32
Transfers of Contract Value.................................   32
Transfer of Contract Value from the Fixed Account to the
  Investment Options........................................   35
Transfer of Contract Value from the Investment Options to
  the Fixed Account.........................................   35
Dollar-Cost Averaging (DCA Program).........................   35
Portfolio Rebalancing.......................................   35
DEATH BENEFIT...............................................   36
Death Benefit Examples......................................   37


                                                              PAGE
                                                              ----
Changing the Death Benefit Option...........................   37
Paying the Death Benefit and Payment Options................   38
BENEFITS AT MATURITY........................................   38
OTHER BENEFITS..............................................   39
Exchange Option.............................................   39
Insured Term Rider (Supplemental Insurance Benefits)........   39
Cash Value Enhancement Rider................................   39
POLICY SURRENDERS...........................................   39
Full Surrender..............................................   39
Partial Surrender...........................................   40
POLICY LOANS................................................   40
Loan Conditions.............................................   40
Effects of Loans............................................   41
LAPSE AND REINSTATEMENT.....................................   41
Lapse.......................................................   41
Grace Period................................................   41
Reinstatement...............................................   41
FEDERAL TAX CONSIDERATIONS..................................   42
Potential Benefits of Life Insurance........................   42
Tax Status of the Policy....................................   43
Tax Treatment of Policy Benefits............................   43
OTHER TAX CONSIDERATIONS....................................   46
Insurable Interest..........................................   46
The Company's Income Taxes..................................   46
Tax Credits and Deductions..................................   46
Alternative Minimum Tax.....................................   46
DISTRIBUTION & COMPENSATION.................................   46
Distribution................................................   46
Compensation................................................   47
OTHER POLICY INFORMATION....................................   48
Valuation and Payment.......................................   48
Suspension of Valuation and Postponement of Payment.........   49
Policy Statements...........................................   49
Limits on Right to Contest and Suicide Exclusion............   49
Misstatement as to Sex and Age..............................   49
Policy Changes..............................................   50
Restrictions on Financial Transactions......................   50
LEGAL PROCEEDINGS...........................................   50
FINANCIAL STATEMENTS........................................   50
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS
  PROSPECTUS................................................  A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS..........  B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED
  AMOUNT....................................................  C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS............  D-1

                SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS
--------------------------------------------------------------------------------
This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.


                                 POLICY SUMMARY


The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.


                           PRINCIPAL POLICY BENEFITS


   o   Death Benefit

       We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

       In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

       o   OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of
           (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

       o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or
           (ii) the Minimum Amount Insured on the Insured's date of death.

       o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

           1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of
               (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

           2.  the Minimum Amount Insured on the Insured's date of death.

       The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

   o   Policy Surrenders (Withdrawals)

       You may withdraw some or all of your money from your Policy.

   o   Policy Loans

       You may borrow against your Policy using your Policy as collateral.

   o   The Investment Options and the Corresponding Funds

       You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

   o   The Fixed Account

       You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

   o   Flexible Premium Payments

       After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

   o   Tax-Free Death Benefit

       Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit. In the case of an employer owned policy, certain notice and consent and other requirements must be satisfied to obtain federal income tax-free death benefits.

   o   Right to Cancel Period

       We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
       (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

   o   Dollar-Cost Averaging

       Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

   o   Portfolio Rebalancing

       This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

   o   Exchange Option

       During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

   o   Personalized Illustrations

       You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.


                             PRINCIPAL POLICY RISKS

   o   Poor Fund Performance (Investment Risk)

       The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

   o   Tax Risks

       We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments at any time during certain 7-pay test periods exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

   o   Policy Lapse

       There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

   o   Policy Withdrawal Limitations

       The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

   o   Effects of Policy Loans

       A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.


   o   Credit Risk

       The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

   o   Increase in Current Fees and Expenses

       Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

   o   Flexible Premium Payments

       Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

   o   Policy is Not Suited for Short-Term Investment

       We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.


                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                  FEE TABLES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Current Charge, the Maximum Guaranteed Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.


                                TRANSACTION FEES


                                  WHEN WE DEDUCT
CHARGE                              THE CHARGE
------------------------- ------------------------------

--------                  ------------------------------
Front-End Sales Expense   Upon receipt of each
Charge(2)                 Premium Payment

--------                  ------------------------------

--------                  ------------------------------
Surrender Charge          When you fully or partially
                          surrender your Policy

--------                  ------------------------------

--------                  ------------------------------
Transfer Charge           When you transfer Contract
                          Value among the
                          Investment Options

--------                  ------------------------------

--------                  ------------------------------
Dollar-Cost Averaging     When you make a transfer
(DCA Program)             under the DCA Program

--------                  ------------------------------

--------                  ------------------------------
Illustrations             When you request an
                          illustration after the Policy
                          is issued

--------                  ------------------------------

--------                  ------------------------------



CHARGE                                                    AMOUNT DEDUCTED(1)
------------------------- ----------------------------------------------------------------------------------

--------                  -------------------- ------------
Front-End Sales Expense   Current Charge:      Applied as a percentage of each Premium Payment (See
                          --------------------
Charge(2)                                      Chart Below)(3)
                                               -------------------------------------------------------------
                          GUARANTEED CHARGE:   IN ALL POLICY YEARS: 12% OF PREMIUM PAYMENTS UP TO THE
--------                  --------------------
                                               TARGET PREMIUM AND 8% ON PREMIUM PAYMENTS IN EXCESS
                                               OF THE TARGET PREMIUM
                                               -------------------------------------------------------------

--------                  -------------------- ------------
Surrender Charge          Current Charge:      No charge
                          -------------------- -------------------------------------------------------------
                          GUARANTEED CHARGE:   NO CHARGE
--------                  -------------------- -------------------------------------------------------------

--------                  -------------------- ------------
Transfer Charge           Current Charge:      No charge
                          -------------------- -------------------------------------------------------------
                          GUARANTEED CHARGE:   UP TO SIX FREE TRANSFERS A YEAR; $10 PER TRANSFER THEREAFTER
--------                  -------------------- -------------------------------------------------------------

--------                  -------------------- ------------
Dollar-Cost Averaging     Current Charge:      No charge
                          -------------------- -------------------------------------------------------------
(DCA Program)
                          GUARANTEED CHARGE:   UP TO SIX FREE TRANSFERS A YEAR; $10 PER TRANSFER
--------                  --------------------
                                               THEREAFTER(4)
                                               ------------

--------                  -------------------- ------------
Illustrations             Current Charge:      No charge
                          -------------------- -------------------------------------------------------------
                          GUARANTEED CHARGE:   $15 PER ILLUSTRATION
--------                  -------------------- -------------------------------------------------------------

--------                  -------------------- ------------

------------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The Current and Guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.
(3)


                     SALES EXPENSE CHARGES
                       ON A CURRENT BASIS
                 ------------------------------
                  UP TO TARGET     ABOVE TARGET
 POLICY YEARS        PREMIUM         PREMIUM
--------------   --------------   -------------
    Year 1            7%              2.25%
    Year 2            7%              2.25%
    Year 3            6%              2.25%
    Year 4            6%              2.25%
    Year 5            6%              2.25%
    Year 6            6%              2.25%
    Year 7            6%              2.25%
   Years 8+          3.5%             2.25%

(4) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your direction on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.


              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                       WHEN WE DEDUCT
CHARGE                                   THE CHARGE
----------------------------- -------------------------------

----------------------------- -------------------------------
Cost of Insurance Charge(1)   Monthly on the Deduction
(COI)                         Day

----------------------------- -------------------------------

----------------------------- -------------------------------
Policy Administrative         Monthly on the Deduction
Expense Charges               Date

----------------------------- -------------------------------

----------------------------- -------------------------------
Mortality and Expense Risk    Daily from the unloaned
(M&E) Charge(5)               portion of the Contract
                              Value invested in the
                              Separate Account

----------------------------- -------------------------------

----------------------------- -------------------------------
Monthly Sales Expense         Monthly for the first twenty
Charge                        (20) Policy Years and for 20
                              Policy Years following an
                              increase in the Stated
                              Amount on the Deduction
                              Date from unloaned portion
                              of the Contract Value

----------------------------- -------------------------------

----------------------------- -------------------------------
Net Cost of Policy Loans(6)   In arrears at the end of each
                              Policy Year from the Loan
                              Account

----------------------------- -------------------------------

----------------------------- -------------------------------



CHARGE                                                              AMOUNT DEDUCTED(1)
----------------------------- ----------------------------------------------------------------------------------------------

----------------------------- --------------------------- ------
Cost of Insurance Charge(1)   Current Charge:             Rates per $1000 of Insurance Risk for First Year of
                              ---------------------------
(COI)                                                     Coverage:
                                                          Minimum: $0.012(2)
                                                          Maximum: $60.853(3)
                                                          ------------------------------------------------------------------
                              GUARANTEED CHARGE:          RATES PER $1000 OF INSURANCE RISK FOR FIRST YEAR OF
                              ---------------------------
                                                          COVERAGE:
                                                          MINIMUM: $0.039(4)
                                                          MAXIMUM: $60.853(3)
                                                          ------------------------------------------------------------------
                              Sample Charge for a 47      Rates per $1000 of Insurance Risk for First Year of
-----------------------------
                              year-old non-smoking male   Coverage:
                              (guaranteed issue)          Current: $0.070
                              ---------------------------
                                                          Guaranteed: $0.271
                                                          ------------------------------------------------------------------

----------------------------- --------------------------- ------
Policy Administrative         Current Charge:             $ 5.00
                              --------------------------- ------
Expense Charges
                              GUARANTEED CHARGE:          $10.00
----------------------------- --------------------------- ------

----------------------------- --------------------------- ------
Mortality and Expense Risk    Current Charge:             0.35% on an annual basis of the amounts in the
                              ---------------------------
(M&E) Charge(5)                                           Investment Options for Policy Years 1-25 and 0.20%
                                                          thereafter
                                                          ------
                              GUARANTEED CHARGE:          0.75% ON AN ANNUAL BASIS FOR ALL POLICY YEARS
----------------------------- --------------------------- ------------------------------------------------------------------

----------------------------- --------------------------- ------
Monthly Sales Expense         Current Charge:             For Policies issued on or after January 1, 2009, the current
                              ---------------------------
Charge                                                    charge is $0; for all other Policies, the monthly rate per thousand is equal to $0.10 times the percentage of initial base Stated Amount. This monthly rate is applied to the
                                                          greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where:
                                                          (a) is equal to the initial total Stated Amount and (b) is equal to the product of: (i) initial total Death Benefit;
                                                          (ii) the target premium factor per thousand (see
                                                          Appendix C); and (iii) 2%.
                                                          ------------------------------------------------------------------
                              GUARANTEED CHARGE:          THE MONTHLY RATE PER THOUSAND IS EQUAL TO: $0.10 TIMES
----------------------------- ---------------------------
                                                          THE PERCENTAGE OF INITIAL BASE STATED AMOUNT. THIS
                                                          MONTHLY RATE IS APPLIED TO THE GREATER OF (1) AND (2) WHERE
                                                          (1) IS EQUAL TO 6 TIMES FIRST YEAR PREMIUM AND (2) IS EQUAL
                                                          TO THE LESSER OF (A) AND (B) WHERE: (A) IS EQUAL TO THE INITIAL
                                                          TOTAL STATED AMOUNT AND (B) IS EQUAL TO THE PRODUCT OF:
                                                          (I) INITIAL TOTAL DEATH BENEFIT; (II) THE TARGET PREMIUM
                                                          FACTOR PER THOUSAND (SEE APPENDIX C); AND (III) 2%.
                                                          ------------------------------------------------------------------

----------------------------- --------------------------- ------
Net Cost of Policy Loans(6)   Current Charge:             0.60% on an annual basis of the loan amount for the first
                              ---------------------------
                                                          ten (10) Policy Years, 0.50% for Policy Years eleven (11)
                                                          through twenty (20), and 0.15% thereafter.
                                                          ------------------------------------------------------------------
                              GUARANTEED CHARGE:          1.00% ON AN ANNUAL BASIS OF THE LOAN AMOUNT FOR ALL
----------------------------- ---------------------------
                                                          POLICY YEARS
                                                          ------------------------------------------------------------------

----------------------------- --------------------------- ------

------------
(1) The current cost of insurance charges shown are for the underwriting and risk class identified in the footnotes below while the Guaranteed charges are based on the 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)   Sample charge for a 25-year-old female preferred non-smoker.

(3)   Sample charge for a male smoker age 99 (guaranteed issue) -- Table 10.

(4)   Sample charge for a 20-year-old female (any underwriting class).

(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:



   METROPOLITAN SERIES FUND
    Western Asset Management                   0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of
    U.S. Government Portfolio                  0.68%
   MET INVESTORS SERIES TRUST
    BlackRock High Yield Portfolio             0.11%
    Harris Oakmark International Portfolio     an amount equal to the fund expenses that are in excess of 0.90%
    Loomis Sayles Global Markets Portfolio     an amount equal to the fund expenses that are in excess of 0.85%
    T. Rowe Price Large Cap Value Portfolio    an amount equal to the fund expenses that are in excess of 0.87%
    Invesco Mid Cap Value Portfolio            an amount equal to the fund expenses that are in excess of 1.12%
    MFS(R) Research International Portfolio    an amount equal to the fund expenses that are in excess of 1.18%
    PIMCO Inflation Protected Bond Portfolio   an amount equal to the fund expenses that are in excess of 0.87%
    Third Avenue Small Cap Value Portfolio     an amount equal to the fund expenses that are in excess of 1.10%
    Oppenheimer Global Equity Portfolio        an amount equal to the fund expenses that are in excess of 0.87%


(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).


                          CHARGES FOR OPTIONAL RIDERS


                                    WHEN WE DEDUCT
CHARGE                                THE CHARGE
----------------------------- --------------------------

----------------------------- --------------------------
Insured Term Rider (2 parts   Monthly on the Deduction
of the charge)                Day
(1) Cost of Insurance

----------------------------- --------------------------
(2) Monthly Sales Load

----------------------------- --------------------------

----------------------------- --------------------------
Cash Value Enhancement        Not applicable
Rider

----------------------------- --------------------------

----------------------------- --------------------------



CHARGE                                                             AMOUNT DEDUCTED
----------------------------- ------------------------------------------------------------------------------------------

----------------------------- --------------------------- -----
Insured Term Rider (2 parts   Current Charge:             Rates per $1000 of Term Insurance Risk for First Year of
                              ---------------------------
of the charge)                                            Coverage:
(1) Cost of Insurance                                     Minimum: $0.012(1)
                                                          Maximum: $60.853(2)
                                                          --------------------------------------------------------------
                              GUARANTEED CHARGE:          RATES PER $1000 OF TERM INSURANCE RISK FOR FIRST YEAR OF
                              ---------------------------
                                                          COVERAGE:
                                                          MINIMUM: $0.039(3)
                                                          MAXIMUM: $60.853(2)
                                                          --------------------------------------------------------------
                              Sample Charge for a 47      Rates per $1000 of Term Insurance Risk for First Year of
-----------------------------
                              year-old non-smoking male   Coverage:
                              (guaranteed issue)          Current: $0.070
                              ---------------------------
                                                          Guaranteed: $0.271
                                                          --------------------------------------------------------------
(2) Monthly Sales Load        Current Charge:             $0.00
                              --------------------------- -----
                              GUARANTEED CHARGE:          THE MONTHLY RATE PER THOUSAND IS EQUAL TO: $.10 TIMES THE
----------------------------- ---------------------------
                                                          PERCENTAGE OF INITIAL TERM STATED AMOUNT. THIS MONTHLY
                                                          RATE IS APPLIED TO THE GREATER OF (1) AND (2) WHERE (1) IS
                                                          EQUAL TO 6 TIMES THE FIRST YEAR PREMIUM AND (2) IS EQUAL TO
                                                          THE LESSER OF (A) AND (B) WHERE (A) IS EQUAL TO THE INITIAL
                                                          TOTAL STATED AMOUNT AND (B) IS EQUAL TO THE PRODUCT OF
                                                          (I) INITIAL TOTAL DEATH BENEFIT, (II) THE TARGET PREMIUM
                                                          FACTOR PER THOUSAND (SEE APPENDIX C) AND (III) 2%.
                                                          --------------------------------------------------------------

----------------------------- --------------------------- -----
Cash Value Enhancement        Current Charge:             No Charge
                              --------------------------- --------------------------------------------------------------
Rider
                              GUARANTEED CHARGE:          NO CHARGE
----------------------------- --------------------------- --------------------------------------------------------------

----------------------------- --------------------------- -----

------------
(1)   Sample charge for a 25-year-old female preferred non-smoker.

(2)   Sample charge for a male smoker age 99 (guaranteed issue) -- Table 10.

(3)   Sample charge for a 20-year-old female (any underwriting class).


                           FUND CHARGES AND EXPENSES

The next two tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2013. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2013, unless otherwise noted. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                                          MINIMUM     MAXIMUM
                                                                                         ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or
 service (12b-1) fees, and other expenses)                                                0.10%       1.71%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
FUND                                                     FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
AIM VARIABLE INSURANCE FUNDS (INVESCO
 VARIABLE INSURANCE FUNDS)
 Invesco V.I. Comstock Fund -- Series II...........    0.56%         0.25%        0.28%
 Invesco V.I. Government Securities Fund --
  Series I.........................................    0.46%          --          0.30%
 Invesco V.I. International Growth Fund --
  Series I.........................................    0.71%          --          0.31%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
 FUND, INC.
 Global Thematic Growth Portfolio --
  Class B..........................................    0.75%         0.25%        0.23%
 Intermediate Bond Portfolio -- Class A............    0.45%          --          0.32%
 International Value Portfolio -- Class A..........    0.75%          --          0.07%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. --
 CLASS I
 VP Capital Appreciation Fund......................    0.99%          --          0.01%
 VP Ultra(R) Fund..................................    1.00%          --          0.01%
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Bond Fund..........................    0.37%         0.25%        0.02%
 American Funds Global Growth Fund.................    0.52%         0.25%        0.03%
 American Funds Global Small
  Capitalization Fund..............................    0.70%         0.25%        0.04%
 American Funds Growth Fund........................    0.33%         0.25%        0.02%
 American Funds Growth-Income Fund.................    0.27%         0.25%        0.02%
 American Funds High-Income Bond Fund                  0.46%         0.25%        0.02%
 American Funds International Fund.................    0.49%         0.25%        0.05%
 American Funds New World Fund(R)..................    0.73%         0.25%        0.05%
 American Funds
  U.S. Government/AAA-Rated Securities
  Fund.............................................    0.33%         0.25%        0.02%
DELAWARE VIP(R) TRUST -- STANDARD CLASS
 Delaware VIP(R) Small Cap Value Series............    0.72%          --          0.08%
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
 SHARES
 Appreciation Portfolio............................    0.75%          --          0.06%
 International Value Portfolio.....................    1.00%          --          0.25%
 Opportunistic Small Cap Portfolio.................    0.75%          --          0.18%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Contrafund(R) Portfolio -- Service Class 2........    0.55%         0.25%        0.09%
 Equity-Income Portfolio -- Initial Class..........    0.45%          --          0.10%
 Freedom 2010 Portfolio -- Initial Class...........     --            --           --



                                                                                                     NET TOTAL
                                                        ACQUIRED     TOTAL ANNUAL     FEE WAIVER      ANNUAL
                                                     FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
FUND                                                    EXPENSES       EXPENSES      REIMBURSEMENT   EXPENSES
--------------------------------------------------- --------------- -------------- ---------------- ----------
AIM VARIABLE INSURANCE FUNDS (INVESCO
 VARIABLE INSURANCE FUNDS)
 Invesco V.I. Comstock Fund -- Series II...........       --            1.09%           0.06%         1.03%
 Invesco V.I. Government Securities Fund --
  Series I.........................................       --            0.76%            --           0.76%
 Invesco V.I. International Growth Fund --
  Series I.........................................     0.01%           1.03%           0.01%         1.02%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
 FUND, INC.
 Global Thematic Growth Portfolio --
  Class B..........................................       --            1.23%            --           1.23%
 Intermediate Bond Portfolio -- Class A............       --            0.77%            --           0.77%
 International Value Portfolio -- Class A..........       --            0.82%            --           0.82%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. --
 CLASS I
 VP Capital Appreciation Fund......................       --            1.00%            --           1.00%
 VP Ultra(R) Fund..................................       --            1.01%            --           1.01%
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Bond Fund..........................       --            0.64%            --           0.64%
 American Funds Global Growth Fund.................       --            0.80%            --           0.80%
 American Funds Global Small
  Capitalization Fund..............................       --            0.99%            --           0.99%
 American Funds Growth Fund........................       --            0.60%            --           0.60%
 American Funds Growth-Income Fund.................       --            0.54%            --           0.54%
 American Funds High-Income Bond Fund                     --            0.73%            --           0.73%
 American Funds International Fund.................       --            0.79%            --           0.79%
 American Funds New World Fund(R)..................       --            1.03%            --           1.03%
 American Funds
  U.S. Government/AAA-Rated Securities
  Fund.............................................       --            0.60%            --           0.60%
DELAWARE VIP(R) TRUST -- STANDARD CLASS
 Delaware VIP(R) Small Cap Value Series............       --            0.80%            --           0.80%
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
 SHARES
 Appreciation Portfolio............................       --            0.81%            --           0.81%
 International Value Portfolio.....................       --            1.25%            --           1.25%
 Opportunistic Small Cap Portfolio.................       --            0.93%            --           0.93%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Contrafund(R) Portfolio -- Service Class 2........       --            0.89%            --           0.89%
 Equity-Income Portfolio -- Initial Class..........     0.02%           0.57%            --           0.57%
 Freedom 2010 Portfolio -- Initial Class...........     0.55%           0.55%            --           0.55%

                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
FUND                                                    FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 Freedom 2015 Portfolio -- Initial Class..........     --            --           --
 Freedom 2020 Portfolio -- Initial Class..........     --            --           --
 Freedom 2025 Portfolio -- Initial Class..........     --            --           --
 Freedom 2030 Portfolio -- Initial Class..........     --            --           --
 Growth & Income Portfolio -- Service
  Class 2.........................................    0.45%         0.25%        0.13%
 High Income Portfolio -- Initial Class...........    0.56%          --          0.12%
 Index 500 Portfolio -- Initial Class.............    0.05%          --          0.05%
 Investment Grade Bond Portfolio -- Service
  Class...........................................    0.31%         0.10%        0.11%
 Mid Cap Portfolio -- Service Class 2.............    0.55%         0.25%        0.09%
 Overseas Portfolio -- Service Class 2............    0.70%         0.25%        0.14%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Mutual Global Discovery VIP
  Fund -- Class 2.................................    0.80%         0.25%        0.17%
 Franklin Small-Mid Cap Growth VIP
  Fund -- Class 2+................................    0.77%         0.25%        0.03%
 Templeton Developing Markets VIP
  Fund -- Class 2.................................    1.10%         0.25%        0.25%
 Templeton Foreign VIP Fund -- Class 2............    0.64%         0.25%        0.14%
 Templeton Global Bond VIP Fund --
  Class 1.........................................    0.46%          --          0.05%
JANUS ASPEN SERIES -- SERVICE SHARES
 Enterprise Portfolio.............................    0.64%         0.25%        0.05%
 Global Research Portfolio+.......................    0.48%         0.25%        0.05%
 Global Technology Portfolio......................    0.64%         0.25%        0.13%
 Janus Aspen Perkins Mid Cap Value
  Portfolio.......................................    0.51%         0.25%        0.07%
 Overseas Portfolio...............................    0.44%         0.25%        0.07%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Aggressive Growth
  Portfolio -- Class I............................    0.75%          --          0.04%
 ClearBridge Variable Appreciation
  Portfolio -- Class I............................    0.70%          --          0.05%
 ClearBridge Variable Equity Income
  Portfolio -- Class I............................    0.75%          --          0.07%
 ClearBridge Variable Large Cap Growth
  Portfolio -- Class I............................    0.75%          --          0.10%
 ClearBridge Variable Large Cap Value
  Portfolio -- Class I............................    0.65%          --          0.08%
 Legg Mason Investment Counsel Variable
  Social Awareness Portfolio......................    0.71%          --          0.18%
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST -- CLASS I
 Western Asset Variable Global High Yield
  Bond Portfolio..................................    0.70%          --          0.11%
MET INVESTORS SERIES TRUST
 BlackRock High Yield Portfolio -- Class A........    0.60%          --          0.09%
 Clarion Global Real Estate Portfolio --
  Class A.........................................    0.60%          --          0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A.........................................    0.59%          --          0.02%
 Harris Oakmark International Portfolio --
  Class A.........................................    0.77%          --          0.06%
 Invesco Mid Cap Value Portfolio -- Class B           0.65%         0.25%        0.05%
 Invesco Small Cap Growth Portfolio --
  Class A+........................................    0.85%          --          0.02%



                                                                                                    NET TOTAL
                                                       ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                    FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
FUND                                                   EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
-------------------------------------------------- --------------- -------------- ---------------- -----------
 Freedom 2015 Portfolio -- Initial Class..........     0.57%           0.57%            --           0.57%
 Freedom 2020 Portfolio -- Initial Class..........     0.58%           0.58%            --           0.58%
 Freedom 2025 Portfolio -- Initial Class..........     0.62%           0.62%            --           0.62%
 Freedom 2030 Portfolio -- Initial Class..........     0.64%           0.64%            --           0.64%
 Growth & Income Portfolio -- Service
  Class 2.........................................       --            0.83%            --           0.83%
 High Income Portfolio -- Initial Class...........       --            0.68%            --           0.68%
 Index 500 Portfolio -- Initial Class.............       --            0.10%            --           0.10%
 Investment Grade Bond Portfolio -- Service
  Class...........................................       --            0.52%            --           0.52%
 Mid Cap Portfolio -- Service Class 2.............       --            0.89%            --           0.89%
 Overseas Portfolio -- Service Class 2............       --            1.09%            --           1.09%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Mutual Global Discovery VIP
  Fund -- Class 2.................................       --            1.22%            --           1.22%
 Franklin Small-Mid Cap Growth VIP
  Fund -- Class 2+................................       --            1.05%            --           1.05%
 Templeton Developing Markets VIP
  Fund -- Class 2.................................       --            1.60%            --           1.60%
 Templeton Foreign VIP Fund -- Class 2............       --            1.03%            --           1.03%
 Templeton Global Bond VIP Fund --
  Class 1.........................................       --            0.51%            --           0.51%
JANUS ASPEN SERIES -- SERVICE SHARES
 Enterprise Portfolio.............................       --            0.94%            --           0.94%
 Global Research Portfolio+.......................       --            0.78%            --           0.78%
 Global Technology Portfolio......................       --            1.02%           0.00%         1.02%
 Janus Aspen Perkins Mid Cap Value
  Portfolio.......................................       --            0.83%           0.00%         0.83%
 Overseas Portfolio...............................       --            0.76%            --           0.76%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Aggressive Growth
  Portfolio -- Class I............................       --            0.79%           0.00%         0.79%
 ClearBridge Variable Appreciation
  Portfolio -- Class I............................       --            0.75%           0.00%         0.75%
 ClearBridge Variable Equity Income
  Portfolio -- Class I............................       --            0.82%           0.00%         0.82%
 ClearBridge Variable Large Cap Growth
  Portfolio -- Class I............................       --            0.85%           0.00%         0.85%
 ClearBridge Variable Large Cap Value
  Portfolio -- Class I............................       --            0.73%           0.00%         0.73%
 Legg Mason Investment Counsel Variable
  Social Awareness Portfolio......................       --            0.89%           0.00%         0.89%
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST -- CLASS I
 Western Asset Variable Global High Yield
  Bond Portfolio..................................       --            0.81%           0.00%         0.81%
MET INVESTORS SERIES TRUST
 BlackRock High Yield Portfolio -- Class A........     0.08%           0.77%            --           0.77%
 Clarion Global Real Estate Portfolio --
  Class A.........................................       --            0.65%            --           0.65%
 ClearBridge Aggressive Growth Portfolio --
  Class A.........................................       --            0.61%           0.00%         0.61%
 Harris Oakmark International Portfolio --
  Class A.........................................       --            0.83%           0.02%         0.81%
 Invesco Mid Cap Value Portfolio -- Class B            0.08%           1.03%           0.02%         1.01%
 Invesco Small Cap Growth Portfolio --
  Class A+........................................       --            0.87%           0.02%         0.85%

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
FUND                                                     FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 Loomis Sayles Global Markets Portfolio --
  Class A..........................................    0.70%          --          0.08%
 Lord Abbett Bond Debenture Portfolio --
  Class A..........................................    0.51%          --          0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class B..........................................    0.07%         0.25%        0.01%
 MFS(R) Emerging Markets Equity Portfolio --
  Class A..........................................    0.87%          --          0.15%
 MFS(R) Research International Portfolio --
  Class B+.........................................    0.68%         0.25%        0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................    0.64%          --          0.05%
 Oppenheimer Global Equity Portfolio --
  Class B..........................................    0.67%         0.25%        0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A.............................    0.47%          --          0.08%
 Pioneer Fund Portfolio -- Class A.................    0.65%          --          0.05%
 Pioneer Strategic Income Portfolio --
  Class A..........................................    0.57%          --          0.06%
 T. Rowe Price Large Cap Value Portfolio --
  Class B..........................................    0.57%         0.25%        0.02%
 Third Avenue Small Cap Value Portfolio --
  Class B+.........................................    0.73%         0.25%        0.03%
 WMC Large Cap Research Portfolio --
  Class E..........................................    0.59%         0.15%        0.03%
METROPOLITAN SERIES FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%          --          0.08%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%          --          0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.33%          --          0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class A.............................    0.69%          --          0.02%
 BlackRock Large Cap Value Portfolio --
  Class B..........................................    0.63%         0.25%        0.02%
 BlackRock Money Market Portfolio --
  Class A..........................................    0.33%          --          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class D..........................................    0.72%         0.10%        0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%          --          0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class B..........................................    0.09%         0.25%        0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class B..........................................    0.07%         0.25%        0.01%
 MetLife Asset Allocation 60 Portfolio --
  Class B..........................................    0.06%         0.25%         --
 MetLife Asset Allocation 80 Portfolio --
  Class B..........................................    0.06%         0.25%        0.01%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%          --          0.05%
 MetLife Stock Index Portfolio -- Class A..........    0.25%          --          0.02%
 MFS(R) Total Return Portfolio -- Class F..........    0.55%         0.20%        0.04%
 MFS(R) Value Portfolio -- Class A.................    0.70%          --          0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%          --          0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.80%          --          0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%          --          0.06%



                                                                                                     NET TOTAL
                                                        ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                     FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
FUND                                                    EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
--------------------------------------------------- --------------- -------------- ---------------- -----------
 Loomis Sayles Global Markets Portfolio --
  Class A..........................................       --            0.78%            --           0.78%
 Lord Abbett Bond Debenture Portfolio --
  Class A..........................................       --            0.54%            --           0.54%
 MetLife Asset Allocation 100 Portfolio --
  Class B..........................................     0.70%           1.03%            --           1.03%
 MFS(R) Emerging Markets Equity Portfolio --
  Class A..........................................       --            1.02%           0.01%         1.01%
 MFS(R) Research International Portfolio --
  Class B+.........................................       --            1.00%           0.06%         0.94%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................       --            0.69%           0.01%         0.68%
 Oppenheimer Global Equity Portfolio --
  Class B..........................................       --            1.00%           0.03%         0.97%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A.............................       --            0.55%           0.00%         0.55%
 Pioneer Fund Portfolio -- Class A.................       --            0.70%           0.04%         0.66%
 Pioneer Strategic Income Portfolio --
  Class A..........................................       --            0.63%            --           0.63%
 T. Rowe Price Large Cap Value Portfolio --
  Class B..........................................       --            0.84%            --           0.84%
 Third Avenue Small Cap Value Portfolio --
  Class B+.........................................       --            1.01%           0.02%         0.99%
 WMC Large Cap Research Portfolio --
  Class E..........................................       --            0.77%           0.05%         0.72%
METROPOLITAN SERIES FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................       --            0.87%           0.12%         0.75%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................       --            0.28%           0.01%         0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................       --            0.35%           0.00%         0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class A.............................       --            0.71%           0.01%         0.70%
 BlackRock Large Cap Value Portfolio --
  Class B..........................................       --            0.90%           0.06%         0.84%
 BlackRock Money Market Portfolio --
  Class A..........................................       --            0.35%           0.02%         0.33%
 Frontier Mid Cap Growth Portfolio --
  Class D..........................................       --            0.85%           0.01%         0.84%
 Jennison Growth Portfolio -- Class A..............       --            0.62%           0.07%         0.55%
 MetLife Asset Allocation 20 Portfolio --
  Class B..........................................     0.52%           0.88%           0.01%         0.87%
 MetLife Asset Allocation 40 Portfolio --
  Class B..........................................     0.57%           0.90%            --           0.90%
 MetLife Asset Allocation 60 Portfolio --
  Class B..........................................     0.62%           0.93%            --           0.93%
 MetLife Asset Allocation 80 Portfolio --
  Class B..........................................     0.66%           0.98%            --           0.98%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................     0.02%           0.32%           0.00%         0.32%
 MetLife Stock Index Portfolio -- Class A..........       --            0.27%           0.01%         0.26%
 MFS(R) Total Return Portfolio -- Class F..........       --            0.79%            --           0.79%
 MFS(R) Value Portfolio -- Class A.................       --            0.72%           0.14%         0.58%
 MSCI EAFE(R) Index Portfolio -- Class A...........     0.01%           0.41%           0.00%         0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................       --            0.83%           0.01%         0.82%
 Russell 2000(R) Index Portfolio -- Class A........     0.11%           0.42%           0.00%         0.42%

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
FUND                                                  FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
 T. Rowe Price Large Cap Growth
  Portfolio -- Class B+.........................    0.60%         0.25%        0.03%
 Western Asset Management
  U.S. Government Portfolio -- Class A..........    0.47%          --          0.02%
 WMC Core Equity Opportunities
  Portfolio -- Class A..........................    0.70%          --          0.02%
MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
 MFS(R) Global Equity Series....................    1.00%          --          0.31%
 MFS(R) New Discovery Series....................    0.90%          --          0.06%
MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL
 CLASS
 MFS(R) High Yield Portfolio....................    0.70%          --          0.06%
OPPENHEIMER VARIABLE ACCOUNT FUNDS --
 NON-SERVICE SHARES
 Oppenheimer Main Street Small Cap
  Fund(R)/VA....................................    0.68%          --          0.13%
PIMCO VARIABLE INSURANCE TRUST --
 ADMINISTRATIVE CLASS
 PIMCO All Asset Portfolio......................    0.43%         0.15%         --
 PIMCO CommodityRealReturn(R) Strategy
  Portfolio.....................................    0.74%         0.15%        0.08%
 PIMCO Long-Term U.S. Government
  Portfolio.....................................    0.48%         0.15%        0.03%
 PIMCO Low Duration Portfolio...................    0.50%         0.15%         --
 PIMCO Total Return Portfolio...................    0.50%         0.15%         --
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
 Pioneer Mid Cap Value VCT Portfolio............    0.65%         0.25%        0.06%
PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT International Value Fund.............    0.70%         0.25%        0.23%
ROYCE CAPITAL FUND -- INVESTMENT CLASS
 Royce Micro-Cap Portfolio......................    1.25%          --          0.07%
 Royce Small-Cap Portfolio......................    1.00%          --          0.05%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. --
 CLASS I
 Emerging Markets Debt Portfolio................    0.75%          --          0.31%
 Emerging Markets Equity Portfolio..............    1.25%          --          0.46%
VANGUARD VARIABLE INSURANCE FUND
 Diversified Value Portfolio....................    0.33%          --          0.02%
 Equity Index Portfolio.........................    0.14%          --          0.02%
 Mid-Cap Index Portfolio........................    0.22%          --          0.03%
 Short-Term Investment-Grade Portfolio..........    0.17%          --          0.03%
 Small Company Growth Portfolio.................    0.36%          --          0.02%
 Total Stock Market Index Portfolio.............     --            --           --



                                                                                                  NET TOTAL
                                                     ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                  FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
FUND                                                 EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
------------------------------------------------ --------------- -------------- ---------------- -----------
 T. Rowe Price Large Cap Growth
  Portfolio -- Class B+.........................       --            0.88%           0.01%         0.87%
 Western Asset Management
  U.S. Government Portfolio -- Class A..........       --            0.49%           0.01%         0.48%
 WMC Core Equity Opportunities
  Portfolio -- Class A..........................       --            0.72%           0.11%         0.61%
MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
 MFS(R) Global Equity Series....................       --            1.31%           0.16%         1.15%
 MFS(R) New Discovery Series....................       --            0.96%            --           0.96%
MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL
 CLASS
 MFS(R) High Yield Portfolio....................       --            0.76%           0.01%         0.75%
OPPENHEIMER VARIABLE ACCOUNT FUNDS --
 NON-SERVICE SHARES
 Oppenheimer Main Street Small Cap
  Fund(R)/VA....................................       --            0.81%           0.01%         0.80%
PIMCO VARIABLE INSURANCE TRUST --
 ADMINISTRATIVE CLASS
 PIMCO All Asset Portfolio......................     0.76%           1.34%           0.12%         1.22%
 PIMCO CommodityRealReturn(R) Strategy
  Portfolio.....................................     0.12%           1.09%           0.12%         0.97%
 PIMCO Long-Term U.S. Government
  Portfolio.....................................       --            0.66%            --           0.66%
 PIMCO Low Duration Portfolio...................       --            0.65%            --           0.65%
 PIMCO Total Return Portfolio...................       --            0.65%            --           0.65%
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
 Pioneer Mid Cap Value VCT Portfolio............       --            0.96%            --           0.96%
PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT International Value Fund.............       --            1.18%            --           1.18%
ROYCE CAPITAL FUND -- INVESTMENT CLASS
 Royce Micro-Cap Portfolio......................     0.02%           1.34%            --           1.34%
 Royce Small-Cap Portfolio......................       --            1.05%            --           1.05%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. --
 CLASS I
 Emerging Markets Debt Portfolio................       --            1.06%            --           1.06%
 Emerging Markets Equity Portfolio..............       --            1.71%           0.29%         1.42%
VANGUARD VARIABLE INSURANCE FUND
 Diversified Value Portfolio....................       --            0.35%            --           0.35%
 Equity Index Portfolio.........................       --            0.16%            --           0.16%
 Mid-Cap Index Portfolio........................       --            0.25%            --           0.25%
 Short-Term Investment-Grade Portfolio..........       --            0.20%            --           0.20%
 Small Company Growth Portfolio.................       --            0.38%            --           0.38%
 Total Stock Market Index Portfolio.............     0.18%           0.18%            --           0.18%


+ Not available under all Policies. Availability depends on Policy issue date.



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

            DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS
--------------------------------------------------------------------------------
                             THE INSURANCE COMPANY



METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States except New York, and the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.


The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.


In 2013, MetLife, Inc. announced its plans to merge the Company, MetLife Investors Insurance Company (MetLife Investors), MetLife Investors USA Insurance Company (MetLife Investors USA), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors and MetLife Investors USA, like the Company, are U.S. insurance companies that issue variable insurance products in addition to other products. -Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. -The Company, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals. -



                THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS


Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you and other Policy Owners invest in the Investment Options are deposited in Fund UL III and are held solely for the benefit of those who invest in the Investment Options of Fund UL III and no one else, including our creditors. The assets of Fund UL III are held in our name on behalf of Fund UL III and legally belong to us. The income, gains, and losses are credited to, or charged against the Policies issued from Fund UL III without regard to the income, gains or losses from any other separate account or from any other business of the Company. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Contract Value in Fund UL III. Any such amount that exceeds the Policy's Contract Value in Fund UL III is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife Insurance Company of Connecticut is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment adviser to certain of the Funds offered with the Policy or with other variable life insurance policies issued through Fund UL III may be regulated as Commodity Pool Operators. While it does not concede that Fund UL III is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration as a pool operator under the CEA.

                                   THE FUNDS


The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund will be different from that of the Fund.

We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have a joint ownership interest in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company.' The Company's ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the adviser to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-908-253-1400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.





                  FUND                           INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
--------------------------------------- ------------------------------------- --------------------------------
AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Comstock Fund --           Seeks capital growth and income       Invesco Advisers, Inc.
 Series II                              through investments in equity
                                        securities, including common stocks,
                                        preferred stocks and securities
                                        convertible into common and
                                        preferred stocks.
Invesco V.I. Government Securities      Seeks total return, comprised of      Invesco Advisers, Inc.
 Fund -- Series I                       current income and capital
                                        appreciation.
Invesco V.I. International Growth       Seeks long-term growth of capital.    Invesco Advisers, Inc.
 Fund -- Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
 SERIES FUND, INC.
Global Thematic Growth Portfolio --     Seeks long-term growth of capital.    AllianceBernstein L.P.
 Class B
Intermediate Bond Portfolio --          Seeks to generate income and price    AllianceBernstein L.P.
 Class A                                appreciation without assuming what
                                        the Adviser considers undue risk.
International Value Portfolio --        Seeks long-term growth of capital.    AllianceBernstein L.P.
 Class A
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. -- CLASS I
VP Capital Appreciation Fund            Seeks capital growth.                 American Century Investment
                                                                              Management, Inc.
VP Ultra(R) Fund                        Seeks long-term capital growth.       American Century Investment
                                                                              Management, Inc.
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund                Seeks as high a level of current      Capital Research and Management
                                        income as is consistent with the      Company
                                        preservation of capital.
American Funds Global Growth Fund       Seeks long-term growth of capital.    Capital Research and Management
                                                                              Company

                   FUND                             INVESTMENT OBJECTIVE            INVESTMENT ADVISER/SUBADVISER
----------------------------------------- --------------------------------------- --------------------------------
American Funds Global Small               Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Fund                                                              Company
American Funds Growth Fund                Seeks growth of capital.                Capital Research and Management
                                                                                  Company
American Funds Growth-Income              Seeks long-term growth of capital and   Capital Research and Management
 Fund                                     income.                                 Company
American Funds High-Income Bond           Seeks a high level of current income.   Capital Research and Management
 Fund                                     Its secondary investment objective is   Company
                                          capital appreciation.
American Funds International Fund         Seeks long-term growth of capital.      Capital Research and Management
                                                                                  Company
American Funds New World Fund(R)          Seeks long-term capital appreciation.   Capital Research and Management
                                                                                  Company
American Funds                            Seeks a high level of current income    Capital Research and Management
 U.S. Government/AAA-Rated                consistent with preservation of         Company
 Securities Fund                          capital.
DELAWARE VIP(R) TRUST -- STANDARD
 CLASS
Delaware VIP(R) Small Cap Value           Seeks capital appreciation.             Delaware Management Company
 Series
DREYFUS VARIABLE INVESTMENT FUND --
 INITIAL SHARES
Appreciation Portfolio                    Seeks long-term capital growth          The Dreyfus Corporation
                                          consistent with the preservation of     Subadviser: Fayez Sarofim & Co.
                                          capital. Its secondary goal is current
                                          income.
International Value Portfolio             Seeks long-term capital growth.         The Dreyfus Corporation
Opportunistic Small Cap Portfolio         Seeks capital growth.                   The Dreyfus Corporation
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Contrafund(R) Portfolio -- Service        Seeks long-term capital appreciation.   Fidelity Management & Research
 Class 2                                                                          Company
                                                                                  Subadviser: FMR Co., Inc.
Equity-Income Portfolio -- Initial        Seeks reasonable income. The fund       Fidelity Management & Research
 Class                                    will also consider the potential for    Company
                                          capital appreciation. The fund's goal   Subadviser: FMR Co., Inc.
                                          is to achieve a yield which exceeds
                                          the composite yield on the securities
                                          comprising the S&P 500(R) Index.
Freedom 2010 Portfolio -- Initial         Seeks high total return with a          Strategic Advisers, Inc.
 Class                                    secondary objective of principal
                                          preservation as the fund approaches
                                          its target date and beyond.
Freedom 2015 Portfolio -- Initial         Seeks high total return with a          Strategic Advisers, Inc.
 Class                                    secondary objective of principal
                                          preservation as the fund approaches
                                          its target date and beyond.
Freedom 2020 Portfolio -- Initial         Seeks high total return with a          Strategic Advisers, Inc.
 Class                                    secondary objective of principal
                                          preservation as the fund approaches
                                          its target date and beyond.

                  FUND                             INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
---------------------------------------- --------------------------------------- ----------------------------------
Freedom 2025 Portfolio -- Initial        Seeks high total return with a          Strategic Advisers, Inc.
 Class                                   secondary objective of principal
                                         preservation as the fund approaches
                                         its target date and beyond.
Freedom 2030 Portfolio -- Initial        Seeks high total return with a          Strategic Advisers, Inc.
 Class                                   secondary objective of principal
                                         preservation as the fund approaches
                                         its target date and beyond.
Growth & Income Portfolio -- Service     Seeks high total return through a       Fidelity Management & Research
 Class 2                                 combination of current income and       Company
                                         capital appreciation.                   Subadviser: FMR Co., Inc.
High Income Portfolio -- Initial Class   Seeks a high level of current income,   Fidelity Management & Research
                                         while also considering growth of        Company
                                         capital.                                Subadviser: FMR Co., Inc.
Index 500 Portfolio -- Initial Class     Seeks investment results that           Fidelity Management & Research
                                         correspond to the total return of       Company
                                         common stocks publicly traded in the    Subadvisers: FMR Co., Inc.; Geode
                                         United States, as represented by the    Capital Management, LLC
                                         S&P 500(R) Index.
Investment Grade Bond Portfolio --       Seeks as high a level of current        Fidelity Management & Research
 Service Class                           income as is consistent with the        Company
                                         preservation of capital.                Subadviser: Fidelity Investments
                                                                                 Money Management, Inc.
Mid Cap Portfolio -- Service Class 2     Seeks long-term growth of capital.      Fidelity Management & Research
                                                                                 Company
                                                                                 Subadviser: FMR Co., Inc.
Overseas Portfolio -- Service Class 2    Seeks long-term growth of capital.      Fidelity Management & Research
                                                                                 Company
                                                                                 Subadviser: FMR Co., Inc.
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
Franklin Mutual Global Discovery VIP     Seeks capital appreciation.             Franklin Mutual Advisers, LLC
 Fund -- Class 2
Franklin Small-Mid Cap Growth VIP        Seeks long-term capital growth.         Franklin Advisers, Inc.
 Fund -- Class 2+
Templeton Developing Markets VIP         Seeks long-term capital appreciation.   Templeton Asset Management Ltd.
 Fund -- Class 2
Templeton Foreign VIP Fund --            Seeks long-term capital growth.         Templeton Investment Counsel, LLC
 Class 2
Templeton Global Bond VIP Fund --        Seeks high current income, consistent   Franklin Advisers, Inc.
 Class 1                                 with preservation of capital, with
                                         capital appreciation as a secondary
                                         consideration.
JANUS ASPEN SERIES -- SERVICE SHARES
Enterprise Portfolio                     Seeks long-term growth of capital.      Janus Capital Management LLC
Global Research Portfolio+               Seeks long-term growth of capital.      Janus Capital Management LLC
Global Technology Portfolio              Seeks long-term growth of capital.      Janus Capital Management LLC
Janus Aspen Perkins Mid Cap Value        Seeks capital appreciation.             Janus Capital Management LLC
 Portfolio                                                                       Subadviser: Perkins Investment
                                                                                 Management LLC

                 FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- ---------------------------------------- -------------------------------------
Overseas Portfolio                     Seeks long-term growth of capital.       Janus Capital Management LLC
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
ClearBridge Variable Aggressive        Seeks capital appreciation.              Legg Mason Partners Fund Advisor,
 Growth Portfolio -- Class I                                                    LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Appreciation      Seeks long-term appreciation of          Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                  capital.                                 LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Equity Income     Seeks a high level of current income.    Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                  Long-term capital appreciation is a      LLC
                                       secondary objective.                     Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Large Cap         Seeks long-term growth of capital.       Legg Mason Partners Fund Advisor,
 Growth Portfolio -- Class I                                                    LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Large Cap Value   Seeks long-term growth of capital.       Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                  Current income is a secondary            LLC
                                       objective.                               Subadviser: ClearBridge Investments,
                                                                                LLC
Legg Mason Investment Counsel          Seeks capital appreciation and           Legg Mason Partners Fund Advisor,
 Variable Social Awareness Portfolio   retention of net investment income.      LLC
                                                                                Subadviser: Legg Mason Investment
                                                                                Counsel, LLC
LEGG MASON PARTNERS VARIABLE
 INCOME TRUST -- CLASS I
Western Asset Variable Global High     Seeks to maximize total return.          Legg Mason Partners Fund Advisor,
 Yield Bond Portfolio                                                           LLC
                                                                                Subadvisers: Western Asset
                                                                                Management Company; Western
                                                                                Asset Management Company
                                                                                Limited; Western Asset Management
                                                                                Company Pte. Ltd.
MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio --      Seeks to maximize total return,          MetLife Advisers, LLC
 Class A                               consistent with income generation        Subadviser: BlackRock Financial
                                       and prudent investment management.       Management, Inc.
Clarion Global Real Estate             Seeks total return through investment    MetLife Advisers, LLC
 Portfolio -- Class A                  in real estate securities, emphasizing   Subadviser: CBRE Clarion Securities
                                       both capital appreciation and current    LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: ClearBridge Investments,
                                                                                LLC
Harris Oakmark International           Seeks long-term capital appreciation.    MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: Harris Associates L.P.

                  FUND                             INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
--------------------------------------- ----------------------------------------- --------------------------------------
Invesco Mid Cap Value Portfolio --      Seeks high total return by investing in   MetLife Advisers, LLC
 Class B                                equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                        companies.
Invesco Small Cap Growth                Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A+                                                            Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets            Seeks high total investment return        MetLife Advisers, LLC
 Portfolio -- Class A                   through a combination of capital          Subadviser: Loomis, Sayles &
                                        appreciation and income.                  Company, L.P.
Lord Abbett Bond Debenture              Seeks high current income and the         MetLife Advisers, LLC
 Portfolio -- Class A                   opportunity for capital appreciation      Subadviser: Lord, Abbett & Co. LLC
                                        to produce a high total return.
MetLife Asset Allocation 100            Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
MFS(R) Emerging Markets Equity          Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
MFS(R) Research International           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B+                                                            Subadviser: Massachusetts Financial
                                                                                  Services Company
Morgan Stanley Mid Cap Growth           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Morgan Stanley
                                                                                  Investment Management Inc.
Oppenheimer Global Equity               Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Oppenheimer Funds, Inc.
PIMCO Inflation Protected Bond          Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio -- Class A                   consistent with preservation of capital   Subadviser: Pacific Investment
                                        and prudent investment management.        Management Company LLC
Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital       MetLife Advisers, LLC
                                        growth.                                   Subadviser: Pioneer Investment
                                                                                  Management, Inc.
Pioneer Strategic Income Portfolio --   Seeks a high level of current income.     MetLife Advisers, LLC
 Class A                                                                          Subadviser: Pioneer Investment
                                                                                  Management, Inc.
T. Rowe Price Large Cap Value           Seeks long-term capital appreciation      MetLife Advisers, LLC
 Portfolio -- Class B                   by investing in common stocks             Subadviser: T. Rowe Price Associates,
                                        believed to be undervalued. Income        Inc.
                                        is a secondary objective.
Third Avenue Small Cap Value            Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio -- Class B+                                                            Subadviser: Third Avenue
                                                                                  Management LLC
WMC Large Cap Research                  Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio -- Class E                                                             Subadviser: Wellington Management
                                                                                  Company, LLP
METROPOLITAN SERIES FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Baillie Gifford Overseas
                                                                                  Limited
Barclays Aggregate Bond Index           Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio -- Class A                   Barclays U.S. Aggregate Bond Index.       Subadviser: MetLife Investment
                                                                                  Management, LLC

                   FUND                              INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
------------------------------------------ ---------------------------------------- ------------------------------------
BlackRock Bond Income Portfolio --         Seeks a competitive total return         MetLife Advisers, LLC
 Class A                                   primarily from investing in              Subadviser: BlackRock Advisors, LLC
                                           fixed-income securities.
BlackRock Capital Appreciation             Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class A                                                               Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value                  Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class B                                                               Subadviser: BlackRock Advisors, LLC
BlackRock Money Market Portfolio --        Seeks a high level of current income     MetLife Advisers, LLC
 Class A                                   consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                           capital.
Frontier Mid Cap Growth Portfolio --       Seeks maximum capital appreciation.      MetLife Advisers, LLC
 Class D                                                                            Subadviser: Frontier Capital
                                                                                    Management Company, LLC
Jennison Growth Portfolio -- Class A       Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                    Subadviser: Jennison Associates LLC
MetLife Asset Allocation 20                Seeks a high level of current income,    MetLife Advisers, LLC
 Portfolio -- Class B                      with growth of capital as a secondary
                                           objective.
MetLife Asset Allocation 40                Seeks high total return in the form of   MetLife Advisers, LLC
 Portfolio -- Class B                      income and growth of capital, with a
                                           greater emphasis on income.
MetLife Asset Allocation 60                Seeks a balance between a high level     MetLife Advisers, LLC
 Portfolio -- Class B                      of current income and growth of
                                           capital, with a greater emphasis on
                                           growth of capital.
MetLife Asset Allocation 80                Seeks growth of capital.                 MetLife Advisers, LLC
 Portfolio -- Class B
MetLife Mid Cap Stock Index                Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio -- Class A                      Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                           Composite Stock Price Index.             Management, LLC
MetLife Stock Index Portfolio --           Seeks to track the performance of the    MetLife Advisers, LLC
 Class A                                   Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                           Stock Price Index.                       Management, LLC
MFS(R) Total Return Portfolio -- Class F   Seeks a favorable total return through   MetLife Advisers, LLC
                                           investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                    Services Company
MFS(R) Value Portfolio -- Class A          Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company
MSCI EAFE(R) Index Portfolio --            Seeks to track the performance of the    MetLife Advisers, LLC
 Class A                                   MSCI EAFE(R) Index.                      Subadviser: MetLife Investment
                                                                                    Management, LLC
Neuberger Berman Genesis                   Seeks high total return, consisting      MetLife Advisers, LLC
 Portfolio -- Class A                      principally of capital appreciation.     Subadviser: Neuberger Berman
                                                                                    Management LLC
Russell 2000(R) Index Portfolio --         Seeks to track the performance of the    MetLife Advisers, LLC
 Class A                                   Russell 2000(R) Index.                   Subadviser: MetLife Investment
                                                                                    Management, LLC

                  FUND                             INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
--------------------------------------- ----------------------------------------- --------------------------------------
T. Rowe Price Large Cap Growth          Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B+                                                            Subadviser: T. Rowe Price Associates,
                                                                                  Inc.
Western Asset Management                Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio --           consistent with preservation of capital   Subadviser: Western Asset
 Class A                                and maintenance of liquidity.             Management Company
WMC Core Equity Opportunities           Seeks to provide a growing stream of      MetLife Advisers, LLC
 Portfolio -- Class A                   income over time and, secondarily,        Subadviser: Wellington Management
                                        long-term capital appreciation and        Company, LLP
                                        current income.
MFS(R) VARIABLE INSURANCE TRUST --
 INITIAL CLASS
MFS(R) Global Equity Series             Seeks capital appreciation.               Massachusetts Financial Services
                                                                                  Company
MFS(R) New Discovery Series             Seeks capital appreciation.               Massachusetts Financial Services
                                                                                  Company
MFS(R) VARIABLE INSURANCE TRUST II --
 INITIAL CLASS
MFS(R) High Yield Portfolio             Seeks total return with an emphasis       Massachusetts Financial Services
                                        on high current income, but also          Company
                                        considering capital appreciation.
OPPENHEIMER VARIABLE ACCOUNT
 FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap       Seeks capital appreciation.               OFI Global Asset Management, Inc.
 Fund(R)/VA                                                                       Subadviser: OppenheimerFunds, Inc.
PIMCO VARIABLE INSURANCE TRUST --
 ADMINISTRATIVE CLASS
PIMCO All Asset Portfolio               Seeks maximum real return consistent      Pacific Investment Management
                                        with preservation of real capital and     Company LLC
                                        prudent investment management.            Subadviser: Research Affiliates, LLC
PIMCO CommodityRealReturn(R)            Seeks maximum real return consistent      Pacific Investment Management
 Strategy Portfolio                     with prudent investment                   Company LLC
                                        management.
PIMCO Long-Term U.S. Government         Seeks maximum total return,               Pacific Investment Management
 Portfolio                              consistent with preservation of capital   Company LLC
                                        and prudent investment management.
PIMCO Low Duration Portfolio            Seeks maximum total return,               Pacific Investment Management
                                        consistent with preservation of capital   Company LLC
                                        and prudent investment management.
PIMCO Total Return Portfolio            Seeks maximum total return,               Pacific Investment Management
                                        consistent with preservation of capital   Company LLC
                                        and prudent investment management.
PIONEER VARIABLE CONTRACTS TRUST --
 CLASS II
Pioneer Mid Cap Value VCT Portfolio     Seeks capital appreciation by             Pioneer Investment Management, Inc.
                                        investing in a diversified portfolio of
                                        securities consisting primarily of
                                        common stocks.

                FUND                            INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
------------------------------------ ----------------------------------------- ----------------------------------
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Value Fund   Seeks capital growth. Current income      Putnam Investment Management,
                                     is a secondary objective.                 LLC
                                                                               Subadviser: The Putnam Advisory
                                                                               Company, LLC
ROYCE CAPITAL FUND -- INVESTMENT
 CLASS
Royce Micro-Cap Portfolio            Seeks long-term growth of capital.        Royce & Associates, LLC
Royce Small-Cap Portfolio            Seeks long-term growth of capital.        Royce & Associates, LLC
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC. -- CLASS I
Emerging Markets Debt Portfolio      Seeks high total return by investing      Morgan Stanley Investment
                                     primarily in fixed income securities of   Management Inc.
                                     government and government-related
                                     issuers and, to a lesser extent, of
                                     corporate issuers in emerging market
                                     countries.
Emerging Markets Equity Portfolio    Seeks long-term capital appreciation      Morgan Stanley Investment
                                     by investing primarily in                 Management Inc.
                                     growth-oriented equity securities of      Subadvisers: Morgan Stanley
                                     issuers in emerging market countries.     Investment Management Company;
                                                                               Morgan Stanley Investment
                                                                               Management Limited
VANGUARD VARIABLE INSURANCE FUND
Diversified Value Portfolio          Seeks to provide long-term capital        Barrow, Hanley, Mewhinney &
                                     appreciation and income.                  Strauss, LLC
Equity Index Portfolio               Seeks to track the performance of a       The Vanguard Group, Inc.
                                     benchmark index that measures the
                                     investment return of
                                     large-capitalization stocks.
Mid-Cap Index Portfolio              Seeks to track the performance of a       The Vanguard Group, Inc.
                                     benchmark index that measures the
                                     investment return of
                                     mid-capitalization stocks.
Short-Term Investment-Grade          Seeks to provide current income           The Vanguard Group, Inc.
 Portfolio                           while maintaining limited price
                                     volatility.
Small Company Growth Portfolio       Seeks to provide long-term capital        Granahan Investment Management,
                                     appreciation.                             Inc. and The Vanguard Group, Inc.
Total Stock Market Index Portfolio   Seeks to track the performance of a       The Vanguard Group, Inc.
                                     benchmark index that measures the
                                     investment return of the overall stock
                                     market.


+ Not available under all Policies. Availability depends on Policy issue date.


                                 VOTING RIGHTS


The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.


                             CONFLICTS OF INTEREST


The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.


                               THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account but is subject to the claims of our creditors. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.



                         POLICY CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

   o the ability for you to make withdrawals and surrenders under the Policies;

   o   the ability for you to obtain a loan under the Policies;

   o   the Death Benefit paid on the death of the Insured;

   o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

   o administration of the various elective options available under the Policies; and

   o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

   o expenses associated with underwriting applications and increases in the Stated Amount;

   o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

   o sales and marketing expenses including commission payments to your sales agent; and

   o   other costs of doing business.

RISKS we assume include:

   o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

   o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.


                            CHARGES AGAINST PREMIUM


We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

   o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.


                        SALES EXPENSE CHARGES            SALES EXPENSE CHARGES
                         ON A CURRENT BASIS              ON A GUARANTEED BASIS
                   -------------------------------   ------------------------------
                    UP TO TARGET     ABOVE TARGET     UP TO TARGET     ABOVE TARGET
  POLICY YEARS         PREMIUM          PREMIUM          PREMIUM         PREMIUM
----------------   --------------   --------------   --------------   -------------
  Years 1 -- 2          7%              2.25%             12%              8%
  Years 3 -- 7          6%              2.25%             12%              8%
    Years 8+           3.5%             2.25%             12%              8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.


                         CHARGES AGAINST CONTRACT VALUE


MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Rider. These are described below.

   o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

   o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.

   o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

   o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

   o MONTHLY SALES EXPENSE CHARGE: Except for Policies issued on or after January 1, 2009, for which the current charge is $0, the current and guaranteed maximum Monthly Sales Expense Charge is a monthly rate per thousand equal to $0.10 times the percentage of initial base Stated Amount. This monthly rate is applied to the greater of (1) and (2) where
       (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

   o MONTHLY SALES LOAD (FOR THE INSURED TERM RIDER, IF APPLICABLE): The guaranteed maximum Monthly Sales Load is a monthly rate per thousand equal to $0.10 times the percentage of initial term Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and
       (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase. The current Monthly Sales Load is $0.

   o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

   o   SURRENDER CHARGES: There is no surrender charge.


                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.


                  M&E CHARGE ON A     M&E CHARGE ON A
                   CURRENT BASIS      GUARANTEED BASIS
 POLICY YEARS         (ANNUAL)            (ANNUAL)
--------------   -----------------   -----------------
     1-25             0.35%                0.75%
   Years 26+          0.20%                0.75%

                                  FUND CHARGES


Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.


                MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES


We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.



                               POLICY DESCRIPTION
--------------------------------------------------------------------------------
The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to.
The Policy is non-participating, which means the Company will not pay dividends on the Policy.


                             APPLYING FOR A POLICY


To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

   o   Requested Stated Amount (minimum of $50,000)

   o   Death Benefit Option

   o   Beneficiary

   o   Investment Option selections, and

   o   Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

   o Guaranteed Issue -- requires the least evidence of insurability and rating classification.

   o Simplified Underwriting -- requires more evidence of insurability and rating classification.

   o Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.


                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of:

    (1)   10 days after delivery of the Policy to the Policy Owner, or

    (2)   45 days of completion of the Policy application, or

    (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant, whichever is later, or

    (4)   later if required by state law.

Depending on state law, we will refund either:

    (1)   All Premium Payments less any Outstanding Loans, or

    (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.


                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date or the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.


                    INCOME TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


                            OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

   o   Assigning the Policy

       The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.


   o   Receiving the Maturity Benefit

       If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

           1.  Outstanding Loan;

           2.  Monthly Deduction Amount due but not paid; and

           3. Amount payable to an assignee under a collateral assignment of the Policy.

       Upon maturity, insurance ends and we have no further obligation under the Policy.

   o   Changing or Revoking a Beneficiary

       The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

       Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

   o   Decreases in the Stated Amount of Insurance

       You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

           1.  against the most recent increase in the Stated Amount;

           2.  to other increases in the reverse order in which they occurred;
               and

           3.  to the initial Stated Amount.

       A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

       We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

   o   Changing the Death Benefit Option

       After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible:
       Options 1-2, Options 2-1 and Options 3-1.

       If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

       It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

   o Increases in the Stated Amount (requires additional underwriting approval)

       You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability. Any increase in Stated Amount (whether from a request by you or from a change in the Death Benefit) will result in overall higher cost of insurance charges and the cost of insurance charges associated with the increase amount may be higher than the cost of insurance charges associated with the original Stated Amount in consideration of the attained age of the Insured at the time the increase is requested. . The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

       We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.



                                    PREMIUMS
--------------------------------------------------------------------------------
               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS


The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

   o mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

   o by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

   o   by wire transfer.

If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.


                         ALLOCATION OF PREMIUM PAYMENTS


During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.



                            VALUES UNDER YOUR POLICY
--------------------------------------------------------------------------------
                                 CONTRACT VALUE


Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.


                          INVESTMENT OPTION VALUATION


The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.


We determine the NET INVESTMENT FACTOR for any Valuation Period using the following   a - c
equation:                                                                             ---
                                                                                      b

A is:

    1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

    2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

    3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

    1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

    2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.


                            FIXED ACCOUNT VALUATION


The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

    a. Net Premium Payments allocated to the Fixed Account since the preceding day

    b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

    c.  Interest credited to the Fixed Account since the preceding day,

    minus:

    d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

    e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

    f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

    g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

    h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.


                             LOAN ACCOUNT VALUATION


When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20, and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.




                                   TRANSFERS
--------------------------------------------------------------------------------
                          TRANSFERS OF CONTRACT VALUE


Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange
(NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.


RESTRICTIONS ON TRANSFERS

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds, that is:


Invesco V.I. International Growth Fund

AllianceBernstein Global Thematic Growth Portfolio
AllianceBernstein International Value Portfolio
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund(R)
Delaware VIP(R) Small Cap Value Series
Dreyfus International Value Portfolio
Dreyfus Opportunistic Small Cap Portfolio
Fidelity(R) VIP High Income Portfolio
Fidelity(R) VIP Overseas Portfolio

Franklin Mutual Global Discovery VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Janus Aspen Global Research Portfolio
Janus Aspen Global Technology Portfolio
Janus Aspen Overseas Portfolio
Western Asset Variable Global High Yield Bond Portfolio

BlackRock High Yield Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
MFS(R) Emerging Markets Equity Portfolio

MFS(R) Research International Portfolio
Oppenheimer Global Equity Portfolio

Pioneer Strategic Income Portfolio
Third Avenue Small Cap Value Portfolio
Baillie Gifford International Stock Portfolio
MSCI EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio

Russell 2000(R) Index Portfolio
MFS(R) Global Equity Series

MFS(R) New Discovery Series
MFS(R) High Yield Portfolio
Oppenheimer Main Street Small Cap Fund(R)/VA

Putnam VT International Value Fund
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
UIF Emerging Markets Debt Portfolio
UIF Emerging Markets Equity Portfolio
Vanguard Small Company Growth Portfolio

(the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine, if for each category of international, small-cap and high-yield Funds, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a `plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

   o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

   o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any policy owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single policy owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from the Funds except where the manager of a particular Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.


  TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. It is important to note that since we are enforcing the restriction on transfers and withdrawals from the Fixed Account, it could take 10 years or more to fully transfer or withdraw a current balance in the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.


  TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.


                      DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.


                             PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------
The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus (b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") irrevocably selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease by a ratable portion for each full year:


 ATTAINED AGE
  OF INSURED     PERCENTAGE
  ----------     ----------
     0-40           250
      45            215
      50            185
      55            150
      60            130
      65            120
      70            115
   75 -- 90         105
   95 -- 99         101
      100           100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The Death Benefit payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in the effect on the date of the Policy was issued to you.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in
Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in
Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.


                             DEATH BENEFIT EXAMPLES


The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.


                        OPTION 1 -- LEVEL DEATH BENEFIT


In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).


                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).


                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).


                       CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The following changes in Death Benefit Options are permissible:

       Option 1 to 2

       Option 2 to 1

       Option 3 to 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.


                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS


Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.


Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



                              BENEFITS AT MATURITY
--------------------------------------------------------------------------------
If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy. Any payment on the Maturity Date will generally be taxable to the extent of any Policy gain.

                                OTHER BENEFITS
--------------------------------------------------------------------------------
                                EXCHANGE OPTION


Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.


              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)


You may choose to purchase the Insured Term Rider as an addition to the Policy when you apply for the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.


                          CASH VALUE ENHANCEMENT RIDER


You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.



                               POLICY SURRENDERS
--------------------------------------------------------------------------------
You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")


                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                               PARTIAL SURRENDER


You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.



                                  POLICY LOANS
--------------------------------------------------------------------------------
While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")


                                LOAN CONDITIONS


   o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

   o The loan request must be at least $500, except where state law requires a different minimum.

   o To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

   o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

   o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

   o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.

   o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

   o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.


   o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current Premium Payment allocation percentages. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.


   o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

   o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")


                                EFFECTS OF LOANS


A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.



                            LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
                                     LAPSE


Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.


                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.


                                 REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

    (1) the Policy was not surrendered for cash and it is before the Maturity Date;

    (2)   you furnish us with acceptable evidence of insurability;

    (3)   you pay all past due Monthly Deduction Amounts;

    (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

    (5)   you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.



                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The
Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL OR FOREIGN TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.


                      POTENTIAL BENEFITS OF LIFE INSURANCE


Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

   o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

   o INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

   o INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

   o   A definition of a life insurance contract.

   o   Diversification requirements for separate account assets.

   o Limitations on policy owner's control over the assets in a separate account.

   o Guidelines to determine the maximum amount of premium that may be paid into a policy.

   o   Limitations on withdrawals from a policy.

   o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY


DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.


                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.


IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18,

2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."


MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, in general, any policy received in exchange for a life insurance contract that is not a MEC will not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a corporate owner of a MEC.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.


DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.


TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.


INVESTMENT IN THE POLICY

Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.


BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                           OTHER TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping transfer and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


                               INSURABLE INTEREST


The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.


                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.


                           TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.


                            ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.


                          DISTRIBUTION & COMPENSATION
--------------------------------------------------------------------------------
                                  DISTRIBUTION


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, New York 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the Funds of the American Funds Insurance Series available under the Policy for services it provides in marketing the Fund's shares in connection with the Policy.


                                  COMPENSATION


Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Policy Charges and Deductions -- Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Management Inc. and MetLife Advisers, LLC. MetLife Advisers LLC is an affiliate of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.


SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including MetLife Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses and expense allowances, equity awards (such as stock options), training allowances, supplementary compensation, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold and serviced, these registered representatives have an incentive to favor the sale of proprietary products. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives, so these managers also have an incentive to favor the sale of proprietary products over products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. The percentage is determined by a sliding-scale formula that takes into consideration the total amount of premiums and purchase payments applied to proprietary and non-proprietary products that the registered representative sells and services. The percentage could be as high as 100%. MetLife registered representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products. - -


The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.



                            OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
                             VALUATION AND PAYMENT


You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

              SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT


We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

    (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

    (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


                               POLICY STATEMENTS


We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

   o   the Contract Value, Stated Amount and Amount Insured;

   o   the date and amount of each Premium Payment;

   o   the date and amount of each Monthly Deduction;

   o the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

   o   the date and amount of any partial surrenders;

   o   the annualized cost of any Riders purchased under the Policy; and

   o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.


                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION


The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.


                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:


WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

   o   increases in the Stated Amount of insurance


WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

   o   decreases in the Stated Amount of insurance

   o   changing the Death Benefit option

   o   changes to the way your Premiums Payments are allocated

   o   changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.



                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.




                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements and financial highlights comprising each of the Investment Options of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, and the financial statements of the Company, are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon the Company's ability to meet its obligations under the Policies. Also included in the Statement of Additional Information are the financial statements of MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd., and pro forma financial statements for the Company, due to the mergers expected to occur towards the end of 2014.

                                  APPENDIX A
--------------------------------------------------------------------------------
               GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS


ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at MetLife -Specialized Benefit Resources ("SBR"), 501 Route 22, Bridgewater, NJ 08807, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (COVERAGE AMOUNT) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLAN EFFECTIVE DATE -- the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Corporate Select, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX B
--------------------------------------------------------------------------------
                     ADDITIONAL INFORMATION REGARDING FUNDS



Certain Funds were subject to a name change, merger or substitution. The chart below identifies the former name and new name of each of these Funds, and where applicable, the former name and new name of the trust of which the Fund is a part.



FUND NAME CHANGES



                    FORMER FUND NAME                                         NEW FUND NAME
-------------------------------------------------------- -----------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin Small-Mid Cap Growth Securities Fund           Franklin Small-Mid Cap Growth VIP Fund
 Mutual Global Discovery Securities Fund                 Franklin Mutual Global Discovery VIP Fund
 Templeton Developing Markets Securities Fund            Templeton Developing Markets VIP Fund
 Templeton Foreign Securities Fund                       Templeton Foreign VIP Fund
 Templeton Global Bond Securities Fund                   Templeton Global Bond VIP Fund
MET INVESTORS SERIES -TRUST                              MET INVESTORS SERIES -TRUST
 BlackRock Large Cap Core Portfolio                      WMC Large Cap Research Portfolio
 Janus Forty Portfolio                                   ClearBridge Aggressive Growth Portfolio II
 Lord Abbett Mid Cap Value Portfolio                     Invesco Mid Cap Value Portfolio
 MetLife Aggressive Strategy Portfolio                   MetLife Asset Allocation 100 Portfolio
METROPOLITAN SERIES FUND                                 METROPOLITAN SERIES FUND
 Davis Venture Value Portfolio                           WMC Core Equity Opportunities Portfolio
 MetLife Conservative Allocation Portfolio               MetLife Asset Allocation 20 Portfolio
 MetLife Conservative to Moderate Allocation Portfolio   MetLife Asset Allocation 40 Portfolio
 MetLife Moderate Allocation Portfolio                   MetLife Asset Allocation 60 Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio     MetLife Asset Allocation 80 Portfolio


FUND MERGERS


The following former Funds merged with and into the new Funds.



              FORMER FUND/TRUST                              NEW FUND/TRUST
--------------------------------------------- -------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP VistaSM Fund                              VP Capital Appreciation Fund
MET INVESTORS SERIES TRUST                    MET INVESTORS SERIES TRUST
 ClearBridge Aggressive Growth Portfolio II   ClearBridge Aggressive Growth Portfolio
MFS(R) VARIABLE INSURANCE TRUST               MFS(R) VARIABLE INSURANCE TRUST II
 MFS(R) High Income Series                    MFS(R) High Yield Portfolio



FUND SUBSTITUTIONS


The following former Funds were replaced by the new Funds.




                FORMER FUND/TRUST                              NEW FUND/TRUST
------------------------------------------------ -----------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
INSURANCE FUNDS)                                 MET INVESTORS SERIES TRUST
 Invesco V.I. Global Real Estate Fund            Clarion Global Real Estate Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST        MET INVESTORS SERIES TRUST
 ClearBridge Variable All Cap Value Portfolio    T. Rowe Price Large Cap Value Portfolio
 (Class I)                                        (Class E)
PIONEER VARIABLE CONTRACTS TRUST                 MET INVESTORS SERIES TRUST
 Pioneer Emerging Markets VCT Portfolio          MFS(R) Emerging Markets Equity Portfolio

FUND LIQUIDATION

The following Fund was liquidated and is no longer available in your Policy.




     LEGG MASON PARTNERS VARIABLE INCOME TRUST
     Western Asset Variable Strategic Bond Portfolio

                                  APPENDIX C
--------------------------------------------------------------------------------
                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

                          (IF AVAILABLE IN YOUR STATE)


  AGE       MALE        FEMALE       UNISEX
------   ----------   ----------   ---------
  20     20.75046     17.76811     20.15660
  21     21.43931     18.41151     20.83692
  22     22.15540     19.07822     21.54229
  23     22.89985     19.77061     22.27547
  24     23.67203     20.49002     23.03759
  25     24.47303     21.23587     23.82807
  26     25.30237     22.00956     24.64648
  27     26.15803     22.81058     25.49061
  28     27.04391     23.64019     26.36478
  29     27.96810     24.49974     27.27515
  30     28.93223     25.39050     28.22519
  31     29.93846     26.31420     29.21513
  32     30.98879     27.26929     30.24699
  33     32.08244     28.25862     31.31966
  34     33.21998     29.28066     32.43372
  35     34.40231     30.33542     33.58984
  36     35.62875     31.42269     34.78864
  37     36.89887     32.54581     36.02937
  38     38.21380     33.70666     37.31331
  39     39.57333     34.90869     38.64156
  40     40.98082     36.15456     40.01542
  41     42.43483     37.44393     41.43655
  42     43.93497     38.77792     42.90320
  43     45.47934     40.15795     44.41354
  44     47.06408     41.58437     45.96532
  45     48.68721     43.05748     47.55816
  46     50.35153     44.57635     49.19205
  47     52.05909     46.14015     50.86933
  48     53.82129     47.74978     52.60081
  49     55.65264     49.40329     54.39601
  50     57.55331     51.10045     56.25603
  51     59.52395     52.84293     58.18077
  52     61.56006     54.62786     60.16500
  53     63.65497     56.45561     62.20607
  54     65.80535     58.32662     64.29880
  55     68.00239     60.24140     66.43654
  56     70.24448     62.19765     68.61843
  57     72.53540     64.19326     70.84671
  58     74.89684     66.22932     73.13829
  59     77.34745     68.30904     75.50944
  60     79.88828     70.43886     77.96041
  61     82.50695     72.62267     80.48453
  62     85.18613     74.86294     83.06646
  63     87.90817     77.16453     85.69409
  64     90.67166     79.53113     88.36535

  AGE        MALE         FEMALE       UNISEX
------   -----------   -----------   ----------
  65      93.48089      81.96817      91.08574
  66      96.35338      84.48046      93.86943
  67      99.31975      87.07340      96.74203
  68     102.40600      89.75142      99.72414
  69     105.64164      92.52270     102.84177
  70     109.04977      95.39222     106.11045
  71     112.63969      98.36063     109.53631
  72     116.38886     101.42742     113.10176
  73     120.28963     104.60168     116.80131
  74     124.39784     107.89189     120.67888
  75     128.76831     111.31764     124.77812
  76     133.45523     114.90649     129.14242
  77     138.49658     118.69317     133.80624
  78     143.89584     122.71355     138.77520
  79     149.64681     127.01309     144.04965
  80     155.77273     131.63730     149.65179

                                  APPENDIX D
--------------------------------------------------------------------------------
                      CASH VALUE ACCUMULATION TEST FACTORS

                          (IF AVAILABLE IN YOUR STATE)


 ATTAINED AGE       MALE        FEMALE       UNISEX
--------------   ----------   ----------   ---------
      20         796.856%     902.894%     796.856%
      21         770.878%     871.381%     770.878%
      22         745.677%     840.968%     745.677%
      23         721.181%     811.562%     721.181%
      24         697.376%     783.122%     697.376%
      25         674.290%     755.675%     674.290%
      26         651.938%     729.176%     651.938%
      27         630.362%     703.635%     630.362%
      28         609.463%     679.010%     609.463%
      29         589.127%     655.262%     589.127%
      30         569.320%     632.357%     569.320%
      31         550.066%     610.257%     550.066%
      32         531.358%     588.984%     531.358%
      33         513.231%     568.474%     513.231%
      34         495.687%     548.742%     495.687%
      35         478.726%     529.769%     478.726%
      36         462.344%     511.538%     462.344%
      37         446.549%     493.984%     446.549%
      38         431.325%     477.072%     431.325%
      39         416.657%     460.756%     416.657%
      40         402.531%     445.006%     402.531%
      41         388.928%     429.826%     388.928%
      42         375.852%     415.200%     375.852%
      43         363.297%     401.115%     363.297%
      44         351.258%     387.562%     351.258%
      45         339.716%     374.532%     339.716%
      46         328.651%     362.023%     328.651%
      47         318.032%     350.027%     318.032%
      48         307.803%     338.525%     307.803%
      49         297.926%     327.511%     297.926%
      50         288.403%     316.969%     288.403%
      51         279.237%     306.875%     279.237%
      52         270.441%     297.224%     270.441%
      53         262.012%     287.995%     262.012%
      54         253.952%     279.168%     253.952%
      55         246.259%     270.721%     246.259%
      56         238.921%     262.644%     238.921%
      57         231.917%     254.922%     231.917%
      58         225.204%     247.535%     225.204%
      59         218.752%     240.457%     218.752%
      60         212.561%     233.663%     212.561%
      61         206.635%     227.134%     206.635%
      62         200.988%     220.859%     200.988%
      63         195.616%     214.823%     195.616%
      64         190.506%     209.017%     190.506%

 ATTAINED AGE       MALE        FEMALE       UNISEX
--------------   ----------   ----------   ---------
      65         185.637%     203.431%     185.637%
      66         180.985%     198.056%     180.985%
      67         176.526%     192.887%     176.526%
      68         172.243%     187.918%     172.243%
      69         168.122%     183.143%     168.122%
      70         164.158%     178.556%     164.158%
      71         160.357%     174.158%     160.357%
      72         156.733%     169.949%     156.733%
      73         153.291%     165.919%     153.291%
      74         150.012%     162.063%     150.012%
      75         146.885%     158.372%     146.885%
      76         155.141%     155.141%     155.141%
      77         152.556%     152.556%     152.556%
      78         150.067%     150.067%     150.067%
      79         147.665%     147.665%     147.665%
      80         145.630%     145.630%     145.630%
      81         143.404%     143.404%     143.404%
      82         141.307%     141.307%     141.307%
      83         139.321%     139.321%     139.321%
      84         137.428%     137.428%     137.428%
      85         130.271%     130.271%     130.271%
      86         128.604%     128.604%     128.604%
      87         127.012%     127.012%     127.012%
      88         125.528%     125.528%     125.528%
      89         124.135%     124.135%     124.135%
      90         122.791%     122.791%     122.791%
      91         121.378%     121.378%     121.378%
      92         119.851%     119.851%     119.851%
      93         118.274%     118.274%     118.274%
      94         116.681%     116.681%     116.681%
      95         115.085%     115.085%     115.085%
      96         113.438%     113.438%     113.438%
      97         111.634%     111.634%     111.634%
      98         109.478%     109.478%     109.478%
      99         106.779%     106.779%     106.779%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 501 Route 22, Bridgewater, NJ 08807 or by calling us at 1-908-253-1400.

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File Numbers: 811-09215




Book 79                                                                   4/14

            CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY
         CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICY
               CORPORATE OWNED VARIABLE UNIVERSAL LIFE III POLICY
                            CORPORATE SELECT POLICY
          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV POLICY


                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                                     (SAI)
                                     DATED

                                 APRIL 28, 2014

                                      FOR
             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)
                                   ISSUED BY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  (DEPOSITOR)


This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses dated April 28, 2014 for the Corporate Owned Variable Universal Life Insurance Policies ("the Policies"). The defined terms used in this SAI are as defined in the prospectus.


Copies of the prospectuses may be obtained by writing to MetLife-Specialized Benefit Resources ("SBR"), 501 Route 22, Bridgewater, NJ 08807, or by calling 1-908-253-1400 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                                         MIC-Book-49-50-51-79-92

                              TABLE OF CONTENTS

                                                            PAGE
                                                            ----
GENERAL INFORMATION AND HISTORY...........................    3
 The Depositor............................................    3
 State Regulation.........................................    3
 The Registrant...........................................    3
 Registration Statement...................................    3
 The Custodian............................................    3
UNDERWRITING AND DISTRIBUTION AGREEMENTS..................    3
 Distribution and Principal Underwriting Agreement........    3
 Compensation.............................................    4
VALUATION OF ASSETS.......................................    4
 Investment Options.......................................    4
 The Contract Value.......................................    4
 Accumulation Unit Value..................................    5
CALCULATION OF MONEY MARKET YIELD.........................    5
ADDITIONAL INFORMATION ABOUT POLICY CHARGES...............    5
 Special Purchase Plans...................................    5
 Underwriting Procedures..................................    5
 Increases and Decreases in Stated Amount.................    6
ADDITIONAL FEDERAL TAX CONSIDERATIONS.....................    6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............    7
Financial Statements......................................    1

                        GENERAL INFORMATION AND HISTORY


THE DEPOSITOR. MetLife Insurance Company of Connecticut, (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910, and its telephone number is
(860) 656-3000.


The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.


In 2013, MetLife, Inc. announced its plans to merge the Company, MetLife Investors Insurance Company (MetLife Investors), MetLife Investors USA Insurance Company (MetLife Investors USA), - and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors and MetLife Investors USA, like the Company, are U.S. insurance companies that issue variable insurance products in addition to other products. - Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. - The Company, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals. -


STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: The MetLife of CT Fund UL III for Variable Life Insurance (Fund UL
III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.


                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.

MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA").


The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS




              UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                     TO MLIDC BY THE          COMMISSIONS RETAINED BY
    YEAR                 COMPANY                       MLIDC
------------ ------------------------------- ------------------------
 2013........$1,885,778                      $0
 2012........$2,160,106                      $0
 2011........$2,645,431                      $0


The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.


                              VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment income plus capital gains and losses (whether realized or unrealized);

     (b) = any deduction for applicable taxes (presently zero); and

     (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.


                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 /7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund, and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.


                  ADDITIONAL INFORMATION ABOUT POLICY CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.


UNDERWRITING PROCEDURES. The Policy's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 2001 Commissioners Standard Ordinary Mortality Tables for Policies issued on or after January 1, 2009. For Policies issued prior to January 1, 2009, guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the

1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.


The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.


INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may affect you).


Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.


                     ADDITIONAL FEDERAL TAX CONSIDERATIONS

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of
Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Exeter Reassurance Company, LTD ("Exeter"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes other matters related to a change in Exeter's presentation of insurance liabilities and to Exeter being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of MetLife Investors Insurance Company ("MLI"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an other matter paragraph related to MLI being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

                              FINANCIAL STATEMENTS


The financial statements and financial highlights comprising each of the Investment Options of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, and the consolidated financial statements and related financial statement schedules of MetLife Insurance Company of Connecticut, follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account. Also included in the SAI are the financial statements of MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd., and pro forma financial statements of the Company, due to the mergers expected to occur towards the end of 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and Board of Directors of
MetLife Insurance Company of Connecticut

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Note 2.A. as of December 31, 2013, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in
Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                           ALLIANCEBERNSTEIN
                                            GLOBAL THEMATIC      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN     AMERICAN CENTURY VP
                                                GROWTH           INTERMEDIATE BOND    INTERNATIONAL VALUE           ULTRA
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                         --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value...........  $              1,469  $              4,851  $              19,289  $             24,752
   Accrued dividends...................                    --                    --                     --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                    --
                                         --------------------  --------------------  ---------------------  --------------------
        Total Assets...................                 1,469                 4,851                 19,289                24,752
                                         --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                    --
                                         --------------------  --------------------  ---------------------  --------------------
        Total Liabilities..............                    --                    --                     --                    --
                                         --------------------  --------------------  ---------------------  --------------------

NET ASSETS.............................  $              1,469  $              4,851  $              19,289  $             24,752
                                         ====================  ====================  =====================  ====================


 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                                              AMERICAN FUNDS
                                          AMERICAN CENTURY VP     AMERICAN FUNDS        AMERICAN FUNDS         GLOBAL SMALL
                                                 VISTA                 BOND              GLOBAL GROWTH        CAPITALIZATION
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          7,262,269  $             16,651  $          6,473,328  $              1,804
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................             7,262,269                16,651             6,473,328                 1,804
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $          7,262,269  $             16,651  $          6,473,328  $              1,804
                                         ====================  ====================  ====================  ====================


                                            AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS
                                                GROWTH             GROWTH-INCOME       HIGH-INCOME BOND        INTERNATIONAL
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $         60,767,856  $         19,145,757  $             33,744  $         31,125,921
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................            60,767,856            19,145,757                33,744            31,125,921
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                     1                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                     1                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $         60,767,855  $         19,145,757  $             33,744  $         31,125,921
                                         ====================  ====================  ====================  ====================

                                                              AMERICAN FUNDS U.S.
                                            AMERICAN FUNDS      GOVERNMENT/AAA-
                                               NEW WORLD       RATED SECURITIES
                                           INVESTMENT OPTION   INVESTMENT OPTION
                                         -------------------  -------------------
ASSETS:
   Investments at fair value...........  $         8,621,975  $            38,346
   Accrued dividends...................                   --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                   --                   --
                                         -------------------  -------------------
        Total Assets...................            8,621,975               38,346
                                         -------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                   --                   --
                                         -------------------  -------------------
        Total Liabilities..............                   --                   --
                                         -------------------  -------------------

NET ASSETS.............................  $         8,621,975  $            38,346
                                         ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                           DREYFUS VIF
                                             DELAWARE VIP           DREYFUS VIF           OPPORTUNISTIC         FIDELITY VIP
                                            SMALL CAP VALUE        APPRECIATION             SMALL CAP            CONTRAFUND
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value...........  $         18,825,376  $            985,412  $           1,461,319  $          49,125,287
   Accrued dividends...................                    --                    --                     --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                     --
                                         --------------------  --------------------  ---------------------  ---------------------
        Total Assets...................            18,825,376               985,412              1,461,319             49,125,287
                                         --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                     1                    --                     --                      1
                                         --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities..............                     1                    --                     --                      1
                                         --------------------  --------------------  ---------------------  ---------------------

NET ASSETS.............................  $         18,825,375  $            985,412  $           1,461,319  $          49,125,286
                                         ====================  ====================  =====================  =====================


                                             FIDELITY VIP          FIDELITY VIP           FIDELITY VIP          FIDELITY VIP
                                             EQUITY-INCOME         FREEDOM 2010           FREEDOM 2015          FREEDOM 2020
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $            771,580  $             266,195  $            517,869  $            870,612
   Accrued dividends...................                    --                     --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                    --
                                         --------------------  ---------------------  --------------------  --------------------
        Total Assets...................               771,580                266,195               517,869               870,612
                                         --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                    --
                                         --------------------  ---------------------  --------------------  --------------------
        Total Liabilities..............                    --                     --                    --                    --
                                         --------------------  ---------------------  --------------------  --------------------

NET ASSETS.............................  $            771,580  $             266,195  $            517,869  $            870,612
                                         ====================  =====================  ====================  ====================


                                              FIDELITY VIP          FIDELITY VIP
                                              FREEDOM 2025          FREEDOM 2030
                                            INVESTMENT OPTION     INVESTMENT OPTION
                                         ---------------------  ---------------------
ASSETS:
   Investments at fair value...........  $             421,604  $             576,904
   Accrued dividends...................                     --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                     --                     --
                                         ---------------------  ---------------------
        Total Assets...................                421,604                576,904
                                         ---------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                     --                     --
                                         ---------------------  ---------------------
        Total Liabilities..............                     --                     --
                                         ---------------------  ---------------------

NET ASSETS.............................  $             421,604  $             576,904
                                         =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                                                 FIDELITY VIP
                                             FIDELITY VIP          FIDELITY VIP           FIDELITY VIP         INVESTMENT GRADE
                                            GROWTH & INCOME         HIGH INCOME             INDEX 500                BOND
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value...........  $             94,775  $               9,889  $         69,517,434  $          11,373,631
   Accrued dividends...................                    --                     --                    --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Assets...................                94,775                  9,889            69,517,434             11,373,631
                                         --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --                     1                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities..............                    --                     --                     1                     --
                                         --------------------  ---------------------  --------------------  ---------------------

NET ASSETS.............................  $             94,775  $               9,889  $         69,517,433  $          11,373,631
                                         ====================  =====================  ====================  =====================

                                                                                         FTVIPT FRANKLIN         FTVIPT MUTUAL
                                                                   FIDELITY VIP           SMALL-MID CAP        GLOBAL DISCOVERY
                                         FIDELITY VIP MID CAP        OVERSEAS           GROWTH SECURITIES         SECURITIES
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value...........  $         24,413,401  $           4,502,958  $          4,200,464  $               8,983
   Accrued dividends...................                    --                     --                    --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Assets...................            24,413,401              4,502,958             4,200,464                  8,983
                                         --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities..............                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------

NET ASSETS.............................  $         24,413,401  $           4,502,958  $          4,200,464  $               8,983
                                         ====================  =====================  ====================  =====================

                                           FTVIPT TEMPLETON
                                          DEVELOPING MARKETS     FTVIPT TEMPLETON
                                              SECURITIES        FOREIGN SECURITIES
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          2,701,819  $         13,801,374
   Accrued dividends...................                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Assets...................             2,701,819            13,801,374
                                         --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Liabilities..............                    --                    --
                                         --------------------  --------------------

NET ASSETS.............................  $          2,701,819  $         13,801,374
                                         ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                           FTVIPT TEMPLETON                               INVESCO V.I.
                                              GLOBAL BOND          INVESCO V.I.           INTERNATIONAL          JANUS ASPEN
                                              SECURITIES        GLOBAL REAL ESTATE           GROWTH              ENTERPRISE
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value...........  $         20,626,283  $           9,041,768  $         32,694,293  $           9,522,990
   Accrued dividends...................                    --                     --                    --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Assets...................            20,626,283              9,041,768            32,694,293              9,522,990
                                         --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities..............                    --                     --                    --                     --
                                         --------------------  ---------------------  --------------------  ---------------------

NET ASSETS.............................  $         20,626,283  $           9,041,768  $         32,694,293  $           9,522,990
                                         ====================  =====================  ====================  =====================



                                           JANUS ASPEN GLOBAL    JANUS ASPEN GLOBAL        JANUS ASPEN       JANUS ASPEN PERKINS
                                                RESEARCH             TECHNOLOGY             OVERSEAS            MID CAP VALUE
                                            INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $             953,601  $          7,015,424  $          7,216,376  $         15,962,918
   Accrued dividends...................                     --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                     --                    --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------
        Total Assets...................                953,601             7,015,424             7,216,376            15,962,918
                                         ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                     --                    --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                     --                    --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $             953,601  $          7,015,424  $          7,216,376  $         15,962,918
                                         =====================  ====================  ====================  ====================

                                                LMPVET                LMPVET
                                              CLEARBRIDGE           CLEARBRIDGE
                                          VARIABLE AGGRESSIVE        VARIABLE
                                                GROWTH             ALL CAP VALUE
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  ---------------------
ASSETS:
   Investments at fair value...........  $          4,111,627  $           2,047,762
   Accrued dividends...................                    --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --
                                         --------------------  ---------------------
        Total Assets...................             4,111,627              2,047,762
                                         --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --
                                         --------------------  ---------------------
        Total Liabilities..............                    --                     --
                                         --------------------  ---------------------

NET ASSETS.............................  $          4,111,627  $           2,047,762
                                         ====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                       LMPVET                LMPVET                LMPVET
                                                LMPVET               CLEARBRIDGE           CLEARBRIDGE           CLEARBRIDGE
                                              CLEARBRIDGE          VARIABLE EQUITY     VARIABLE LARGE CAP    VARIABLE LARGE CAP
                                         VARIABLE APPRECIATION         INCOME                GROWTH                 VALUE
                                           INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $             18,895   $          1,538,470  $          3,612,955  $          2,952,656
   Accrued dividends...................                    --                     --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------
        Total Assets...................                18,895              1,538,470             3,612,955             2,952,656
                                         ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                     --                    --                    --
                                         ---------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $             18,895   $          1,538,470  $          3,612,955  $          2,952,656
                                         =====================  ====================  ====================  ====================


                                           LMPVET INVESTMENT      LMPVIT WESTERN         LMPVIT WESTERN
                                           COUNSEL VARIABLE    ASSET VARIABLE GLOBAL     ASSET VARIABLE            MFS VIT
                                           SOCIAL AWARENESS       HIGH YIELD BOND        STRATEGIC BOND         GLOBAL EQUITY
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $            109,661  $         10,471,633   $            893,891  $                550
   Accrued dividends...................                    --                    --                     --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                    --
                                         --------------------  ---------------------  --------------------  --------------------
        Total Assets...................               109,661            10,471,633                893,891                   550
                                         --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                    --
                                         --------------------  ---------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                     --                    --
                                         --------------------  ---------------------  --------------------  --------------------

NET ASSETS.............................  $            109,661  $         10,471,633   $            893,891  $                550
                                         ====================  =====================  ====================  ====================



                                                MFS VIT           MIST BLACKROCK
                                             NEW DISCOVERY          HIGH YIELD
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  -------------------
ASSETS:
   Investments at fair value...........  $          3,742,256  $        30,155,639
   Accrued dividends...................                    --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                   --
                                         --------------------  -------------------
        Total Assets...................             3,742,256           30,155,639
                                         --------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                   --
                                         --------------------  -------------------
        Total Liabilities..............                    --                   --
                                         --------------------  -------------------

NET ASSETS.............................  $          3,742,256  $        30,155,639
                                         ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                                                 MIST HARRIS
                                            MIST BLACKROCK      MIST CLARION GLOBAL     MIST CLEARBRIDGE           OAKMARK
                                            LARGE CAP CORE          REAL ESTATE       AGGRESSIVE GROWTH II      INTERNATIONAL
                                           INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $            916,841  $         21,562,126   $         19,547,855  $         13,482,391
   Accrued dividends...................                    --                    --                     --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                    --
                                         --------------------  ---------------------  --------------------  --------------------
        Total Assets...................               916,841            21,562,126             19,547,855            13,482,391
                                         --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                     --                     1
                                         --------------------  ---------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                     --                     1
                                         --------------------  ---------------------  --------------------  --------------------

NET ASSETS.............................  $            916,841  $         21,562,126   $         19,547,855  $         13,482,390
                                         ====================  =====================  ====================  ====================


                                             MIST INVESCO          MIST INVESCO       MIST LOOMIS SAYLES    MIST LORD ABBETT
                                             MID CAP VALUE       SMALL CAP GROWTH       GLOBAL MARKETS       BOND DEBENTURE
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION
                                         --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value...........  $          3,779,958  $          2,829,964  $         5,092,929  $           841,186
   Accrued dividends...................                    --                    --                   --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                   --                   --
                                         --------------------  --------------------  -------------------  -------------------
        Total Assets...................             3,779,958             2,829,964            5,092,929              841,186
                                         --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                   --                   --
                                         --------------------  --------------------  -------------------  -------------------
        Total Liabilities..............                    --                    --                   --                   --
                                         --------------------  --------------------  -------------------  -------------------

NET ASSETS.............................  $          3,779,958  $          2,829,964  $         5,092,929  $           841,186
                                         ====================  ====================  ===================  ===================


                                            MIST METLIFE       MIST MFS EMERGING
                                         AGGRESSIVE STRATEGY    MARKETS EQUITY
                                          INVESTMENT OPTION    INVESTMENT OPTION
                                         -------------------  -------------------
ASSETS:
   Investments at fair value...........  $         2,077,257  $         4,455,744
   Accrued dividends...................                   --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                   --                   --
                                         -------------------  -------------------
        Total Assets...................            2,077,257            4,455,744
                                         -------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                   --                   --
                                         -------------------  -------------------
        Total Liabilities..............                   --                   --
                                         -------------------  -------------------

NET ASSETS.............................  $         2,077,257  $         4,455,744
                                         ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                      MIST                 MIST              MIST PIMCO
                                          MIST MFS RESEARCH      MORGAN STANLEY         OPPENHEIMER      INFLATION PROTECTED
                                            INTERNATIONAL        MID CAP GROWTH        GLOBAL EQUITY            BOND
                                          INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                         -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value...........  $         2,646,952  $         5,893,672  $           908,317  $        30,554,009
   Accrued dividends...................                   --                   --                   --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                   --                   --                   --                   --
                                         -------------------  -------------------  -------------------  --------------------
        Total Assets...................            2,646,952            5,893,672              908,317           30,554,009
                                         -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                   --                   --                   --                    1
                                         -------------------  -------------------  -------------------  --------------------
        Total Liabilities..............                   --                   --                   --                    1
                                         -------------------  -------------------  -------------------  --------------------

NET ASSETS.............................  $         2,646,952  $         5,893,672  $           908,317  $        30,554,008
                                         ===================  ===================  ===================  ====================


                                                                   MIST PIONEER       MIST T. ROWE PRICE    MIST T. ROWE PRICE
                                           MIST PIONEER FUND     STRATEGIC INCOME       LARGE CAP VALUE       MID CAP GROWTH
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $             68,156  $          2,397,668  $          5,051,505  $          5,124,339
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................                68,156             2,397,668             5,051,505             5,124,339
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $             68,156  $          2,397,668  $          5,051,505  $          5,124,339
                                         ====================  ====================  ====================  ====================


                                           MIST THIRD AVENUE    MSF BAILLIE GIFFORD
                                            SMALL CAP VALUE     INTERNATIONAL STOCK
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          6,989,184  $                 39
   Accrued dividends...................                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Assets...................             6,989,184                    39
                                         --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Liabilities..............                    --                    --
                                         --------------------  --------------------

NET ASSETS.............................  $          6,989,184  $                 39
                                         ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                             MSF BARCLAYS
                                               AGGREGATE           MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
                                              BOND INDEX            BOND INCOME      CAPITAL APPRECIATION       DIVERSIFIED
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          1,424,446  $            744,606  $          1,411,332  $            701,356
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................             1,424,446               744,606             1,411,332               701,356
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                     1
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                    --                     1
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $          1,424,446  $            744,606  $          1,411,332  $            701,355
                                         ====================  ====================  ====================  ====================


                                             MSF BLACKROCK         MSF BLACKROCK         MSF FRONTIER          MSF JENNISON
                                            LARGE CAP VALUE        MONEY MARKET         MID CAP GROWTH            GROWTH
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          6,340,854  $        137,737,901  $          3,081,874  $         30,443,959
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................             6,340,854           137,737,901             3,081,874            30,443,959
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                     1                     1                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                     1                     1                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $          6,340,854  $        137,737,900  $          3,081,873  $         30,443,959
                                         ====================  ====================  ====================  ====================

                                              MSF METLIFE           MSF METLIFE
                                             CONSERVATIVE         CONSERVATIVE TO
                                              ALLOCATION        MODERATE ALLOCATION
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          1,656,739  $          2,588,009
   Accrued dividends...................                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Assets...................             1,656,739             2,588,009
                                         --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Liabilities..............                    --                    --
                                         --------------------  --------------------

NET ASSETS.............................  $          1,656,739  $          2,588,009
                                         ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                          MSF METLIFE
                                              MSF METLIFE           MSF METLIFE           MODERATE TO           MSF METLIFE
                                          MID CAP STOCK INDEX   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION      STOCK INDEX
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  ---------------------  -------------------
ASSETS:
   Investments at fair value...........  $          8,110,330  $         11,737,362  $         2,805,611    $        16,287,194
   Accrued dividends...................                    --                    --                   --                     --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                   --                     --
                                         --------------------  --------------------  ---------------------  -------------------
        Total Assets...................             8,110,330            11,737,362            2,805,611             16,287,194
                                         --------------------  --------------------  ---------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                     1                    --                   --                     --
                                         --------------------  --------------------  ---------------------  -------------------
        Total Liabilities..............                     1                    --                   --                     --
                                         --------------------  --------------------  ---------------------  -------------------

NET ASSETS.............................  $          8,110,329  $         11,737,362  $         2,805,611    $        16,287,194
                                         ====================  ====================  =====================  ===================


                                                MSF MFS                                MSF MSCI EAFE         MSF NEUBERGER
                                             TOTAL RETURN          MSF MFS VALUE           INDEX            BERMAN GENESIS
                                           INVESTMENT OPTION     INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value...........  $         28,169,711  $        37,436,118  $         2,518,688  $            428,093
   Accrued dividends...................                    --                   --                   --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                   --                   --                    --
                                         --------------------  -------------------  -------------------  --------------------
        Total Assets...................            28,169,711           37,436,118            2,518,688               428,093
                                         --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                   --                   --                    --
                                         --------------------  -------------------  -------------------  --------------------
        Total Liabilities..............                    --                   --                   --                    --
                                         --------------------  -------------------  -------------------  --------------------

NET ASSETS.............................  $         28,169,711  $        37,436,118  $         2,518,688  $            428,093
                                         ====================  ===================  ===================  ====================


                                           MSF RUSSELL 2000      MSF T. ROWE PRICE
                                                 INDEX           LARGE CAP GROWTH
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------
ASSETS:
   Investments at fair value...........  $         27,507,750  $          3,614,841
   Accrued dividends...................                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Assets...................            27,507,750             3,614,841
                                         --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Liabilities..............                    --                    --
                                         --------------------  --------------------

NET ASSETS.............................  $         27,507,750  $          3,614,841
                                         ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                              MSF WESTERN        OPPENHEIMER VA          PIMCO - VIT
                                           ASSET MANAGEMENT        MAIN STREET         COMMODITY REAL          PIMCO VIT
                                            U.S. GOVERNMENT         SMALL CAP          RETURN STRATEGY         ALL ASSET
                                           INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION
                                         -------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...........  $         1,641,887  $          1,778,793  $          1,019,262  $           856,423
   Accrued dividends...................                   --                    --                    --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                   --                    --                    --                   --
                                         -------------------  --------------------  --------------------  -------------------
        Total Assets...................            1,641,887             1,778,793             1,019,262              856,423
                                         -------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                   --                    --                    --                   --
                                         -------------------  --------------------  --------------------  -------------------
        Total Liabilities..............                   --                    --                    --                   --
                                         -------------------  --------------------  --------------------  -------------------

NET ASSETS.............................  $         1,641,887  $          1,778,793  $          1,019,262  $           856,423
                                         ===================  ====================  ====================  ===================

                                               PIMCO VIT
                                               LONG-TERM           PIMCO VIT             PIMCO VIT            PIONEER VCT
                                            U.S. GOVERNMENT      LOW DURATION          TOTAL RETURN        EMERGING MARKETS
                                           INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...........  $                35  $        23,145,882  $        123,244,117  $         6,216,418
   Accrued dividends...................                   --                   --                    --                   --
   Due from MetLife Insurance Company
     of Connecticut....................                   --                   --                    --                   --
                                         -------------------  -------------------  --------------------  -------------------
        Total Assets...................                   35           23,145,882           123,244,117            6,216,418
                                         -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                   --                   --                    --                   --
                                         -------------------  -------------------  --------------------  -------------------
        Total Liabilities..............                   --                   --                    --                   --
                                         -------------------  -------------------  --------------------  -------------------

NET ASSETS.............................  $                35  $        23,145,882  $        123,244,117  $         6,216,418
                                         ===================  ===================  ====================  ===================


                                              PIONEER VCT            PUTNAM VT
                                             MID CAP VALUE      INTERNATIONAL VALUE
                                           INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------
ASSETS:
   Investments at fair value...........  $          1,320,574  $                557
   Accrued dividends...................                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Assets...................             1,320,574                   557
                                         --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --
                                         --------------------  --------------------
        Total Liabilities..............                    --                    --
                                         --------------------  --------------------

NET ASSETS.............................  $          1,320,574  $                557
                                         ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013



                                               PUTNAM VT                                                       UIF EMERGING
                                           MULTI-CAP GROWTH       ROYCE MICRO-CAP       ROYCE SMALL-CAP        MARKETS DEBT
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $            137,312  $          3,770,469  $         13,501,627  $             64,638
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................               137,312             3,770,469            13,501,627                64,638
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $            137,312  $          3,770,469  $         13,501,627  $             64,638
                                         ====================  ====================  ====================  ====================

                                                                                                               VANGUARD VIF
                                             UIF EMERGING          VANGUARD VIF          VANGUARD VIF           SHORT-TERM
                                            MARKETS EQUITY       DIVERSIFIED VALUE       EQUITY INDEX        INVESTMENT-GRADE
                                           INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                         --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...........  $         12,661,218  $          1,135,917  $          1,806,866  $            645,656
   Accrued dividends...................                    --                    --                    --                    --
   Due from MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Assets...................            12,661,218             1,135,917             1,806,866               645,656
                                         --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance Company
     of Connecticut....................                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------
        Total Liabilities..............                    --                    --                    --                    --
                                         --------------------  --------------------  --------------------  --------------------

NET ASSETS.............................  $         12,661,218  $          1,135,917  $          1,806,866  $            645,656
                                         ====================  ====================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                 ALLIANCEBERNSTEIN
                                                  GLOBAL THEMATIC      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN
                                                      GROWTH           INTERMEDIATE BOND    INTERNATIONAL VALUE
                                                 INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $                171  $              1,039
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     8                    31
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                    --                   163                 1,008
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                   138                    --
      Realized gains (losses) on sale of
         investments.........................                     3                   (4)                    35
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                     3                   134                    35
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                   215                 (400)                 2,307
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                   218                 (266)                 2,342
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $                218  $              (103)  $              3,350
                                               ====================  ====================  ====================


                                                AMERICAN CENTURY VP    AMERICAN CENTURY VP      AMERICAN FUNDS
                                                       ULTRA                  VISTA                  BOND
                                                 INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                109   $                 --   $                300
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    40                  8,856                     30
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                    69                (8,856)                    270
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                     --                    177
      Realized gains (losses) on sale of
         investments.........................                   498                173,545                     17
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                   498                173,545                    194
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 5,986              1,383,457                  (819)
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                 6,484              1,557,002                  (625)
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              6,553   $          1,548,146   $              (355)
                                               =====================  =====================  ====================

                                                                        AMERICAN FUNDS
                                                  AMERICAN FUNDS         GLOBAL SMALL         AMERICAN FUNDS
                                                   GLOBAL GROWTH        CAPITALIZATION            GROWTH
                                                 INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             73,183  $                 14  $            512,182
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                14,305                     1               114,503
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                58,878                    13               397,679
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --                    --
      Realized gains (losses) on sale of
         investments.........................               580,285                    53             2,217,360
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               580,285                    53             2,217,360
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               944,576                   316            11,705,600
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             1,524,861                   369            13,922,960
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,583,739  $                382  $         14,320,639
                                               ====================  ====================  ====================


                                                  AMERICAN FUNDS
                                                   GROWTH-INCOME
                                                 INVESTMENT OPTION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $            234,331
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                31,576
                                               --------------------
           Net investment income (loss)......               202,755
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................             1,096,600
                                               --------------------
           Net realized gains (losses).......             1,096,600
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             3,798,691
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             4,895,291
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          5,098,046
                                               ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                  AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS
                                                 HIGH-INCOME BOND        INTERNATIONAL           NEW WORLD
                                                 INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              2,172  $            344,614  $            111,518
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    62                34,696                12,957
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 2,110               309,918                98,561
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --                36,729
      Realized gains (losses) on sale of
         investments.........................                    72             2,871,565               327,752
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                    72             2,871,565               364,481
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 (216)             1,057,070               426,875
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                 (144)             3,928,635               791,356
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              1,966  $          4,238,553  $            889,917
                                               ====================  ====================  ====================

                                                AMERICAN FUNDS U.S.
                                                  GOVERNMENT/AAA-        DELAWARE VIP           DREYFUS VIF
                                                 RATED SECURITIES       SMALL CAP VALUE        APPRECIATION
                                                 INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                259  $            121,200  $             22,349
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    69                31,994                 2,571
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                   190                89,206                19,778
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                   986               768,480                 2,967
      Realized gains (losses) on sale of
         investments.........................                  (52)             1,370,517                77,866
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                   934             2,138,997                80,833
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               (2,280)             2,654,000               106,254
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................               (1,346)             4,792,997               187,087
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            (1,156)  $          4,882,203  $            206,865
                                               ====================  ====================  ====================

                                                    DREYFUS VIF
                                                   OPPORTUNISTIC         FIDELITY VIP          FIDELITY VIP
                                                     SMALL CAP            CONTRAFUND           EQUITY-INCOME
                                                 INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $            419,170  $                668
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,295                89,745                30,160
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               (2,295)               329,425              (29,492)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                13,015                37,547
      Realized gains (losses) on sale of
         investments.........................                38,004             1,148,478             7,272,519
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                38,004             1,161,493             7,310,066
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               417,269            10,100,850           (4,355,826)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................               455,273            11,262,343             2,954,240
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            452,978  $         11,591,768  $          2,924,748
                                               ====================  ====================  ====================


                                                   FIDELITY VIP
                                                   FREEDOM 2010
                                                 INVESTMENT OPTION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $              4,291
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                   339
                                               --------------------
           Net investment income (loss)......                 3,952
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                 1,295
      Realized gains (losses) on sale of
         investments.........................                 4,135
                                               --------------------
           Net realized gains (losses).......                 5,430
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                 8,339
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                13,769
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             17,721
                                               ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                   FIDELITY VIP           FIDELITY VIP           FIDELITY VIP
                                                   FREEDOM 2015           FREEDOM 2020           FREEDOM 2025
                                                 INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $               8,740  $              14,825  $              7,284
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    335                  1,386                   601
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                  8,405                 13,439                 6,683
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                  2,784                  9,522                 5,743
      Realized gains (losses) on sale of
         investments.........................                  1,018                 11,401                 6,918
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                  3,802                 20,923                12,661
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 14,679                 68,604                35,644
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                 18,481                 89,527                48,305
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              26,886  $             102,966  $             54,988
                                               =====================  =====================  ====================


                                                   FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                   FREEDOM 2030         GROWTH & INCOME          HIGH INCOME
                                                 INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              9,245  $               1,432  $                567
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 1,259                    162                    16
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......                 7,986                  1,270                   551
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                 8,003                     --                    --
      Realized gains (losses) on sale of
         investments.........................                33,088                    105                    22
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                41,091                    105                    22
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                68,865                 21,492                  (91)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................               109,956                 21,597                  (69)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            117,942  $              22,867  $                482
                                               ====================  =====================  ====================

                                                                         FIDELITY VIP
                                                   FIDELITY VIP        INVESTMENT GRADE
                                                     INDEX 500               BOND           FIDELITY VIP MID CAP
                                                 INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          1,174,143  $            266,995  $              60,632
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                99,893                18,569                 42,492
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......             1,074,250               248,426                 18,140
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............               571,755               142,457              2,925,554
      Realized gains (losses) on sale of
         investments.........................             3,614,632               (3,529)                955,203
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......             4,186,387               138,928              3,880,757
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................            11,360,857             (631,159)              3,015,901
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            15,547,244             (492,231)              6,896,658
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         16,621,494  $          (243,805)  $           6,914,798
                                               ====================  ====================  =====================


                                                   FIDELITY VIP
                                                     OVERSEAS
                                                 INVESTMENT OPTION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              44,682
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                  8,712
                                               ---------------------
           Net investment income (loss)......                 35,970
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                 15,400
      Realized gains (losses) on sale of
         investments.........................                137,502
                                               ---------------------
           Net realized gains (losses).......                152,902
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................                941,567
                                               ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................              1,094,469
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           1,130,439
                                               =====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                  FTVIPT FRANKLIN         FTVIPT MUTUAL       FTVIPT TEMPLETON
                                                   SMALL-MID CAP        GLOBAL DISCOVERY     DEVELOPING MARKETS
                                                 GROWTH SECURITIES         SECURITIES            SECURITIES
                                                 INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $                 179  $            102,491
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 6,763                     14                 8,966
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               (6,763)                    165                93,525
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............               236,989                    743                    --
      Realized gains (losses) on sale of
         investments.........................               165,783                     73              (17,050)
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               402,772                    816              (17,050)
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               661,907                    914             (232,681)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             1,064,679                  1,730             (249,731)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,057,916  $               1,895  $          (156,206)
                                               ====================  =====================  ====================

                                                                       FTVIPT TEMPLETON
                                                 FTVIPT TEMPLETON         GLOBAL BOND           INVESCO V.I.
                                                FOREIGN SECURITIES        SECURITIES         GLOBAL REAL ESTATE
                                                 INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            278,129  $          1,007,406  $             347,475
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                22,619                42,124                 14,489
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......               255,510               965,282                332,986
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --               249,838                     --
      Realized gains (losses) on sale of
         investments.........................               120,043                72,881                275,805
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......               120,043               322,719                275,805
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             2,034,546             (951,422)              (408,124)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             2,154,589             (628,703)              (132,319)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          2,410,099  $            336,579  $             200,667
                                               ====================  ====================  =====================

                                                   INVESCO V.I.
                                                   INTERNATIONAL          JANUS ASPEN        JANUS ASPEN GLOBAL
                                                      GROWTH              ENTERPRISE              RESEARCH
                                                 INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            276,927  $             29,041  $               9,259
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                41,956                12,289                  1,628
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......               234,971                16,752                  7,631
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --                     --
      Realized gains (losses) on sale of
         investments.........................               403,393               283,065                 17,970
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......               403,393               283,065                 17,970
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             3,466,972             1,792,540                173,773
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             3,870,365             2,075,605                191,743
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          4,105,336  $          2,092,357  $             199,374
                                               ====================  ====================  =====================


                                                JANUS ASPEN GLOBAL
                                                    TECHNOLOGY
                                                 INVESTMENT OPTION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 9,762
                                               --------------------
           Net investment income (loss)......               (9,762)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................               176,905
                                               --------------------
           Net realized gains (losses).......               176,905
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             1,624,957
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             1,801,862
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,792,100
                                               ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                 LMPVET                LMPVET
                                                                                               CLEARBRIDGE           CLEARBRIDGE
                                                   JANUS ASPEN       JANUS ASPEN PERKINS   VARIABLE AGGRESSIVE        VARIABLE
                                                    OVERSEAS            MID CAP VALUE            GROWTH             ALL CAP VALUE
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            208,327  $            156,867  $              9,862  $             26,470
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                10,079                20,732                 6,323                 4,808
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               198,248               136,135                 3,539                21,662
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --               265,950               188,657               137,645
      Realized gains (losses) on sale of
        investments.........................              (90,510)               290,869                80,598               290,201
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......              (90,510)               556,819               269,255               427,846
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               854,828             2,427,981               910,872               187,057
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               764,318             2,984,800             1,180,127               614,903
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            962,566  $          3,120,935  $          1,183,666  $            636,565
                                              ====================  ====================  ====================  ====================

                                                                            LMPVET                LMPVET                LMPVET
                                                     LMPVET               CLEARBRIDGE           CLEARBRIDGE           CLEARBRIDGE
                                                   CLEARBRIDGE          VARIABLE EQUITY     VARIABLE LARGE CAP    VARIABLE LARGE CAP
                                              VARIABLE APPRECIATION         INCOME                GROWTH                 VALUE
                                                INVESTMENT OPTION      INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              ---------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $                212   $             24,033  $             16,349  $            46,484
                                              ---------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                    32                  2,715                 3,078                6,470
                                              ---------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                   180                 21,318                13,271               40,014
                                              ---------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                   586                     --               329,033              137,619
      Realized gains (losses) on sale of
        investments.........................                   375                  9,544                35,834              272,985
                                              ---------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......                   961                  9,544               364,867              410,604
                                              ---------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                 3,195                271,856               140,269              386,467
                                              ---------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................                 4,156                281,400               505,136              797,071
                                              ---------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              4,336   $            302,718  $            518,407  $           837,085
                                              =====================  ====================  ====================  ===================


                                                LMPVET INVESTMENT      LMPVIT WESTERN
                                                COUNSEL VARIABLE    ASSET VARIABLE GLOBAL
                                                SOCIAL AWARENESS       HIGH YIELD BOND
                                                INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $               896    $           616,048
                                              --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  468                 22,620
                                              --------------------  ---------------------
           Net investment income (loss).....                  428                593,428
                                              --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                   --                     --
      Realized gains (losses) on sale of
        investments.........................               51,274                    955
                                              --------------------  ---------------------
           Net realized gains (losses)......               51,274                    955
                                              --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................             (13,012)               (73,001)
                                              --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               38,262               (72,046)
                                              --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            38,690    $           521,382
                                              ====================  =====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                 LMPVIT WESTERN
                                                 ASSET VARIABLE           MFS VIT                MFS VIT           MIST BLACKROCK
                                                 STRATEGIC BOND        GLOBAL EQUITY          NEW DISCOVERY          HIGH YIELD
                                                INVESTMENT OPTION  INVESTMENT OPTION (a)    INVESTMENT OPTION     INVESTMENT OPTION
                                              -------------------  ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            18,840  $                 4    $                 --  $          1,598,610
                                              -------------------  ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                1,811                   --                   3,825                15,925
                                              -------------------  ---------------------  --------------------  --------------------
           Net investment income (loss).....               17,029                    4                 (3,825)             1,582,685
                                              -------------------  ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                   --                   --                  24,209               627,659
      Realized gains (losses) on sale of
        investments.........................               18,259                   --                  81,589               927,915
                                              -------------------  ---------------------  --------------------  --------------------
           Net realized gains (losses)......               18,259                   --                 105,798             1,555,574
                                              -------------------  ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (47,615)                   61                 837,181             (551,200)
                                              -------------------  ---------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             (29,356)                   61                 942,979             1,004,374
                                              -------------------  ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (12,327)  $                65    $            939,154  $          2,587,059
                                              ===================  =====================  ====================  ====================


                                                 MIST BLACKROCK      MIST CLARION GLOBAL     MIST CLEARBRIDGE
                                                 LARGE CAP CORE          REAL ESTATE       AGGRESSIVE GROWTH II
                                                INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION
                                              --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             10,202  $          1,552,849   $            158,347
                                              --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 1,463                40,651                 30,154
                                              --------------------  ---------------------  --------------------
           Net investment income (loss).....                 8,739             1,512,198                128,193
                                              --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                    --                     --
      Realized gains (losses) on sale of
        investments.........................                29,307              (20,694)              1,756,971
                                              --------------------  ---------------------  --------------------
           Net realized gains (losses)......                29,307              (20,694)              1,756,971
                                              --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               173,021             (873,854)              2,909,869
                                              --------------------  ---------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               202,328             (894,548)              4,666,840
                                              --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            211,067  $            617,650   $          4,795,033
                                              ====================  =====================  ====================

                                                   MIST HARRIS
                                                     OAKMARK            MIST INVESCO          MIST INVESCO
                                                  INTERNATIONAL         MID CAP VALUE       SMALL CAP GROWTH
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            312,884  $             22,179  $             10,366
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                20,993                 6,528                 4,253
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....               291,891                15,651                 6,113
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                    --               140,877
      Realized gains (losses) on sale of
        investments.........................               476,689               114,033                69,704
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......               476,689               114,033               210,581
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             2,306,821               693,802               603,246
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             2,783,510               807,835               813,827
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          3,075,401  $            823,486  $            819,940
                                              ====================  ====================  ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                               MIST LOOMIS SAYLES    MIST LORD ABBETT        MIST METLIFE        MIST MFS EMERGING
                                                 GLOBAL MARKETS       BOND DEBENTURE      AGGRESSIVE STRATEGY     MARKETS EQUITY
                                                INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            116,392  $            62,533  $              9,605  $             60,548
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                11,355                1,687                 3,068                 9,207
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....               105,037               60,846                 6,537                51,341
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                   --                    --                    --
      Realized gains (losses) on sale of
        investments.........................                33,989               10,277                15,714                41,246
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                33,989               10,277                15,714                41,246
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               595,461              (7,550)               323,311             (334,215)
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               629,450                2,727               339,025             (292,969)
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            734,487  $            63,573  $            345,562  $          (241,628)
                                              ====================  ===================  ====================  ====================

                                                                           MIST                  MIST               MIST PIMCO
                                                MIST MFS RESEARCH     MORGAN STANLEY          OPPENHEIMER       INFLATION PROTECTED
                                                  INTERNATIONAL       MID CAP GROWTH         GLOBAL EQUITY             BOND
                                                INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             80,954  $            36,645  $             15,407  $            656,593
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 5,997                8,931                   950                56,635
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                74,957               27,714                14,457               599,958
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                   --                    --             1,562,494
      Realized gains (losses) on sale of
        investments.........................               120,007               61,800                89,450             (740,353)
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......               120,007               61,800                89,450               822,141
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               315,292            1,495,206                89,985           (3,980,334)
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               435,299            1,557,006               179,435           (3,158,193)
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            510,256  $         1,584,720  $            193,892  $        (2,558,235)
                                              ====================  ===================  ====================  ====================


                                                                      MIST PIONEER
                                                MIST PIONEER FUND   STRATEGIC INCOME
                                                INVESTMENT OPTION   INVESTMENT OPTION
                                              -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $            12,865  $           118,662
                                              -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  559                4,711
                                              -------------------  -------------------
           Net investment income (loss).....               12,306              113,951
                                              -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                   --                6,763
      Realized gains (losses) on sale of
        investments.........................               89,270               15,361
                                              -------------------  -------------------
           Net realized gains (losses)......               89,270               22,124
                                              -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             (24,287)            (106,806)
                                              -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               64,983             (84,682)
                                              -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            77,289  $            29,269
                                              ===================  ===================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                               MIST T. ROWE PRICE    MIST T. ROWE PRICE     MIST THIRD AVENUE    MSF BAILLIE GIFFORD
                                                 LARGE CAP VALUE       MID CAP GROWTH        SMALL CAP VALUE     INTERNATIONAL STOCK
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             49,151  $             17,773  $             56,618  $                  7
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 8,141                 9,013                12,211                    --
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                41,010                 8,760                44,407                     7
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --               219,591                    --                    --
      Realized gains (losses) on sale of
        investments.........................                57,250               187,775               128,042                    45
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                57,250               407,366               128,042                    45
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,001,588               975,291             1,492,892                  (35)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             1,058,838             1,382,657             1,620,934                    10
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,099,848  $          1,391,417  $          1,665,341  $                 17
                                              ====================  ====================  ====================  ====================

                                                  MSF BARCLAYS
                                                    AGGREGATE           MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
                                                   BOND INDEX            BOND INCOME      CAPITAL APPRECIATION       DIVERSIFIED
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                 --  $             32,371  $              9,053  $             17,886
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 1,170                 1,594                 2,254                 1,557
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               (1,170)                30,777                 6,799                16,329
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                19,731                    --                    --
      Realized gains (losses) on sale of
        investments.........................               (4,995)                 3,668                37,822                38,133
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......               (4,995)                23,399                37,822                38,133
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (16,181)              (61,788)               295,551                72,384
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................              (21,176)              (38,389)               333,373               110,517
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (22,346)  $            (7,612)  $            340,172  $            126,846
                                              ====================  ====================  ====================  ====================


                                                  MSF BLACKROCK         MSF BLACKROCK
                                                 LARGE CAP VALUE        MONEY MARKET
                                                INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             63,799  $                 --
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 8,155               318,765
                                              --------------------  --------------------
           Net investment income (loss).....                55,644             (318,765)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               293,378                    --
      Realized gains (losses) on sale of
        investments.........................                57,327                    --
                                              --------------------  --------------------
           Net realized gains (losses)......               350,705                    --
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,055,897                    --
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             1,406,602                    --
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,462,246  $          (318,765)
                                              ====================  ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                               MSF METLIFE           MSF METLIFE
                                                  MSF FRONTIER          MSF JENNISON          CONSERVATIVE         CONSERVATIVE TO
                                                 MID CAP GROWTH            GROWTH              ALLOCATION        MODERATE ALLOCATION
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             30,278  $            102,957  $             24,095  $             49,981
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 5,966                46,157                 2,459                 4,970
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                24,312                56,800                21,636                45,011
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                62,304               252,713                 3,944                20,627
      Realized gains (losses) on sale of
        investments.........................               385,246               286,437                14,880                72,891
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......               447,550               539,150                18,824                93,518
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               352,569             7,389,869               (3,515)                65,810
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               800,119             7,929,019                15,309               159,328
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            824,431  $          7,985,819  $             36,945  $            204,339
                                              ====================  ====================  ====================  ====================

                                                                                               MSF METLIFE
                                                   MSF METLIFE           MSF METLIFE           MODERATE TO
                                               MID CAP STOCK INDEX   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              ---------------------  -------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $             63,872   $            95,410  $            32,681
                                              ---------------------  -------------------  ---------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                10,026                15,422                5,379
                                              ---------------------  -------------------  ---------------------
           Net investment income (loss).....                53,846                79,988               27,302
                                              ---------------------  -------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               156,536                38,927                   --
      Realized gains (losses) on sale of
        investments.........................               356,527                33,990              105,358
                                              ---------------------  -------------------  ---------------------
           Net realized gains (losses)......               513,063                72,917              105,358
                                              ---------------------  -------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................             1,129,147             1,000,587              333,790
                                              ---------------------  -------------------  ---------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             1,642,210             1,073,504              439,148
                                              ---------------------  -------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,696,056   $         1,153,492  $           466,450
                                              =====================  ===================  =====================


                                                   MSF METLIFE             MSF MFS
                                                   STOCK INDEX          TOTAL RETURN          MSF MFS VALUE
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            334,746  $            596,357  $            484,162
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                31,712                54,340                51,245
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....               303,034               542,017               432,917
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               271,622                    --               822,101
      Realized gains (losses) on sale of
        investments.........................             2,235,101               296,813               578,720
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......             2,506,723               296,813             1,400,821
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,782,920             3,488,156             6,853,618
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             4,289,643             3,784,969             8,254,439
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          4,592,677  $          4,326,986  $          8,687,356
                                              ====================  ====================  ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                MSF MSCI EAFE         MSF NEUBERGER        MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                    INDEX            BERMAN GENESIS              INDEX          LARGE CAP GROWTH
                                              INVESTMENT OPTION   INVESTMENT OPTION (b)    INVESTMENT OPTION    INVESTMENT OPTION
                                             -------------------  ---------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            22,734  $                 --   $           372,435  $              1,208
                                             -------------------  ---------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                1,354                   774                49,172                 5,180
                                             -------------------  ---------------------  -------------------  --------------------
           Net investment income (loss)....               21,380                 (774)               323,263               (3,972)
                                             -------------------  ---------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --                    --                    --                    --
      Realized gains (losses) on sale of
        investments........................                  619                63,880             1,309,709               120,784
                                             -------------------  ---------------------  -------------------  --------------------
           Net realized gains (losses).....                  619                63,880             1,309,709               120,784
                                             -------------------  ---------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              196,138                73,333             5,969,365               724,553
                                             -------------------  ---------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              196,757               137,213             7,279,074               845,337
                                             -------------------  ---------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           218,137  $            136,439   $         7,602,337  $            841,365
                                             ===================  =====================  ===================  ====================

                                                 MSF WESTERN         OPPENHEIMER VA          PIMCO - VIT
                                              ASSET MANAGEMENT         MAIN STREET         COMMODITY REAL            PIMCO VIT
                                               U.S. GOVERNMENT          SMALL CAP          RETURN STRATEGY           ALL ASSET
                                              INVESTMENT OPTION     INVESTMENT OPTION   INVESTMENT OPTION (b)    INVESTMENT OPTION
                                             -------------------  --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            53,770  $                 35   $                --   $             27,809
                                             -------------------  --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                  981                 1,025                   508                  1,483
                                             -------------------  --------------------  ---------------------  --------------------
           Net investment income (loss)....               52,789                 (990)                 (508)                 26,326
                                             -------------------  --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --                    47                    --                     --
      Realized gains (losses) on sale of
        investments........................               11,537                 1,924                  (24)               (13,194)
                                             -------------------  --------------------  ---------------------  --------------------
           Net realized gains (losses).....               11,537                 1,971                  (24)               (13,194)
                                             -------------------  --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (73,241)               140,298              (17,845)               (24,071)
                                             -------------------  --------------------  ---------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             (61,704)               142,269              (17,869)               (37,265)
                                             -------------------  --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           (8,915)  $            141,279   $          (18,377)   $           (10,939)
                                             ===================  ====================  =====================  ====================

                                                   PIMCO VIT
                                                   LONG-TERM            PIMCO VIT
                                                U.S. GOVERNMENT       LOW DURATION
                                               INVESTMENT OPTION    INVESTMENT OPTION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 3  $            385,652
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                   --                49,744
                                             -------------------  --------------------
           Net investment income (loss)....                    3               335,908
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    2                    --
      Realized gains (losses) on sale of
        investments........................                 (67)               264,801
                                             -------------------  --------------------
           Net realized gains (losses).....                 (65)               264,801
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                   42             (712,115)
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................                 (23)             (447,314)
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $              (20)  $          (111,406)
                                             ===================  ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                   PIMCO VIT           PIONEER VCT          PIONEER VCT            PUTNAM VT
                                                 TOTAL RETURN       EMERGING MARKETS       MID CAP VALUE      INTERNATIONAL VALUE
                                               INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION (c)
                                              -------------------  -------------------  -------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $         3,077,663  $            56,967  $             8,694   $                --
                                              -------------------  -------------------  -------------------  ---------------------
EXPENSES:
      Mortality and expense risk
        charges.............................              274,829                9,034                3,099                    --
                                              -------------------  -------------------  -------------------  ---------------------
           Net investment income (loss).....            2,802,834               47,933                5,595                    --
                                              -------------------  -------------------  -------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........            1,084,726                   --                   --                    --
      Realized gains (losses) on sale of
        investments.........................            1,297,528               44,836               31,609                     1
                                              -------------------  -------------------  -------------------  ---------------------
           Net realized gains (losses)......            2,382,254               44,836               31,609                     1
                                              -------------------  -------------------  -------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................          (8,318,904)            (239,064)              295,969                    71
                                              -------------------  -------------------  -------------------  ---------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................          (5,936,650)            (194,228)              327,578                    72
                                              -------------------  -------------------  -------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $       (3,133,816)  $         (146,295)  $           333,173   $                72
                                              ===================  ===================  ===================  =====================

                                                    PUTNAM VT                                                       UIF EMERGING
                                                MULTI-CAP GROWTH       ROYCE MICRO-CAP       ROYCE SMALL-CAP        MARKETS DEBT
                                                INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                562  $             17,700  $            130,829  $              2,685
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   235                 6,602                19,812                   131
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                   327                11,098               111,017                 2,554
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                92,760               680,022                   823
      Realized gains (losses) on sale of
        investments.........................                10,583                60,859               825,008                  (39)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                10,583               153,619             1,505,030                   784
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                26,621               460,437             2,014,940               (9,693)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................                37,204               614,056             3,519,970               (8,909)
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             37,531  $            625,154  $          3,630,987  $            (6,355)
                                              ====================  ====================  ====================  ====================

                                                  UIF EMERGING          VANGUARD VIF
                                                 MARKETS EQUITY       DIVERSIFIED VALUE
                                                INVESTMENT OPTION     INVESTMENT OPTION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             87,861  $             20,254
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                20,813                 3,410
                                              --------------------  --------------------
           Net investment income (loss).....                67,048                16,844
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                    --
      Realized gains (losses) on sale of
        investments.........................                29,523                12,637
                                              --------------------  --------------------
           Net realized gains (losses)......                29,523                12,637
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (362,180)               216,661
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             (332,657)               229,298
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (265,609)  $            246,142
                                              ====================  ====================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                                     VANGUARD VIF
                                                                                              VANGUARD VIF            SHORT-TERM
                                                                                              EQUITY INDEX         INVESTMENT-GRADE
                                                                                            INVESTMENT OPTION      INVESTMENT OPTION
                                                                                          --------------------   -------------------
INVESTMENT INCOME:
      Dividends.........................................................................  $             26,868   $             4,922
                                                                                          --------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................................................................                 5,477                 1,664
                                                                                          --------------------   -------------------
           Net investment income (loss).................................................                21,391                 3,258
                                                                                          --------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions.......................................................                37,508                 1,885
      Realized gains (losses) on sale of
        investments.....................................................................                19,996                   260
                                                                                          --------------------   -------------------
           Net realized gains (losses)..................................................                57,504                 2,145
                                                                                          --------------------   -------------------
      Change in unrealized gains (losses)
        on investments..................................................................               350,115               (3,066)
                                                                                          --------------------   -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................................................................               407,619                 (921)
                                                                                          --------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations.......................................................  $            429,010   $             2,337
                                                                                          ====================   ===================

(a) Commenced November 10, 2008 and began transactions in 2013.
(b) For the period April 29, 2013 to December 31, 2013.
(c) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                            ALLIANCEBERNSTEIN GLOBAL              ALLIANCEBERNSTEIN
                                                 THEMATIC GROWTH                  INTERMEDIATE BOND
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013           2012 (a)           2013            2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            --  $            --  $           163  $           161
   Net realized gains (losses)........                3               --              134              120
   Change in unrealized gains
     (losses) on investments..........              215               13            (400)             (85)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............              218               13            (103)              196
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               23                5              820              507
   Net transfers (including
     fixed account)...................            1,131              114              652              218
   Policy charges.....................             (32)              (2)            (186)            (173)
   Transfers for policy benefits
     and terminations.................              (1)               --            (266)               --
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            1,121              117            1,020              552
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................            1,339              130              917              748
NET ASSETS:
   Beginning of year..................              130               --            3,934            3,186
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $         1,469  $           130  $         4,851  $         3,934
                                        ===============  ===============  ===============  ===============

                                                ALLIANCEBERNSTEIN
                                               INTERNATIONAL VALUE            AMERICAN CENTURY VP ULTRA
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  ---------------------------------
                                              2013            2012              2013             2012
                                        ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         1,008  $           178  $            69  $           (57)
   Net realized gains (losses)........               35             (61)              498             4,883
   Change in unrealized gains
     (losses) on investments..........            2,307            1,412            5,986               285
                                        ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            3,350            1,529            6,553             5,111
                                        ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,234            2,150            3,368             1,963
   Net transfers (including
     fixed account)...................            1,621              473          (1,862)           (5,766)
   Policy charges.....................            (664)            (526)            (874)             (567)
   Transfers for policy benefits
     and terminations.................               --              (2)               --          (23,764)
                                        ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            3,191            2,095              632          (28,134)
                                        ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.................            6,541            3,624            7,185          (23,023)
NET ASSETS:
   Beginning of year..................           12,748            9,124           17,567            40,590
                                        ---------------  ---------------  ---------------  ----------------
   End of year........................  $        19,289  $        12,748  $        24,752  $         17,567
                                        ===============  ===============  ===============  ================


                                             AMERICAN CENTURY VP VISTA            AMERICAN FUNDS BOND
                                                 INVESTMENT OPTION                 INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                              2013              2012            2013              2012
                                        ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (8,856)  $       (6,639)  $           270  $           312
   Net realized gains (losses)........           173,545          222,772              194               39
   Change in unrealized gains
     (losses) on investments..........         1,383,457          414,109            (819)              249
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         1,548,146          630,242            (355)              600
                                        ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............                68               62            2,720            1,937
   Net transfers (including
     fixed account)...................           893,598         (35,971)            1,004            1,151
   Policy charges.....................          (35,198)         (24,311)            (653)            (603)
   Transfers for policy benefits
     and terminations.................               (3)         (54,520)              (1)               --
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           858,465        (114,740)            3,070            2,485
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................         2,406,611          515,502            2,715            3,085
NET ASSETS:
   Beginning of year..................         4,855,658        4,340,156           13,936           10,851
                                        ----------------  ---------------  ---------------  ---------------
   End of year........................  $      7,262,269  $     4,855,658  $        16,651  $        13,936
                                        ================  ===============  ===============  ===============


                                          AMERICAN FUNDS GLOBAL GROWTH
                                                INVESTMENT OPTION
                                        ---------------------------------
                                             2013              2012
                                        ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        58,878  $         36,255
   Net realized gains (losses)........          580,285           260,376
   Change in unrealized gains
     (losses) on investments..........          944,576           891,237
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,583,739         1,187,868
                                        ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,237            93,918
   Net transfers (including
     fixed account)...................        (689,327)         (534,373)
   Policy charges.....................         (91,171)         (118,522)
   Transfers for policy benefits
     and terminations.................        (149,843)         (337,365)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        (928,104)         (896,342)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets.................          655,635           291,526
NET ASSETS:
   Beginning of year..................        5,817,693         5,526,167
                                        ---------------  ----------------
   End of year........................  $     6,473,328  $      5,817,693
                                        ===============  ================

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              AMERICAN FUNDS GLOBAL
                                              SMALL CAPITALIZATION              AMERICAN FUNDS GROWTH
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013            2012              2013            2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            13  $            16  $       397,679  $       293,322
   Net realized gains (losses)........               53               32        2,217,360        3,623,067
   Change in unrealized gains
     (losses) on investments..........              316              138       11,705,600        5,783,202
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............              382              186       14,320,639        9,699,591
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              275              262           10,968          338,078
   Net transfers (including
     fixed account)...................               --                1      (3,943,396)     (22,731,698)
   Policy charges.....................            (168)            (140)        (687,512)        (804,599)
   Transfers for policy benefits
     and terminations.................              (2)               --        (213,490)      (1,997,698)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........              105              123      (4,833,430)     (25,195,917)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................              487              309        9,487,209     (15,496,326)
NET ASSETS:
   Beginning of year..................            1,317            1,008       51,280,646       66,776,972
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $         1,804  $         1,317  $    60,767,855  $    51,280,646
                                        ===============  ===============  ===============  ===============

                                                AMERICAN FUNDS                     AMERICAN FUNDS
                                                 GROWTH-INCOME                    HIGH-INCOME BOND
                                               INVESTMENT OPTION                  INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       202,755  $       232,957  $         2,110  $         1,739
   Net realized gains (losses)........        1,096,600          418,395               72               14
   Change in unrealized gains
     (losses) on investments..........        3,798,691        2,095,852            (216)               87
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        5,098,046        2,747,204            1,966            1,840
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          385,912          695,638            5,637            2,583
   Net transfers (including
     fixed account)...................      (2,579,753)      (4,139,014)          (2,430)           20,490
   Policy charges.....................        (221,016)        (298,454)          (1,358)            (680)
   Transfers for policy benefits
     and terminations.................        (115,857)        (326,500)              (2)               --
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........      (2,530,714)      (4,068,330)            1,847           22,393
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,567,332      (1,321,126)            3,813           24,233
NET ASSETS:
   Beginning of year..................       16,578,425       17,899,551           29,931            5,698
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    19,145,757  $    16,578,425  $        33,744  $        29,931
                                        ===============  ===============  ===============  ===============


                                           AMERICAN FUNDS INTERNATIONAL        AMERICAN FUNDS NEW WORLD
                                                 INVESTMENT OPTION                 INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                              2013             2012             2013              2012
                                        ---------------   ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       309,918   $       297,208  $        98,561  $        65,079
   Net realized gains (losses)........        2,871,565           491,670          364,481          128,105
   Change in unrealized gains
     (losses) on investments..........        1,057,070         2,690,399          426,875          857,076
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        4,238,553         3,479,277          889,917        1,050,260
                                        ---------------   ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               --            71,323           96,874          112,313
   Net transfers (including
     fixed account)...................        3,184,315          (36,873)        (218,458)        1,365,046
   Policy charges.....................        (264,131)         (210,819)         (59,723)         (46,973)
   Transfers for policy benefits
     and terminations.................        (181,285)         (226,072)            (899)        (111,205)
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,738,899         (402,441)        (182,206)        1,319,181
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        6,977,452         3,076,836          707,711        2,369,441
NET ASSETS:
   Beginning of year..................       24,148,469        21,071,633        7,914,264        5,544,823
                                        ---------------   ---------------  ---------------  ---------------
   End of year........................  $    31,125,921   $    24,148,469  $     8,621,975  $     7,914,264
                                        ===============   ===============  ===============  ===============

                                               AMERICAN FUNDS U.S.
                                         GOVERNMENT/AAA-RATED SECURITIES
                                                INVESTMENT OPTION
                                        --------------------------------
                                              2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $           190  $           229
   Net realized gains (losses)........              934            9,913
   Change in unrealized gains
     (losses) on investments..........          (2,280)         (10,768)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (1,156)            (626)
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            6,216            5,031
   Net transfers (including
     fixed account)...................            3,283        (681,712)
   Policy charges.....................          (1,492)          (1,577)
   Transfers for policy benefits
     and terminations.................              (2)               --
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            8,005        (678,258)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................            6,849        (678,884)
NET ASSETS:
   Beginning of year..................           31,497          710,381
                                        ---------------  ---------------
   End of year........................  $        38,346  $        31,497
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                          DELAWARE VIP SMALL CAP VALUE        DREYFUS VIF APPRECIATION
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013             2012              2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        89,206  $        42,034  $        19,778  $        42,368
   Net realized gains (losses)........        2,138,997        2,128,884           80,833           54,468
   Change in unrealized gains
     (losses) on investments..........        2,654,000         (11,932)          106,254           25,565
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        4,882,203        2,158,986          206,865          122,401
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          647,160          512,847            8,971            4,026
   Net transfers (including
     fixed account)...................      (7,494,257)        5,526,548        (436,619)          241,784
   Policy charges.....................        (261,867)        (234,184)         (22,631)         (25,241)
   Transfers for policy benefits
     and terminations.................         (86,609)      (1,004,718)         (11,048)        (232,106)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........      (7,195,573)        4,800,493        (461,327)         (11,537)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................      (2,313,370)        6,959,479        (254,462)          110,864
NET ASSETS:
   Beginning of year..................       21,138,745       14,179,266        1,239,874        1,129,010
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    18,825,375  $    21,138,745  $       985,412  $     1,239,874
                                        ===============  ===============  ===============  ===============

                                            DREYFUS VIF OPPORTUNISTIC
                                                    SMALL CAP                    FIDELITY VIP CONTRAFUND
                                                INVESTMENT OPTION                   INVESTMENT OPTION
                                        ----------------------------------  ---------------------------------
                                              2013              2012              2013             2012
                                        ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (2,295)  $        (2,125)  $       329,425  $        381,666
   Net realized gains (losses)........            38,004           (5,756)        1,161,493           499,165
   Change in unrealized gains
     (losses) on investments..........           417,269           192,085       10,100,850         3,591,085
                                        ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           452,978           184,204       11,591,768         4,471,916
                                        ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               503             8,271          627,512           917,408
   Net transfers (including
     fixed account)...................            84,480          (18,987)        (318,749)         7,058,885
   Policy charges.....................          (15,675)          (17,580)        (492,737)         (436,281)
   Transfers for policy benefits
     and terminations.................           (1,153)         (164,977)         (57,156)         (387,095)
                                        ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            68,155         (193,273)        (241,130)         7,152,917
                                        ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.................           521,133           (9,069)       11,350,638        11,624,833
NET ASSETS:
   Beginning of year..................           940,186           949,255       37,774,648        26,149,815
                                        ----------------  ----------------  ---------------  ----------------
   End of year........................  $      1,461,319  $        940,186  $    49,125,286  $     37,774,648
                                        ================  ================  ===============  ================


                                           FIDELITY VIP EQUITY-INCOME           FIDELITY VIP FREEDOM 2010
                                                INVESTMENT OPTION                   INVESTMENT OPTION
                                        ---------------------------------  ---------------------------------
                                             2013              2012              2013              2012
                                        ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      (29,492)  $        347,098  $          3,952  $           489
   Net realized gains (losses)........        7,310,066         1,260,258             5,430              561
   Change in unrealized gains
     (losses) on investments..........      (4,355,826)           228,808             8,339            1,015
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        2,924,748         1,836,164            17,721            2,065
                                        ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            4,144             2,625               127              815
   Net transfers (including
     fixed account)...................     (14,417,476)         (888,879)           306,876           16,842
   Policy charges.....................        (115,847)         (110,330)          (13,915)            (380)
   Transfers for policy benefits
     and terminations.................         (26,429)         (120,997)          (73,427)               --
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........     (14,555,608)       (1,117,581)           219,661           17,277
                                        ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................     (11,630,860)           718,583           237,382           19,342
NET ASSETS:
   Beginning of year..................       12,402,440        11,683,857            28,813            9,471
                                        ---------------  ----------------  ----------------  ---------------
   End of year........................  $       771,580  $     12,402,440  $        266,195  $        28,813
                                        ===============  ================  ================  ===============


                                            FIDELITY VIP FREEDOM 2015
                                                INVESTMENT OPTION
                                        ---------------------------------
                                              2013             2012
                                        ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         8,405   $           871
   Net realized gains (losses)........            3,802               711
   Change in unrealized gains
     (losses) on investments..........           14,679             4,293
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           26,886             5,875
                                        ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            3,693               867
   Net transfers (including
     fixed account)...................          457,326          (35,346)
   Policy charges.....................         (12,627)           (1,088)
   Transfers for policy benefits
     and terminations.................          (7,822)                --
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          440,570          (35,567)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets.................          467,456          (29,692)
NET ASSETS:
   Beginning of year..................           50,413            80,105
                                        ---------------   ---------------
   End of year........................  $       517,869   $        50,413
                                        ===============   ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                            FIDELITY VIP FREEDOM 2020         FIDELITY VIP FREEDOM 2025
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  ----------------------------------
                                             2013              2012             2013              2012
                                        ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        13,439  $         9,920  $          6,683  $          5,073
   Net realized gains (losses)........           20,923           23,392            12,661             3,386
   Change in unrealized gains
     (losses) on investments..........           68,604           81,932            35,644            21,491
                                        ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          102,966          115,244            54,988            29,950
                                        ---------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            3,843              902                --                --
   Net transfers (including
     fixed account)...................          223,799        (627,150)            79,691            99,557
   Policy charges.....................         (16,936)         (14,316)           (8,656)           (2,960)
   Transfers for policy benefits
     and terminations.................         (35,437)               --           (7,261)                --
                                        ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          175,269        (640,564)            63,774            96,597
                                        ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................          278,235        (525,320)           118,762           126,547
NET ASSETS:
   Beginning of year..................          592,377        1,117,697           302,842           176,295
                                        ---------------  ---------------  ----------------  ----------------
   End of year........................  $       870,612  $       592,377  $        421,604  $        302,842
                                        ===============  ===============  ================  ================


                                            FIDELITY VIP FREEDOM 2030        FIDELITY VIP GROWTH & INCOME
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        --------------------------------  ---------------------------------
                                             2013             2012              2013              2012
                                        ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         7,986  $        10,306  $          1,270  $         1,300
   Net realized gains (losses)........           41,091            5,082               105               30
   Change in unrealized gains
     (losses) on investments..........           68,865           37,411            21,492          (2,111)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          117,942           52,799            22,867            (781)
                                        ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              276              205             3,208               19
   Net transfers (including
     fixed account)...................         (53,990)          239,662             2,722           67,641
   Policy charges.....................         (13,619)          (6,450)             (777)            (122)
   Transfers for policy benefits
     and terminations.................         (17,253)               --               (2)               --
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         (84,586)          233,417             5,151           67,538
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................           33,356          286,216            28,018           66,757
NET ASSETS:
   Beginning of year..................          543,548          257,332            66,757               --
                                        ---------------  ---------------  ----------------  ---------------
   End of year........................  $       576,904  $       543,548  $         94,775  $        66,757
                                        ===============  ===============  ================  ===============


                                             FIDELITY VIP HIGH INCOME            FIDELITY VIP INDEX 500
                                                 INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  ---------------------------------
                                              2013              2012             2013             2012
                                        ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            551  $           389  $     1,074,250   $       933,466
   Net realized gains (losses)........                22               19        4,186,387         1,225,621
   Change in unrealized gains
     (losses) on investments..........              (91)              312       11,360,857         3,199,358
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............               482              720       16,621,494         5,358,445
                                        ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............             1,343              773          583,927         1,958,133
   Net transfers (including
     fixed account)...................             1,317            1,386        1,668,491        16,648,659
   Policy charges.....................             (360)            (272)        (612,191)         (299,693)
   Transfers for policy benefits
     and terminations.................               (1)               --        (832,662)         (370,433)
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........             2,299            1,887          807,565        17,936,666
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................             2,781            2,607       17,429,059        23,295,111
NET ASSETS:
   Beginning of year..................             7,108            4,501       52,088,374        28,793,263
                                        ----------------  ---------------  ---------------   ---------------
   End of year........................  $          9,889  $         7,108  $    69,517,433   $    52,088,374
                                        ================  ===============  ===============   ===============

                                                  FIDELITY VIP
                                              INVESTMENT GRADE BOND
                                                INVESTMENT OPTION
                                        ---------------------------------
                                             2013              2012
                                        ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       248,426  $        203,419
   Net realized gains (losses)........          138,928           218,346
   Change in unrealized gains
     (losses) on investments..........        (631,159)            30,565
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (243,805)           452,330
                                        ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          241,379           294,045
   Net transfers (including
     fixed account)...................        1,841,402         7,826,911
   Policy charges.....................        (150,576)          (82,924)
   Transfers for policy benefits
     and terminations.................        (157,965)         (107,758)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,774,240         7,930,274
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets.................        1,530,435         8,382,604
NET ASSETS:
   Beginning of year..................        9,843,196         1,460,592
                                        ---------------  ----------------
   End of year........................  $    11,373,631  $      9,843,196
                                        ===============  ================

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                              FIDELITY VIP MID CAP              FIDELITY VIP OVERSEAS
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013             2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        18,140  $        38,942  $        35,970  $        59,413
   Net realized gains (losses)........        3,880,757        2,350,624          152,902         (79,570)
   Change in unrealized gains
     (losses) on investments..........        3,015,901          754,414          941,567          756,284
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        6,914,798        3,143,980        1,130,439          736,127
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          662,056        1,228,637          242,101          293,452
   Net transfers (including
     fixed account)...................      (3,811,972)      (5,221,414)        (776,424)        (399,974)
   Policy charges.....................        (329,467)        (434,124)         (72,470)        (114,702)
   Transfers for policy benefits
     and terminations.................         (86,165)        (714,342)         (72,061)        (212,279)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........      (3,565,548)      (5,141,243)        (678,854)        (433,503)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        3,349,250      (1,997,263)          451,585          302,624
NET ASSETS:
   Beginning of year..................       21,064,151       23,061,414        4,051,373        3,748,749
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    24,413,401  $    21,064,151  $     4,502,958  $     4,051,373
                                        ===============  ===============  ===============  ===============

                                            FTVIPT FRANKLIN SMALL-MID                FTVIPT MUTUAL
                                              CAP GROWTH SECURITIES           GLOBAL DISCOVERY SECURITIES
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        --------------------------------  ---------------------------------
                                              2013             2012             2013              2012
                                        ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (6,763)  $       (7,677)  $            165  $           157
   Net realized gains (losses)........          402,772          602,821               816              352
   Change in unrealized gains
     (losses) on investments..........          661,907        (133,581)               914              271
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,057,916          461,563             1,895              780
                                        ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              483               --                --               --
   Net transfers (including
     fixed account)...................        1,174,298      (1,888,681)               611              160
   Policy charges.....................        (158,942)        (112,101)             (220)            (181)
   Transfers for policy benefits
     and terminations.................        (263,228)        (399,181)               (1)              (2)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          752,611      (2,399,963)               390             (23)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................        1,810,527      (1,938,400)             2,285              757
NET ASSETS:
   Beginning of year..................        2,389,937        4,328,337             6,698            5,941
                                        ---------------  ---------------  ----------------  ---------------
   End of year........................  $     4,200,464  $     2,389,937  $          8,983  $         6,698
                                        ===============  ===============  ================  ===============

                                                FTVIPT TEMPLETON                    FTVIPT TEMPLETON
                                          DEVELOPING MARKETS SECURITIES            FOREIGN SECURITIES
                                                INVESTMENT OPTION                   INVESTMENT OPTION
                                        ---------------------------------  ---------------------------------
                                             2013              2012              2013             2012
                                        ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        93,525  $         66,523  $       255,510   $       258,850
   Net realized gains (losses)........         (17,050)            27,309          120,043         (143,459)
   Change in unrealized gains
     (losses) on investments..........        (232,681)           624,723        2,034,546         2,063,671
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (156,206)           718,555        2,410,099         2,179,062
                                        ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,790           235,320              533           197,885
   Net transfers (including
     fixed account)...................      (2,528,304)       (1,288,957)        1,680,910      (10,036,219)
   Policy charges.....................         (54,003)          (85,642)        (133,991)         (124,089)
   Transfers for policy benefits
     and terminations.................          (8,723)         (248,778)         (17,550)         (441,698)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........      (2,588,240)       (1,388,057)        1,529,902      (10,404,121)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................      (2,744,446)         (669,502)        3,940,001       (8,225,059)
NET ASSETS:
   Beginning of year..................        5,446,265         6,115,767        9,861,373        18,086,432
                                        ---------------  ----------------  ---------------   ---------------
   End of year........................  $     2,701,819  $      5,446,265  $    13,801,374   $     9,861,373
                                        ===============  ================  ===============   ===============

                                                 FTVIPT TEMPLETON
                                              GLOBAL BOND SECURITIES
                                                 INVESTMENT OPTION
                                        ---------------------------------
                                              2013              2012
                                        ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        965,282  $     1,184,720
   Net realized gains (losses)........           322,719          111,229
   Change in unrealized gains
     (losses) on investments..........         (951,422)          936,111
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           336,579        2,232,060
                                        ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           188,000          512,211
   Net transfers (including
     fixed account)...................         (454,495)        7,988,354
   Policy charges.....................         (224,561)        (191,397)
   Transfers for policy benefits
     and terminations.................         (152,077)        (218,494)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         (643,133)        8,090,674
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets.................         (306,554)       10,322,734
NET ASSETS:
   Beginning of year..................        20,932,837       10,610,103
                                        ----------------  ---------------
   End of year........................  $     20,626,283  $    20,932,837
                                        ================  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                         INVESCO V.I. GLOBAL REAL ESTATE    INVESCO V.I. INTERNATIONAL GROWTH
                                                INVESTMENT OPTION                   INVESTMENT OPTION
                                        ----------------------------------  ---------------------------------
                                              2013              2012             2013              2012
                                        ----------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        332,986  $         32,865  $       234,971  $       263,476
   Net realized gains (losses)........           275,805           171,573          403,393           38,264
   Change in unrealized gains
     (losses) on investments..........         (408,124)         1,571,001        3,466,972        1,981,075
                                        ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           200,667         1,775,439        4,105,336        2,282,815
                                        ----------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            53,848            91,446          236,879          473,478
   Net transfers (including
     fixed account)...................           170,330         1,704,809        6,896,509        6,897,762
   Policy charges.....................          (69,374)          (51,739)        (246,924)        (179,270)
   Transfers for policy benefits
     and terminations.................          (16,997)         (130,592)         (89,597)        (128,221)
                                        ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           137,807         1,613,924        6,796,867        7,063,749
                                        ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................           338,474         3,389,363       10,902,203        9,346,564
NET ASSETS:
   Beginning of year..................         8,703,294         5,313,931       21,792,090       12,445,526
                                        ----------------  ----------------  ---------------  ---------------
   End of year........................  $      9,041,768  $      8,703,294  $    32,694,293  $    21,792,090
                                        ================  ================  ===============  ===============


                                              JANUS ASPEN ENTERPRISE            JANUS ASPEN GLOBAL RESEARCH
                                                 INVESTMENT OPTION                   INVESTMENT OPTION
                                        ----------------------------------  ----------------------------------
                                              2013              2012              2013              2012
                                        ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         16,752  $        (6,821)  $          7,631  $          3,739
   Net realized gains (losses)........           283,065           372,637            17,970             5,337
   Change in unrealized gains
     (losses) on investments..........         1,792,540           360,502           173,773           102,758
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         2,092,357           726,318           199,374           111,834
                                        ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............             3,160               742                --            18,554
   Net transfers (including
     fixed account)...................         2,049,355           363,724            86,202            38,276
   Policy charges.....................          (53,887)          (25,387)          (11,098)           (8,682)
   Transfers for policy benefits
     and terminations.................                --          (53,320)           (3,021)          (14,803)
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         1,998,628           285,759            72,083            33,345
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................         4,090,985         1,012,077           271,457           145,179
NET ASSETS:
   Beginning of year..................         5,432,005         4,419,928           682,144           536,965
                                        ----------------  ----------------  ----------------  ----------------
   End of year........................  $      9,522,990  $      5,432,005  $        953,601  $        682,144
                                        ================  ================  ================  ================


                                           JANUS ASPEN GLOBAL TECHNOLOGY           JANUS ASPEN OVERSEAS
                                                 INVESTMENT OPTION                   INVESTMENT OPTION
                                        ----------------------------------  ----------------------------------
                                              2013              2012              2013              2012
                                        ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (9,762)  $        (8,444)  $        198,248  $         24,941
   Net realized gains (losses)........           176,905           228,870          (90,510)           522,990
   Change in unrealized gains
     (losses) on investments..........         1,624,957           603,188           854,828           769,732
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         1,792,100           823,614           962,566         1,317,663
                                        ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           166,941           219,406               170               146
   Net transfers (including
     fixed account)...................           289,433         (302,782)          (22,883)       (2,613,361)
   Policy charges.....................          (54,507)          (52,188)          (45,936)          (51,182)
   Transfers for policy benefits
     and terminations.................           (2,135)          (96,782)             (123)          (58,404)
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           399,732         (232,346)          (68,772)       (2,722,801)
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................         2,191,832           591,268           893,794       (1,405,138)
NET ASSETS:
   Beginning of year..................         4,823,592         4,232,324         6,322,582         7,727,720
                                        ----------------  ----------------  ----------------  ----------------
   End of year........................  $      7,015,424  $      4,823,592  $      7,216,376  $      6,322,582
                                        ================  ================  ================  ================

                                                JANUS ASPEN PERKINS
                                                   MID CAP VALUE
                                                 INVESTMENT OPTION
                                        ----------------------------------
                                              2013              2012
                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        136,135  $         75,491
   Net realized gains (losses)........           556,819         1,083,481
   Change in unrealized gains
     (losses) on investments..........         2,427,981         (112,905)
                                        ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         3,120,935         1,046,067
                                        ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            13,647            34,873
   Net transfers (including
     fixed account)...................         1,463,247           601,684
   Policy charges.....................         (108,856)          (76,131)
   Transfers for policy benefits
     and terminations.................          (46,950)         (131,775)
                                        ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         1,321,088           428,651
                                        ----------------  ----------------
     Net increase (decrease)
        in net assets.................         4,442,023         1,474,718
NET ASSETS:
   Beginning of year..................        11,520,895        10,046,177
                                        ----------------  ----------------
   End of year........................  $     15,962,918  $     11,520,895
                                        ================  ================

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               LMPVET CLEARBRIDGE                LMPVET CLEARBRIDGE
                                           VARIABLE AGGRESSIVE GROWTH          VARIABLE ALL CAP VALUE
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         3,539  $           734  $        21,662  $        32,772
   Net realized gains (losses)........          269,255          287,729          427,846           57,208
   Change in unrealized gains
     (losses) on investments..........          910,872         (48,465)          187,057          218,523
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,183,666          239,998          636,565          308,503
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          190,760              122            1,232           18,473
   Net transfers (including
     fixed account)...................        1,868,496        (726,726)        (794,875)         (85,129)
   Policy charges.....................         (49,196)         (41,383)         (24,108)         (29,672)
   Transfers for policy benefits
     and terminations.................               --        (197,174)          (6,153)        (142,981)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,010,060        (965,161)        (823,904)        (239,309)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        3,193,726        (725,163)        (187,339)           69,194
NET ASSETS:
   Beginning of year..................          917,901        1,643,064        2,235,101        2,165,907
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     4,111,627  $       917,901  $     2,047,762  $     2,235,101
                                        ===============  ===============  ===============  ===============

                                               LMPVET CLEARBRIDGE                LMPVET CLEARBRIDGE
                                              VARIABLE APPRECIATION            VARIABLE EQUITY INCOME
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013              2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $           180  $           197  $        21,318  $        31,828
   Net realized gains (losses)........              961            (541)            9,544         (29,786)
   Change in unrealized gains
     (losses) on investments..........            3,195            2,195          271,856          145,235
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            4,336            1,851          302,718          147,277
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,895              765               --               --
   Net transfers (including
     fixed account)...................          (1,961)            5,117           80,237          159,675
   Policy charges.....................            (842)            (409)         (14,026)         (11,543)
   Transfers for policy benefits
     and terminations.................              (1)         (10,787)               --        (183,547)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........               91          (5,314)           66,211         (35,415)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................            4,427          (3,463)          368,929          111,862
NET ASSETS:
   Beginning of year..................           14,468           17,931        1,169,541        1,057,679
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $        18,895  $        14,468  $     1,538,470  $     1,169,541
                                        ===============  ===============  ===============  ===============

                                               LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE
                                            VARIABLE LARGE CAP GROWTH        VARIABLE LARGE CAP VALUE
                                                INVESTMENT OPTION                INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                             2013             2012            2013             2012
                                        --------------   --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       13,271   $        2,891  $        40,014  $        53,153
   Net realized gains (losses)........         364,867           76,451          410,604          182,196
   Change in unrealized gains
     (losses) on investments..........         140,269           26,650          386,467           70,684
                                        --------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         518,407          105,992          837,085          306,033
                                        --------------   --------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           3,972              846            5,141           13,738
   Net transfers (including
     fixed account)...................       2,498,571         (38,900)        (506,029)          849,873
   Policy charges.....................        (15,527)          (6,005)         (31,626)         (33,127)
   Transfers for policy benefits
     and terminations.................              --         (25,378)          (8,400)        (555,462)
                                        --------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........       2,487,016         (69,437)        (540,914)          275,022
                                        --------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................       3,005,423           36,555          296,171          581,055
NET ASSETS:
   Beginning of year..................         607,532          570,977        2,656,485        2,075,430
                                        --------------   --------------  ---------------  ---------------
   End of year........................  $    3,612,955   $      607,532  $     2,952,656  $     2,656,485
                                        ==============   ==============  ===============  ===============

                                                LMPVET INVESTMENT
                                        COUNSEL VARIABLE SOCIAL AWARENESS
                                                INVESTMENT OPTION
                                        ---------------------------------
                                             2013              2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $           428  $         4,399
   Net realized gains (losses)........           51,274           16,124
   Change in unrealized gains
     (losses) on investments..........         (13,012)           20,821
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           38,690           41,344
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              348              328
   Net transfers (including
     fixed account)...................        (270,141)         (68,730)
   Policy charges.....................          (2,682)          (5,448)
   Transfers for policy benefits
     and terminations.................          (2,149)          (3,183)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        (274,624)         (77,033)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................        (235,934)         (35,689)
NET ASSETS:
   Beginning of year..................          345,595          381,284
                                        ---------------  ---------------
   End of year........................  $       109,661  $       345,595
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              LMPVIT WESTERN ASSET             LMPVIT WESTERN ASSET              MFS VIT
                                         VARIABLE GLOBAL HIGH YIELD BOND      VARIABLE STRATEGIC BOND         GLOBAL EQUITY
                                                INVESTMENT OPTION                INVESTMENT OPTION          INVESTMENT OPTION
                                        --------------------------------  --------------------------------  -----------------
                                              2013            2012             2013              2012           2013 (b)
                                        ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       593,428  $       580,469  $        17,029  $        29,961  $             4
   Net realized gains (losses)........              955          (6,103)           18,259           32,106               --
   Change in unrealized gains
     (losses) on investments..........         (73,001)          672,637         (47,615)           30,288               61
                                        ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          521,382        1,247,003         (12,327)           92,355               65
                                        ---------------  ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               73               73               --               --               --
   Net transfers (including
     fixed account)...................        1,449,205        1,133,518        (247,192)           33,756              496
   Policy charges.....................         (83,955)         (71,676)          (9,712)         (16,199)             (10)
   Transfers for policy benefits
     and terminations.................         (15,538)         (51,166)              (2)        (233,444)              (1)
                                        ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,349,785        1,010,749        (256,906)        (215,887)              485
                                        ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,871,167        2,257,752        (269,233)        (123,532)              550
NET ASSETS:
   Beginning of year..................        8,600,466        6,342,714        1,163,124        1,286,656               --
                                        ---------------  ---------------  ---------------  ---------------  ---------------
   End of year........................  $    10,471,633  $     8,600,466  $       893,891  $     1,163,124  $           550
                                        ===============  ===============  ===============  ===============  ===============


                                              MFS VIT NEW DISCOVERY            MIST BLACKROCK HIGH YIELD
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                              2013             2012              2013             2012
                                        ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (3,825)  $          (688)  $     1,582,685  $     1,625,690
   Net realized gains (losses)........          105,798             2,532        1,555,574        1,014,239
   Change in unrealized gains
     (losses) on investments..........          837,181            15,182        (551,200)        1,183,766
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          939,154            17,026        2,587,059        3,823,695
                                        ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           14,556            14,668          378,018          457,216
   Net transfers (including
     fixed account)...................          919,407         1,854,426          474,851          270,805
   Policy charges.....................         (31,106)           (4,781)        (222,580)        (198,415)
   Transfers for policy benefits
     and terminations.................               --               (6)        (259,208)        (614,060)
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          902,857         1,864,307          371,081         (84,454)
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,842,011         1,881,333        2,958,140        3,739,241
NET ASSETS:
   Beginning of year..................        1,900,245            18,912       27,197,499       23,458,258
                                        ---------------  ----------------  ---------------  ---------------
   End of year........................  $     3,742,256  $      1,900,245  $    30,155,639  $    27,197,499
                                        ===============  ================  ===============  ===============


                                          MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         8,739  $        90,954  $     1,512,198  $       362,907
   Net realized gains (losses)........           29,307        1,198,133         (20,694)        (142,329)
   Change in unrealized gains
     (losses) on investments..........          173,021           14,768        (873,854)        3,774,658
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          211,067        1,303,855          617,650        3,995,236
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            3,160              742          232,464          138,332
   Net transfers (including
     fixed account)...................          150,600     (11,554,878)          712,205        1,944,807
   Policy charges.....................          (8,159)         (75,697)        (214,843)        (172,981)
   Transfers for policy benefits
     and terminations.................              (3)         (83,514)         (99,978)        (199,446)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          145,598     (11,713,347)          629,848        1,710,712
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          356,665     (10,409,492)        1,247,498        5,705,948
NET ASSETS:
   Beginning of year..................          560,176       10,969,668       20,314,628       14,608,680
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $       916,841  $       560,176  $    21,562,126  $    20,314,628
                                        ===============  ===============  ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               MIST CLEARBRIDGE                 MIST HARRIS OAKMARK
                                             AGGRESSIVE GROWTH II                  INTERNATIONAL
                                               INVESTMENT OPTION                 INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                             2013             2012            2013              2012
                                        --------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      128,193  $        53,826  $       291,891  $       138,663
   Net realized gains (losses)........       1,756,971        1,660,834          476,689          253,406
   Change in unrealized gains
     (losses) on investments..........       2,909,869        2,438,271        2,306,821        1,819,784
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       4,795,033        4,152,931        3,075,401        2,211,853
                                        --------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           3,294          102,052          453,862          611,204
   Net transfers (including
     fixed account)...................     (3,692,602)      (3,097,656)        1,029,871        1,557,050
   Policy charges.....................       (146,867)        (204,763)         (95,161)         (78,334)
   Transfers for policy benefits
     and terminations.................         (3,304)      (2,206,076)        (253,086)        (538,303)
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........     (3,839,479)      (5,406,443)        1,135,486        1,551,617
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................         955,554      (1,253,512)        4,210,887        3,763,470
NET ASSETS:
   Beginning of year..................      18,592,301       19,845,813        9,271,503        5,508,033
                                        --------------  ---------------  ---------------  ---------------
   End of year........................  $   19,547,855  $    18,592,301  $    13,482,390  $     9,271,503
                                        ==============  ===============  ===============  ===============


                                           MIST INVESCO MID CAP VALUE       MIST INVESCO SMALL CAP GROWTH
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        15,651  $         4,507  $         6,113  $       (2,571)
   Net realized gains (losses)........          114,033           91,590          210,581          113,836
   Change in unrealized gains
     (losses) on investments..........          693,802          634,387          603,246           50,056
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          823,486          730,484          819,940          161,321
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              698          104,443               --               --
   Net transfers (including
     fixed account)...................          680,846      (4,298,548)          175,530        1,159,017
   Policy charges.....................        (132,453)        (100,226)         (27,255)         (13,791)
   Transfers for policy benefits
     and terminations.................        (213,886)        (282,545)               --         (44,897)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          335,205      (4,576,876)          148,275        1,100,329
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,158,691      (3,846,392)          968,215        1,261,650
NET ASSETS:
   Beginning of year..................        2,621,267        6,467,659        1,861,749          600,099
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     3,779,958  $     2,621,267  $     2,829,964  $     1,861,749
                                        ===============  ===============  ===============  ===============

                                               MIST LOOMIS SAYLES
                                                 GLOBAL MARKETS            MIST LORD ABBETT BOND DEBENTURE
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  ---------------------------------
                                             2013             2012              2013             2012
                                        ---------------  ---------------  ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       105,037  $        98,115  $        60,846   $       41,850
   Net realized gains (losses)........           33,989           23,417           10,277           27,767
   Change in unrealized gains
     (losses) on investments..........          595,461          520,565          (7,550)           10,206
                                        ---------------  ---------------  ---------------   --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          734,487          642,097           63,573           79,823
                                        ---------------  ---------------  ---------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              840            3,482            4,474            2,056
   Net transfers (including
     fixed account)...................         (28,202)          130,511           43,224          215,109
   Policy charges.....................         (43,196)         (39,678)         (12,240)         (10,117)
   Transfers for policy benefits
     and terminations.................          (7,550)        (128,927)            (499)        (161,832)
                                        ---------------  ---------------  ---------------   --------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         (78,108)         (34,612)           34,959           45,216
                                        ---------------  ---------------  ---------------   --------------
     Net increase (decrease)
        in net assets.................          656,379          607,485           98,532          125,039
NET ASSETS:
   Beginning of year..................        4,436,550        3,829,065          742,654          617,615
                                        ---------------  ---------------  ---------------   --------------
   End of year........................  $     5,092,929  $     4,436,550  $       841,186   $      742,654
                                        ===============  ===============  ===============   ==============


                                        MIST METLIFE AGGRESSIVE STRATEGY
                                                INVESTMENT OPTION
                                        --------------------------------
                                             2013              2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         6,537  $        10,356
   Net realized gains (losses)........           15,714        (134,329)
   Change in unrealized gains
     (losses) on investments..........          323,311          386,037
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          345,562          262,064
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              214              134
   Net transfers (including
     fixed account)...................          536,874      (1,434,228)
   Policy charges.....................         (13,298)         (18,886)
   Transfers for policy benefits
     and terminations.................          (1,292)         (24,041)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          522,498      (1,477,021)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          868,060      (1,214,957)
NET ASSETS:
   Beginning of year..................        1,209,197        2,424,154
                                        ---------------  ---------------
   End of year........................  $     2,077,257  $     1,209,197
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                   MIST MFS
                                            EMERGING MARKETS EQUITY       MIST MFS RESEARCH INTERNATIONAL
                                               INVESTMENT OPTION                 INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                             2013            2012              2013            2012
                                        --------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       51,341  $        34,793  $        74,957  $       50,525
   Net realized gains (losses)........          41,246           38,771          120,007        (54,404)
   Change in unrealized gains
     (losses) on investments..........       (334,215)          658,140          315,292         477,418
                                        --------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       (241,628)          731,704          510,256         473,539
                                        --------------  ---------------  ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         287,305          705,818               --              --
   Net transfers (including
     fixed account)...................       (165,276)         (25,207)      (1,037,158)          82,073
   Policy charges.....................        (56,046)         (71,877)         (31,463)        (69,404)
   Transfers for policy benefits
     and terminations.................       (269,070)        (149,789)         (64,679)       (146,844)
                                        --------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........       (203,087)          458,945      (1,133,300)       (134,175)
                                        --------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets.................       (444,715)        1,190,649        (623,044)         339,364
NET ASSETS:
   Beginning of year..................       4,900,459        3,709,810        3,269,996       2,930,632
                                        --------------  ---------------  ---------------  --------------
   End of year........................  $    4,455,744  $     4,900,459  $     2,646,952  $    3,269,996
                                        ==============  ===============  ===============  ==============

                                               MIST MORGAN STANLEY
                                                 MID CAP GROWTH           MIST OPPENHEIMER GLOBAL EQUITY
                                                INVESTMENT OPTION                INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        27,714  $      (5,768)  $        14,457  $         6,835
   Net realized gains (losses)........           61,800        (17,790)           89,450            3,349
   Change in unrealized gains
     (losses) on investments..........        1,495,206       (111,131)           89,985          101,146
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,584,720       (134,689)          193,892          111,330
                                        ---------------  --------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          337,010         416,864            1,146           46,549
   Net transfers (including
     fixed account)...................          457,931       3,458,510          (3,021)          122,112
   Policy charges.....................         (69,445)        (40,023)         (11,703)          (9,697)
   Transfers for policy benefits
     and terminations.................        (166,317)        (14,210)            (870)            (847)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          559,179       3,821,141         (14,448)          158,117
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,143,899       3,686,452          179,444          269,447
NET ASSETS:
   Beginning of year..................        3,749,773          63,321          728,873          459,426
                                        ---------------  --------------  ---------------  ---------------
   End of year........................  $     5,893,672  $    3,749,773  $       908,317  $       728,873
                                        ===============  ==============  ===============  ===============

                                                   MIST PIMCO
                                            INFLATION PROTECTED BOND              MIST PIONEER FUND
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013             2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       599,958  $       932,882  $        12,306  $         8,503
   Net realized gains (losses)........          822,141        2,088,534           89,270           32,893
   Change in unrealized gains
     (losses) on investments..........      (3,980,334)        (560,281)         (24,287)           13,982
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............      (2,558,235)        2,461,135           77,289           55,378
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          525,391        1,463,993               --               --
   Net transfers (including
     fixed account)...................          701,456        9,538,766        (377,256)         (70,845)
   Policy charges.....................        (362,154)        (345,960)          (2,291)         (11,007)
   Transfers for policy benefits
     and terminations.................         (28,514)        (513,396)          (1,056)        (160,654)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          836,179       10,143,403        (380,603)        (242,506)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................      (1,722,056)       12,604,538        (303,314)        (187,128)
NET ASSETS:
   Beginning of year..................       32,276,064       19,671,526          371,470          558,598
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    30,554,008  $    32,276,064  $        68,156  $       371,470
                                        ===============  ===============  ===============  ===============


                                          MIST PIONEER STRATEGIC INCOME
                                                INVESTMENT OPTION
                                        --------------------------------
                                              2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       113,951  $        95,626
   Net realized gains (losses)........           22,124            8,361
   Change in unrealized gains
     (losses) on investments..........        (106,806)          113,132
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           29,269          217,119
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          238,190          293,323
   Net transfers (including
     fixed account)...................          (2,217)            (680)
   Policy charges.....................          (9,519)         (14,134)
   Transfers for policy benefits
     and terminations.................            (169)            (585)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          226,285          277,924
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          255,554          495,043
NET ASSETS:
   Beginning of year..................        2,142,114        1,647,071
                                        ---------------  ---------------
   End of year........................  $     2,397,668  $     2,142,114
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               MIST T. ROWE PRICE                MIST T. ROWE PRICE
                                                 LARGE CAP VALUE                   MID CAP GROWTH
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013              2012             2013            2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        41,010  $        32,858  $         8,760  $       (7,323)
   Net realized gains (losses)........           57,250         (42,802)          407,366          457,673
   Change in unrealized gains
     (losses) on investments..........        1,001,588          432,261          975,291            7,261
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,099,848          422,317        1,391,417          457,611
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               46            1,739               43               --
   Net transfers (including
     fixed account)...................        1,528,261              303         (13,739)                2
   Policy charges.....................        (132,591)         (36,294)         (29,691)         (31,352)
   Transfers for policy benefits
     and terminations.................        (203,498)         (69,500)            (218)               --
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,192,218        (103,752)         (43,605)         (31,350)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,292,066          318,565        1,347,812          426,261
NET ASSETS:
   Beginning of year..................        2,759,439        2,440,874        3,776,527        3,350,266
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     5,051,505  $     2,759,439  $     5,124,339  $     3,776,527
                                        ===============  ===============  ===============  ===============

                                                MIST THIRD AVENUE                 MSF BAILLIE GIFFORD
                                                 SMALL CAP VALUE                  INTERNATIONAL STOCK
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                             2013              2012             2013             2012
                                        ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        44,407  $       (14,872)  $             7  $            --
   Net realized gains (losses)........          128,042           400,309               45              (2)
   Change in unrealized gains
     (losses) on investments..........        1,492,892           660,545             (35)               39
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,665,341         1,045,982               17               37
                                        ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            3,357            64,059               69               16
   Net transfers (including
     fixed account)...................          684,943       (4,777,736)            (427)              343
   Policy charges.....................         (75,024)          (79,917)             (10)              (6)
   Transfers for policy benefits
     and terminations.................         (11,233)         (148,209)               --               --
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          602,043       (4,941,803)            (368)              353
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,267,384       (3,895,821)            (351)              390
NET ASSETS:
   Beginning of year..................        4,721,800         8,617,621              390               --
                                        ---------------  ----------------  ---------------  ---------------
   End of year........................  $     6,989,184  $      4,721,800  $            39  $           390
                                        ===============  ================  ===============  ===============

                                              MSF BARCLAYS AGGREGATE
                                                    BOND INDEX                  MSF BLACKROCK BOND INCOME
                                                 INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  ---------------------------------
                                              2013             2012              2013             2012
                                        ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (1,170)  $         8,934  $        30,777   $        27,958
   Net realized gains (losses)........           (4,995)            (405)           23,399            83,288
   Change in unrealized gains
     (losses) on investments..........          (16,181)            (269)         (61,788)          (20,880)
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (22,346)            8,260          (7,612)            90,366
                                        ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............                --               --              966            15,031
   Net transfers (including
     fixed account)...................         1,524,789         (87,206)         (87,032)         (157,015)
   Policy charges.....................          (49,740)          (2,629)          (8,349)          (24,677)
   Transfers for policy benefits
     and terminations.................         (108,345)              (2)              (3)         (673,193)
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         1,366,704         (89,837)         (94,418)         (839,854)
                                        ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................         1,344,358         (81,577)        (102,030)         (749,488)
NET ASSETS:
   Beginning of year..................            80,088          161,665          846,636         1,596,124
                                        ----------------  ---------------  ---------------   ---------------
   End of year........................  $      1,424,446  $        80,088  $       744,606   $       846,636
                                        ================  ===============  ===============   ===============

                                              MSF BLACKROCK CAPITAL
                                                  APPRECIATION
                                                INVESTMENT OPTION
                                        ---------------------------------
                                              2013             2012
                                        ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         6,799  $          1,425
   Net realized gains (losses)........           37,822           210,691
   Change in unrealized gains
     (losses) on investments..........          295,551          (21,022)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          340,172           191,094
                                        ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              242               876
   Net transfers (including
     fixed account)...................          100,641         (355,660)
   Policy charges.....................         (12,098)          (13,618)
   Transfers for policy benefits
     and terminations.................              (1)         (355,683)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           88,784         (724,085)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets.................          428,956         (532,991)
NET ASSETS:
   Beginning of year..................          982,376         1,515,367
                                        ---------------  ----------------
   End of year........................  $     1,411,332  $        982,376
                                        ===============  ================

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                   MSF BLACKROCK
                                            MSF BLACKROCK DIVERSIFIED             LARGE CAP VALUE
                                                INVESTMENT OPTION                INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013             2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        16,329  $        16,728  $        55,644  $        49,688
   Net realized gains (losses)........           38,133           35,933          350,705          719,376
   Change in unrealized gains
     (losses) on investments..........           72,384           37,646        1,055,897        (249,096)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          126,846           90,307        1,462,246          519,968
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               --               --               --            1,031
   Net transfers (including
     fixed account)...................         (44,118)            5,259          416,672          130,463
   Policy charges.....................          (8,998)         (11,027)         (32,393)         (22,407)
   Transfers for policy benefits
     and terminations.................              (5)        (200,468)              (3)         (47,551)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         (53,121)        (206,236)          384,276           61,536
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................           73,725        (115,929)        1,846,522          581,504
NET ASSETS:
   Beginning of year..................          627,630          743,559        4,494,332        3,912,828
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $       701,355  $       627,630  $     6,340,854  $     4,494,332
                                        ===============  ===============  ===============  ===============

                                                  MSF BLACKROCK                     MSF FRONTIER
                                                  MONEY MARKET                     MID CAP GROWTH
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (318,765)  $     (327,747)  $        24,312  $      (11,082)
   Net realized gains (losses)........               --               --          447,550          290,422
   Change in unrealized gains
     (losses) on investments..........               --               --          352,569          220,730
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (318,765)        (327,747)          824,431          500,070
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        2,959,546        4,155,233              369          346,012
   Net transfers (including
     fixed account)...................       19,818,473        7,331,236      (1,557,781)        (243,569)
   Policy charges.....................      (1,873,934)      (2,539,562)         (44,004)         (91,975)
   Transfers for policy benefits
     and terminations.................        (773,895)     (60,526,902)          (3,602)      (1,429,283)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........       20,130,190     (51,579,995)      (1,605,018)      (1,418,815)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................       19,811,425     (51,907,742)        (780,587)        (918,745)
NET ASSETS:
   Beginning of year..................      117,926,475      169,834,217        3,862,460        4,781,205
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $   137,737,900  $   117,926,475  $     3,081,873  $     3,862,460
                                        ===============  ===============  ===============  ===============

                                                                                      MSF METLIFE
                                               MSF JENNISON GROWTH              CONSERVATIVE ALLOCATION
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                              2013             2012              2013             2012
                                        ---------------   ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        56,800   $         4,513  $        21,636  $        50,964
   Net realized gains (losses)........          539,150         2,479,631           18,824          138,053
   Change in unrealized gains
     (losses) on investments..........        7,389,869         (677,676)          (3,515)         (80,827)
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        7,985,819         1,806,468           36,945          108,190
                                        ---------------   ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          637,317         1,138,823               --               --
   Net transfers (including
     fixed account)...................        1,068,197        12,457,917          675,163      (1,288,949)
   Policy charges.....................        (245,770)         (174,800)          (9,349)         (12,947)
   Transfers for policy benefits
     and terminations.................        (672,899)         (275,198)          (1,456)          (4,039)
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          786,845        13,146,742          664,358      (1,305,935)
                                        ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        8,772,664        14,953,210          701,303      (1,197,745)
NET ASSETS:
   Beginning of year..................       21,671,295         6,718,085          955,436        2,153,181
                                        ---------------   ---------------  ---------------  ---------------
   End of year........................  $    30,443,959   $    21,671,295  $     1,656,739  $       955,436
                                        ===============   ===============  ===============  ===============

                                                    MSF METLIFE
                                        CONSERVATIVE TO MODERATE ALLOCATION
                                                 INVESTMENT OPTION
                                        -----------------------------------
                                              2013             2012
                                         ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $        45,011  $        49,888
   Net realized gains (losses)........            93,518           23,495
   Change in unrealized gains
     (losses) on investments..........            65,810          103,571
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           204,339          176,954
                                         ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............             8,612            2,023
   Net transfers (including
     fixed account)...................           856,489        (138,731)
   Policy charges.....................          (21,149)         (19,320)
   Transfers for policy benefits
     and terminations.................         (259,376)         (86,103)
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           584,576        (242,131)
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets.................           788,915         (65,177)
NET ASSETS:
   Beginning of year..................         1,799,094        1,864,271
                                         ---------------  ---------------
   End of year........................   $     2,588,009  $     1,799,094
                                         ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                         MSF METLIFE MID CAP STOCK INDEX   MSF METLIFE MODERATE ALLOCATION
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013            2012              2013            2012
                                        ---------------  --------------   ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        53,846  $       33,866   $        79,988  $      114,220
   Net realized gains (losses)........          513,063         288,343            72,917         247,344
   Change in unrealized gains
     (losses) on investments..........        1,129,147         237,070         1,000,587         226,612
                                        ---------------  --------------   ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,696,056         559,279         1,153,492         588,176
                                        ---------------  --------------   ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           72,344          88,063                --          53,690
   Net transfers (including
     fixed account)...................        2,139,149         817,855         6,237,896     (1,776,341)
   Policy charges.....................         (48,046)        (25,446)          (65,463)        (47,893)
   Transfers for policy benefits
     and terminations.................               --        (39,335)           (6,824)       (118,032)
                                        ---------------  --------------   ---------------  --------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,163,447         841,137         6,165,609     (1,888,576)
                                        ---------------  --------------   ---------------  --------------
     Net increase (decrease)
        in net assets.................        3,859,503       1,400,416         7,319,101     (1,300,400)
NET ASSETS:
   Beginning of year..................        4,250,826       2,850,410         4,418,261       5,718,661
                                        ---------------  --------------   ---------------  --------------
   End of year........................  $     8,110,329  $    4,250,826   $    11,737,362  $    4,418,261
                                        ===============  ==============   ===============  ==============

                                                   MSF METLIFE
                                        MODERATE TO AGGRESSIVE ALLOCATION       MSF METLIFE STOCK INDEX
                                                INVESTMENT OPTION                  INVESTMENT OPTION
                                        ---------------------------------  --------------------------------
                                              2013            2012              2013             2012
                                        ---------------  ---------------   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        27,302  $        42,405   $       303,034  $       355,534
   Net realized gains (losses)........          105,358          110,210         2,506,723        2,111,660
   Change in unrealized gains
     (losses) on investments..........          333,790           98,773         1,782,920          739,592
                                        ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          466,450          251,388         4,592,677        3,206,786
                                        ---------------  ---------------   ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              183              183             3,111           30,026
   Net transfers (including
     fixed account)...................          343,474        (438,046)       (4,914,570)     (10,509,764)
   Policy charges.....................         (23,255)         (30,955)         (266,611)        (459,563)
   Transfers for policy benefits
     and terminations.................          (8,967)         (19,873)         (218,660)        (692,144)
                                        ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          311,435        (488,691)       (5,396,730)     (11,631,445)
                                        ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets.................          777,885        (237,303)         (804,053)      (8,424,659)
NET ASSETS:
   Beginning of year..................        2,027,726        2,265,029        17,091,247       25,515,906
                                        ---------------  ---------------   ---------------  ---------------
   End of year........................  $     2,805,611  $     2,027,726   $    16,287,194  $    17,091,247
                                        ===============  ===============   ===============  ===============


                                              MSF MFS TOTAL RETURN                 MSF MFS VALUE
                                                INVESTMENT OPTION                INVESTMENT OPTION
                                        --------------------------------  -------------------------------
                                              2013             2012            2013             2012
                                        ---------------  ---------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       542,017  $       562,367  $      432,917   $      303,047
   Net realized gains (losses)........          296,813           84,733       1,400,821          917,292
   Change in unrealized gains
     (losses) on investments..........        3,488,156        1,760,156       6,853,618        1,453,171
                                        ---------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        4,326,986        2,407,256       8,687,356        2,673,510
                                        ---------------  ---------------  --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          653,586          463,642         414,038          606,375
   Net transfers (including
     fixed account)...................          709,564      (1,491,739)       7,378,953        4,373,921
   Policy charges.....................        (559,117)        (524,170)       (255,669)        (154,053)
   Transfers for policy benefits
     and terminations.................        (436,162)        (414,209)        (26,912)        (171,510)
                                        ---------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          367,871      (1,966,476)       7,510,410        4,654,733
                                        ---------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets.................        4,694,857          440,780      16,197,766        7,328,243
NET ASSETS:
   Beginning of year..................       23,474,854       23,034,074      21,238,352       13,910,109
                                        ---------------  ---------------  --------------   --------------
   End of year........................  $    28,169,711  $    23,474,854  $   37,436,118   $   21,238,352
                                        ===============  ===============  ==============   ==============


                                               MSF MSCI EAFE INDEX
                                                INVESTMENT OPTION
                                        --------------------------------
                                             2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        21,380  $           158
   Net realized gains (losses)........              619                2
   Change in unrealized gains
     (losses) on investments..........          196,138            4,023
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          218,137            4,183
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               --               --
   Net transfers (including
     fixed account)...................        2,248,863           56,316
   Policy charges.....................          (8,569)            (239)
   Transfers for policy benefits
     and terminations.................              (3)               --
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,240,291           56,077
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,458,428           60,260
NET ASSETS:
   Beginning of year..................           60,260               --
                                        ---------------  ---------------
   End of year........................  $     2,518,688  $        60,260
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                          MSF NEUBERGER                                               MSF T. ROWE PRICE
                                         BERMAN GENESIS         MSF RUSSELL 2000 INDEX                LARGE CAP GROWTH
                                        INVESTMENT OPTION          INVESTMENT OPTION                  INVESTMENT OPTION
                                        -----------------  ---------------------------------  ----------------------------------
                                            2013 (c)             2013              2012             2013              2012
                                        ---------------    ----------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         (774)    $        323,263  $       176,924  $        (3,972)  $        (2,465)
   Net realized gains (losses)........           63,880           1,309,709          352,586           120,784            36,466
   Change in unrealized gains
     (losses) on investments..........           73,333           5,969,365        2,183,027           724,553           156,132
                                        ---------------    ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          136,439           7,602,337        2,712,537           841,365           190,133
                                        ---------------    ----------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              417              44,377          176,385                --                --
   Net transfers (including
     fixed account)...................          295,764            (43,884)        1,099,052         1,719,030           300,571
   Policy charges.....................          (4,514)           (236,298)        (216,233)         (136,725)          (20,092)
   Transfers for policy benefits
     and terminations.................             (13)           (257,573)        (364,080)         (252,113)          (50,794)
                                        ---------------    ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          291,654           (493,378)          695,124         1,330,192           229,685
                                        ---------------    ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................          428,093           7,108,959        3,407,661         2,171,557           419,818
NET ASSETS:
   Beginning of year..................               --          20,398,791       16,991,130         1,443,284         1,023,466
                                        ---------------    ----------------  ---------------  ----------------  ----------------
   End of year........................  $       428,093    $     27,507,750  $    20,398,791  $      3,614,841  $      1,443,284
                                        ===============    ================  ===============  ================  ================

                                                                                                                 PIMCO - VIT
                                          MSF WESTERN ASSET MANAGEMENT             OPPENHEIMER VA MAIN         COMMODITY REAL
                                                 U.S. GOVERNMENT                    STREET SMALL CAP           RETURN STRATEGY
                                                INVESTMENT OPTION                   INVESTMENT OPTION         INVESTMENT OPTION
                                        ---------------------------------  ---------------------------------  -----------------
                                             2013              2012              2013           2012 (a)          2013 (c)
                                        ---------------  ----------------  ---------------   ---------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        52,789  $         66,575  $         (990)   $            --   $         (508)
   Net realized gains (losses)........           11,537            26,951            1,971                 1              (24)
   Change in unrealized gains
     (losses) on investments..........         (73,241)             6,214          140,298               119          (17,845)
                                        ---------------  ----------------  ---------------   ---------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (8,915)            99,740          141,279               120          (18,377)
                                        ---------------  ----------------  ---------------   ---------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,935            60,955              324                76            26,559
   Net transfers (including
     fixed account)...................        (677,981)         (208,523)        1,640,660             1,595         1,013,088
   Policy charges.....................         (78,416)         (143,345)          (5,231)              (27)           (2,002)
   Transfers for policy benefits
     and terminations.................         (84,566)         (488,318)              (2)               (1)               (6)
                                        ---------------  ----------------  ---------------   ---------------  -----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        (838,028)         (779,231)        1,635,751             1,643         1,037,639
                                        ---------------  ----------------  ---------------   ---------------  -----------------
     Net increase (decrease)
        in net assets.................        (846,943)         (679,491)        1,777,030             1,763         1,019,262
NET ASSETS:
   Beginning of year..................        2,488,830         3,168,321            1,763                --                --
                                        ---------------  ----------------  ---------------   ---------------  -----------------
   End of year........................  $     1,641,887  $      2,488,830  $     1,778,793   $         1,763   $     1,019,262
                                        ===============  ================  ===============   ===============  =================



                                                PIMCO VIT ALL ASSET
                                                 INVESTMENT OPTION
                                        ---------------------------------
                                              2013            2012 (d)
                                        ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         26,326  $        24,185
   Net realized gains (losses)........          (13,194)           10,826
   Change in unrealized gains
     (losses) on investments..........          (24,071)            9,401
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (10,939)           44,412
                                        ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............                --               --
   Net transfers (including
     fixed account)...................           332,495          641,981
   Policy charges.....................           (7,184)          (4,740)
   Transfers for policy benefits
     and terminations.................          (15,321)        (124,281)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           309,990          512,960
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets.................           299,051          557,372
NET ASSETS:
   Beginning of year..................           557,372               --
                                        ----------------  ---------------
   End of year........................  $        856,423  $       557,372
                                        ================  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                               PIMCO VIT LONG-TERM
                                                 U.S. GOVERNMENT               PIMCO VIT LOW DURATION
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                             2013            2012 (e)          2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $             3  $             3  $       335,908  $       527,039
   Net realized gains (losses)........             (65)               33          264,801          272,112
   Change in unrealized gains
     (losses) on investments..........               42             (45)        (712,115)          891,564
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............             (20)              (9)        (111,406)        1,690,715
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               69               16          632,620          682,044
   Net transfers (including
     fixed account)...................            (349)              342      (7,618,023)     (11,804,167)
   Policy charges.....................              (8)              (6)        (298,129)        (396,241)
   Transfers for policy benefits
     and terminations.................               --               --         (91,129)        (644,249)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            (288)              352      (7,374,661)     (12,162,613)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................            (308)              343      (7,486,067)     (10,471,898)
NET ASSETS:
   Beginning of year..................              343               --       30,631,949       41,103,847
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $            35  $           343  $    23,145,882  $    30,631,949
                                        ===============  ===============  ===============  ===============



                                             PIMCO VIT TOTAL RETURN        PIONEER VCT EMERGING MARKETS
                                                INVESTMENT OPTION                INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     2,802,834  $    3,562,304  $        47,933  $         3,253
   Net realized gains (losses)........        2,382,254       4,353,822           44,836          255,526
   Change in unrealized gains
     (losses) on investments..........      (8,318,904)       5,411,458        (239,064)          333,986
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............      (3,133,816)      13,327,584        (146,295)          592,765
                                        ---------------  --------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          724,105       1,557,500               --           28,641
   Net transfers (including
     fixed account)...................     (32,326,990)     (3,266,661)          284,108          181,748
   Policy charges.....................      (1,888,268)     (2,141,780)         (36,361)         (33,190)
   Transfers for policy benefits
     and terminations.................        (773,667)     (2,063,205)              (2)         (62,526)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........     (34,264,820)     (5,914,146)          247,745          114,673
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................     (37,398,636)       7,413,438          101,450          707,438
NET ASSETS:
   Beginning of year..................      160,642,753     153,229,315        6,114,968        5,407,530
                                        ---------------  --------------  ---------------  ---------------
   End of year........................  $   123,244,117  $  160,642,753  $     6,216,418  $     6,114,968
                                        ===============  ==============  ===============  ===============

                                                                              PUTNAM VT
                                                                            INTERNATIONAL
                                            PIONEER VCT MID CAP VALUE           VALUE           PUTNAM VT MULTI-CAP GROWTH
                                                INVESTMENT OPTION         INVESTMENT OPTION          INVESTMENT OPTION
                                        --------------------------------  -----------------  --------------------------------
                                             2013             2012            2013 (f)             2013             2012
                                        ---------------  ---------------  -----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         5,595  $         8,827   $            --   $           327  $            56
   Net realized gains (losses)........           31,609            5,902                 1            10,583           23,716
   Change in unrealized gains
     (losses) on investments..........          295,969          124,846                71            26,621          (2,481)
                                        ---------------  ---------------  -----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          333,173          139,575                72            37,531           21,291
                                        ---------------  ---------------  -----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            2,817           57,855                --                --               --
   Net transfers (including
     fixed account)...................         (92,720)        (447,348)               496          (23,423)         (35,540)
   Policy charges.....................         (23,788)         (26,690)              (10)           (1,243)          (1,348)
   Transfers for policy benefits
     and terminations.................              (1)        (108,671)               (1)               (3)          (9,188)
                                        ---------------  ---------------  -----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        (113,692)        (524,854)               485          (24,669)         (46,076)
                                        ---------------  ---------------  -----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          219,481        (385,279)               557            12,862         (24,785)
NET ASSETS:
   Beginning of year..................        1,101,093        1,486,372                --           124,450          149,235
                                        ---------------  ---------------  -----------------  ---------------  ---------------
   End of year........................  $     1,320,574  $     1,101,093   $           557   $       137,312  $       124,450
                                        ===============  ===============  =================  ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

            METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                                ROYCE MICRO-CAP                   ROYCE SMALL-CAP
                                               INVESTMENT OPTION                 INVESTMENT OPTION
                                        -------------------------------  --------------------------------
                                             2013             2012            2013              2012
                                        --------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       11,098  $       (7,980)  $       111,017  $       (5,221)
   Net realized gains (losses)........         153,619          173,555        1,505,030          725,316
   Change in unrealized gains
     (losses) on investments..........         460,437           99,211        2,014,940          458,936
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         625,154          264,786        3,630,987        1,179,031
                                        --------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         119,995          273,664            2,170            1,894
   Net transfers (including
     fixed account)...................       (116,946)      (1,239,058)        (707,061)        (109,838)
   Policy charges.....................        (73,541)        (127,222)        (114,900)        (134,442)
   Transfers for policy benefits
     and terminations.................        (43,054)         (36,839)         (54,536)        (120,080)
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........       (113,546)      (1,129,455)        (874,327)        (362,466)
                                        --------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................         511,608        (864,669)        2,756,660          816,565
NET ASSETS:
   Beginning of year..................       3,258,861        4,123,530       10,744,967        9,928,402
                                        --------------  ---------------  ---------------  ---------------
   End of year........................  $    3,770,469  $     3,258,861  $    13,501,627  $    10,744,967
                                        ==============  ===============  ===============  ===============


                                            UIF EMERGING MARKETS DEBT        UIF EMERGING MARKETS EQUITY
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         2,554  $          (28)  $        67,048  $      (17,234)
   Net realized gains (losses)........              784                1           29,523            2,071
   Change in unrealized gains
     (losses) on investments..........          (9,693)            1,364        (362,180)        1,188,067
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (6,355)            1,337        (265,609)        1,172,904
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            3,127               --               --               --
   Net transfers (including
     fixed account)...................               --           67,240        5,500,814        1,374,794
   Policy charges.....................            (591)            (118)         (78,682)         (63,170)
   Transfers for policy benefits
     and terminations.................              (2)               --         (12,714)         (30,606)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            2,534           67,122        5,409,418        1,281,018
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          (3,821)           68,459        5,143,809        2,453,922
NET ASSETS:
   Beginning of year..................           68,459               --        7,517,409        5,063,487
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $        64,638  $        68,459  $    12,661,218  $     7,517,409
                                        ===============  ===============  ===============  ===============


                                         VANGUARD VIF DIVERSIFIED VALUE       VANGUARD VIF EQUITY INDEX
                                                INVESTMENT OPTION                 INVESTMENT OPTION
                                        --------------------------------  ---------------------------------
                                             2013             2012              2013             2012
                                        ---------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        16,844  $        15,583  $        21,391   $        21,557
   Net realized gains (losses)........           12,637            (372)           57,504            71,376
   Change in unrealized gains
     (losses) on investments..........          216,661           99,908          350,115           101,926
                                        ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          246,142          115,119          429,010           194,859
                                        ---------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               --               --               --                --
   Net transfers (including
     fixed account)...................           56,886          114,866           45,582            76,492
   Policy charges.....................          (9,390)          (8,351)         (15,081)          (14,278)
   Transfers for policy benefits
     and terminations.................              (2)        (133,810)              (2)         (241,391)
                                        ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           47,494         (27,295)           30,499         (179,177)
                                        ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................          293,636           87,824          459,509            15,682
NET ASSETS:
   Beginning of year..................          842,281          754,457        1,347,357         1,331,675
                                        ---------------  ---------------  ---------------   ---------------
   End of year........................  $     1,135,917  $       842,281  $     1,806,866   $     1,347,357
                                        ===============  ===============  ===============   ===============

                                             VANGUARD VIF SHORT-TERM
                                                INVESTMENT-GRADE
                                                INVESTMENT OPTION
                                        --------------------------------
                                             2013              2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         3,258  $         5,542
   Net realized gains (losses)........            2,145          (1,498)
   Change in unrealized gains
     (losses) on investments..........          (3,066)            4,370
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            2,337            8,414
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............               --               --
   Net transfers (including
     fixed account)...................          458,154         (15,749)
   Policy charges.....................          (4,424)          (2,215)
   Transfers for policy benefits
     and terminations.................              (1)         (45,386)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          453,729         (63,350)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          456,066         (54,936)
NET ASSETS:
   Beginning of year..................          189,590          244,526
                                        ---------------  ---------------
   End of year........................  $       645,656  $       189,590
                                        ===============  ===============

(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                 NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the State of Connecticut Insurance Department.

In the second quarter of 2013, MetLife, Inc. announced its plans to merge into the Company, as the surviving entity, two United States ("U.S.")-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company, which is expected to be renamed and domiciled in Delaware (the "Mergers"). The companies to be merged into the Company consist of MetLife Investors USA Insurance Company and MetLife Investors Insurance Company, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             Legg Mason Partners Variable Income Trust
   Insurance Funds) ("Invesco V.I.")                         ("LMPVIT")
AllianceBernstein Variable Products Series Fund, Inc.      Met Investors Series Trust ("MIST")*
   ("AllianceBernstein")                                   Metropolitan Series Fund ("MSF")*
American Century Variable Portfolios, Inc. ("American      MFS Variable Insurance Trust ("MFS VIT")
   Century VP")                                            MFS Variable Insurance Trust II ("MFS VIT II")
American Funds Insurance Series ("American Funds")         Oppenheimer Variable Account Funds
Delaware VIP Trust ("Delaware VIP")                          ("Oppenheimer VA")
Dreyfus Variable Investment Fund ("Dreyfus VIF")           PIMCO Variable Insurance Trust ("PIMCO VIT")
Fidelity Variable Insurance Products ("Fidelity VIP")      Pioneer Variable Contracts Trust ("Pioneer VCT")
Franklin Templeton Variable Insurance Products Trust       Putnam Variable Trust ("Putnam VT")
   ("FTVIPT")                                              Royce Capital Fund ("Royce")
Janus Aspen Series ("Janus Aspen")                         The Universal Institutional Funds, Inc. ("UIF")
Legg Mason Partners Variable Equity Trust                  Vanguard Variable Insurance Fund ("Vanguard VIF")
   ("LMPVET")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Options of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT OPTIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options had net assets as of December 31, 2013:

AllianceBernstein Global Thematic Growth Investment        Invesco V.I. International Growth Investment Option
   Option                                                  Janus Aspen Enterprise Investment Option
AllianceBernstein Intermediate Bond Investment Option      Janus Aspen Global Research Investment Option
AllianceBernstein International Value Investment Option    Janus Aspen Global Technology Investment Option
American Century VP Ultra Investment Option                Janus Aspen Overseas Investment Option
American Century VP Vista Investment Option                Janus Aspen Perkins Mid Cap Value Investment Option
American Funds Bond Investment Option                      LMPVET ClearBridge Variable Aggressive Growth
American Funds Global Growth Investment Option               Investment Option
American Funds Global Small Capitalization                 LMPVET ClearBridge Variable All Cap Value
   Investment Option                                         Investment Option
American Funds Growth Investment Option                    LMPVET ClearBridge Variable Appreciation
American Funds Growth-Income Investment Option               Investment Option
American Funds High-Income Bond Investment                 LMPVET ClearBridge Variable Equity Income
   Option                                                    Investment Option
American Funds International Investment Option             LMPVET ClearBridge Variable Large Cap Growth
American Funds New World Investment Option                   Investment Option
American Funds U.S. Government/AAA-Rated                   LMPVET ClearBridge Variable Large Cap Value
   Securities Investment Option                              Investment Option
Delaware VIP Small Cap Value Investment Option             LMPVET Investment Counsel Variable Social
Dreyfus VIF Appreciation Investment Option                   Awareness Investment Option
Dreyfus VIF Opportunistic Small Cap Investment Option      LMPVIT Western Asset Variable Global High Yield
Fidelity VIP Contrafund Investment Option (a)                Bond Investment Option
Fidelity VIP Equity-Income Investment Option               LMPVIT Western Asset Variable Strategic Bond
Fidelity VIP Freedom 2010 Investment Option                  Investment Option
Fidelity VIP Freedom 2015 Investment Option                MFS VIT Global Equity Investment Option
Fidelity VIP Freedom 2020 Investment Option                MFS VIT New Discovery Investment Option
Fidelity VIP Freedom 2025 Investment Option                MIST BlackRock High Yield Investment Option
Fidelity VIP Freedom 2030 Investment Option                MIST BlackRock Large Cap Core Investment Option
Fidelity VIP Growth & Income Investment Option             MIST Clarion Global Real Estate Investment Option
Fidelity VIP High Income Investment Option                 MIST ClearBridge Aggressive Growth II Investment
Fidelity VIP Index 500 Investment Option                     Option
Fidelity VIP Investment Grade Bond Investment              MIST Harris Oakmark International Investment Option
   Option                                                  MIST Invesco Mid Cap Value Investment Option
Fidelity VIP Mid Cap Investment Option                     MIST Invesco Small Cap Growth Investment Option
Fidelity VIP Overseas Investment Option                    MIST Loomis Sayles Global Markets Investment
FTVIPT Franklin Small-Mid Cap Growth Securities              Option
   Investment Option                                       MIST Lord Abbett Bond Debenture Investment Option
FTVIPT Mutual Global Discovery Securities                  MIST MetLife Aggressive Strategy Investment Option
   Investment Option                                       MIST MFS Emerging Markets Equity Investment
FTVIPT Templeton Developing Markets Securities               Option
   Investment Option                                       MIST MFS Research International Investment Option
FTVIPT Templeton Foreign Securities Investment Option      MIST Morgan Stanley Mid Cap Growth Investment
FTVIPT Templeton Global Bond Securities Investment           Option
   Option                                                  MIST Oppenheimer Global Equity Investment Option
Invesco V.I. Global Real Estate Investment Option

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF INVESTMENT OPTIONS -- (CONCLUDED)


MIST PIMCO Inflation Protected Bond Investment           MSF MFS Total Return Investment Option
   Option                                                MSF MFS Value Investment Option
MIST Pioneer Fund Investment Option                      MSF MSCI EAFE Index Investment Option
MIST Pioneer Strategic Income Investment Option          MSF Neuberger Berman Genesis Investment Option (b)
MIST T. Rowe Price Large Cap Value Investment            MSF Russell 2000 Index Investment Option
   Option                                                MSF T. Rowe Price Large Cap Growth Investment
MIST T. Rowe Price Mid Cap Growth Investment               Option
   Option                                                MSF Western Asset Management U.S. Government
MIST Third Avenue Small Cap Value Investment               Investment Option
   Option                                                Oppenheimer VA Main Street Small Cap Investment
MSF Baillie Gifford International Stock Investment         Option
   Option                                                PIMCO - VIT Commodity Real Return Strategy
MSF Barclays Aggregate Bond Index Investment               Investment Option (b)
   Option                                                PIMCO VIT All Asset Investment Option
MSF BlackRock Bond Income Investment Option              PIMCO VIT Long-Term U.S. Government Investment
MSF BlackRock Capital Appreciation Investment              Option
   Option                                                PIMCO VIT Low Duration Investment Option
MSF BlackRock Diversified Investment Option              PIMCO VIT Total Return Investment Option
MSF BlackRock Large Cap Value Investment Option          Pioneer VCT Emerging Markets Investment Option
MSF BlackRock Money Market Investment Option             Pioneer VCT Mid Cap Value Investment Option
MSF Frontier Mid Cap Growth Investment Option            Putnam VT International Value Investment Option
MSF Jennison Growth Investment Option                    Putnam VT Multi-Cap Growth Investment Option
MSF MetLife Conservative Allocation Investment           Royce Micro-Cap Investment Option
   Option                                                Royce Small-Cap Investment Option
MSF MetLife Conservative to Moderate Allocation          UIF Emerging Markets Debt Investment Option
   Investment Option                                     UIF Emerging Markets Equity Investment Option
MSF MetLife Mid Cap Stock Index Investment Option        Vanguard VIF Diversified Value Investment Option
MSF MetLife Moderate Allocation Investment Option        Vanguard VIF Equity Index Investment Option
MSF MetLife Moderate to Aggressive Allocation            Vanguard VIF Short-Term Investment-Grade
   Investment Option                                       Investment Option
MSF MetLife Stock Index Investment Option

(a) This Investment Option invests in two or more share classes within the underlying fund, portfolio, or series of the Trusts.
(b) This Investment Option began operations during the year ended December 31, 2013.

B. The following Investment Options had no net assets as of December 31, 2013:

Dreyfus VIF International Value Investment Option        Vanguard VIF Mid-Cap Index Investment Option
Invesco V.I. Comstock Investment Option                  Vanguard VIF Small Company Growth Investment
Invesco V.I. Government Securities Investment Option       Option
MFS VIT II High Yield Investment Option                  Vanguard VIF Total Stock Market Index Investment
MSF Davis Venture Value Investment Option                  Option

3.  PORTFOLIO CHANGES


The following Investment Options ceased operations during the year ended December 31, 2013:

MFS VIT High Income Investment Option                 MSF FI Value Leaders Investment Option
MIST MLA Mid Cap Investment Option                    MSF Oppenheimer Global Equity Investment Option

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                               New Name

Invesco Van Kampen V.I. Comstock Fund                     Invesco V.I. Comstock Fund
Legg Mason ClearBridge Variable Aggressive Growth         ClearBridge Variable Aggressive Growth Portfolio
   Portfolio
Legg Mason ClearBridge Variable Appreciation              ClearBridge Variable Appreciation Portfolio
   Portfolio
Legg Mason ClearBridge Variable Equity Income             ClearBridge Variable Equity Income Portfolio
   Builder Portfolio
Legg Mason ClearBridge Variable Fundamental All           ClearBridge Variable All Cap Value Portfolio
   Cap Value Portfolio
Legg Mason ClearBridge Variable Large Cap Growth          ClearBridge Variable Large Cap Growth Portfolio
   Portfolio
Legg Mason ClearBridge Variable Large Cap Value           ClearBridge Variable Large Cap Value Portfolio
   Portfolio
Legg Mason Western Asset Variable Global High Yield       Western Asset Variable Global High Yield Bond
   Bond Portfolio                                           Portfolio
Legg Mason Western Asset Variable Strategic Bond          Western Asset Variable Strategic Bond Portfolio
   Portfolio
(MIST) Janus Forty Portfolio                              (MIST) ClearBridge Aggressive Growth II Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio                (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                 (MIST) Oppenheimer Global Equity Portfolio (a)
(MSF) Barclays Capital Aggregate Bond Index               (MSF) Barclays Aggregate Bond Index Portfolio
   Portfolio
(MSF) BlackRock Aggressive Growth Portfolio               (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio         (MSF) BlackRock Capital Appreciation Portfolio
Oppenheimer Main Street Small- & Mid-Cap Fund/VA          Oppenheimer Main Street Small Cap Fund/VA
Janus Aspen Worldwide Portfolio                           Janus Aspen Global Research Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MFS) VIT High Income Series                            (MFS) VIT II High Yield Portfolio
(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)

(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, OppenheimerFunds, Inc. became the subadviser of the (MIST) Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, (MSF) Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Investment Option presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Investment Option prior to the merger, and the combined results thereafter.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Option's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Options.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Option invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Options and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Options within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Options.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company, is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Options:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.05% - 0.45%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative expense charges, a policy fee, sales expense charge, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. An administrative charge of $5 is assessed monthly. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Options.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2013              DECEMBER 31, 2013
                                                                   -------------------------------  --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    --------------  --------------    --------------
     AllianceBernstein Global Thematic Growth Investment Option..             73             1,242           1,155                33
     AllianceBernstein Intermediate Bond Investment Option.......            432             5,245           1,516               195
     AllianceBernstein International Value Investment Option.....          1,287            17,263           4,893               696
     American Century VP Ultra Investment Option.................          1,681            17,198           3,475             2,778
     American Century VP Vista Investment Option.................        320,630         4,864,299       1,455,047           605,438
     American Funds Bond Investment Option.......................          1,569            16,836           4,199               682
     American Funds Global Growth Investment Option..............        216,355         4,590,231       1,673,777         2,543,002
     American Funds Global Small Capitalization
        Investment Option........................................             71             1,164             289               171
     American Funds Growth Investment Option.....................        779,675        40,360,069       4,539,954         8,975,704
     American Funds Growth-Income Investment Option..............        379,876        13,945,933       3,549,518         5,877,478
     American Funds High-Income Bond Investment Option...........          3,070            34,159           7,807             3,850
     American Funds International Investment Option..............      1,471,675        25,536,923      16,036,712        12,987,901
     American Funds New World Investment Option..................        346,542         6,841,643       1,848,604         1,895,524
     American Funds U.S. Government/AAA-Rated Securities
        Investment Option........................................          3,241            40,849          10,740             1,561
     Delaware VIP Small Cap Value Investment Option..............        451,231        14,635,604       5,210,979        11,548,866
     Dreyfus VIF Appreciation Investment Option..................         20,551           780,180         155,101           593,683
     Dreyfus VIF Opportunistic Small Cap Investment Option.......         31,072           999,799         281,539           215,679
     Fidelity VIP Contrafund Investment Option...................      1,444,360        33,797,243       5,149,847         5,048,535
     Fidelity VIP Equity-Income Investment Option................         33,129           760,739       1,732,843        16,280,396
     Fidelity VIP Freedom 2010 Investment Option.................         21,642           257,331         436,692           211,785
     Fidelity VIP Freedom 2015 Investment Option.................         41,663           502,548         491,167            39,410
     Fidelity VIP Freedom 2020 Investment Option.................         69,041           779,103         329,757           131,529
     Fidelity VIP Freedom 2025 Investment Option.................         32,456           373,573         184,960           108,760
     Fidelity VIP Freedom 2030 Investment Option.................         44,930           482,016         157,404           226,004
     Fidelity VIP Growth & Income Investment Option..............          5,036            75,389           7,353               932
     Fidelity VIP High Income Investment Option..................          1,705             9,685           3,227               376
     Fidelity VIP Index 500 Investment Option....................        373,168        49,747,959      17,114,478        14,660,907
     Fidelity VIP Investment Grade Bond Investment Option........        929,218        11,957,337       2,735,163           570,040
     Fidelity VIP Mid Cap Investment Option......................        685,770        21,007,613       6,863,719         7,485,573
     Fidelity VIP Overseas Investment Option.....................        219,978         3,548,446         968,086         1,595,570
     FTVIPT Franklin Small-Mid Cap Growth Securities
        Investment Option........................................        154,656         3,385,788       2,164,891         1,182,054
     FTVIPT Mutual Global Discovery Securities
        Investment Option........................................            393             7,945           1,859               562
     FTVIPT Templeton Developing Markets Securities
        Investment Option........................................        265,144         2,649,617         736,796         3,231,511
     FTVIPT Templeton Foreign Securities Investment Option.......        800,544        11,166,186       2,891,927         1,106,516
     FTVIPT Templeton Global Bond Securities
        Investment Option........................................      1,077,090        20,185,394       2,688,203         2,116,214
     Invesco V.I. Global Real Estate Investment Option...........        591,352         7,497,477       1,755,845         1,285,052
     Invesco V.I. International Growth Investment Option.........        925,659        27,767,168      11,388,766         4,356,928
     Janus Aspen Enterprise Investment Option....................        167,658         6,257,943       2,933,880           918,500
     Janus Aspen Global Research Investment Option...............         24,833           704,332         175,929            96,215
     Janus Aspen Global Technology Investment Option.............        841,178         4,555,659       1,164,661           774,691
     Janus Aspen Overseas Investment Option......................        176,353         7,138,074       1,396,827         1,267,351
     Janus Aspen Perkins Mid Cap Value Investment Option.........        841,039        12,213,710       3,372,221         1,649,048
     LMPVET ClearBridge Variable Aggressive Growth
        Investment Option........................................        154,167         3,013,681       2,576,908           374,652
     LMPVET ClearBridge Variable All Cap Value
        Investment Option........................................         82,075         1,628,763         715,848         1,380,445

(a)  Commenced November 10, 2008 and began transactions in 2013.
(b)  For the period April 29, 2013 to December 31, 2013.
(c)  Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2013             DECEMBER 31, 2013
                                                                   -------------------------------  -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                       SHARES           COST ($)     PURCHASES ($)   FROM SALES ($)
                                                                   --------------    -------------  --------------   --------------
     LMPVET ClearBridge Variable Appreciation
        Investment Option........................................             563           15,509           3,692            2,834
     LMPVET ClearBridge Variable Equity Income
        Investment Option........................................         107,136        1,284,164         213,944          126,416
     LMPVET ClearBridge Variable Large Cap Growth
        Investment Option........................................         163,187        3,403,152       3,063,837          234,518
     LMPVET ClearBridge Variable Large Cap Value
        Investment Option........................................         154,186        2,356,454       1,115,811        1,479,092
     LMPVET Investment Counsel Variable Social Awareness
        Investment Option........................................           3,542           89,086          71,745          345,941
     LMPVIT Western Asset Variable Global High Yield Bond
        Investment Option........................................       1,289,610       10,729,802       2,065,279          122,066
     LMPVIT Western Asset Variable Strategic Bond
        Investment Option........................................          89,300          872,624          81,111          320,988
     MFS VIT Global Equity Investment Option (a).................              29              490             500               11
     MFS VIT New Discovery Investment Option.....................         169,563        2,891,399       1,433,322          510,082
     MIST BlackRock High Yield Investment Option.................       3,399,734       27,754,170      12,119,317        9,537,892
     MIST BlackRock Large Cap Core Investment Option.............          71,796          687,227         361,816          207,482
     MIST Clarion Global Real Estate Investment Option...........       1,935,559       21,596,886       5,385,524        3,243,479
     MIST ClearBridge Aggressive Growth II Investment Option.....         196,126       12,497,071       2,443,530        6,154,816
     MIST Harris Oakmark International Investment Option.........         704,777        9,221,239       3,250,808        1,823,431
     MIST Invesco Mid Cap Value Investment Option................         168,598        2,943,712       1,100,899          750,043
     MIST Invesco Small Cap Growth Investment Option.............         137,845        2,161,964         704,175          408,911
     MIST Loomis Sayles Global Markets Investment Option.........         341,349        4,083,288         298,840          271,910
     MIST Lord Abbett Bond Debenture Investment Option...........          62,080          786,009         322,438          226,632
     MIST MetLife Aggressive Strategy Investment Option..........         155,019        1,719,357         681,605          152,571
     MIST MFS Emerging Markets Equity Investment Option..........         429,676        4,299,580         972,417        1,124,163
     MIST MFS Research International Investment Option...........         222,433        2,263,153         484,931        1,543,273
     MIST Morgan Stanley Mid Cap Growth Investment Option........         361,353        4,520,343       1,430,285          843,392
     MIST Oppenheimer Global Equity Investment Option............          44,029          728,508         657,474          657,465
     MIST PIMCO Inflation Protected Bond Investment Option.......       3,070,755       33,952,022      23,535,810       20,537,178
     MIST Pioneer Fund Investment Option.........................           3,647           50,451          80,788          449,085
     MIST Pioneer Strategic Income Investment Option.............         215,230        2,377,266         603,274          256,276
     MIST T. Rowe Price Large Cap Value Investment Option........         158,107        4,187,760       1,842,765          609,537
     MIST T. Rowe Price Mid Cap Growth Investment Option.........         416,952        3,821,465       1,726,418        1,541,673
     MIST Third Avenue Small Cap Value Investment Option.........         334,571        4,926,530       1,274,125          627,674
     MSF Baillie Gifford International Stock Investment Option...               4               36              76              437
     MSF Barclays Aggregate Bond Index Investment Option.........         130,324        1,440,253       1,828,206          462,672
     MSF BlackRock Bond Income Investment Option.................           6,938          754,750         229,511          273,422
     MSF BlackRock Capital Appreciation Investment Option........          37,287          846,451         220,073          124,490
     MSF BlackRock Diversified Investment Option.................          34,063          571,460         238,167          274,958
     MSF BlackRock Large Cap Value Investment Option.............         531,505        4,988,460       1,174,282          440,985
     MSF BlackRock Money Market Investment Option................       1,377,379      137,737,901      67,947,864       48,136,439
     MSF Frontier Mid Cap Growth Investment Option...............          84,389        2,177,054         683,961        2,202,363
     MSF Jennison Growth Investment Option.......................       1,924,397       23,132,324       4,143,006        3,046,647
     MSF MetLife Conservative Allocation Investment Option.......         138,408        1,589,328         869,945          180,008
     MSF MetLife Conservative to Moderate Allocation
        Investment Option........................................         200,777        2,390,922       1,879,623        1,229,410
     MSF MetLife Mid Cap Stock Index Investment Option...........         439,584        6,346,568       4,346,152        1,972,322
     MSF MetLife Moderate Allocation Investment Option...........         857,368       10,087,772       6,533,009          248,484
     MSF MetLife Moderate to Aggressive Allocation
        Investment Option........................................         195,377        2,228,230         940,673          601,936

(a)  Commenced November 10, 2008 and began transactions in 2013.
(b)  For the period April 29, 2013 to December 31, 2013.
(c)  Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013                DECEMBER 31, 2013
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------
     MSF MetLife Stock Index Investment Option..................        382,508        11,904,836         5,727,726       10,549,801
     MSF MFS Total Return Investment Option.....................        174,382        23,303,025         3,425,997        2,516,109
     MSF MFS Value Investment Option............................      2,109,077        27,344,383        11,669,760        2,904,332
     MSF MSCI EAFE Index Investment Option......................        182,118         2,318,524         2,316,928           55,257
     MSF Neuberger Berman Genesis Investment Option (b).........         23,599           354,760         1,115,063          824,183
     MSF Russell 2000 Index Investment Option...................      1,387,179        18,518,992         5,099,002        5,269,115
     MSF T. Rowe Price Large Cap Growth Investment Option.......        148,637         2,681,475         1,981,464          655,244
     MSF Western Asset Management U.S. Government
       Investment Option........................................        136,710         1,654,533           538,527        1,323,766
     Oppenheimer VA Main Street Small Cap Investment Option.....         63,985         1,638,376         1,686,068           51,260
     PIMCO - VIT Commodity Real Return Strategy
       Investment Option (b)....................................        170,445         1,037,106         1,038,934            1,803
     PIMCO VIT All Asset Investment Option......................         78,715           871,093           941,243          604,928
     PIMCO VIT Long-Term U.S. Government Investment Option......              4                38                75              358
     PIMCO VIT Low Duration Investment Option...................      2,181,516        22,800,393         5,605,984       12,644,736
     PIMCO VIT Total Return Investment Option...................     11,224,419       123,215,715        15,149,575       45,526,866
     Pioneer VCT Emerging Markets Investment Option.............        251,372         5,703,208         1,109,471          813,793
     Pioneer VCT Mid Cap Value Investment Option................         57,945           992,708           148,950          257,048
     Putnam VT International Value Investment Option (c)........             50               486               496               11
     Putnam VT Multi-Cap Growth Investment Option...............          4,506            92,454            24,077           48,422
     Royce Micro-Cap Investment Option..........................        293,879         3,184,657           964,705          974,393
     Royce Small-Cap Investment Option..........................        969,944         8,989,505         2,591,869        2,675,157
     UIF Emerging Markets Debt Investment Option................          7,863            72,965             6,634              724
     UIF Emerging Markets Equity Investment Option..............        861,894        12,346,466         6,227,798          751,332
     Vanguard VIF Diversified Value Investment Option...........         62,758           867,117           155,764           91,428
     Vanguard VIF Equity Index Investment Option................         57,361         1,376,905           241,408          152,011
     Vanguard VIF Short-Term Investment-Grade
       Investment Option........................................         60,455           648,118           521,031           62,161

(a)  Commenced November 10, 2008 and began transactions in 2013.
(b)  For the period April 29, 2013 to December 31, 2013.
(c)  Commenced April 28, 2008 and began transactions in 2013.

This page is intentionally left blank.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                          ALLIANCEBERNSTEIN                 ALLIANCEBERNSTEIN
                                       GLOBAL THEMATIC GROWTH               INTERMEDIATE BOND
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013          2012 (a)            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........              114               --            2,564            2,198
Units issued and transferred
   from other funding options...              962              116            6,360              482
Units redeemed and transferred
   to other funding options.....             (26)              (2)          (5,687)            (116)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............            1,050              114            3,237            2,564
                                  ===============  ===============  ===============  ===============


                                         ALLIANCEBERNSTEIN
                                        INTERNATIONAL VALUE             AMERICAN CENTURY VP ULTRA
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  ---------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ----------------

Units beginning of year.........            7,553            6,179           14,192            37,467
Units issued and transferred
   from other funding options...            2,118            1,712            2,382            15,226
Units redeemed and transferred
   to other funding options.....            (361)            (338)          (1,957)          (38,501)
                                  ---------------  ---------------  ---------------  ----------------
Units end of year...............            9,310            7,553           14,617            14,192
                                  ===============  ===============  ===============  ================



                                     AMERICAN CENTURY VP VISTA             AMERICAN FUNDS BOND
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        3,267,417        3,371,474            6,430            5,265
Units issued and transferred
   from other funding options...          844,970          642,150            1,742            1,448
Units redeemed and transferred
   to other funding options.....        (352,619)        (746,207)            (305)            (283)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        3,759,768        3,267,417            7,867            6,430
                                  ===============  ===============  ===============  ===============

                                                                            AMERICAN FUNDS
                                    AMERICAN FUNDS GLOBAL GROWTH      GLOBAL SMALL CAPITALIZATION
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,624,046        3,045,844              382              345
Units issued and transferred
   from other funding options...          800,320        1,102,806               70               81
Units redeemed and transferred
   to other funding options.....      (1,160,048)      (1,524,604)             (43)             (44)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,264,318        2,624,046              409              382
                                  ===============  ===============  ===============  ===============


                                                                                                             AMERICAN FUNDS
                                       AMERICAN FUNDS GROWTH        AMERICAN FUNDS GROWTH-INCOME            HIGH-INCOME BOND
                                         INVESTMENT OPTION                INVESTMENT OPTION                 INVESTMENT OPTION
                                  -------------------------------  -------------------------------  --------------------------------
                                       2013             2012            2013             2012             2013            2012
                                  ---------------  --------------  --------------  ---------------  ---------------  ---------------

Units beginning of year.........       30,015,698      45,977,683      10,435,070       13,218,597           11,256            2,432
Units issued and transferred
   from other funding options...        2,555,183       4,859,795       2,026,937        3,835,472            2,057            9,091
Units redeemed and transferred
   to other funding options.....      (5,167,738)    (20,821,780)     (3,424,859)      (6,618,999)          (1,385)            (267)
                                  ---------------  --------------  --------------  ---------------  ---------------  ---------------
Units end of year...............       27,403,143      30,015,698       9,037,148       10,435,070           11,928           11,256
                                  ===============  ==============  ==============  ===============  ===============  ===============



                                   AMERICAN FUNDS INTERNATIONAL
                                         INVESTMENT OPTION
                                  --------------------------------
                                       2013             2012
                                  ---------------  ---------------

Units beginning of year.........        8,467,940        8,704,927
Units issued and transferred
   from other funding options...        4,985,707        2,321,716
Units redeemed and transferred
   to other funding options.....      (4,471,737)      (2,558,703)
                                  ---------------  ---------------
Units end of year...............        8,981,910        8,467,940
                                  ===============  ===============

                                                                     AMERICAN FUNDS U.S. GOVERNMENT/
                                      AMERICAN FUNDS NEW WORLD            AAA-RATED SECURITIES
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  ---------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------   ---------------  ---------------

Units beginning of year.........        2,400,577        1,977,408            14,182          325,297
Units issued and transferred
   from other funding options...          533,772        1,070,759             4,351            3,002
Units redeemed and transferred
   to other funding options.....        (581,891)        (647,590)             (683)        (314,117)
                                  ---------------  ---------------   ---------------  ---------------
Units end of year...............        2,352,458        2,400,577            17,850           14,182
                                  ===============  ===============   ===============  ===============



                                    DELAWARE VIP SMALL CAP VALUE        DREYFUS VIF APPRECIATION
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        6,303,234        4,813,696          838,280          842,744
Units issued and transferred
   from other funding options...        1,197,901        3,912,767           90,142          418,067
Units redeemed and transferred
   to other funding options.....      (3,260,170)      (2,423,229)        (373,883)        (422,531)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        4,240,965        6,303,234          554,539          838,280
                                  ===============  ===============  ===============  ===============


                                            DREYFUS VIF
                                      OPPORTUNISTIC SMALL CAP            FIDELITY VIP CONTRAFUND
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013              2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........          849,937          991,767       22,860,307       18,512,331
Units issued and transferred
   from other funding options...          207,289          157,717        2,697,874        9,233,693
Units redeemed and transferred
   to other funding options.....        (166,137)        (299,547)      (2,791,184)      (4,885,717)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............          891,089          849,937       22,766,997       22,860,307
                                  ===============  ===============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                     FIDELITY VIP EQUITY-INCOME          FIDELITY VIP FREEDOM 2010
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  --------------------------------
                                        2013             2012              2013            2012
                                  ---------------  ----------------  ---------------  ---------------

Units beginning of year.........        2,874,939         3,169,188           19,280            7,067
Units issued and transferred
   from other funding options...          326,020            54,047          288,105           17,378
Units redeemed and transferred
   to other funding options.....      (3,061,090)         (348,296)        (150,015)          (5,165)
                                  ---------------  ----------------  ---------------  ---------------
Units end of year...............          139,869         2,874,939          157,370           19,280
                                  ===============  ================  ===============  ===============



                                      FIDELITY VIP FREEDOM 2015         FIDELITY VIP FREEDOM 2020
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013            2012              2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........           33,127           58,954          392,057          837,012
Units issued and transferred
   from other funding options...          293,644           23,305          195,039           52,879
Units redeemed and transferred
   to other funding options.....         (28,748)         (49,132)         (89,452)        (497,834)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............          298,023           33,127          497,644          392,057
                                  ===============  ===============  ===============  ===============



                                      FIDELITY VIP FREEDOM 2025         FIDELITY VIP FREEDOM 2030
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  ---------------------------------
                                        2013            2012              2013             2012
                                  ---------------  ---------------  ----------------  ---------------

Units beginning of year.........          197,301          131,943           367,251          200,553
Units issued and transferred
   from other funding options...          104,433           88,347            91,194          208,721
Units redeemed and transferred
   to other funding options.....         (72,288)         (22,989)         (137,421)         (42,023)
                                  ---------------  ---------------  ----------------  ---------------
Units end of year...............          229,446          197,301           321,024          367,251
                                  ===============  ===============  ================  ===============


                                    FIDELITY VIP GROWTH & INCOME         FIDELITY VIP HIGH INCOME
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  --------------------------------
                                        2013             2012              2013            2012
                                  ---------------  ----------------  ---------------  ---------------

Units beginning of year.........           52,179                --            2,631            1,900
Units issued and transferred
   from other funding options...            4,050            52,275              962              838
Units redeemed and transferred
   to other funding options.....            (523)              (96)            (130)            (107)
                                  ---------------  ----------------  ---------------  ---------------
Units end of year...............           55,706            52,179            3,463            2,631
                                  ===============  ================  ===============  ===============


                                                                              FIDELITY VIP
                                       FIDELITY VIP INDEX 500             INVESTMENT GRADE BOND
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013            2012              2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       27,248,382       17,411,105        6,309,803          991,678
Units issued and transferred
   from other funding options...        7,503,753       12,568,315        1,499,332       10,695,750
Units redeemed and transferred
   to other funding options.....      (7,193,257)      (2,731,038)        (361,316)      (5,377,625)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       27,558,878       27,248,382        7,447,819        6,309,803
                                  ===============  ===============  ===============  ===============



                                        FIDELITY VIP MID CAP               FIDELITY VIP OVERSEAS
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  ---------------------------------
                                        2013             2012              2013             2012
                                  ----------------  ---------------  ----------------  ---------------

Units beginning of year.........         7,898,460        9,884,918         2,849,205        3,167,489
Units issued and transferred
   from other funding options...         1,771,284        1,949,951           845,369          893,471
Units redeemed and transferred
   to other funding options.....       (2,915,465)      (3,936,409)       (1,256,316)      (1,211,755)
                                  ----------------  ---------------  ----------------  ---------------
Units end of year...............         6,754,279        7,898,460         2,438,258        2,849,205
                                  ================  ===============  ================  ===============

                                           FTVIPT FRANKLIN                    FTVIPT MUTUAL
                                   SMALL-MID CAP GROWTH SECURITIES     GLOBAL DISCOVERY SECURITIES
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013            2012              2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,240,920        4,182,913            3,365            3,377
Units issued and transferred
   from other funding options...        1,903,960        1,412,469              441              185
Units redeemed and transferred
   to other funding options.....      (1,288,338)      (3,354,462)            (262)            (197)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,856,542        2,240,920            3,544            3,365
                                  ===============  ===============  ===============  ===============


                                         FTVIPT TEMPLETON                   FTVIPT TEMPLETON
                                   DEVELOPING MARKETS SECURITIES           FOREIGN SECURITIES
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  ---------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ----------------

Units beginning of year.........        1,550,475        1,966,758        5,580,914        12,078,613
Units issued and transferred
   from other funding options...          184,322          398,287        1,405,280         1,076,623
Units redeemed and transferred
   to other funding options.....        (956,915)        (814,570)        (621,957)       (7,574,322)
                                  ---------------  ---------------  ---------------  ----------------
Units end of year...............          777,882        1,550,475        6,364,237         5,580,914
                                  ===============  ===============  ===============  ================


                                         FTVIPT TEMPLETON
                                      GLOBAL BOND SECURITIES         INVESCO V.I. GLOBAL REAL ESTATE
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        8,941,738        5,226,779        3,077,644        2,403,226
Units issued and transferred
   from other funding options...          693,051        7,923,111          491,766        1,675,193
Units redeemed and transferred
   to other funding options.....        (969,828)      (4,208,152)        (451,536)      (1,000,775)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        8,664,961        8,941,738        3,117,874        3,077,644
                                  ===============  ===============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                  INVESCO V.I. INTERNATIONAL GROWTH        JANUS ASPEN ENTERPRISE
                                          INVESTMENT OPTION                   INVESTMENT OPTION
                                  ----------------------------------  ---------------------------------
                                        2013             2012               2013             2012
                                  ---------------  ----------------   ---------------  ----------------

Units beginning of year.........       12,773,638         8,403,545         1,006,943           956,170
Units issued and transferred
   from other funding options...        6,091,688         5,847,146           494,937           310,621
Units redeemed and transferred
   to other funding options.....      (2,722,863)       (1,477,053)         (160,960)         (259,848)
                                  ---------------  ----------------   ---------------  ----------------
Units end of year...............       16,142,463        12,773,638         1,340,920         1,006,943
                                  ===============  ================   ===============  ================



                                     JANUS ASPEN GLOBAL RESEARCH       JANUS ASPEN GLOBAL TECHNOLOGY
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  ----------------------------------
                                        2013             2012               2013              2012
                                  ---------------  ----------------  -----------------  ---------------

Units beginning of year.........          950,233           894,941          6,484,391        6,629,075
Units issued and transferred
   from other funding options...          207,341           232,028          1,504,010        2,086,721
Units redeemed and transferred
   to other funding options.....        (118,324)         (176,736)        (1,042,726)      (2,231,405)
                                  ---------------  ----------------  -----------------  ---------------
Units end of year...............        1,039,250           950,233          6,945,675        6,484,391
                                  ===============  ================  =================  ===============


                                                                                JANUS ASPEN
                                        JANUS ASPEN OVERSEAS               PERKINS MID CAP VALUE
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  ---------------------------------
                                        2013              2012             2013              2012
                                  ----------------  ---------------  ----------------  ---------------

Units beginning of year.........         1,063,202        1,471,060         5,195,118        5,012,020
Units issued and transferred
   from other funding options...           203,007          335,581         1,225,225        2,060,025
Units redeemed and transferred
   to other funding options.....         (202,740)        (743,439)         (690,604)      (1,876,927)
                                  ----------------  ---------------  ----------------  ---------------
Units end of year...............         1,063,469        1,063,202         5,729,739        5,195,118
                                  ================  ===============  ================  ===============

                                        LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE
                                    VARIABLE AGGRESSIVE GROWTH         VARIABLE ALL CAP VALUE            VARIABLE APPRECIATION
                                         INVESTMENT OPTION                INVESTMENT OPTION                INVESTMENT OPTION
                                  ------------------------------  --------------------------------  -------------------------------
                                       2013            2012             2013            2012             2013             2012
                                  --------------  --------------  ---------------  ---------------  --------------  ---------------

Units beginning of year.........         514,200       1,091,033        1,285,368        1,429,576           9,909           14,259
Units issued and transferred
   from other funding options...       1,217,794         180,710          288,704          275,367           1,742           10,340
Units redeemed and transferred
   to other funding options.....       (170,272)       (757,543)        (680,449)        (419,575)         (1,676)         (14,690)
                                  --------------  --------------  ---------------  ---------------  --------------  ---------------
Units end of year...............       1,561,722         514,200          893,623        1,285,368           9,975            9,909
                                  ==============  ==============  ===============  ===============  ==============  ===============


                                        LMPVET CLEARBRIDGE                 LMPVET CLEARBRIDGE
                                      VARIABLE EQUITY INCOME            VARIABLE LARGE CAP GROWTH
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  ---------------------------------  -------------------------------
                                         2013             2012            2013             2012
                                  -----------------  --------------  ---------------  --------------

Units beginning of year.........            715,750         737,454          559,193         628,464
Units issued and transferred
   from other funding options...            102,764         274,456        2,038,286         175,279
Units redeemed and transferred
   to other funding options.....           (69,416)       (296,160)        (180,345)       (244,550)
                                  -----------------  --------------  ---------------  --------------
Units end of year...............            749,098         715,750        2,417,134         559,193
                                  =================  ==============  ===============  ==============


                                        LMPVET CLEARBRIDGE
                                     VARIABLE LARGE CAP VALUE
                                         INVESTMENT OPTION
                                  -------------------------------
                                       2013            2012
                                  --------------  ---------------

Units beginning of year.........       1,581,231        1,400,989
Units issued and transferred
   from other funding options...         529,298        1,134,520
Units redeemed and transferred
   to other funding options.....       (778,402)        (954,278)
                                  --------------  ---------------
Units end of year...............       1,332,127        1,581,231
                                  ==============  ===============

                                     LMPVET INVESTMENT COUNSEL         LMPVIT WESTERN ASSET             LMPVIT WESTERN ASSET
                                     VARIABLE SOCIAL AWARENESS    VARIABLE GLOBAL HIGH YIELD BOND      VARIABLE STRATEGIC BOND
                                         INVESTMENT OPTION               INVESTMENT OPTION                INVESTMENT OPTION
                                  ------------------------------  -------------------------------  ------------------------------
                                       2013            2012            2013            2012             2013            2012
                                  --------------  --------------  --------------  --------------   --------------  --------------

Units beginning of year.........         291,002         354,583       5,164,652       4,495,617          565,286         667,871
Units issued and transferred
   from other funding options...          55,518          74,059         825,612         768,972           30,798         161,074
Units redeemed and transferred
   to other funding options.....       (268,577)       (137,640)        (58,154)        (99,937)        (155,515)       (263,659)
                                  --------------  --------------  --------------  --------------   --------------  --------------
Units end of year...............          77,943         291,002       5,932,110       5,164,652          440,569         565,286
                                  ==============  ==============  ==============  ==============   ==============  ==============


                                       MFS VIT
                                    GLOBAL EQUITY         MFS VIT NEW DISCOVERY           MIST BLACKROCK HIGH YIELD
                                  INVESTMENT OPTION         INVESTMENT OPTION                 INVESTMENT OPTION
                                  -----------------  -------------------------------  --------------------------------
                                      2013 (b)            2013             2012             2013             2012
                                  -----------------  --------------  ---------------  ---------------  ---------------

Units beginning of year.........                --        1,348,689           16,368       10,026,392       10,075,267
Units issued and transferred
   from other funding options...               227          828,945        1,519,276        3,657,572        2,837,894
Units redeemed and transferred
   to other funding options.....               (5)        (298,435)        (186,955)      (3,546,653)      (2,886,769)
                                  -----------------  --------------  ---------------  ---------------  ---------------
Units end of year...............               222        1,879,199        1,348,689       10,137,311       10,026,392
                                  =================  ==============  ===============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                   MIST BLACKROCK LARGE CAP CORE   MIST CLARION GLOBAL REAL ESTATE
                                         INVESTMENT OPTION                INVESTMENT OPTION
                                  ------------------------------  ---------------------------------
                                       2013            2012             2013             2012
                                  --------------  --------------  ---------------  ---------------

Units beginning of year.........         642,519      11,344,397        6,856,223        6,277,105
Units issued and transferred
   from other funding options...         357,041         301,580        1,400,493        1,500,378
Units redeemed and transferred
   to other funding options.....       (214,192)    (11,003,458)      (1,232,975)        (921,260)
                                  --------------  --------------  ---------------  ---------------
Units end of year...............         785,368         642,519        7,023,741        6,856,223
                                  ==============  ==============  ===============  ===============


                                          MIST CLEARBRIDGE                     MIST HARRIS
                                        AGGRESSIVE GROWTH II              OAKMARK INTERNATIONAL
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       14,102,468       19,035,386        5,846,415        4,246,223
Units issued and transferred
   from other funding options...        1,727,215        2,806,979        1,827,084        3,588,226
Units redeemed and transferred
   to other funding options.....      (4,719,158)      (7,739,897)      (1,089,778)      (1,988,034)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       11,110,525       14,102,468        6,583,721        5,846,415
                                  ===============  ===============  ===============  ===============



                                     MIST INVESCO MID CAP VALUE      MIST INVESCO SMALL CAP GROWTH
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013            2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,268,754        6,408,309        1,032,114          394,435
Units issued and transferred
   from other funding options...        1,151,063          829,602          280,086        1,625,794
Units redeemed and transferred
   to other funding options.....        (904,041)      (4,969,157)        (193,690)        (988,115)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,515,776        2,268,754        1,118,510        1,032,114
                                  ===============  ===============  ===============  ===============

                                        MIST LOOMIS SAYLES                 MIST LORD ABBETT
                                          GLOBAL MARKETS                    BOND DEBENTURE
                                         INVESTMENT OPTION                 INVESTMENT OPTION
                                  -------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  --------------  ---------------  ---------------

Units beginning of year.........        2,333,575       2,355,278          325,482          298,007
Units issued and transferred
   from other funding options...           88,203         201,552          114,275          150,325
Units redeemed and transferred
   to other funding options.....        (133,073)       (223,255)         (98,248)        (122,850)
                                  ---------------  --------------  ---------------  ---------------
Units end of year...............        2,288,705       2,333,575          341,509          325,482
                                  ===============  ==============  ===============  ===============


                                                                               MIST MFS
                                  MIST METLIFE AGGRESSIVE STRATEGY      EMERGING MARKETS EQUITY
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013            2012              2013            2012
                                   --------------  --------------   ---------------  ---------------

Units beginning of year.........          932,393       2,175,165         2,636,439        2,380,983
Units issued and transferred
   from other funding options...          414,092         426,148           592,031          942,424
Units redeemed and transferred
   to other funding options.....        (106,111)     (1,668,920)         (673,310)        (686,968)
                                   --------------  --------------   ---------------  ---------------
Units end of year...............        1,240,374         932,393         2,555,160        2,636,439
                                   ==============  ==============   ===============  ===============


                                             MIST MFS                    MIST MORGAN STANLEY
                                      RESEARCH INTERNATIONAL               MID CAP GROWTH
                                         INVESTMENT OPTION                INVESTMENT OPTION
                                  -------------------------------  -------------------------------
                                       2013             2012            2013             2012
                                  --------------  ---------------  ---------------  --------------

Units beginning of year.........       2,154,413        2,249,226        1,999,426          36,970
Units issued and transferred
   from other funding options...         282,293          427,287          678,289       2,856,915
Units redeemed and transferred
   to other funding options.....       (971,451)        (522,100)        (417,481)       (894,459)
                                  --------------  ---------------  ---------------  --------------
Units end of year...............       1,465,255        2,154,413        2,260,234       1,999,426
                                  ==============  ===============  ===============  ==============

                                          MIST OPPENHEIMER                    MIST PIMCO
                                            GLOBAL EQUITY              INFLATION PROTECTED BOND             MIST PIONEER FUND
                                          INVESTMENT OPTION                INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  -------------------------------  -------------------------------
                                        2013            2012             2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  --------------  --------------  ---------------

Units beginning of year.........          460,661          351,143       17,297,280      11,515,228         333,210          551,840
Units issued and transferred
   from other funding options...        1,033,063          167,537       12,634,922      21,970,661          56,204           91,373
Units redeemed and transferred
   to other funding options.....      (1,041,195)         (58,019)     (11,921,877)    (16,188,609)       (343,381)        (310,003)
                                  ---------------  ---------------  ---------------  --------------  --------------  ---------------
Units end of year...............          452,529          460,661       18,010,325      17,297,280          46,033          333,210
                                  ===============  ===============  ===============  ==============  ==============  ===============


                                                                          MIST T. ROWE PRICE               MIST T. ROWE PRICE
                                   MIST PIONEER STRATEGIC INCOME            LARGE CAP VALUE                  MID CAP GROWTH
                                         INVESTMENT OPTION                 INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  ------------------------------  --------------------------------
                                       2013             2012             2013            2012             2013            2012
                                  ---------------  ---------------  --------------  --------------  ---------------  ---------------

Units beginning of year.........          874,740          749,260       2,037,242       2,122,113        2,786,153        2,810,315
Units issued and transferred
   from other funding options...          194,449          134,853       1,285,525         154,448          969,482               --
Units redeemed and transferred
   to other funding options.....        (103,057)          (9,373)       (529,346)       (239,319)        (989,807)         (24,162)
                                  ---------------  ---------------  --------------  --------------  ---------------  ---------------
Units end of year...............          966,132          874,740       2,793,421       2,037,242        2,765,828        2,786,153
                                  ===============  ===============  ==============  ==============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                         MIST THIRD AVENUE                MSF BAILLIE GIFFORD
                                          SMALL CAP VALUE                 INTERNATIONAL STOCK
                                         INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,043,921        4,333,007              269               --
Units issued and transferred
   from other funding options...          529,736        1,519,455               47              274
Units redeemed and transferred
   to other funding options.....        (288,295)      (3,808,541)            (292)              (5)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,285,362        2,043,921               24              269
                                  ===============  ===============  ===============  ===============


                                            MSF BARCLAYS
                                        AGGREGATE BOND INDEX            MSF BLACKROCK BOND INCOME
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........           38,598           80,790          484,394          982,555
Units issued and transferred
   from other funding options...          944,980           58,381          102,502          263,351
Units redeemed and transferred
   to other funding options.....        (282,399)        (100,573)        (156,729)        (761,512)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............          701,179           38,598          430,167          484,394
                                  ===============  ===============  ===============  ===============


                                            MSF BLACKROCK
                                        CAPITAL APPRECIATION            MSF BLACKROCK DIVERSIFIED
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        1,332,908        2,154,795          449,193          589,455
Units issued and transferred
   from other funding options...          251,486          123,142          151,126          258,204
Units redeemed and transferred
   to other funding options.....        (154,820)        (945,029)        (177,859)        (398,466)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        1,429,574        1,332,908          422,460          449,193
                                  ===============  ===============  ===============  ===============


                                    MSF BLACKROCK LARGE CAP VALUE     MSF BLACKROCK MONEY MARKET
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        3,150,383        3,121,209       91,526,567      131,830,606
Units issued and transferred
   from other funding options...          501,574          521,388       60,735,001       61,441,907
Units redeemed and transferred
   to other funding options.....        (273,141)        (492,214)     (45,169,500)    (101,745,946)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        3,378,816        3,150,383      107,092,068       91,526,567
                                  ===============  ===============  ===============  ===============



                                    MSF FRONTIER MID CAP GROWTH           MSF JENNISON GROWTH
                                         INVESTMENT OPTION                 INVESTMENT OPTION
                                  -------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  --------------  ---------------  ---------------

Units beginning of year.........        5,274,470       6,478,884       13,359,394        4,769,748
Units issued and transferred
   from other funding options...          765,836       1,046,647        2,272,083        9,785,483
Units redeemed and transferred
   to other funding options.....      (2,909,091)     (2,251,061)      (1,912,061)      (1,195,837)
                                  ---------------  --------------  ---------------  ---------------
Units end of year...............        3,131,215       5,274,470       13,719,416       13,359,394
                                  ===============  ==============  ===============  ===============


                                             MSF METLIFE               MSF METLIFE CONSERVATIVE
                                       CONSERVATIVE ALLOCATION          TO MODERATE ALLOCATION
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  -------------------------------
                                        2013            2012             2013             2012
                                  ---------------  ---------------  ---------------  --------------

Units beginning of year.........          650,811        1,594,265        1,244,720       1,433,429
Units issued and transferred
   from other funding options...          553,119          280,941        1,200,917         263,968
Units redeemed and transferred
   to other funding options.....        (118,536)      (1,224,395)        (827,788)       (452,677)
                                  ---------------  ---------------  ---------------  --------------
Units end of year...............        1,085,394          650,811        1,617,849       1,244,720
                                  ===============  ===============  ===============  ==============

                                             MSF METLIFE                       MSF METLIFE
                                         MID CAP STOCK INDEX               MODERATE ALLOCATION
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        1,815,618        1,428,201        3,141,052        4,590,278
Units issued and transferred
   from other funding options...        1,525,618          876,304        4,090,020          470,953
Units redeemed and transferred
   to other funding options.....        (732,300)        (488,887)        (155,134)      (1,920,179)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,608,936        1,815,618        7,075,938        3,141,052
                                  ===============  ===============  ===============  ===============


                                             MSF METLIFE
                                  MODERATE TO AGGRESSIVE ALLOCATION       MSF METLIFE STOCK INDEX
                                          INVESTMENT OPTION                  INVESTMENT OPTION
                                  ----------------------------------  ------------------------------
                                        2013             2012              2013            2012
                                   ---------------  ---------------   --------------  --------------

Units beginning of year.........         1,515,344        1,947,123        9,312,204      16,045,724
Units issued and transferred
   from other funding options...           582,534          689,431        2,771,535       2,672,585
Units redeemed and transferred
   to other funding options.....         (406,408)      (1,121,210)      (5,345,479)     (9,406,105)
                                   ---------------  ---------------   --------------  --------------
Units end of year...............         1,691,470        1,515,344        6,738,260       9,312,204
                                   ===============  ===============   ==============  ==============



                                       MSF MFS TOTAL RETURN                  MSF MFS VALUE
                                         INVESTMENT OPTION                 INVESTMENT OPTION
                                  -------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  --------------  ---------------  ---------------  ---------------

Units beginning of year.........      12,141,753       13,227,382       11,584,640        9,095,881
Units issued and transferred
   from other funding options...       1,559,373        1,285,184        4,685,147        4,941,133
Units redeemed and transferred
   to other funding options.....     (1,371,108)      (2,370,813)      (1,479,216)      (2,452,374)
                                  --------------  ---------------  ---------------  ---------------
Units end of year...............      12,330,018       12,141,753       14,790,571       11,584,640
                                  ==============  ===============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                                                       MSF NEUBERGER
                                        MSF MSCI EAFE INDEX           BERMAN GENESIS        MSF RUSSELL 2000 INDEX
                                         INVESTMENT OPTION           INVESTMENT OPTION         INVESTMENT OPTION
                                  ---------------------------------  -----------------  ------------------------------
                                        2013             2012            2013 (c)            2013            2012
                                   ---------------  ---------------  -----------------  --------------  --------------

Units beginning of year.........            37,870               --               --        10,582,799      10,206,460
Units issued and transferred
   from other funding options...         1,288,790           38,395          610,885         2,443,445       2,587,288
Units redeemed and transferred
   to other funding options.....          (33,862)            (525)        (428,653)       (2,808,578)     (2,210,949)
                                   ---------------  ---------------  -----------------  --------------  --------------
Units end of year...............         1,292,798           37,870          182,232        10,217,666      10,582,799
                                   ===============  ===============  =================  ==============  ==============


                                         MSF T. ROWE PRICE               MSF WESTERN ASSET                OPPENHEIMER VA
                                         LARGE CAP GROWTH           MANAGEMENT U.S. GOVERNMENT         MAIN STREET SMALL CAP
                                         INVESTMENT OPTION               INVESTMENT OPTION               INVESTMENT OPTION
                                  ------------------------------  ------------------------------  -------------------------------
                                       2013            2012            2013            2012            2013          2012 (a)
                                  --------------  --------------  --------------  --------------  --------------  ---------------

Units beginning of year.........       1,184,023         994,685       1,308,616       1,720,774             791               --
Units issued and transferred
   from other funding options...       1,626,398         404,110         474,609         601,350         583,031              804
Units redeemed and transferred
   to other funding options.....       (669,119)       (214,772)       (913,073)     (1,013,508)        (16,778)             (13)
                                  --------------  --------------  --------------  --------------  --------------  ---------------
Units end of year...............       2,141,302       1,184,023         870,152       1,308,616         567,044              791
                                  ==============  ==============  ==============  ==============  ==============  ===============

                                      PIMCO - VIT
                                    COMMODITY REAL                                              PIMCO VIT LONG-TERM
                                    RETURN STRATEGY            PIMCO VIT ALL ASSET                U.S. GOVERNMENT
                                   INVESTMENT OPTION            INVESTMENT OPTION                INVESTMENT OPTION
                                  ------------------  ---------------------------------  ---------------------------------
                                      2013 (c)             2013            2012 (d)            2013           2012 (e)
                                    ---------------   ---------------  ---------------   ---------------  ----------------

Units beginning of year.........                 --           283,081               --               113                --
Units issued and transferred
   from other funding options...            851,619           493,539          433,255                24               115
Units redeemed and transferred
   to other funding options.....            (1,655)         (341,939)        (150,174)             (124)               (2)
                                    ---------------   ---------------  ---------------   ---------------  ----------------
Units end of year...............            849,964           434,681          283,081                13               113
                                    ===============   ===============  ===============   ===============  ================




                                       PIMCO VIT LOW DURATION           PIMCO VIT TOTAL RETURN
                                          INVESTMENT OPTION                INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       21,401,764       30,417,379       75,858,226       79,157,129
Units issued and transferred
   from other funding options...        4,152,764       14,919,735        7,385,605       17,520,723
Units redeemed and transferred
   to other funding options.....      (9,346,288)     (23,935,350)     (23,749,833)     (20,819,626)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       16,208,240       21,401,764       59,493,998       75,858,226
                                  ===============  ===============  ===============  ===============




                                    PIONEER VCT EMERGING MARKETS
                                          INVESTMENT OPTION
                                  ---------------------------------
                                        2013             2012
                                  ---------------  ----------------

Units beginning of year.........        1,661,923         1,638,756
Units issued and transferred
   from other funding options...          300,595           293,101
Units redeemed and transferred
   to other funding options.....        (232,594)         (269,934)
                                  ---------------  ----------------
Units end of year...............        1,729,924         1,661,923
                                  ===============  ================

                                                                          PUTNAM VT
                                      PIONEER VCT MID CAP VALUE      INTERNATIONAL VALUE    PUTNAM VT MULTI-CAP GROWTH
                                          INVESTMENT OPTION           INVESTMENT OPTION          INVESTMENT OPTION
                                  ---------------------------------  -------------------  -------------------------------
                                        2013              2012             2013 (f)            2013             2012
                                    --------------  ---------------    ---------------    ---------------  --------------

Units beginning of year.........           621,598          925,975                 --            118,433         165,569
Units issued and transferred
   from other funding options...            77,793          156,593                251             18,872          98,431
Units redeemed and transferred
   to other funding options.....         (135,964)        (460,970)                (5)           (41,340)       (145,567)
                                    --------------  ---------------    ---------------    ---------------  --------------
Units end of year...............           563,427          621,598                246             95,965         118,433
                                    ==============  ===============    ===============    ===============  ==============



                                          ROYCE MICRO-CAP                   ROYCE SMALL-CAP            UIF EMERGING MARKETS DEBT
                                         INVESTMENT OPTION                 INVESTMENT OPTION               INVESTMENT OPTION
                                  --------------------------------  ------------------------------  -------------------------------
                                       2013             2012             2013            2012            2013             2012
                                  ---------------  ---------------  --------------  --------------  --------------  ---------------

Units beginning of year.........        1,945,718        2,643,944       6,590,192       6,838,809          20,606               --
Units issued and transferred
   from other funding options...          628,624        1,262,140       1,159,367       1,081,340             946           20,642
Units redeemed and transferred
   to other funding options.....        (709,929)      (1,960,366)     (1,594,579)     (1,329,957)           (188)             (36)
                                  ---------------  ---------------  --------------  --------------  --------------  ---------------
Units end of year...............        1,864,413        1,945,718       6,154,980       6,590,192          21,364           20,606
                                  ===============  ===============  ==============  ==============  ==============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                    UIF EMERGING MARKETS EQUITY      VANGUARD VIF DIVERSIFIED VALUE
                                         INVESTMENT OPTION                  INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        3,680,228        2,966,013          447,626          465,467
Units issued and transferred
   from other funding options...        2,965,253          779,542           63,849           86,189
Units redeemed and transferred
   to other funding options.....        (367,298)         (65,327)         (43,305)        (104,030)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        6,278,183        3,680,228          468,170          447,626
                                  ===============  ===============  ===============  ===============


                                                                              VANGUARD VIF
                                      VANGUARD VIF EQUITY INDEX        SHORT-TERM INVESTMENT-GRADE
                                          INVESTMENT OPTION                 INVESTMENT OPTION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........          836,973          955,048          135,789          182,228
Units issued and transferred
   from other funding options...           99,106          145,603          367,032           77,459
Units redeemed and transferred
   to other funding options.....         (83,948)        (263,678)         (43,706)        (123,898)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............          852,131          836,973          459,115          135,789
                                  ===============  ===============  ===============  ===============


(a) Commenced April 28, 2008 and began transactions in 2012.
(b) Commenced November 10, 2008 and began transactions in 2013.
(c) For the period April 29, 2013 to December 31, 2013.
(d) Commenced May 2, 2011 and began transactions in 2012.
(e) Commenced May 4, 2009 and began transactions in 2012.
(f) Commenced April 28, 2008 and began transactions in 2013.

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Options. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series for the respective stated periods in the five years ended December 31, 2013:

                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  AllianceBernstein Global Thematic   2013         1,050             1.40         1,469
     Growth Investment Option         2012           114             1.14           130
     (Commenced 4/28/2008
     and began transactions in 2012)

  AllianceBernstein Intermediate      2013         3,237             1.50         4,851
     Bond Investment Option           2012         2,564             1.53         3,934
     (Commenced 4/28/2008             2011         2,198             1.45         3,186
     and began transactions in 2009)  2010         1,692             1.36         2,307
                                      2009     2,266,161             1.25     2,832,767

  AllianceBernstein International     2013         9,310             2.07        19,289
     Value Investment Option          2012         7,553             1.69        12,748
     (Commenced 11/10/2008            2011         6,179             1.48         9,124
     and began transactions in 2009)  2010         3,887             1.83         7,125
                                      2009         1,535             1.76         2,695

  American Century VP Ultra           2013        14,617             1.69        24,752
     Investment Option                2012        14,192      1.23 - 1.24        17,567
                                      2011        37,467      1.08 - 1.09        40,590
                                      2010        27,329             1.07        29,363
                                      2009        27,655             0.93        25,660

  American Century VP Vista           2013     3,759,768      1.92 - 1.93     7,262,269
     Investment Option                2012     3,267,417      1.48 - 1.49     4,855,658
     (Commenced 4/28/2008             2011     3,371,474      1.28 - 1.29     4,340,156
     and began transactions in 2009)  2010     2,875,000             1.40     4,024,294
                                      2009     2,509,247             1.13     2,839,477

  American Funds Bond                 2013         7,867             2.12        16,651
     Investment Option                2012         6,430             2.17        13,936
     (Commenced 4/28/2008             2011         5,265             2.06        10,851
     and began transactions in 2009)  2010         3,574             1.95         6,959
                                      2009         1,604             1.83         2,940

  American Funds Global               2013     2,264,318      2.82 - 2.87     6,473,328
     Growth Investment Option         2012     2,624,046      2.17 - 2.23     5,817,693
                                      2011     3,045,844      1.78 - 1.82     5,526,167
                                      2010     7,204,721      1.98 - 2.00    14,374,548
                                      2009    10,376,523      1.76 - 1.80    18,588,672

  American Funds Global Small         2013           409             4.41         1,804
     Capitalization Investment        2012           382             3.45         1,317
     Option                           2011           345             2.92         1,008
                                      2010           309             3.62         1,120
                                      2009           284             2.96           842

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  AllianceBernstein Global Thematic   2013       0.03                0.20                22.68
     Growth Investment Option         2012         --                0.20                13.01
     (Commenced 4/28/2008
     and began transactions in 2012)

  AllianceBernstein Intermediate      2013       3.86                0.20               (2.35)
     Bond Investment Option           2012       4.69                0.20                 5.83
     (Commenced 4/28/2008             2011       4.60                0.20                 6.46
     and began transactions in 2009)  2010       0.02                0.20                 8.96
                                      2009         --                0.20                18.26

  AllianceBernstein International     2013       6.55                0.20                22.76
     Value Investment Option          2012       1.83                0.20                14.30
     (Commenced 11/10/2008            2011       4.63                0.20              (19.38)
     and began transactions in 2009)  2010       3.92                0.20                 4.39
                                      2009       2.13                0.20                34.38

  American Century VP Ultra           2013       0.53                0.20                36.80
     Investment Option                2012         --         0.20 - 0.25        13.64 - 13.70
                                      2011         --         0.20 - 0.25          0.84 - 0.93
                                      2010       0.50                0.25                15.73
                                      2009       0.28                0.25                34.10

  American Century VP Vista           2013         --         0.15 - 0.20        29.91 - 29.98
     Investment Option                2012         --         0.15 - 0.20        15.38 - 15.44
     (Commenced 4/28/2008             2011         --         0.15 - 0.20      (8.10) - (8.07)
     and began transactions in 2009)  2010         --                0.15                23.67
                                      2009         --                0.15                22.38

  American Funds Bond                 2013       1.95                0.20               (2.35)
     Investment Option                2012       2.71                0.20                 5.16
     (Commenced 4/28/2008             2011       3.46                0.20                 5.86
     and began transactions in 2009)  2010       3.53                0.20                 6.28
                                      2009       4.68                0.20                12.39

  American Funds Global               2013       1.22         0.20 - 0.35        28.73 - 28.92
     Growth Investment Option         2012       0.88         0.20 - 0.45        22.01 - 22.32
                                      2011       1.12         0.20 - 0.45      (9.30) - (9.09)
                                      2010       1.30         0.20 - 0.35        11.39 - 11.53
                                      2009       1.65         0.20 - 0.45        41.59 - 41.98

  American Funds Global Small         2013       0.89                0.20                28.02
     Capitalization Investment        2012       1.39                0.20                17.94
     Option                           2011       1.37                0.20              (19.30)
                                      2010       1.81                0.20                22.17
                                      2009       0.34                0.20                61.00

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  American Funds Growth               2013    27,403,143      2.18 - 2.23    60,767,855
     Investment Option                2012    30,015,698      1.68 - 1.72    51,280,646
                                      2011    45,977,683      1.43 - 1.47    66,776,972
                                      2010    49,440,369      1.50 - 1.54    75,200,296
                                      2009    55,535,367      1.26 - 1.30    71,327,432

  American Funds                      2013     9,037,148      2.11 - 2.14    19,145,757
     Growth-Income Investment         2012    10,435,070      1.58 - 1.60    16,578,425
     Option                           2011    13,218,597      1.35 - 1.37    17,899,551
                                      2010    14,573,200      1.37 - 1.39    20,136,279
                                      2009    19,692,268      1.22 - 1.25    24,495,809

  American Funds High-Income          2013        11,928             2.83        33,744
     Bond Investment Option           2012        11,256             2.66        29,931
     (Commenced 4/28/2008             2011         2,432             2.34         5,698
     and began transactions in 2010)  2010           902             2.30         2,079

  American Funds                      2013     8,981,910      3.43 - 3.52    31,125,921
     International Investment         2012     8,467,940      2.83 - 2.89    24,148,469
     Option                           2011     8,704,927      2.40 - 2.46    21,071,633
                                      2010     9,087,493      2.80 - 2.86    25,599,431
                                      2009     9,653,479      2.62 - 2.67    25,427,874

  American Funds New World            2013     2,352,458      3.62 - 3.67     8,621,975
     Investment Option                2012     2,400,577      3.26 - 3.30     7,914,264
                                      2011     1,977,408      2.77 - 2.81     5,544,823
                                      2010     2,014,393      3.23 - 3.27     6,574,546
                                      2009     1,881,543      2.75 - 2.77     5,216,860

  American Funds U.S.                 2013        17,850             2.15        38,346
     Government/AAA-Rated             2012        14,182             2.22        31,497
     Securities Investment Option     2011       325,297             2.18       710,381
                                      2010       470,546             2.03       957,120
                                      2009       231,569      1.93 - 1.94       446,319

  Delaware VIP Small Cap              2013     4,240,965      3.50 - 4.68    18,825,375
     Value Investment Option          2012     6,303,234      2.63 - 3.52    21,138,745
                                      2011     4,813,696      2.32 - 3.09    14,179,266
                                      2010     4,551,375      2.36 - 3.14    13,624,676
                                      2009     4,526,992      1.79 - 2.38    10,353,607

  Dreyfus VIF Appreciation            2013       554,539      1.74 - 1.81       985,412
     Investment Option                2012       838,280      1.44 - 1.50     1,239,874
                                      2011       842,744      1.31 - 1.36     1,129,010
                                      2010       613,581      1.20 - 1.25       752,576
                                      2009       877,951      1.05 - 1.09       929,988

  Dreyfus VIF Opportunistic           2013       891,089             1.64     1,461,319
     Small Cap Investment Option      2012       849,937      1.11 - 1.45       940,186
                                      2011       991,767      0.92 - 1.21       949,255
                                      2010     1,182,857      1.07 - 1.40     1,307,635
                                      2009     1,180,640      0.82 - 1.07       995,812

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  American Funds Growth               2013       0.94         0.15 - 0.35        29.65 - 29.91
     Investment Option                2012       0.75         0.15 - 0.35        17.48 - 17.71
                                      2011       0.60         0.10 - 0.45      (4.60) - (4.36)
                                      2010       0.72         0.10 - 0.35        18.28 - 18.53
                                      2009       0.65         0.10 - 0.45        38.81 - 39.25

  American Funds                      2013       1.33         0.10 - 0.20        33.23 - 33.37
     Growth-Income Investment         2012       1.54         0.10 - 0.25        17.19 - 17.36
     Option                           2011       1.55         0.10 - 0.25      (2.11) - (1.94)
                                      2010       1.44         0.10 - 0.25        11.17 - 11.35
                                      2009       1.40         0.10 - 0.25        30.61 - 31.13

  American Funds High-Income          2013       6.85                0.20                 6.39
     Bond Investment Option           2012      11.35                0.20                13.47
     (Commenced 4/28/2008             2011       8.71                0.20                 1.69
     and began transactions in 2010)  2010       9.72                0.20                14.86

  American Funds                      2013       1.72         0.10 - 0.25        21.33 - 21.51
     International Investment         2012       1.52         0.10 - 0.25        17.61 - 17.79
     Option                           2011       1.77         0.10 - 0.25    (14.17) - (14.03)
                                      2010       2.09         0.10 - 0.25          6.95 - 7.12
                                      2009       1.75         0.10 - 0.25        42.72 - 42.88

  American Funds New World            2013       1.36         0.15 - 0.25        11.10 - 11.21
     Investment Option                2012       1.09         0.15 - 0.25        17.53 - 17.64
                                      2011       1.71         0.15 - 0.25    (14.16) - (14.09)
                                      2010       1.68         0.15 - 0.25        17.56 - 17.70
                                      2009       1.76         0.15 - 0.25        49.27 - 49.46

  American Funds U.S.                 2013       0.74                0.20               (3.27)
     Government/AAA-Rated             2012       0.82                0.20                 1.70
     Securities Investment Option     2011       1.90                0.20                 7.37
                                      2010       1.99                0.20                 5.55
                                      2009       2.21         0.15 - 0.20          2.28 - 2.37

  Delaware VIP Small Cap              2013       0.72         0.10 - 0.35        33.04 - 33.37
     Value Investment Option          2012       0.47         0.10 - 0.45        13.39 - 13.79
                                      2011       0.49         0.10 - 0.45      (1.75) - (1.41)
                                      2010       0.61         0.10 - 0.35        31.79 - 32.09
                                      2009       1.01         0.10 - 0.45        31.22 - 31.68

  Dreyfus VIF Appreciation            2013       1.97         0.20 - 0.25        20.80 - 20.86
     Investment Option                2012       3.56         0.20 - 0.25        10.15 - 10.21
                                      2011       1.55         0.20 - 0.25          8.78 - 8.80
                                      2010       2.10         0.20 - 0.25        14.95 - 15.11
                                      2009       2.58         0.20 - 0.25        22.33 - 22.34

  Dreyfus VIF Opportunistic           2013         --                0.20                48.25
     Small Cap Investment Option      2012         --         0.20 - 0.25        20.26 - 20.32
                                      2011       0.40         0.20 - 0.25    (14.04) - (14.03)
                                      2010       0.71         0.20 - 0.25        30.75 - 30.84
                                      2009       1.66         0.20 - 0.25        25.79 - 25.89

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  Fidelity VIP Contrafund             2013    22,766,997      2.01 - 2.56    49,125,286
     Investment Option                2012    22,860,307      1.54 - 1.96    37,774,648
                                      2011    18,512,331      1.32 - 1.69    26,149,815
                                      2010    21,364,970      1.36 - 1.74    31,066,090
                                      2009    27,814,855      1.16 - 1.49    34,498,551

  Fidelity VIP Equity-Income          2013       139,869      5.51 - 5.57       771,580
     Investment Option                2012     2,874,939      4.31 - 4.36    12,402,440
                                      2011     3,169,188      3.69 - 3.72    11,683,857
                                      2010     3,051,263      3.66 - 3.69    11,168,654
                                      2009     3,316,905             3.19    10,570,077

  Fidelity VIP Freedom 2010           2013       157,370             1.69       266,195
     Investment Option                2012        19,280      1.49 - 1.50        28,813
                                      2011         7,067             1.34         9,471
                                      2010            --             1.35            --
                                      2009            --             1.20            --

  Fidelity VIP Freedom 2015           2013       298,023             1.74       517,869
     Investment Option                2012        33,127             1.52        50,413
     (Commenced 4/28/2008             2011        58,954             1.36        80,105
     and began transactions in 2009)  2010            --             1.34            --
                                      2009         4,106             1.21         4,972

  Fidelity VIP Freedom 2020           2013       497,644      1.74 - 1.75       870,612
     Investment Option                2012       392,057             1.51       592,377
                                      2011       837,012             1.34     1,117,697
                                      2010            --             1.33            --
                                      2009           328      1.18 - 1.19           390

  Fidelity VIP Freedom 2025           2013       229,446             1.84       421,604
     Investment Option                2012       197,301             1.53       302,842
     (Commenced 4/28/2008             2011       131,943             1.34       176,295
     and began transactions in 2011)

  Fidelity VIP Freedom 2030           2013       321,024      1.79 - 1.80       576,904
     Investment Option                2012       367,251      1.47 - 1.48       543,548
                                      2011       200,553             1.28       257,332
                                      2010           831             1.32         1,099
                                      2009         1,762             1.14         2,009

  Fidelity VIP Growth &               2013        55,706             1.70        94,775
     Income Investment Option         2012        52,179             1.28        66,757
                                      2011            --             1.08            --
                                      2010                           1.07
                                      2009        11,532             0.94        10,814

  Fidelity VIP High Income            2013         3,463             2.86         9,889
     Investment Option                2012         2,631             2.70         7,108
                                      2011         1,900             2.37         4,501
                                      2010         1,369             2.28         3,127
                                      2009           640      2.01 - 2.02         1,286

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  Fidelity VIP Contrafund             2013       0.97         0.10 - 0.35        30.50 - 30.96
     Investment Option                2012       1.34         0.10 - 0.35        15.73 - 16.12
                                      2011       0.83         0.10 - 0.35      (3.12) - (2.79)
                                      2010       1.04         0.10 - 0.35        16.53 - 16.94
                                      2009       1.39         0.10 - 0.45        34.90 - 35.39

  Fidelity VIP Equity-Income          2013       0.01         0.20 - 0.25        27.83 - 27.89
     Investment Option                2012       3.20         0.20 - 0.25        17.01 - 17.07
                                      2011       2.54         0.20 - 0.25          0.74 - 0.76
                                      2010       1.83         0.20 - 0.25        14.84 - 14.94
                                      2009       2.34                0.25                29.87

  Fidelity VIP Freedom 2010           2013       2.64         0.20 - 0.25        13.20 - 13.26
     Investment Option                2012       2.37         0.15 - 0.25        11.50 - 11.61
                                      2011       0.20         0.15 - 0.20      (0.37) - (0.30)
                                      2010         --                0.15                24.09
                                      2009         --                0.15                12.78

  Fidelity VIP Freedom 2015           2013       5.16                0.20                14.18
     Investment Option                2012       1.67                0.20                12.00
     (Commenced 4/28/2008             2011       1.77                0.20               (0.51)
     and began transactions in 2009)  2010         --                0.20                12.86
                                      2009       4.39                0.20                25.10

  Fidelity VIP Freedom 2020           2013       2.14         0.20 - 0.25        15.72 - 15.78
     Investment Option                2012       1.29         0.20 - 0.25        13.10 - 13.15
                                      2011       2.20                0.20               (1.26)
                                      2010         --                0.20                14.26
                                      2009         --         0.15 - 0.20        28.73 - 28.77

  Fidelity VIP Freedom 2025           2013       2.41                0.20                19.71
     Investment Option                2012       2.69                0.20                14.88
     (Commenced 4/28/2008             2011       2.12                0.20               (2.34)
     and began transactions in 2011)

  Fidelity VIP Freedom 2030           2013       1.47         0.20 - 0.25        21.36 - 21.42
     Investment Option                2012       2.56         0.20 - 0.25        15.29 - 15.35
                                      2011       4.05                0.20               (2.80)
                                      2010       2.08                0.20                15.89
                                      2009       0.05         0.15 - 0.20        31.37 - 31.42

  Fidelity VIP Growth &               2013       1.74                0.20                32.98
     Income Investment Option         2012       3.85                0.20                18.01
                                      2011         --                0.20                 1.16
                                      2010                           0.20                14.32
                                      2009       0.89                0.20                26.62

  Fidelity VIP High Income            2013       6.62                0.20                 5.74
     Investment Option                2012       7.01                0.20                14.00
                                      2011       7.80                0.20                 3.81
                                      2010       9.46                0.20                13.59
                                      2009       0.09         0.15 - 0.20        43.71 - 43.75

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  Fidelity VIP Index 500              2013    27,558,878      2.50 - 2.54    69,517,433
     Investment Option                2012    27,248,382      1.90 - 1.92    52,088,374
                                      2011    17,411,105             1.65    28,793,263
                                      2010    16,492,581             1.62    26,772,663
                                      2009    17,087,590             1.41    24,154,658

  Fidelity VIP Investment             2013     7,447,819      1.52 - 1.53    11,373,631
     Grade Bond Investment Option     2012     6,309,803      1.55 - 1.56     9,843,196
                                      2011       991,678             1.47     1,460,592
                                      2010       737,971             1.38     1,015,867
                                      2009           222             1.28           286

  Fidelity VIP Mid Cap                2013     6,754,279      3.48 - 3.63    24,413,401
     Investment Option                2012     7,898,460      2.57 - 2.68    21,064,151
                                      2011     9,884,918      2.25 - 2.34    23,061,414
                                      2010    10,461,439      2.54 - 2.63    27,430,792
                                      2009    12,091,966      1.98 - 2.05    24,713,803

  Fidelity VIP Overseas               2013     2,438,258      1.84 - 1.85     4,502,958
     Investment Option                2012     2,849,205      1.42 - 1.43     4,051,373
                                      2011     3,167,489      1.18 - 1.19     3,748,749
                                      2010     3,937,686      1.43 - 1.44     5,650,769
                                      2009     4,456,063      1.27 - 1.28     5,679,490

  FTVIPT Franklin Small-Mid           2013     2,856,542             1.47     4,200,464
     Cap Growth Securities            2012     2,240,920      1.06 - 1.43     2,389,937
     Investment Option                2011     4,182,913      0.96 - 1.29     4,328,337
                                      2010     5,368,311      1.01 - 1.35     5,765,871
                                      2009     5,692,791      0.79 - 1.06     4,836,641

  FTVIPT Mutual Global                2013         3,544             2.53         8,983
     Discovery Securities Investment  2012         3,365             1.99         6,698
     Option (Commenced 11/10/2008     2011         3,377             1.76         5,941
     and began transactions in 2010)  2010         3,292             1.82         5,980

  FTVIPT Templeton Developing         2013       777,882             3.47     2,701,819
     Markets Securities               2012     1,550,475      3.50 - 3.53     5,446,265
     Investment Option                2011     1,966,758      3.10 - 3.12     6,115,767
                                      2010     2,841,412      3.69 - 3.70    10,522,048
                                      2009     3,303,926      3.10 - 3.16    10,426,067

  FTVIPT Templeton Foreign            2013     6,364,237      2.13 - 2.18    13,801,374
     Securities Investment Option     2012     5,580,914      1.72 - 1.78     9,861,373
                                      2011    12,078,613      1.46 - 1.50    18,086,432
                                      2010    11,816,253      1.66 - 1.69    19,835,410
                                      2009    12,124,687      1.52 - 1.56    18,811,498

  FTVIPT Templeton Global             2013     8,664,961      2.37 - 2.39    20,626,283
     Bond Securities Investment       2012     8,941,738      2.33 - 2.35    20,932,837
     Option                           2011     5,226,779             2.03    10,610,103
                                      2010     5,355,288      2.04 - 2.05    10,962,154
                                      2009     4,511,787      1.77 - 1.79     8,069,524

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  Fidelity VIP Index 500              2013       1.97         0.10 - 0.25        31.91 - 32.11
     Investment Option                2012       2.42         0.10 - 0.25        15.62 - 15.80
                                      2011       2.05         0.15 - 0.20          1.85 - 1.86
                                      2010       1.95         0.15 - 0.20        14.76 - 14.85
                                      2009       2.56         0.15 - 0.20        26.37 - 26.48

  Fidelity VIP Investment             2013       2.39         0.15 - 0.20      (2.09) - (2.04)
     Grade Bond Investment Option     2012       2.49         0.15 - 0.20          5.56 - 5.61
                                      2011       3.48                0.20                 6.97
                                      2010       3.34                0.20                 7.49
                                      2009       0.04                0.20                15.41

  Fidelity VIP Mid Cap                2013       0.27         0.10 - 0.35        35.39 - 35.73
     Investment Option                2012       0.37         0.10 - 0.35        14.16 - 14.45
                                      2011       0.02         0.10 - 0.45    (11.15) - (10.93)
                                      2010       0.12         0.10 - 0.35        28.12 - 28.41
                                      2009       0.42         0.10 - 0.45        39.11 - 39.59

  Fidelity VIP Overseas               2013       1.07         0.20 - 0.25        29.84 - 29.91
     Investment Option                2012       1.73         0.15 - 0.25        20.08 - 20.20
                                      2011       0.90         0.15 - 0.25    (17.55) - (17.43)
                                      2010       1.13         0.20 - 0.25        12.59 - 12.63
                                      2009       1.61         0.15 - 0.20        25.84 - 26.01

  FTVIPT Franklin Small-Mid           2013         --                0.20                37.88
     Cap Growth Securities            2012         --         0.10 - 0.25        10.57 - 10.74
     Investment Option                2011         --         0.10 - 0.25      (5.15) - (4.95)
                                      2010         --         0.10 - 0.25        27.35 - 27.50
                                      2009         --         0.10 - 0.25        43.14 - 43.35

  FTVIPT Mutual Global                2013       2.27                0.20                27.36
     Discovery Securities Investment  2012       2.67                0.20                13.13
     Option (Commenced 11/10/2008     2011       2.19                0.20               (3.19)
     and began transactions in 2010)  2010         --                0.20                11.75

  FTVIPT Templeton Developing         2013       2.29                0.20               (1.12)
     Markets Securities               2012       1.38         0.15 - 0.25        12.88 - 12.99
     Investment Option                2011       0.95         0.15 - 0.25    (16.07) - (15.98)
                                      2010       1.76         0.20 - 0.25        17.29 - 17.36
                                      2009       4.53         0.20 - 0.45        71.78 - 72.27

  FTVIPT Templeton Foreign            2013       2.41         0.15 - 0.35        22.54 - 22.79
     Securities Investment Option     2012       2.73         0.15 - 0.45        17.70 - 18.05
                                      2011       1.75         0.15 - 0.45    (11.02) - (10.79)
                                      2010       1.91         0.15 - 0.35          8.02 - 8.22
                                      2009       3.02         0.15 - 0.45        36.50 - 36.91

  FTVIPT Templeton Global             2013       4.83         0.15 - 0.25          1.63 - 1.74
     Bond Securities Investment       2012       6.64         0.15 - 0.25        15.02 - 15.14
     Option                           2011       5.63         0.20 - 0.25      (0.83) - (0.78)
                                      2010       1.63         0.20 - 0.25        14.38 - 14.45
                                      2009      13.56         0.20 - 0.45        18.51 - 18.75

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31
                                         ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO          NET
                                             UNITS         HIGHEST ($)     ASSETS ($)
                                         -------------  ----------------  ------------
  Invesco V.I. Global Real         2013      3,117,874       2.87 - 2.90     9,041,768
     Estate Investment Option      2012      3,077,644       2.80 - 2.83     8,703,294
                                   2011      2,403,226       2.19 - 2.21     5,313,931
                                   2010      1,986,828       2.35 - 2.37     4,706,232
                                   2009      1,670,231       2.00 - 2.02     3,371,572

  Invesco V.I. International       2013     16,142,463       2.02 - 2.04    32,694,293
     Growth Investment Option      2012     12,773,638       1.70 - 1.72    21,792,090
                                   2011      8,403,545       1.47 - 1.49    12,445,526
                                   2010     13,628,267       1.58 - 1.60    21,646,040
                                   2009     17,277,737       1.41 - 1.42    24,378,054

  Janus Aspen Enterprise           2013      1,340,920       7.05 - 7.12     9,522,990
     Investment Option             2012      1,006,943       5.35 - 5.40     5,432,005
                                   2011        956,170              4.62     4,419,928
                                   2010        874,863              4.71     4,118,176
                                   2009        750,846              3.76     2,820,064

  Janus Aspen Global Research      2013      1,039,250              0.92       953,601
     Investment Option             2012        950,233       0.71 - 0.72       682,144
                                   2011        894,941              0.60       536,965
                                   2010      1,473,457              0.70     1,028,025
                                   2009      1,502,827       0.60 - 0.61       910,095

  Janus Aspen Global               2013      6,945,675       0.85 - 1.60     7,015,424
     Technology Investment Option  2012      6,484,391       0.62 - 1.18     4,823,592
                                   2011      6,629,075       0.53 - 0.99     4,232,324
                                   2010      7,497,336       0.58 - 1.09     5,467,249
                                   2009      3,303,156       0.46 - 0.47     1,540,910

  Janus Aspen Overseas             2013      1,063,469       6.71 - 6.79     7,216,376
     Investment Option             2012      1,063,202       5.89 - 5.95     6,322,582
                                   2011      1,471,060       5.21 - 5.26     7,727,720
                                   2010      1,372,128       7.73 - 7.79    10,664,969
                                   2009        752,604       6.19 - 6.24     4,694,826

  Janus Aspen Perkins Mid Cap      2013      5,729,739       2.76 - 2.80    15,962,918
     Value Investment Option       2012      5,195,118       2.20 - 2.23    11,520,895
                                   2011      5,012,020       2.00 - 2.01    10,046,177
                                   2010      5,818,949       2.06 - 2.08    12,037,884
                                   2009      6,696,673       1.79 - 1.80    12,029,922

  LMPVET ClearBridge Variable      2013      1,561,722              2.63     4,111,627
     Aggressive Growth Investment  2012        514,200       1.78 - 1.79       917,901
     Option                        2011      1,091,033       1.50 - 1.51     1,643,064
                                   2010      1,169,545              1.47     1,722,228
                                   2009        886,193              1.18     1,046,231

  LMPVET ClearBridge Variable      2013        893,623       2.28 - 2.29     2,047,762
     All Cap Value Investment      2012      1,285,368       1.73 - 1.74     2,235,101
     Option                        2011      1,429,576       1.51 - 1.52     2,165,907
                                   2010      2,043,961       1.61 - 1.62     3,308,244
                                   2009      2,301,724              1.39     3,201,777

                                                    FOR THE YEAR ENDED DECEMBER 31
                                         ---------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                             INCOME          LOWEST TO         LOWEST TO
                                            RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          -------------  ----------------  -----------------
  Invesco V.I. Global Real         2013       3.72          0.15 - 0.25          2.46 - 2.56
     Estate Investment Option      2012       0.58          0.15 - 0.25        27.80 - 27.93
                                   2011       3.92          0.15 - 0.25      (6.73) - (6.63)
                                   2010       5.05          0.15 - 0.25        17.22 - 17.34
                                   2009         --          0.15 - 0.25        31.24 - 31.33

  Invesco V.I. International       2013       1.21          0.10 - 0.25        18.72 - 18.89
     Growth Investment Option      2012       1.73          0.10 - 0.25        15.24 - 15.42
                                   2011       1.55          0.10 - 0.25      (7.01) - (6.83)
                                   2010       2.27          0.10 - 0.25        12.58 - 12.74
                                   2009       1.19          0.10 - 0.25        34.90 - 35.08

  Janus Aspen Enterprise           2013       0.38          0.15 - 0.20        31.77 - 31.84
     Investment Option             2012         --          0.15 - 0.20        16.75 - 16.81
                                   2011         --                 0.15               (1.78)
                                   2010         --                 0.15                25.32
                                   2009         --                 0.15                44.24

  Janus Aspen Global Research      2013       1.14                 0.20                27.82
     Investment Option             2012       0.82          0.20 - 0.25        19.56 - 19.62
                                   2011       0.43          0.20 - 0.25    (14.16) - (14.10)
                                   2010       0.49          0.20 - 0.25        15.26 - 15.35
                                   2009       1.08          0.20 - 0.25        37.05 - 37.10

  Janus Aspen Global               2013         --          0.10 - 0.20        35.12 - 35.25
     Technology Investment Option  2012         --          0.10 - 0.25        18.85 - 19.03
                                   2011         --          0.10 - 0.25      (8.85) - (8.74)
                                   2010         --          0.10 - 0.25        23.98 - 24.23
                                   2009         --          0.20 - 0.25        56.23 - 56.71

  Janus Aspen Overseas             2013       3.16          0.15 - 0.25        14.00 - 14.11
     Investment Option             2012       0.56          0.15 - 0.25        12.90 - 13.01
                                   2011       0.42          0.15 - 0.25    (32.50) - (32.43)
                                   2010       0.59          0.15 - 0.25        24.72 - 24.84
                                   2009       0.41          0.15 - 0.25        78.60 - 78.77

  Janus Aspen Perkins Mid Cap      2013       1.12          0.10 - 0.25        25.49 - 25.68
     Value Investment Option       2012       0.86          0.10 - 0.25        10.51 - 10.68
                                   2011       0.56          0.10 - 0.20      (3.15) - (3.08)
                                   2010       0.51          0.10 - 0.20        15.14 - 15.26
                                   2009       0.34          0.10 - 0.20        32.59 - 32.79

  LMPVET ClearBridge Variable      2013       0.31                 0.20                47.48
     Aggressive Growth Investment  2012       0.26          0.20 - 0.25        18.43 - 18.48
     Option                        2011       0.19          0.20 - 0.25          2.25 - 2.31
                                   2010       0.16          0.20 - 0.25        24.66 - 24.72
                                   2009         --          0.20 - 0.25        34.25 - 34.36

  LMPVET ClearBridge Variable      2013       1.14          0.20 - 0.25        31.84 - 31.90
     All Cap Value Investment      2012       1.69          0.20 - 0.25        14.69 - 14.75
     Option                        2011       1.19          0.20 - 0.25      (6.45) - (6.36)
                                   2010       1.68          0.20 - 0.25                16.31
                                   2009       1.71          0.20 - 0.25        29.05 - 29.13

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  LMPVET ClearBridge Variable         2013         9,975             1.89        18,895
     Appreciation Investment          2012         9,909      1.45 - 1.46        14,468
     Option                           2011        14,259             1.26        17,931
                                      2010        12,768             1.23        15,691
                                      2009        12,876             1.09        14,084

  LMPVET ClearBridge Variable         2013       749,098             2.05     1,538,470
     Equity Income Investment         2012       715,750      1.63 - 1.65     1,169,541
     Option                           2011       737,454      1.43 - 1.45     1,057,679
                                      2010       730,587      1.33 - 1.35       973,126
                                      2009       725,743      1.19 - 1.20       862,841

  LMPVET ClearBridge Variable         2013     2,417,134             1.49     3,612,955
     Large Cap Growth Investment      2012       559,193      1.09 - 1.32       607,532
     Option                           2011       628,464      0.90 - 1.10       570,977
                                      2010       640,814      0.91 - 1.11       588,978
                                      2009       976,867      0.83 - 1.04       817,081

  LMPVET ClearBridge Variable         2013     1,332,127      2.18 - 2.39     2,952,656
     Large Cap Value Investment       2012     1,581,231      1.65 - 1.81     2,656,485
     Option                           2011     1,400,989      1.42 - 1.56     2,075,430
                                      2010     3,106,336      1.35 - 1.49     4,337,297
                                      2009     2,708,403      1.24 - 1.37     3,468,159

  LMPVET Investment Counsel           2013        77,943             1.41       109,661
     Variable Social Awareness        2012       291,002      1.19 - 1.24       345,595
     Investment Option                2011       354,583      1.07 - 1.12       381,284
                                      2010       475,419      1.08 - 1.12       512,291
                                      2009       504,837      0.96 - 1.00       486,020

  LMPVIT Western Asset                2013     5,932,110             1.77    10,471,633
     Variable Global High Yield       2012     5,164,652             1.67     8,600,466
     Bond Investment Option           2011     4,495,617      1.41 - 1.42     6,342,714
                                      2010     4,275,102      1.39 - 1.40     5,944,890
                                      2009     4,324,597      1.21 - 1.22     5,246,026

  LMPVIT Western Asset                2013       440,569             2.03       893,891
     Variable Strategic Bond          2012       565,286      2.06 - 2.13     1,163,124
     Investment Option                2011       667,871      1.91 - 1.98     1,286,656
                                      2010       692,816      1.79 - 1.86     1,249,766
                                      2009       889,180      1.61 - 1.67     1,435,990

  MFS VIT Global Equity               2013           222             2.48           550
     Investment Option
     (Commenced 11/10/2008
     and began transactions in 2013)

  MFS VIT New Discovery               2013     1,879,199      1.97 - 2.00     3,742,256
     Investment Option                2012     1,348,689      1.40 - 1.42     1,900,245
     (Commenced 11/10/2008            2011        16,368             1.16        18,912
     and began transactions in 2010)  2010        16,381             1.29        21,135

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  LMPVET ClearBridge Variable         2013       1.27                0.20                29.74
     Appreciation Investment          2012       1.91         0.20 - 0.25        15.66 - 15.72
     Option                           2011       1.76         0.20 - 0.25          2.28 - 2.44
                                      2010       1.63         0.20 - 0.25        12.34 - 12.41
                                      2009       2.18                0.25                21.83

  LMPVET ClearBridge Variable         2013       1.77                0.20                25.69
     Equity Income Investment         2012       2.97         0.20 - 0.25        13.92 - 13.98
     Option                           2011       3.40         0.20 - 0.25          7.58 - 7.74
                                      2010       4.09         0.20 - 0.25        11.99 - 12.04
                                      2009       3.28         0.20 - 0.25        22.60 - 22.68

  LMPVET ClearBridge Variable         2013       1.06                0.20                37.58
     Large Cap Growth Investment      2012       0.67         0.20 - 0.25        20.05 - 20.11
     Option                           2011       0.44         0.20 - 0.25      (0.90) - (0.77)
                                      2010       0.11         0.20 - 0.25          9.57 - 9.62
                                      2009       0.33         0.20 - 0.45        41.65 - 42.02

  LMPVET ClearBridge Variable         2013       1.50         0.20 - 0.25        32.04 - 32.10
     Large Cap Value Investment       2012       2.76         0.20 - 0.25        16.21 - 16.27
     Option                           2011       1.47         0.20 - 0.25          4.69 - 4.73
                                      2010       3.11         0.20 - 0.25          9.21 - 9.23
                                      2009       1.99         0.20 - 0.25        24.20 - 24.30

  LMPVET Investment Counsel           2013       0.38                0.20                18.47
     Variable Social Awareness        2012       1.30         0.20 - 0.25        10.44 - 10.49
     Investment Option                2011       0.86         0.20 - 0.25      (0.27) - (0.19)
                                      2010       1.27         0.20 - 0.25        11.85 - 11.95
                                      2009       1.45         0.20 - 0.25        22.55 - 22.59

  LMPVIT Western Asset                2013       6.80         0.20 - 0.25          6.00 - 6.06
     Variable Global High Yield       2012       7.70         0.20 - 0.25        18.03 - 18.09
     Bond Investment Option           2011       7.47         0.20 - 0.25          1.44 - 1.51
                                      2010       8.95         0.20 - 0.25        14.67 - 14.72
                                      2009      11.40         0.20 - 0.25        55.12 - 55.30

  LMPVIT Western Asset                2013       2.08                0.20               (1.39)
     Variable Strategic Bond          2012       2.61         0.20 - 0.25          7.50 - 7.55
     Investment Option                2011       3.73         0.20 - 0.25          6.62 - 6.63
                                      2010       2.53         0.20 - 0.25        11.52 - 11.64
                                      2009       5.36         0.20 - 0.25        21.52 - 21.56

  MFS VIT Global Equity               2013       0.87                0.20                27.56
     Investment Option
     (Commenced 11/10/2008
     and began transactions in 2013)

  MFS VIT New Discovery               2013         --         0.10 - 0.20        41.24 - 41.38
     Investment Option                2012         --         0.10 - 0.20        20.98 - 21.10
     (Commenced 11/10/2008            2011         --                0.20              (10.47)
     and began transactions in 2010)  2010         --                0.20                36.08

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                        -------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO         NET
                                            UNITS        HIGHEST ($)    ASSETS ($)
                                        ------------  ---------------  ------------
  MIST BlackRock High Yield       2013    10,137,311      2.87 - 3.13    30,155,639
     Investment Option            2012    10,026,392      2.61 - 2.86    27,197,499
                                  2011    10,075,267      2.24 - 2.45    23,458,258
                                  2010    11,234,671      2.19 - 2.39    25,706,919
                                  2009     9,532,003      1.85 - 2.06    18,734,894

  MIST BlackRock Large Cap        2013       785,368             1.17       916,841
     Core Investment Option       2012       642,519      0.87 - 1.11       560,176
                                  2011    11,344,397      0.77 - 0.98    10,969,668
                                  2010     9,846,995      0.77 - 0.98     9,555,864
                                  2009    11,114,377      0.69 - 0.87     9,548,809

  MIST Clarion Global Real        2013     7,023,741      2.59 - 3.53    21,562,126
     Estate Investment Option     2012     6,856,223      2.51 - 3.41    20,314,628
                                  2011     6,277,105      1.99 - 2.70    14,608,680
                                  2010     5,943,976      2.11 - 2.86    14,763,665
                                  2009     5,730,394      1.82 - 2.47    12,410,388

  MIST ClearBridge Aggressive     2013    11,110,525      1.09 - 1.98    19,547,855
     Growth II Investment Option  2012    14,102,468      0.85 - 1.54    18,592,301
                                  2011    19,035,386      0.69 - 1.25    19,845,813
                                  2010    20,074,904      0.75 - 1.35    22,164,389
                                  2009    18,380,985      0.68 - 1.24    19,077,489

  MIST Harris Oakmark             2013     6,583,721      1.88 - 2.35    13,482,390
     International Investment     2012     5,846,415      1.44 - 1.81     9,271,503
     Option                       2011     4,246,223      1.12 - 1.40     5,508,033
                                  2010     6,021,081      1.30 - 1.62     8,667,146
                                  2009     5,974,481      1.12 - 1.40     7,417,949

  MIST Invesco Mid Cap Value      2013     2,515,776             1.50     3,779,958
     Investment Option            2012     2,268,754      1.15 - 1.16     2,621,267
                                  2011     6,408,309             1.01     6,467,659
                                  2010     6,748,844             1.05     7,087,154
                                  2009     6,843,520             0.84     5,736,696

  MIST Invesco Small Cap          2013     1,118,510      2.52 - 2.54     2,829,964
     Growth Investment Option     2012     1,032,114      1.79 - 1.81     1,861,749
                                  2011       394,435             1.52       600,099
                                  2010       118,587      1.53 - 1.54       182,234
                                  2009       122,868             1.22       149,614

  MIST Loomis Sayles Global       2013     2,288,705      2.22 - 2.23     5,092,929
     Markets Investment Option    2012     2,333,575      1.90 - 1.91     4,436,550
                                  2011     2,355,278             1.63     3,829,065
                                  2010     2,788,525      1.65 - 1.66     4,601,659
                                  2009     2,781,628      1.35 - 1.36     3,759,496

  MIST Lord Abbett Bond           2013       341,509             2.46       841,186
     Debenture Investment Option  2012       325,482      2.28 - 2.61       742,654
                                  2011       298,007      2.02 - 2.31       617,615
                                  2010       382,147      1.93 - 2.21       753,286
                                  2009       409,494      1.71 - 1.96       712,837

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  MIST BlackRock High Yield       2013       5.89       (0.01) - 0.14          9.61 - 9.77
     Investment Option            2012       6.72       (0.01) - 0.14        16.63 - 16.81
                                  2011       6.42       (0.01) - 0.14          2.34 - 2.50
                                  2010       6.60       (0.01) - 0.14        15.94 - 16.13
                                  2009       5.71         0.01 - 0.34        46.73 - 47.27

  MIST BlackRock Large Cap        2013       1.39                0.20                33.90
     Core Investment Option       2012       1.46         0.20 - 0.25        13.22 - 13.28
                                  2011       0.97         0.20 - 0.25                 0.00
                                  2010       1.25         0.20 - 0.25        12.31 - 12.41
                                  2009       0.98         0.25 - 0.45        18.88 - 18.92

  MIST Clarion Global Real        2013       7.02         0.10 - 0.35          3.40 - 3.66
     Estate Investment Option     2012       2.23         0.10 - 0.35        25.85 - 26.17
                                  2011       4.05         0.10 - 0.45      (5.59) - (5.37)
                                  2010       8.33         0.10 - 0.35        15.87 - 16.18
                                  2009       3.59         0.10 - 0.45        34.54 - 34.98

  MIST ClearBridge Aggressive     2013       0.85         0.15 - 0.35        28.66 - 28.92
     Growth II Investment Option  2012       0.44         0.15 - 0.35        22.40 - 22.65
                                  2011       1.78         0.15 - 0.45      (7.61) - (7.46)
                                  2010       1.73         0.15 - 0.35          9.30 - 9.55
                                  2009         --         0.15 - 0.45        42.48 - 42.89

  MIST Harris Oakmark             2013       2.68         0.15 - 0.25        30.48 - 30.61
     International Investment     2012       1.83         0.10 - 0.25        29.15 - 29.34
     Option                       2011       0.03         0.10 - 0.25    (14.18) - (14.07)
                                  2010       2.06         0.15 - 0.25        16.38 - 16.46
                                  2009       6.28         0.10 - 0.25        55.12 - 55.39

  MIST Invesco Mid Cap Value      2013       0.68                0.20                30.04
     Investment Option            2012       0.35         0.15 - 0.25        14.41 - 14.52
                                  2011       0.54         0.15 - 0.25      (4.01) - (3.89)
                                  2010       0.59         0.20 - 0.25        25.21 - 25.30
                                  2009       2.14         0.20 - 0.25        26.20 - 26.24

  MIST Invesco Small Cap          2013       0.42         0.15 - 0.20        40.25 - 40.32
     Growth Investment Option     2012         --         0.15 - 0.25        18.21 - 18.33
                                  2011         --         0.20 - 0.25      (1.11) - (1.04)
                                  2010         --         0.20 - 0.25        26.15 - 26.27
                                  2009         --         0.20 - 0.25        33.85 - 33.92

  MIST Loomis Sayles Global       2013       2.52         0.20 - 0.25        17.05 - 17.11
     Markets Investment Option    2012       2.54         0.20 - 0.25        16.94 - 17.00
                                  2011       2.64         0.20 - 0.25      (1.52) - (1.45)
                                  2010       3.27         0.20 - 0.25        22.13 - 22.14
                                  2009       2.31         0.20 - 0.25        40.58 - 40.71

  MIST Lord Abbett Bond           2013       7.41                0.20                 7.95
     Debenture Investment Option  2012       6.72         0.20 - 0.25        12.91 - 12.97
                                  2011       5.92         0.20 - 0.25          4.57 - 4.61
                                  2010       6.37         0.20 - 0.25        12.86 - 12.99
                                  2009       8.84         0.20 - 0.25        36.78 - 36.83

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  MIST MetLife Aggressive             2013     1,240,374      1.67 - 1.68     2,077,257
     Strategy Investment Option       2012       932,393      1.29 - 1.30     1,209,197
     (Commenced 5/2/2011)             2011     2,175,165      1.11 - 1.12     2,424,154

  MIST MFS Emerging Markets           2013     2,555,160      1.74 - 2.38     4,455,744
     Equity Investment Option         2012     2,636,439      1.83 - 2.50     4,900,459
                                      2011     2,380,983      1.54 - 2.11     3,709,810
                                      2010     3,027,112      1.89 - 2.59     6,190,495
                                      2009     3,093,070      1.53 - 2.09     5,038,330

  MIST MFS Research                   2013     1,465,255             1.81     2,646,952
     International Investment         2012     2,154,413      1.51 - 1.52     3,269,996
     Option                           2011     2,249,226             1.30     2,930,632
                                      2010     2,697,454             1.46     3,944,359
                                      2009     2,643,562      1.31 - 1.32     3,476,840

  MIST Morgan Stanley Mid Cap         2013     2,260,234      2.59 - 2.62     5,893,672
     Growth Investment Option         2012     1,999,426      1.86 - 1.88     3,749,773
     (Commenced 4/28/2008             2011        36,970             1.71        63,321
     and began transactions in 2011)

  MIST Oppenheimer Global Equity      2013       452,529             2.01       908,317
     Investment Option                2012       460,661             1.58       728,873
                                      2011       351,143      1.30 - 1.31       459,426
                                      2010       329,921             1.43       472,200
                                      2009       244,968      1.22 - 1.24       303,047

  MIST PIMCO Inflation                2013    18,010,325      1.66 - 1.71    30,554,008
     Protected Bond Investment        2012    17,297,280      1.82 - 1.88    32,276,064
     Option                           2011    11,515,228      1.67 - 1.72    19,671,526
                                      2010     9,998,970      1.52 - 1.55    15,365,358
                                      2009    12,081,160      1.40 - 1.43    17,226,457

  MIST Pioneer Fund                   2013        46,033             1.48        68,156
     Investment Option                2012       333,210      1.11 - 1.12       371,470
                                      2011       551,840      1.01 - 1.02       558,598
                                      2010       737,980      1.06 - 1.07       783,816
                                      2009       790,518      0.91 - 0.92       723,794

  MIST Pioneer Strategic              2013       966,132             2.48     2,397,668
     Income Investment Option         2012       874,740      2.45 - 2.48     2,142,114
                                      2011       749,260      2.20 - 2.23     1,647,071
                                      2010       641,547      2.13 - 2.16     1,363,634
                                      2009           711      1.90 - 1.93         1,366

  MIST T. Rowe Price Large            2013     2,793,421             1.81     5,051,505
     Cap Value Investment Option      2012     2,037,242             1.35     2,759,439
                                      2011     2,122,113      1.14 - 1.15     2,440,874
                                      2010     2,097,757             1.20     2,518,718
                                      2009     2,147,980      1.01 - 1.03     2,208,403

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  MIST MetLife Aggressive             2013       0.71         0.20 - 0.25        29.18 - 29.25
     Strategy Investment Option       2012       0.79         0.20 - 0.25        16.45 - 16.51
     (Commenced 5/2/2011)             2011         --         0.20 - 0.25    (13.70) - (13.67)

  MIST MFS Emerging Markets           2013       1.33         0.20 - 0.25      (5.04) - (4.99)
     Equity Investment Option         2012       0.97         0.20 - 0.25        18.80 - 18.86
                                      2011       1.51         0.20 - 0.25    (18.61) - (18.58)
                                      2010       1.21         0.20 - 0.25        23.69 - 23.71
                                      2009       1.96         0.20 - 0.25        68.73 - 68.92

  MIST MFS Research                   2013       2.70                0.20                19.02
     International Investment         2012       1.87         0.20 - 0.25        16.41 - 16.47
     Option                           2011       1.87         0.20 - 0.25    (10.93) - (10.88)
                                      2010       1.65         0.20 - 0.25        11.07 - 11.18
                                      2009       3.40         0.20 - 0.25        31.24 - 31.26

  MIST Morgan Stanley Mid Cap         2013       0.76         0.15 - 0.25        38.96 - 39.09
     Growth Investment Option         2012         --         0.15 - 0.25          9.28 - 9.39
     (Commenced 4/28/2008             2011       0.01                0.20               (6.85)
     and began transactions in 2011)

  MIST Oppenheimer Global Equity      2013       1.88                0.20                15.51
     Investment Option                2012       1.36         0.20 - 0.25        20.87 - 20.93
                                      2011       1.71         0.20 - 0.25      (8.69) - (8.60)
                                      2010       1.25         0.20 - 0.25        15.64 - 15.68
                                      2009       2.20         0.20 - 0.25        39.27 - 39.46

  MIST PIMCO Inflation                2013       2.05         0.10 - 0.35      (9.30) - (9.07)
     Protected Bond Investment        2012       3.21         0.10 - 0.45          8.83 - 9.22
     Option                           2011       1.87         0.10 - 0.45        10.96 - 11.38
                                      2010       2.44         0.10 - 0.35          7.67 - 7.89
                                      2009       5.99         0.10 - 0.45        17.85 - 18.23

  MIST Pioneer Fund                   2013       4.60                0.20                32.81
     Investment Option                2012       1.71         0.20 - 0.25        10.31 - 10.37
                                      2011       1.47         0.20 - 0.25      (4.77) - (4.72)
                                      2010       1.41         0.20 - 0.25        15.94 - 15.97
                                      2009       0.02         0.20 - 0.25        23.59 - 23.68

  MIST Pioneer Strategic              2013       5.03                0.20                 1.34
     Income Investment Option         2012       4.89         0.20 - 0.25        11.34 - 11.40
                                      2011       4.71         0.20 - 0.25          3.38 - 3.39
                                      2010       6.72         0.20 - 0.25        11.92 - 11.95
                                      2009       5.55         0.20 - 0.25        32.76 - 32.89

  MIST T. Rowe Price Large            2013       1.21                0.20                33.51
     Cap Value Investment Option      2012       1.44         0.20 - 0.25        17.68 - 17.74
                                      2011       0.63         0.15 - 0.25      (4.26) - (4.25)
                                      2010       1.02         0.20 - 0.25        16.80 - 16.83
                                      2009       2.19         0.20 - 0.45        17.76 - 18.16

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  MIST T. Rowe Price Mid Cap          2013     2,765,828             1.85     5,124,339
     Growth Investment Option         2012     2,786,153             1.36     3,776,527
                                      2011     2,810,315             1.19     3,350,266
                                      2010     3,260,105             1.21     3,949,437
                                      2009     1,699,076             0.95     1,610,379

  MIST Third Avenue Small Cap         2013     2,285,362      2.92 - 3.10     6,989,184
     Value Investment Option          2012     2,043,921      2.21 - 2.35     4,721,800
                                      2011     4,333,007      1.98 - 1.99     8,617,621
                                      2010     4,411,948      2.18 - 2.20     9,656,765
                                      2009     4,940,545             1.83     9,040,020

  MSF Baillie Gifford                 2013            24             1.67            39
     International Stock Investment   2012           269             1.45           390
     Option (Commenced 4/28/2008      2011            --             1.21            --
     and began transactions in 2010)  2010        24,971             1.52        37,895

  MSF Barclays Aggregate Bond         2013       701,179      2.02 - 2.04     1,424,446
     Index Investment Option          2012        38,598             2.07        80,088
     (Commenced 4/28/2008             2011        80,790             2.00       161,665
     and began transactions in 2011)

  MSF BlackRock Bond Income           2013       430,167             1.73       744,606
     Investment Option                2012       484,394      1.74 - 1.75       846,636
                                      2011       982,555      1.62 - 1.63     1,596,124
                                      2010     3,386,772      1.52 - 1.53     5,166,626
                                      2009     3,014,799      1.41 - 1.42     4,256,871

  MSF BlackRock Capital               2013     1,429,574             0.99     1,411,332
     Appreciation Investment          2012     1,332,908      0.74 - 0.95       982,376
     Option (Commenced 5/4/2009)      2011     2,154,795      0.65 - 0.84     1,515,367
                                      2010     3,590,400      0.71 - 0.92     2,884,840
                                      2009     3,503,546      0.59 - 0.77     2,381,316

  MSF BlackRock Diversified           2013       422,460      1.60 - 1.74       701,355
     Investment Option                2012       449,193      1.33 - 1.45       627,630
                                      2011       589,455      1.19 - 1.29       743,559
                                      2010       647,025      1.15 - 1.25       785,127
                                      2009       605,158      1.05 - 1.14       669,882

  MSF BlackRock Large Cap             2013     3,378,816             1.88     6,340,854
     Value Investment Option          2012     3,150,383      1.42 - 1.43     4,494,332
                                      2011     3,121,209             1.25     3,912,828
                                      2010     3,001,173             1.23     3,692,296
                                      2009     2,514,588             1.13     2,844,443

  MSF BlackRock Money Market          2013   107,092,068      1.17 - 1.31   137,737,900
     Investment Option                2012    91,526,567      1.18 - 1.31   117,926,475
                                      2011   131,830,606      1.18 - 1.31   169,834,217
                                      2010   115,841,769      1.19 - 1.32   149,581,427
                                      2009   119,127,805      1.19 - 1.32   154,467,545

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  MIST T. Rowe Price Mid Cap          2013       0.39                0.20                36.69
     Growth Investment Option         2012         --                0.20                13.70
                                      2011         --                0.20               (1.57)
                                      2010         --                0.20                27.74
                                      2009         --                0.20                45.62

  MIST Third Avenue Small Cap         2013       0.94         0.15 - 0.25        32.12 - 32.25
     Value Investment Option          2012         --         0.15 - 0.25        17.69 - 17.81
                                      2011       1.15         0.20 - 0.25      (9.20) - (9.16)
                                      2010       1.19         0.20 - 0.25        19.61 - 19.68
                                      2009       1.17         0.20 - 0.25        26.10 - 26.13

  MSF Baillie Gifford                 2013       3.26                0.20                15.31
     International Stock Investment   2012         --                0.20                19.28
     Option (Commenced 4/28/2008      2011         --                0.20              (20.03)
     and began transactions in 2010)  2010         --                0.20                 7.05

  MSF Barclays Aggregate Bond         2013         --         0.15 - 0.20      (2.52) - (2.47)
     Index Investment Option          2012       4.71                0.20                 3.69
     (Commenced 4/28/2008             2011         --                0.20                 7.29
     and began transactions in 2011)

  MSF BlackRock Bond Income           2013       4.06                0.20               (0.96)
     Investment Option                2012       2.49         0.20 - 0.25          7.28 - 7.33
                                      2011       2.61         0.20 - 0.25          6.30 - 6.34
                                      2010       3.60         0.20 - 0.25          8.09 - 8.12
                                      2009       6.75         0.20 - 0.25          9.22 - 9.26

  MSF BlackRock Capital               2013       0.80                0.20                33.95
     Appreciation Investment          2012       0.33         0.20 - 0.25        14.09 - 14.14
     Option (Commenced 5/4/2009)      2011       0.18         0.20 - 0.25      (9.14) - (9.13)
                                      2010       0.22         0.20 - 0.25        19.48 - 19.70
                                      2009         --         0.20 - 0.25        30.51 - 30.55

  MSF BlackRock Diversified           2013       2.61         0.20 - 0.25        20.29 - 20.35
     Investment Option                2012       2.42         0.20 - 0.25        12.09 - 12.15
                                      2011       2.37         0.20 - 0.25          3.53 - 3.58
                                      2010       1.85         0.20 - 0.25          9.39 - 9.46
                                      2009       4.64         0.20 - 0.25        16.94 - 16.98

  MSF BlackRock Large Cap             2013       1.17                0.15                31.55
     Value Investment Option          2012       1.38         0.15 - 0.20        13.74 - 13.80
                                      2011       0.95         0.15 - 0.20          1.88 - 1.95
                                      2010       0.83         0.15 - 0.20          8.70 - 8.75
                                      2009       1.21                0.15                10.88

  MSF BlackRock Money Market          2013         --         0.10 - 0.35      (0.35) - (0.10)
     Investment Option                2012         --         0.10 - 0.35      (0.35) - (0.10)
                                      2011         --         0.10 - 0.35      (0.34) - (0.08)
                                      2010       0.01         0.10 - 0.35      (0.34) - (0.08)
                                      2009       0.44         0.15 - 0.45        (0.08) - 0.25

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO          NET
                                                UNITS        HIGHEST ($)     ASSETS ($)
                                            ------------  ----------------  ------------
  MSF Frontier Mid Cap Growth         2013     3,131,215       0.95 - 1.46     3,081,873
     Investment Option                2012     5,274,470       0.71 - 1.11     3,862,460
                                      2011     6,478,884       0.65 - 1.00     4,781,205
                                      2010     7,093,972       0.67 - 1.04     5,641,801
                                      2009     6,778,241       0.58 - 0.90     4,638,079

  MSF Jennison Growth                 2013    13,719,416       2.20 - 2.24    30,443,959
     Investment Option                2012    13,359,394       1.61 - 1.64    21,671,295
     (Commenced 4/28/2008             2011     4,769,748       1.40 - 1.42     6,718,085
     and began transactions in 2010)  2010     1,031,991              1.40     1,442,007

  MSF MetLife Conservative            2013     1,085,394              1.53     1,656,739
     Allocation Investment Option     2012       650,811              1.47       955,436
                                      2011     1,594,265              1.35     2,153,181
                                      2010     1,462,237              1.31     1,916,597
                                      2009       897,775       1.19 - 1.20     1,071,088

  MSF MetLife Conservative to         2013     1,617,849       1.60 - 1.61     2,588,009
     Moderate Allocation              2012     1,244,720       1.44 - 1.46     1,799,094
     Investment Option                2011     1,433,429       1.30 - 1.31     1,864,271
                                      2010       598,406              1.29       772,226
                                      2009       510,449              1.16       591,856

  MSF MetLife Mid Cap Stock           2013     2,608,936       3.10 - 3.12     8,110,329
     Index Investment Option          2012     1,815,618       2.33 - 2.34     4,250,826
                                      2011     1,428,201       1.98 - 2.00     2,850,410
                                      2010     1,267,607       2.03 - 2.04     2,582,576
                                      2009     1,065,555       1.61 - 1.62     1,721,970

  MSF MetLife Moderate                2013     7,075,938       1.65 - 1.66    11,737,362
     Allocation Investment Option     2012     3,141,052              1.41     4,418,261
                                      2011     4,590,278       1.24 - 1.25     5,718,661
                                      2010     5,366,631              1.27     6,796,849
                                      2009     2,899,665              1.12     3,250,002

  MSF MetLife Moderate to             2013     1,691,470       1.66 - 1.67     2,805,611
     Aggressive Allocation            2012     1,515,344              1.34     2,027,726
     Investment Option                2011     1,947,123       1.16 - 1.17     2,265,029
                                      2010     1,826,496              1.21     2,213,036
                                      2009     1,798,633              1.06     1,903,593

  MSF MetLife Stock Index             2013     6,738,260       2.41 - 2.42    16,287,194
     Investment Option                2012     9,312,204       1.83 - 1.86    17,091,247
                                      2011    16,045,724       1.58 - 1.61    25,515,906
                                      2010    21,757,388       1.56 - 1.58    34,028,871
                                      2009    21,950,152       1.36 - 1.37    29,939,412

  MSF MFS Total Return                2013    12,330,018       1.96 - 2.34    28,169,711
     Investment Option                2012    12,141,753       1.65 - 1.98    23,474,854
                                      2011    13,227,382       1.49 - 1.78    23,034,074
                                      2010    15,551,878       1.46 - 1.75    26,638,450
                                      2009    14,788,424       1.57 - 1.59    23,354,946

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            -------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------
  MSF Frontier Mid Cap Growth         2013       1.04         0.20 - 0.25       32.30 - 32.36
     Investment Option                2012         --         0.20 - 0.25       10.60 - 10.66
                                      2011       0.20         0.20 - 0.25     (3.44) - (3.38)
                                      2010         --         0.20 - 0.25       14.87 - 14.97
                                      2009       0.06         0.20 - 0.25       48.93 - 48.97

  MSF Jennison Growth                 2013       0.41         0.10 - 0.25       36.66 - 36.86
     Investment Option                2012       0.21         0.10 - 0.25       15.49 - 15.67
     (Commenced 4/28/2008             2011       0.16         0.10 - 0.20         0.36 - 0.43
     and began transactions in 2010)  2010       0.64                0.20               11.40

  MSF MetLife Conservative            2013       2.42         0.20 - 0.25         4.03 - 4.08
     Allocation Investment Option     2012       4.18         0.20 - 0.25         8.91 - 8.96
                                      2011       2.42         0.20 - 0.25         2.98 - 3.05
                                      2010       3.65         0.20 - 0.25         9.73 - 9.88
                                      2009       2.98         0.15 - 0.25       20.24 - 20.30

  MSF MetLife Conservative to         2013       2.41         0.20 - 0.25       10.65 - 10.70
     Moderate Allocation              2012       3.07         0.15 - 0.25       11.18 - 11.29
     Investment Option                2011       2.05         0.15 - 0.25         0.78 - 0.93
                                      2010       3.31         0.20 - 0.25       11.22 - 11.37
                                      2009       2.90         0.15 - 0.25       23.38 - 23.44

  MSF MetLife Mid Cap Stock           2013       1.05         0.15 - 0.20       32.88 - 32.95
     Index Investment Option          2012       1.02         0.15 - 0.20       17.36 - 17.42
                                      2011       1.00         0.15 - 0.20     (2.07) - (2.06)
                                      2010       1.02         0.15 - 0.20       26.06 - 26.11
                                      2009       1.35         0.15 - 0.20       36.73 - 36.83

  MSF MetLife Moderate                2013       1.41         0.20 - 0.25       17.69 - 17.75
     Allocation Investment Option     2012       2.57         0.20 - 0.25       12.96 - 13.01
                                      2011       1.40         0.20 - 0.25     (1.66) - (1.58)
                                      2010       1.98         0.20 - 0.25       12.91 - 12.95
                                      2009       2.90         0.20 - 0.25       26.13 - 26.32

  MSF MetLife Moderate to             2013       1.46         0.20 - 0.25       24.00 - 24.06
     Aggressive Allocation            2012       2.37         0.20 - 0.25       15.10 - 15.15
     Investment Option                2011       1.46         0.20 - 0.25     (3.97) - (3.95)
                                      2010       2.31         0.20 - 0.25       14.37 - 14.53
                                      2009       2.26         0.20 - 0.25       28.80 - 28.87

  MSF MetLife Stock Index             2013       2.02         0.18 - 0.23       31.71 - 31.78
     Investment Option                2012       1.92         0.08 - 0.23       15.49 - 15.67
                                      2011       1.72         0.08 - 0.23         1.60 - 1.78
                                      2010       1.77         0.08 - 0.23       14.56 - 14.69
                                      2009       1.91         0.13 - 0.23       25.93 - 26.04

  MSF MFS Total Return                2013       2.32         0.10 - 0.25       18.46 - 18.64
     Investment Option                2012       2.66         0.10 - 0.25       11.08 - 11.25
                                      2011       2.51         0.10 - 0.25         1.95 - 2.13
                                      2010       2.88         0.10 - 0.25         9.60 - 9.73
                                      2009       4.32         0.20 - 0.25       18.09 - 18.15

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  MSF MFS Value Investment            2013    14,790,571      2.36 - 2.88    37,436,118
     Option                           2012    11,584,640      1.74 - 2.13    21,238,352
                                      2011     9,095,881      1.50 - 1.83    13,910,109
                                      2010     7,593,296      1.49 - 1.82    11,313,054
                                      2009     6,342,711      1.34 - 1.63     8,475,454

  MSF MSCI EAFE Index                 2013     1,292,798      1.93 - 1.96     2,518,688
     Investment Option                2012        37,870      1.59 - 1.61        60,260
     (Commenced 4/28/2008             2011            --             1.35            --
     and began transactions in 2010)  2010        25,177             1.54        38,789

  MSF Neuberger Berman                2013       182,232             2.35       428,093
     Genesis Investment Option
     (Commenced 4/29/2013)

  MSF Russell 2000 Index              2013    10,217,666      2.28 - 3.06    27,507,750
     Investment Option                2012    10,582,799      1.65 - 2.22    20,398,791
                                      2011    10,206,460      1.42 - 1.91    16,991,130
                                      2010    11,745,494      1.48 - 2.00    20,357,543
                                      2009     9,761,406      1.17 - 1.58    13,272,784

  MSF T. Rowe Price Large Cap         2013     2,141,302             1.69     3,614,841
     Growth Investment Option         2012     1,184,023      1.21 - 1.22     1,443,284
                                      2011       994,685      1.02 - 1.03     1,023,466
                                      2010     1,580,977      1.04 - 1.05     1,652,231
                                      2009     1,590,178      0.89 - 0.90     1,426,484

  MSF Western Asset                   2013       870,152             1.89     1,641,887
     Management U.S. Government       2012     1,308,616      1.90 - 1.91     2,488,830
     Investment Option                2011     1,720,774      1.84 - 1.85     3,168,321
                                      2010     2,916,768             1.75     5,097,375
                                      2009     4,652,479      1.65 - 1.66     7,684,722

  Oppenheimer VA Main Street          2013       567,044             3.14     1,778,793
     Small Cap Fund Investment        2012           791             2.23         1,763
     Option (Commenced 4/28/2008
     and began transactions in 2012)

  PIMCO - VIT Commodity               2013       849,964             1.20     1,019,262
     Real Return Strategy
     Investment Option
     (Commenced 4/29/2013)

  PIMCO VIT All Asset                 2013       434,681      1.97 - 1.98       856,423
     Investment Option                2012       283,081             1.97       557,372
     (Commenced 5/2/2011
     and began transactions in 2012)

  PIMCO VIT Long-Term U.S.            2013            13             2.64            35
     Government Investment Option     2012           113             3.04           343
     (Commenced 5/4/2009
     and began transactions in 2012)

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  MSF MFS Value Investment            2013       1.64         0.15 - 0.25        35.39 - 35.53
     Option                           2012       1.82         0.15 - 0.25        16.36 - 16.47
                                      2011       1.59         0.15 - 0.25          0.61 - 0.70
                                      2010       1.43         0.15 - 0.25        11.15 - 11.31
                                      2009         --         0.15 - 0.25        20.52 - 20.60

  MSF MSCI EAFE Index                 2013       2.41         0.10 - 0.20        21.62 - 21.74
     Investment Option                2012       0.81         0.10 - 0.20        18.09 - 18.21
     (Commenced 4/28/2008             2011         --                0.20              (12.72)
     and began transactions in 2010)  2010         --                0.20                 7.99

  MSF Neuberger Berman                2013         --                0.20                26.07
     Genesis Investment Option
     (Commenced 4/29/2013)

  MSF Russell 2000 Index              2013       1.57         0.10 - 0.35        38.07 - 38.42
     Investment Option                2012       1.16         0.10 - 0.35        15.94 - 16.23
                                      2011       1.07         0.10 - 0.45      (4.43) - (4.21)
                                      2010       1.04         0.10 - 0.35        26.50 - 26.84
                                      2009       2.15         0.15 - 0.45        25.43 - 25.83

  MSF T. Rowe Price Large Cap         2013       0.05                0.20                38.49
     Growth Investment Option         2012         --         0.20 - 0.25        18.38 - 18.44
                                      2011         --         0.20 - 0.25      (1.54) - (1.53)
                                      2010       0.07         0.20 - 0.25        16.46 - 16.50
                                      2009       0.33         0.20 - 0.25        42.65 - 42.83

  MSF Western Asset                   2013       2.74                0.05               (0.79)
     Management U.S. Government       2012       2.26         0.05 - 0.10          3.27 - 3.32
     Investment Option                2011       1.42         0.05 - 0.10          5.43 - 5.44
                                      2010       3.41         0.05 - 0.10          5.67 - 5.75
                                      2009       3.86         0.05 - 0.10          4.28 - 4.30

  Oppenheimer VA Main Street          2013       0.01                0.20                40.73
     Small Cap Fund Investment        2012         --                0.20                17.75
     Option (Commenced 4/28/2008
     and began transactions in 2012)

  PIMCO - VIT Commodity               2013         --                0.20              (12.76)
     Real Return Strategy
     Investment Option
     (Commenced 4/29/2013)

  PIMCO VIT All Asset                 2013       4.64         0.20 - 0.25          0.02 - 0.07
     Investment Option                2012       4.97                0.25                14.66
     (Commenced 5/2/2011
     and began transactions in 2012)

  PIMCO VIT Long-Term U.S.            2013       1.77                0.20              (13.12)
     Government Investment Option     2012       0.83                0.20                 4.22
     (Commenced 5/4/2009
     and began transactions in 2012)

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  PIMCO VIT Low Duration              2013    16,208,240      1.42 - 1.43    23,145,882
     Investment Option                2012    21,401,764      1.42 - 1.44    30,631,949
                                      2011    30,417,379      1.35 - 1.36    41,103,847
                                      2010    13,996,846             1.34    18,779,369
                                      2009    13,107,557      1.27 - 1.28    16,739,924

  PIMCO VIT Total Return              2013    59,493,998      2.01 - 2.08   123,244,117
     Investment Option                2012    75,858,226      2.06 - 2.12   160,642,753
                                      2011    79,157,129      1.88 - 1.94   153,229,315
                                      2010    99,258,002      1.83 - 1.88   185,834,822
                                      2009   100,124,315      1.69 - 1.74   173,692,771

  Pioneer VCT Emerging                2013     1,729,924      3.57 - 3.59     6,216,418
     Markets Investment Option        2012     1,661,923      3.66 - 3.68     6,114,968
                                      2011     1,638,756      3.29 - 3.30     5,407,530
                                      2010     1,540,411      4.31 - 4.33     6,664,200
                                      2009     1,342,316      3.74 - 3.75     5,031,343

  Pioneer VCT Mid Cap Value           2013       563,427      2.32 - 2.36     1,320,574
     Investment Option                2012       621,598      1.75 - 1.78     1,101,093
                                      2011       925,975      1.59 - 1.61     1,486,372
                                      2010     1,366,320      1.69 - 1.72     2,336,839
                                      2009     1,357,659      1.43 - 1.46     1,972,305

  Putnam VT International Value       2013           246             2.26           557
     Investment Option
     (Commenced 4/28/2008
     and began transactions in 2013)

  Putnam VT Multi-Cap Growth          2013        95,965             1.43       137,312
     Investment Option                2012       118,433      1.04 - 1.05       124,450
     (Commenced 2/17/2009)            2011       165,569             0.90       149,235
                                      2010       177,018             0.95       168,449
                                      2009       196,248      0.79 - 0.80       156,523

  Royce Micro-Cap Investment          2013     1,864,413             2.02     3,770,469
     Option                           2012     1,945,718      1.67 - 1.68     3,258,861
                                      2011     2,643,944      1.55 - 1.56     4,123,530
                                      2010     2,469,394      1.77 - 1.78     4,390,270
                                      2009     1,906,024             1.37     2,612,674

  Royce Small-Cap Investment          2013     6,154,980      2.19 - 2.20    13,501,627
     Option                           2012     6,590,192      1.62 - 1.63    10,744,967
                                      2011     6,838,809      1.44 - 1.45     9,928,402
                                      2010     7,811,677      1.50 - 1.51    11,744,727
                                      2009     8,011,958      1.24 - 1.25    10,011,781

  UIF Emerging Markets Debt           2013        21,364             3.03        64,638
     Investment Option                2012        20,606             3.32        68,459
     (Commenced 11/7/2008             2011            --             2.82            --
     and began transactions in 2010)  2010         2,557             2.64         6,756

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  -----------------
  PIMCO VIT Low Duration              2013       1.48         0.15 - 0.25      (0.38) - (0.28)
     Investment Option                2012       1.90         0.15 - 0.25          5.59 - 5.69
                                      2011       1.67         0.15 - 0.25          0.82 - 0.97
                                      2010       1.62         0.20 - 0.25          5.02 - 5.09
                                      2009       3.64         0.20 - 0.25        13.04 - 13.11

  PIMCO VIT Total Return              2013       2.18         0.10 - 0.35      (2.30) - (2.06)
     Investment Option                2012       2.57         0.10 - 0.45          9.10 - 9.48
                                      2011       2.63         0.10 - 0.45          3.17 - 3.53
                                      2010       2.42         0.10 - 0.35          7.73 - 7.97
                                      2009       5.18         0.10 - 0.45        13.48 - 13.96

  Pioneer VCT Emerging                2013       0.95         0.15 - 0.20      (2.39) - (2.34)
     Markets Investment Option        2012       0.21         0.15 - 0.20        11.44 - 11.49
                                      2011         --         0.15 - 0.20    (23.76) - (23.73)
                                      2010       0.34         0.15 - 0.20        15.36 - 15.45
                                      2009       0.85         0.15 - 0.20        73.69 - 73.76

  Pioneer VCT Mid Cap Value           2013       0.73         0.20 - 0.35        32.29 - 32.49
     Investment Option                2012       0.87         0.20 - 0.35        10.44 - 10.60
                                      2011       0.73         0.20 - 0.45      (6.15) - (6.01)
                                      2010       0.90         0.20 - 0.35        17.42 - 17.63
                                      2009       1.28         0.20 - 0.45        24.69 - 25.04

  Putnam VT International Value       2013         --                0.20                21.97
     Investment Option
     (Commenced 4/28/2008
     and began transactions in 2013)

  Putnam VT Multi-Cap Growth          2013       0.48                0.20                36.17
     Investment Option                2012       0.24         0.20 - 0.25        16.47 - 16.53
     (Commenced 2/17/2009)            2011       0.32         0.20 - 0.25      (5.28) - (5.25)
                                      2010       0.34         0.20 - 0.25        19.27 - 19.30
                                      2009       0.38         0.20 - 0.25                33.00

  Royce Micro-Cap Investment          2013       0.54                0.20                20.74
     Option                           2012         --         0.15 - 0.25          7.33 - 7.44
                                      2011       2.32         0.15 - 0.25    (12.35) - (12.23)
                                      2010       1.89         0.20 - 0.25        29.61 - 29.69
                                      2009         --         0.20 - 0.25        57.77 - 57.79

  Royce Small-Cap Investment          2013       1.08         0.15 - 0.20        34.48 - 34.55
     Option                           2012       0.11         0.15 - 0.25        12.22 - 12.33
                                      2011       0.32         0.15 - 0.25      (3.54) - (3.46)
                                      2010       0.12         0.15 - 0.25        20.26 - 20.40
                                      2009         --         0.15 - 0.25        34.78 - 34.99

  UIF Emerging Markets Debt           2013       4.05                0.20               (8.93)
     Investment Option                2012         --                0.20                17.72
     (Commenced 11/7/2008             2011         --                0.20                 6.81
     and began transactions in 2010)  2010         --                0.20                 9.54

       METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
          NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                          AS OF DECEMBER 31
                                            -------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO         NET
                                                UNITS        HIGHEST ($)    ASSETS ($)
                                            ------------  ---------------  ------------
  UIF Emerging Markets Equity         2013     6,278,183             2.02    12,661,218
     Investment Option                2012     3,680,228             2.04     7,517,409
     (Commenced 11/10/2008            2011     2,966,013             1.71     5,063,487
     and began transactions in 2009)  2010     5,701,882             2.09    11,932,117
                                      2009     3,183,329             1.76     5,610,897

  Vanguard VIF Diversified            2013       468,170             2.43     1,135,917
     Value Investment Option          2012       447,626      1.86 - 1.90       842,281
                                      2011       465,467      1.61 - 1.63       754,457
                                      2010       512,623             1.57       802,355
                                      2009       500,448      1.43 - 1.45       718,941

  Vanguard VIF Equity Index           2013       852,131             2.12     1,806,866
     Investment Option                2012       836,973             1.61     1,347,357
                                      2011       955,048             1.39     1,331,675
                                      2010     1,054,675             1.37     1,447,742
                                      2009     1,094,224      1.19 - 1.21     1,311,678

  Vanguard VIF Short-Term             2013       459,115             1.41       645,656
     Investment-Grade Investment      2012       135,789      1.38 - 1.40       189,590
     Option                           2011       182,228      1.33 - 1.34       244,526
                                      2010       239,843             1.32       316,580
                                      2009       202,670      1.25 - 1.26       255,135

                                                     FOR THE YEAR ENDED DECEMBER 31
                                            -------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------
  UIF Emerging Markets Equity         2013       1.05        0.20 - 0.25      (1.27) - (1.22)
     Investment Option                2012         --               0.25                19.65
     (Commenced 11/10/2008            2011       0.34               0.25              (18.44)
     and began transactions in 2009)  2010       0.53               0.25                18.72
                                      2009         --               0.25                69.52

  Vanguard VIF Diversified            2013       2.08               0.35                28.94
     Value Investment Option          2012       2.31        0.25 - 0.45        15.97 - 16.21
                                      2011       2.03        0.25 - 0.45          3.41 - 3.61
                                      2010       2.38               0.35                 8.91
                                      2009       8.62        0.25 - 0.45        26.37 - 26.62

  Vanguard VIF Equity Index           2013       1.72               0.35                31.72
     Investment Option                2012       1.95               0.35                15.45
                                      2011       1.65        0.25 - 0.45                 1.53
                                      2010       2.07               0.35                14.51
                                      2009       5.45        0.25 - 0.45        25.90 - 26.15

  Vanguard VIF Short-Term             2013       1.03               0.35                 0.72
     Investment-Grade Investment      2012       3.05        0.35 - 0.45          3.95 - 4.05
     Option                           2011       3.62        0.35 - 0.45          1.60 - 1.67
                                      2010       3.27               0.35                 4.85
                                      2009       4.37               0.35        13.32 - 13.42

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying fund, portfolio, or series net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Investment Option invests. The investment income ratio is calculated as a weighted average ratio since the Investment Option may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized policy expenses of each of the applicable
   Investment Options, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Option.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Stockholders' Equity...................................................   6
 Consolidated Statements of Cash Flows.............................................................   7
 Notes to the Consolidated Financial Statements....................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......   9
     Note 2 -- Segment Information.................................................................  29
     Note 3 -- Dispositions........................................................................  35
     Note 4 -- Insurance...........................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  42
     Note 6 -- Reinsurance.........................................................................  46
     Note 7 -- Investments.........................................................................  53
     Note 8 -- Derivatives.........................................................................  76
     Note 9 -- Fair Value..........................................................................  88
     Note 10 -- Goodwill........................................................................... 114
     Note 11 -- Debt............................................................................... 116
     Note 12 -- Equity............................................................................. 117
     Note 13 -- Other Expenses..................................................................... 122
     Note 14 -- Income Tax......................................................................... 123
     Note 15 -- Contingencies, Commitments and Guarantees.......................................... 126
     Note 16 -- Related Party Transactions......................................................... 130
     Note 17 -- Subsequent Event................................................................... 130
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 131
 Schedule II -- Condensed Financial Information (Parent Company Only).............................. 132
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 136
 Schedule IV -- Consolidated Reinsurance........................................................... 138

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 28, 2014

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                            2013        2012
                                                                                         ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $43,477 and $46,005, respectively)................................................... $    45,252 $    50,968
 Equity securities available-for-sale, at estimated fair value (cost: $397 and $311,
   respectively)........................................................................         418         317
 Mortgage loans (net of valuation allowances of $34 and $35, respectively; includes
   $1,598 and $2,666, respectively, at estimated fair value, relating to variable
   interest entities)...................................................................       7,718       9,157
 Policy loans...........................................................................       1,219       1,216
 Real estate and real estate joint ventures.............................................         754         708
 Other limited partnership interests....................................................       2,130       1,848
 Short-term investments, principally at estimated fair value............................       2,107       2,576
 Other invested assets, principally at estimated fair value.............................       2,555       2,970
                                                                                         ----------- -----------
   Total investments....................................................................      62,153      69,760
Cash and cash equivalents, principally at estimated fair value..........................         746         895
Accrued investment income (includes $9 and $13, respectively, relating to variable
  interest entities)....................................................................         542         575
Premiums, reinsurance and other receivables.............................................      20,609      21,927
Deferred policy acquisition costs and value of business acquired........................       4,730       3,746
Current income tax recoverable..........................................................         192         135
Goodwill................................................................................         493         559
Other assets............................................................................         794         826
Separate account assets.................................................................      97,780      86,114
                                                                                         ----------- -----------
   Total assets......................................................................... $   188,039 $   184,537
                                                                                         =========== ===========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits.................................................................. $    27,991 $    27,583
Policyholder account balances...........................................................      33,453      36,976
Other policy-related balances...........................................................       3,164       3,138
Payables for collateral under securities loaned and other transactions..................       6,451       8,399
Long-term debt (includes $1,461 and $2,559, respectively, at estimated fair value,
  relating to variable interest entities)...............................................       2,251       3,350
Deferred income tax liability...........................................................       1,385       1,870
Other liabilities (includes $7 and $13, respectively, relating to variable interest
  entities).............................................................................       6,776       6,547
Separate account liabilities............................................................      97,780      86,114
                                                                                         ----------- -----------
   Total liabilities....................................................................     179,251     173,977
                                                                                         ----------- -----------
Contingencies, Commitments and Guarantees (Note 15)
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317
  shares issued and outstanding at December 31, 2013 and 2012...........................          86          86
Additional paid-in capital..............................................................       6,737       6,718
Retained earnings.......................................................................       1,076       1,356
Accumulated other comprehensive income (loss)...........................................         889       2,400
                                                                                         ----------- -----------
   Total stockholders' equity...........................................................       8,788      10,560
                                                                                         ----------- -----------
   Total liabilities and stockholders' equity........................................... $   188,039 $   184,537
                                                                                         =========== ===========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012      2011
                                                                      --------- --------- ---------
Revenues
Premiums............................................................. $     606 $   1,261 $   1,828
Universal life and investment-type product policy fees...............     2,336     2,261     1,956
Net investment income................................................     2,852     2,952     3,074
Other revenues.......................................................       592       511       508
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......       (9)      (52)      (42)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................      (11)         3       (5)
 Other net investment gains (losses).................................       102       201        82
                                                                      --------- --------- ---------
   Total net investment gains (losses)...............................        82       152        35
 Net derivative gains (losses).......................................   (1,052)     1,003     1,096
                                                                      --------- --------- ---------
     Total revenues..................................................     5,416     8,140     8,497
                                                                      --------- --------- ---------
Expenses
Policyholder benefits and claims.....................................     1,707     2,389     2,660
Interest credited to policyholder account balances...................     1,037     1,147     1,189
Goodwill impairment..................................................        66       394        --
Other expenses.......................................................     1,659     2,720     2,981
                                                                      --------- --------- ---------
     Total expenses..................................................     4,469     6,650     6,830
                                                                      --------- --------- ---------
Income (loss) from continuing operations before provision for income
  tax................................................................       947     1,490     1,667
Provision for income tax expense (benefit)...........................       227       372       493
                                                                      --------- --------- ---------
Income (loss) from continuing operations, net of income tax..........       720     1,118     1,174
Income (loss) from discontinued operations, net of income tax........        --         8        --
                                                                      --------- --------- ---------
Net income (loss).................................................... $     720 $   1,126 $   1,174
                                                                      ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                         2013       2012      2011
                                                                      ----------- --------- ---------
Net income (loss).................................................... $       720 $   1,126 $   1,174
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     (2,094)       850     2,074
 Unrealized gains (losses) on derivatives............................       (204)         4       347
 Foreign currency translation adjustments............................          28        88      (16)
                                                                      ----------- --------- ---------
Other comprehensive income (loss), before income tax.................     (2,270)       942     2,405
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................         759     (313)     (851)
                                                                      ----------- --------- ---------
Other comprehensive income (loss), net of income tax.................     (1,511)       629     1,554
                                                                      ----------- --------- ---------
Comprehensive income (loss).......................................... $     (791) $   1,755 $   2,728
                                                                      =========== ========= =========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholders' Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                           Accumulated Other Comprehensive Income (Loss)
                                                           ---------------------------------------------
                                                                Net                          Foreign
                                    Additional               Unrealized      Other-Than-    Currency         Total
                             Common  Paid-in    Retained     Investment       Temporary    Translation   Stockholders'
                             Stock   Capital    Earnings   Gains (Losses)    Impairments   Adjustments      Equity
                             ------ ---------- ----------- --------------    -----------   -----------   -------------
Balance at December 31,
  2010 (1).................. $   86 $   6,719  $       424  $       393      $     (51)     $   (125)     $     7,446
Dividend paid to MetLife....                         (517)                                                      (517)
Capital contribution........                1                                                                       1
Return of capital (Note 12).             (47)                                                                    (47)
Net income (loss)...........                         1,174                                                      1,174
Other comprehensive income
  (loss), net of income tax.                                      1,591            (23)          (14)           1,554
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2011     86     6,673        1,081        1,984            (74)         (139)           9,611
Dividend of subsidiary
  (Note 3)..................                         (347)                                                      (347)
Dividend paid to MetLife....                         (504)                                                      (504)
Capital contribution........               45                                                                      45
Net income (loss)...........                         1,126                                                      1,126
Other comprehensive income
  (loss), net of income
  tax (2)...................                                        503              36            90             629
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2012     86     6,718        1,356        2,487            (38)          (49)          10,560
Dividend paid to MetLife....                       (1,000)                                                    (1,000)
Capital contribution........               19                                                                      19
Net income (loss)...........                           720                                                        720
Other comprehensive income
  (loss), net of income tax.                                    (1,549)              12            26         (1,511)
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2013 $   86 $   6,737  $     1,076  $       938      $     (26)     $    (23)     $     8,788
                             ====== =========  ===========  ===========      ==========     =========     ===========

--------
(1)Includes amounts related to prior period adjustments to Retained Earnings of ($33) million. See Note 1.
(2)Includes amounts related to dividend of subsidiary. See Notes 3 and 12.

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                           2013        2012        2011
                                                                                        ----------- ----------- -----------
Cash flows from operating activities
Net income (loss)...................................................................... $       720 $     1,126 $     1,174
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................          33          31          37
  Amortization of premiums and accretion of discounts associated with investments, net.       (167)       (168)       (152)
  (Gains) losses on investments and derivatives and from sales of businesses, net......       1,108     (1,043)     (1,160)
  (Income) loss from equity method investments, net of dividends or distributions......        (78)        (42)        (23)
  Interest credited to policyholder account balances...................................       1,037       1,147       1,189
  Universal life and investment-type product policy fees...............................     (2,336)     (2,261)     (1,956)
  Goodwill impairment..................................................................          66         394          --
  Change in fair value option securities...............................................          --       (602)     (1,483)
  Change in accrued investment income..................................................          77          66          51
  Change in premiums, reinsurance and other receivables................................     (1,355)     (1,197)     (1,202)
  Change in deferred policy acquisition costs and value of business acquired, net......       (553)         182       (207)
  Change in income tax.................................................................         213         630         537
  Change in other assets...............................................................       1,836       1,499       1,386
  Change in insurance-related liabilities and policy-related balances..................       1,144       1,863       1,958
  Change in other liabilities..........................................................         847         804         406
  Other, net...........................................................................         141          53          67
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) operating activities....................................       2,733       2,482         622
                                                                                        ----------- ----------- -----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities...........................................................      18,718      14,394      17,348
   Equity securities...................................................................          67          50         168
   Mortgage loans......................................................................       2,292       1,447         993
   Real estate and real estate joint ventures..........................................         104          72          26
   Other limited partnership interests.................................................         153         223         256
  Purchases of:
   Fixed maturity securities...........................................................    (15,841)    (15,706)    (17,127)
   Equity securities...................................................................       (133)        (58)        (27)
   Mortgage loans......................................................................       (882)       (807)     (1,357)
   Real estate and real estate joint ventures..........................................       (201)       (225)        (72)
   Other limited partnership interests.................................................       (363)       (341)       (378)
  Cash received in connection with freestanding derivatives............................         111         414         397
  Cash paid in connection with freestanding derivatives................................       (720)       (335)       (478)
  Dividend of subsidiary...............................................................          --        (53)          --
  Issuances of loans to affiliates.....................................................       (500)          --       (430)
  Net change in policy loans...........................................................         (3)        (13)        (13)
  Net change in short-term investments.................................................         471       (155)     (1,347)
  Net change in other invested assets..................................................        (47)        (54)        (12)
  Other, net...........................................................................           3          --           1
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) investing activities.................................... $     3,229 $   (1,147) $   (2,052)
                                                                                        ----------- ----------- -----------

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                              2013        2012        2011
                                                                                           ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................... $    13,770 $    14,785 $    20,496
   Withdrawals............................................................................    (15,899)    (15,493)    (19,404)
  Net change in payables for collateral under securities loaned and other transactions....     (1,948)         320        (24)
  Long-term debt repaid...................................................................     (1,009)       (482)       (385)
  Financing element on certain derivative instruments.....................................        (29)         180         129
  Return of capital.......................................................................          --          --        (47)
  Dividends on common stock...............................................................     (1,000)       (504)       (517)
                                                                                           ----------- ----------- -----------
Net cash provided by (used in) financing activities.......................................     (6,115)     (1,194)         248
                                                                                           ----------- ----------- -----------
Effect of change in foreign currency exchange rates on cash and cash equivalents balances.           4           9         (1)
                                                                                           ----------- ----------- -----------
Change in cash and cash equivalents.......................................................       (149)         150     (1,183)
Cash and cash equivalents, beginning of year..............................................         895         745       1,928
                                                                                           ----------- ----------- -----------
Cash and cash equivalents, end of year.................................................... $       746 $       895 $       745
                                                                                           =========== =========== ===========
Supplemental disclosures of cash flow information
  Net cash paid (received) for:
   Interest............................................................................... $       194 $       232 $       406
                                                                                           =========== =========== ===========
   Income tax............................................................................. $       (1) $     (226) $      (47)
                                                                                           =========== =========== ===========
  Non-cash transactions:
  Disposal of subsidiary: (1)
   Assets disposed........................................................................ $        -- $     4,857 $        --
   Liabilities disposed...................................................................          --     (4,567)          --
                                                                                           ----------- ----------- -----------
   Net assets disposed....................................................................          --         290          --
   Cash disposed..........................................................................          --        (53)          --
   Dividend of interests in subsidiary....................................................          --       (237)          --
                                                                                           ----------- ----------- -----------
   (Gain) loss on dividend of interests in subsidiary..................................... $        -- $        -- $        --
                                                                                           =========== =========== ===========
  Capital contribution from MetLife, Inc.................................................. $        19 $        45 $        --
                                                                                           =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt............. $        -- $        50 $         5
                                                                                           =========== =========== ===========

--------

(1)See Note 3.

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). MetLife Insurance Company of Connecticut is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

  The Company is organized into two segments: Retail and Corporate Benefit Funding.

  In the second quarter of 2013, MetLife announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MLI-USA and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services ("Department of Financial Services") approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with Metropolitan Life Insurance Company ("MLIC"), an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, MetLife Insurance Company of Connecticut recorded a reinsurance recoverable, included in premiums, reinsurance and other receivables, of $545 million and a funds withheld liability, included in other liabilities, of $97 million, and transferred cash and investments of $448 million to MLIC. On December 31, 2013, MetLife Insurance Company of Connecticut deposited investments with an estimated fair market value of $6.3 billion into a custodial account, which became restricted to secure MetLife Insurance Company of Connecticut's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing the custodial account with qualifying investments, MetLife Insurance Company of Connecticut transferred investments with an estimated fair value of $739 million and cash of $12 million to MLIC and received from MLIC qualifying investments with an estimated fair value of $751 million in the fourth quarter of 2013. See Note 7. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Consolidation

   The accompanying consolidated financial statements include the accounts of MetLife Insurance Company of Connecticut and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account. Unit-linked separate account investments that are directed by contractholders but do not meet one or more of the other above criteria are included in fair value option ("FVO") securities. See Note 3.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Adjustments to Prior Periods

    During the fourth quarter of 2013, the Company determined to adjust certain prior period results to correct the following:

    . Certain prior years' acquisition costs related to variable annuity sales were incorrectly allocated to an affiliate. Such costs, net of deferred policy acquisition costs ("DAC"), were $57 million, $66 million, and $52 million for 2012, 2011 and 2010, respectively.

    . A DAC recoverability write-off of $111 million associated with term life and universal life secondary guarantees business sold in 2012 was not recorded as of December 31, 2012.

    . The fair value of a bifurcated embedded derivative associated with a reinsurance agreement was overstated by $23 million for 2011.

    . Policyholder benefits and claims and other expenses were overstated in 2012 by $6 million and $23 million, respectively, due to an adjustment in the modeling of dynamic lapses in certain variable annuity products.

    .  Tax valuation allowances were understated by $22 million for 2012.

    . A non-cash transaction relating to a pension closeout sale was incorrectly recorded as an increase of $312 million in net cash provided by operating activities with an offsetting impact on net cash used in investing activities for 2011.

    Management evaluated the materiality of these adjustments quantitatively and qualitatively and concluded that they were not material to any prior periods' annual or quarterly financial statements, however, unadjusted amounts as of December 31, 2012 would have had a significant effect on the results of operations for 2013 if they were recorded in 2013. Accordingly, the Company has revised its previously reported financial statements for prior annual periods for the items listed above, including the related tax impacts, as detailed below. The effects of the adjustments were immaterial to quarterly financial information reported in each of the interim condensed consolidated financial statements in 2012 and 2013, since the most significant adjustments occurred in the fourth quarter of 2012. As a result, such previously reported quarterly financial information has not been adjusted, and we do not plan to amend prior quarterly filings.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The impact of the adjustments is shown in the tables below:

                                                                      December 31, 2012
                                                                     -------------------
                                                                         As
                                                                     Previously    As
Consolidated Balance Sheets                                           Reported  Adjusted
-------------------------------------------------------------------- ---------- --------
                                                                        (In millions)
Assets
   Premiums, reinsurance and other receivables......................  $ 22,143  $ 21,927
   Deferred policy acquisition costs and value of business acquired.  $  3,793  $  3,746
   Other assets.....................................................  $    822  $    826
   Total assets.....................................................  $184,796  $184,537
Liabilities
   Future policy benefits...........................................  $ 27,585  $ 27,583
   Deferred income tax liability....................................  $  1,938  $  1,870
   Total liabilities................................................  $174,047  $173,977
Stockholders' Equity
   Retained earnings................................................  $  1,545  $  1,356
   Total stockholders' equity.......................................  $ 10,749  $ 10,560
   Total liabilities and stockholders' equity.......................  $184,796  $184,537

                                                                                   December 31,
                                                                      ---------------------------------------
                                                                             2012                2011
                                                                      ------------------- -------------------
                                                                          As                  As
                                                                      Previously    As    Previously    As
Consolidated Statements of Operations                                  Reported  Adjusted  Reported  Adjusted
--------------------------------------------------------------------- ---------- -------- ---------- --------
                                                                                   (In millions)
Revenues
   Net derivative gains (losses).....................................   $  980    $1,003    $1,119    $1,096
   Total revenues....................................................   $8,117    $8,140    $8,520    $8,497
Expenses
   Policyholder benefits and claims..................................   $2,395    $2,389    $2,660       N/A
   Other expenses....................................................   $2,575    $2,720    $2,915    $2,981
   Total expenses....................................................   $6,511    $6,650    $6,764    $6,830
Income (loss) from continuing operations before provision for income
  tax................................................................   $1,606    $1,490    $1,756    $1,667
Provision for income tax expense (benefit)...........................   $  391    $  372    $  523    $  493
Income (loss) from continuing operations, net of income tax..........   $1,215    $1,118    $1,233    $1,174
Net income (loss)....................................................   $1,223    $1,126    $1,233    $1,174

                                                                     December 31,
                                                        ---------------------------------------
                                                               2012                2011
                                                        ------------------- -------------------
                                                            As                  As
                                                        Previously    As    Previously    As
Consolidated Statements of Comprehensive Income (Loss)   Reported  Adjusted  Reported  Adjusted
------------------------------------------------------  ---------- -------- ---------- --------
                                                                     (In millions)
             Net income (loss).........................   $1,223    $1,126    $1,233    $1,174
             Comprehensive income (loss)...............   $1,852    $1,755    $2,787    $2,728

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                           As
                                                       Previously    As
      Consolidated Statements of Stockholders' Equity   Reported  Adjusted
      -----------------------------------------------  ---------- --------
                                                          (In millions)
             Retained Earnings
               Balance at December 31, 2010...........  $   457   $   424
                Net income (loss).....................  $ 1,233   $ 1,174
               Balance at December 31, 2011...........  $ 1,173   $ 1,081
                Net income (loss).....................  $ 1,223   $ 1,126
               Balance at December 31, 2012...........  $ 1,545   $ 1,356
             Total Stockholders' Equity
               Balance at December 31, 2010...........  $ 7,479   $ 7,446
               Balance at December 31, 2011...........  $ 9,703   $ 9,611
               Balance at December 31, 2012...........  $10,749   $10,560

                                                                                   December 31,
-                                                                    ---------------------------------------
                                                                            2012                 2011
                                                                     ------------------  -------------------
                                                                         As                  As
                                                                     Previously    As    Previously    As
Consolidated Statements of Cash Flows                                 Reported  Adjusted  Reported  Adjusted
-------------------------------------------------------------------  ---------- -------- ---------- --------
                                                                                  (In millions)
Cash flows from operating activities
   Net income (loss)................................................  $ 1,223   $ 1,126   $  1,233  $  1,174
   (Gains) losses on investments and derivatives and from sales of businesses, net................................................  $(1,020)  $(1,043)  $ (1,183) $ (1,160)
   Change in premiums, reinsurance and other receivables............  $(1,229)  $(1,197)  $ (1,288) $ (1,202)
   Change in deferred policy acquisition costs and value of
     business acquired, net.........................................  $    69   $   182   $   (187) $   (207)
   Change in income tax.............................................  $   649   $   630   $    567  $    537
   Change in other assets...........................................  $ 1,503   $ 1,499        N/A       N/A
   Change in insurance-related liabilities and policy-related
     balances.......................................................  $ 1,865   $ 1,863   $  2,307  $  1,958
   Other, net.......................................................      N/A       N/A   $     30  $     67
   Net cash provided by (used in) operating activities..............      N/A       N/A   $    934  $    622
Cash flows from investing activities
   Purchases of fixed maturity securities...........................      N/A       N/A   $(17,439) $(17,127)
   Net cash provided by (used in) investing activities..............      N/A       N/A   $ (2,364) $ (2,052)

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                            4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles   5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                          6
--------------------------------------------------------------------------------------------------------
Investments                                                                                          7
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                          8
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                           9
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                             10
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                           14
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                             15

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance and policyholder dividends due and unpaid.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC") claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed;
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed; and
    . in limited circumstances, the costs of direct-response advertising, the primary purpose of which is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts (primarily term
    insurance)
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 7 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are commercial mortgage loans held by consolidated securitization entities ("CSEs") for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment gains (losses) for commercial mortgage loans held by CSEs.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 -----------------------------------------------------------------------------
 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
 -----------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

  Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by MLIC, an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

   MetLife Insurance Company of Connecticut and all of its includable subsidiaries join with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to MetLife Insurance Company of Connecticut and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If MetLife Insurance Company of Connecticut or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MetLife Insurance Company of Connecticut and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MetLife Insurance Company of Connecticut or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was insignificant at both December 31, 2013 and 2012.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $200 million and $185 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $97 million and $92 million at December 31, 2013 and 2012, respectively. Related amortization expense was $5 million, $10 million and $17 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 12.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 8.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 9.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. Segment Information

  The Company is organized into two segments: Retail and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and a variety of annuities primarily to individuals, and is organized into two businesses:
Annuities and Life & Other. Annuities includes a variety of variable, fixed and indexed annuities which provide for both asset accumulation and asset distribution needs. Life & Other insurance products and services include variable life, universal life, term life and whole life products, as well as individual disability income products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, various start-up businesses, including direct and digital marketing products, run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). Operating expenses excludes goodwill impairments.

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and
       (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    . Policyholder benefits and claims excludes: (i) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (ii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iii) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to: (i) implementation of new insurance regulatory requirements, and (ii) acquisition and integration costs.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

   MetLife's economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                  Operating Earnings
                                                         -------------------------------------
                                                                  Corporate
                                                                   Benefit  Corporate                         Total
Year Ended December 31, 2013                              Retail   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------------- -------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums................................................ $    387  $   184   $    35  $    606 $       --   $      606
Universal life and investment-type product policy fees..    2,155       35        --     2,190        146        2,336
Net investment income...................................    1,614    1,162       112     2,888       (36)        2,852
Other revenues..........................................      587        5        --       592         --          592
Net investment gains (losses)...........................       --       --        --        --         82           82
Net derivative gains (losses)...........................       --       --        --        --    (1,052)      (1,052)
                                                         --------  -------   -------  -------- ----------   ----------
  Total revenues........................................    4,743    1,386       147     6,276      (860)        5,416
                                                         --------  -------   -------  -------- ----------   ----------
Expenses
Policyholder benefits and claims........................      737      749        14     1,500        207        1,707
Interest credited to policyholder account balances......      906      136        --     1,042        (5)        1,037
Goodwill impairment.....................................       --       --        --        --         66           66
Capitalization of DAC...................................    (475)      (2)      (27)     (504)         --        (504)
Amortization of DAC and VOBA............................      552        5         1       558      (508)           50
Interest expense on debt................................       --       --        68        68        122          190
Other expenses..........................................    1,816       36        71     1,923         --        1,923
                                                         --------  -------   -------  -------- ----------   ----------
  Total expenses........................................    3,536      924       127     4,587      (118)        4,469
                                                         --------  -------   -------  -------- ----------   ----------
Provision for income tax expense (benefit)..............      395      162      (86)       471      (244)          227
                                                         --------  -------   -------  -------- ----------   ----------
Operating earnings...................................... $    812  $   300   $   106     1,218
                                                         ========  =======   =======
Adjustments to:.........................................
  Total revenues........................................                                 (860)
  Total expenses........................................                                   118
  Provision for income tax (expense) benefit............                                   244
                                                                                      --------
Income (loss) from continuing operations, net of income
 tax....................................................                              $    720              $      720
                                                                                      ========              ==========

                                            Corporate
                                             Benefit  Corporate &
   At December 31, 2013            Retail    Funding     Other      Total
   ----------------------------- ---------- --------- ----------- ----------
                                                (In millions)
   Total assets................. $  146,515 $  30,822  $  10,702  $  188,039
   Separate account assets...... $   95,692 $   2,088  $      --  $   97,780
   Separate account liabilities. $   95,692 $   2,088  $      --  $   97,780

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                   Operating Earnings
                                                         ---------------------------------------
                                                                  Corporate
                                                                   Benefit  Corporate &                         Total
Year Ended December 31, 2012                              Retail   Funding     Other     Total   Adjustments Consolidated
-------------------------------------------------------- -------- --------- ----------- -------- ----------- ------------
                                                                                  (In millions)
Revenues
Premiums................................................ $    498 $    629   $    134   $  1,261 $       --  $     1,261
Universal life and investment-type product policy fees..    2,081       29         14      2,124        137        2,261
Net investment income...................................    1,525    1,167        185      2,877         75        2,952
Other revenues..........................................      505        6         --        511         --          511
Net investment gains (losses)...........................       --       --         --         --        152          152
Net derivative gains (losses)...........................       --       --         --         --      1,003        1,003
                                                         -------- --------   --------   -------- ----------  -----------
  Total revenues........................................    4,609    1,831        333      6,773      1,367        8,140
                                                         -------- --------   --------   -------- ----------  -----------
Expenses
Policyholder benefits and claims........................      738    1,161        128      2,027        362        2,389
Interest credited to policyholder account balances......      943      162         --      1,105         42        1,147
Goodwill impairment.....................................       --       --         --         --        394          394
Capitalization of DAC...................................    (848)      (5)       (33)      (886)         --        (886)
Amortization of DAC and VOBA............................      666       10          2        678        357        1,035
Interest expense on debt................................       --       --         68         68        163          231
Other expenses..........................................    2,229       39         66      2,334          6        2,340
                                                         -------- --------   --------   -------- ----------  -----------
  Total expenses........................................    3,728    1,367        231      5,326      1,324        6,650
                                                         -------- --------   --------   -------- ----------  -----------
Provision for income tax expense (benefit)..............      332      162       (30)        464       (92)          372
                                                         -------- --------   --------   --------             -----------
Operating earnings...................................... $    549 $    302   $    132        983
                                                         ======== ========   ========
Adjustments to:
  Total revenues........................................                                   1,367
  Total expenses........................................                                 (1,324)
  Provision for income tax (expense) benefit............                                      92
                                                                                        --------
Income (loss) from continuing operations, net of income
 tax....................................................                                $  1,118             $     1,118
                                                                                        ========             ===========

                                             Corporate
                                              Benefit  Corporate
    At December 31, 2012            Retail    Funding   & Other    Total
    ----------------------------- ---------- --------- --------- ----------
                                                (In millions)

    Total assets................. $  136,074  $33,140  $  15,323 $  184,537
    Separate account assets...... $   84,106  $ 2,008  $      -- $   86,114
    Separate account liabilities. $   84,106  $ 2,008  $      -- $   86,114

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                                    Operating Earnings
                                                         -----------------------------------------
                                                                    Corporate
                                                                     Benefit  Corporate                           Total
Year Ended December 31, 2011                               Retail    Funding   & Other    Total    Adjustments Consolidated
-------------------------------------------------------- ---------- --------- --------- ---------- ----------- ------------
                                                                                   (In millions)
Revenues
Premiums................................................ $      710  $  1,071  $     47 $    1,828 $        --  $     1,828
Universal life and investment-type product policy fees..      1,764        34        36      1,834         122        1,956
Net investment income...................................      1,423     1,175       181      2,779         295        3,074
Other revenues..........................................        502         5         1        508          --          508
Net investment gains (losses)...........................         --        --        --         --          35           35
Net derivative gains (losses)...........................         --        --        --         --       1,096        1,096
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total revenues........................................      4,399     2,285       265      6,949       1,548        8,497
                                                         ----------  --------  -------- ---------- -----------  -----------
Expenses
Policyholder benefits and claims........................        896     1,598        46      2,540         120        2,660
Interest credited to policyholder account balances......        988       180        --      1,168          21        1,189
Goodwill impairment.....................................         --        --        --         --          --           --
Capitalization of DAC...................................    (1,301)       (7)      (57)    (1,365)          --      (1,365)
Amortization of DAC and VOBA............................        791         4         6        801         358        1,159
Interest expense on debt................................         --        --        67         67         322          389
Other expenses..........................................      2,568        42       163      2,773          25        2,798
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total expenses........................................      3,942     1,817       225      5,984         846        6,830
                                                         ----------  --------  -------- ---------- -----------  -----------
Provision for income tax expense (benefit)..............        161       164      (70)        255         238          493
                                                         ----------  --------  -------- ----------              -----------
Operating earnings...................................... $      296  $    304  $    110        710
                                                         ==========  ========  ========
Adjustments to:
  Total revenues........................................                                     1,548
  Total expenses........................................                                     (846)
  Provision for income tax (expense) benefit............                                     (238)
                                                                                        ----------
Income (loss) from continuing operations, net of income
 tax....................................................                                $    1,174              $     1,174
                                                                                        ==========              ===========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                          --------------------------
                                            2013     2012     2011
                                          -------- -------- --------
                                                (In millions)
           Life insurance (1)............ $  3,528 $  4,026 $  4,285
           Accident and health insurance.        6        7        7
                                          -------- -------- --------
            Total........................ $  3,534 $  4,033 $  4,292
                                          ======== ======== ========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from any customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues associated with the Company's U.S. and foreign operations:

                                    Years Ended December 31,
                                   --------------------------
                                     2013     2012     2011
                                   -------- -------- --------
                                         (In millions)
                  U.S............. $  3,442 $  3,329 $  3,222
                  Foreign:
                   United Kingdom.       92      556      986
                   Other (1)......       --      148       84
                                   -------- -------- --------
                     Total........ $  3,534 $  4,033 $  4,292
                                   ======== ======== ========

--------

(1)See Note 3 for information on the disposition of a subsidiary.

3. Dispositions

Disposition

  In June 2012, the Company distributed all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, MetLife Europe Limited ("MetLife Europe") to its stockholders as an in-kind dividend. The net book value of MetLife Europe at the time of the dividend was $290 million which was recorded as a dividend of retained earnings of $347 million and an increase to OCI of $57 million, net of income tax. As of the date of dividend, the Company no longer consolidates the assets, liabilities and operations of MetLife Europe. The net income of MetLife Europe was not material to the Company for the periods prior to the dividend. The results of MetLife Europe were reported in Corporate & Other. See Note 2 for a discussion of Corporate & Other.

Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                               Year Ended December 31, 2012
                                                               ----------------------------
                                                                      (In millions)
Total revenues................................................        $                  12
Total expenses................................................                           --
                                                                      ---------------------
Income (loss) before provision for income tax.................                           12
Provision for income tax expense (benefit)....................                            4
                                                                      ---------------------
Income (loss) from discontinued operations, net of income tax.        $                   8
                                                                      =====================

  There was no income (loss) from discontinued operations, net of income tax, for both of the years ended December 31, 2013 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                            -------------------
                                              2013      2012
                                            --------- ---------
                                               (In millions)
                 Retail.................... $  35,844 $  37,642
                 Corporate Benefit Funding.    22,222    23,766
                 Corporate & Other.........     6,542     6,289
                                            --------- ---------
                  Total.................... $  64,608 $  67,697
                                            ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest rate
                                       of 4%, and mortality rates guaranteed
                                       in calculating the cash surrender
                                       values described in such contracts).
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 7%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 8%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 7%.
  ---------------------------------------------------------------------------

  Participating business represented 3% and 2% of the Company's life insurance in-force at December 31, 2013 and 2012, respectively. Participating policies represented 32%, 24% and 10% of gross life insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

Guarantee:                                    Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and
                                                    Variable Life
                                  Annuity Contracts   Contracts
                                  ----------------- -------------
                                                      Secondary
                                   GMDBs    GMIBs    Guarantees     Total
                                  -------- -------- ------------- ---------
                                                (In millions)
    Direct
    Balance at January 1, 2011... $     79 $    281     $     896 $   1,256
    Incurred guaranteed benefits.       84      128           140       352
    Paid guaranteed benefits.....     (25)       --            --      (25)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.      138      409         1,036     1,583
    Incurred guaranteed benefits.      108      402           332       842
    Paid guaranteed benefits.....     (29)       --            --      (29)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.      217      811         1,368     2,396
    Incurred guaranteed benefits.      155      127           415       697
    Paid guaranteed benefits.....     (17)       --            --      (17)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    355 $    938     $   1,783 $   3,076
                                  ======== ========     ========= =========
    Ceded
    Balance at January 1, 2011... $     76 $     97     $     657 $     830
    Incurred guaranteed benefits.       59       42           110       211
    Paid guaranteed benefits.....     (21)       --            --      (21)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.      114      139           767     1,020
    Incurred guaranteed benefits.       56      129           267       452
    Paid guaranteed benefits.....     (25)       --            --      (25)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.      145      268         1,034     1,447
    Incurred guaranteed benefits.       85       31           334       450
    Paid guaranteed benefits.....     (15)       --            --      (15)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    215 $    299     $   1,368 $   1,882
                                  ======== ========     ========= =========
    Net
    Balance at January 1, 2011... $      3 $    184     $     239 $     426
    Incurred guaranteed benefits.       25       86            30       141
    Paid guaranteed benefits.....      (4)       --            --       (4)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.       24      270           269       563
    Incurred guaranteed benefits.       52      273            65       390
    Paid guaranteed benefits.....      (4)       --            --       (4)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.       72      543           334       949
    Incurred guaranteed benefits.       70       96            81       247
    Paid guaranteed benefits.....      (2)       --            --       (2)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    140 $    639     $     415 $   1,194
                                  ======== ========     ========= =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  46,559 $  39,113
                      Balanced........    41,894    37,528
                      Bond............     4,270     4,678
                      Money Market....       789       879
                                       --------- ---------
                       Total.......... $  93,512 $  82,198
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   The amounts in the table below include direct business, but exclude offsets from hedging or reinsurance, if any. See Note 6 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the NARs presented below reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2013                         2012
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $   100,420    $    57,041   $    89,671    $    51,411
Separate account value..................  $    95,637    $    55,805   $    84,106    $    49,778
Net amount at risk......................  $     2,230    $       562   $     3,117    $     2,316
Average attained age of contractholders.     64 years       64 years      63 years       63 years

                                                        December 31,
                                                   -----------------------
                                                      2013        2012
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal and Variable Life Contracts (1)
     Account value (general and separate account). $     6,360 $     5,812
     Net amount at risk........................... $    91,264 $    86,468
     Average attained age of policyholders........    58 years    58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $10.9 billion, $10.3 billion and $12.5 billion, respectively, and repaid $11.7 billion, $9.6 billion and $13.4 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $5.3 billion and $6.1 billion, respectively.

  MetLife Insurance Company of Connecticut and MLI-USA, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                       ---------------------
                                          2013       2012
                                       ---------- ----------
                                           (In millions)
                   FHLB of Boston..... $       64 $       67
                   FHLB of Pittsburgh. $       20 $       11

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                    Liability           Collateral
                               ------------------- ---------------------
                                             December 31,
                               -----------------------------------------
                                 2013      2012       2013       2012
                               --------- --------- ---------- ----------
                                             (In millions)
       FHLB of Boston (1)..... $     450 $     450 $  808 (2) $  537 (2)
       Farmer Mac (3)......... $     200 $     200 $      230 $      230
       FHLB of Pittsburgh (1). $     200 $      -- $  602 (2) $  595 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  1,216 $  1,079 $    978
           Less: Reinsurance recoverables.    1,124      980      878
                                           -------- -------- --------
          Net balance at January 1,.......       92       99      100
                                           -------- -------- --------
          Incurred related to:
           Current year...................        5        5        5
           Prior years (1)................        4      (2)        4
                                           -------- -------- --------
             Total incurred...............        9        3        9
                                           -------- -------- --------
          Paid related to:
           Current year...................       --       --       --
           Prior years....................     (11)     (10)     (10)
                                           -------- -------- --------
             Total paid...................     (11)     (10)     (10)
                                           -------- -------- --------
          Net balance at December 31,.....       90       92       99
           Add: Reinsurance recoverables..    1,235    1,124      980
                                           -------- -------- --------
          Balance at December 31,......... $  1,325 $  1,216 $  1,079
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, claims and claim adjustment expenses associated with prior years changed due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $97.6 billion and $85.9 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2013      2012      2011
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  3,079  $  3,215  $  2,718
Capitalizations..................................................      504       886     1,365
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).      484      (331)     (339)
 Other expenses..................................................     (404)     (513)     (477)
                                                                  --------  --------  --------
   Total amortization............................................       80      (844)     (816)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       80       (19)      (49)
Disposition and other (1), (2)...................................      138      (159)       (3)
                                                                  --------  --------  --------
Balance at December 31,..........................................    3,881     3,079     3,215
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................      667     1,006     1,686
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).        5        --       (29)
 Other expenses..................................................     (135)     (191)     (314)
                                                                  --------  --------  --------
   Total amortization............................................     (130)     (191)     (343)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      312      (148)     (337)
                                                                  --------  --------  --------
Balance at December 31,..........................................      849       667     1,006
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  4,730  $  3,746  $  4,221
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes $138 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

(2)See Note 3 for information on the disposition of a subsidiary.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                             -----------------
                                               2013     2012
                                             -------- --------
                                               (In millions)
                  Retail.................... $  4,698 $  3,738
                  Corporate Benefit Funding.        6        8
                  Corporate & Other.........       26       --
                                             -------- --------
                   Total.................... $  4,730 $  3,746
                                             ======== ========

  Information regarding other policy-related intangibles was as follows:

                                          Years Ended December 31,
                                          -----------------------
                                           2013     2012    2011
                                          -------  ------- -------
                                               (In millions)
              Deferred Sales Inducements
              Balance at January 1,...... $   509  $   535 $   537
              Capitalization.............       6       21      79
              Amortization...............    (32)     (47)    (81)
                                          -------  ------- -------
              Balance at December 31,.... $   483  $   509 $   535
                                          =======  ======= =======
              VODA and VOCRA
              Balance at January 1,...... $   175  $   190 $   203
              Amortization...............    (16)     (15)    (13)
                                          -------  ------- -------
              Balance at December 31,.... $   159  $   175 $   190
                                          =======  ======= =======
              Accumulated amortization... $    81  $    65 $    50
                                          =======  ======= =======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2014.......................... $          176 $          17
          2015.......................... $          141 $          17
          2016.......................... $          114 $          15
          2017.......................... $           94 $          14
          2018.......................... $           78 $          13

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

Retail

  The Company's Retail Annuities business reinsures 100% of the living and death benefit guarantees issued in connection with most of its variable annuities issued since 2006 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2006 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 100% of the mortality risk in excess of $100,000 per life for most new policies and reinsures up to 100% of the mortality risk for certain other policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to affiliates. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

Corporate & Other

  The Company also reinsures, through 100% quota share reinsurance agreements, certain run-off LTC and workers' compensation business written by the Company.

Catastrophe Coverage

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.0 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  At December 31, 2013, the Company had $7.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.7 billion, or 89%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $7.2 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.5 billion, or 90%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2013      2012      2011
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  1,561  $  2,063  $  2,429
 Reinsurance assumed...........................................       10        11         7
 Reinsurance ceded.............................................     (965)     (813)     (608)
                                                                --------  --------  --------
   Net premiums................................................ $    606  $  1,261  $  1,828
                                                                ========  ========  ========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $  3,248  $  2,972  $  2,572
 Reinsurance assumed...........................................       84        87        92
 Reinsurance ceded.............................................     (996)     (798)     (708)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $  2,336  $  2,261  $  1,956
                                                                ========  ========  ========
Other revenues
 Direct other revenues......................................... $    259  $    231  $    209
 Reinsurance assumed...........................................       --        --        --
 Reinsurance ceded.............................................      333       280       299
                                                                --------  --------  --------
   Net other revenues.......................................... $    592  $    511  $    508
                                                                ========  ========  ========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  3,732  $  4,139  $  4,277
 Reinsurance assumed...........................................       15        23        20
 Reinsurance ceded.............................................   (2,040)   (1,773)   (1,637)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $  1,707  $  2,389  $  2,660
                                                                ========  ========  ========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $  1,089  $  1,185  $  1,206
 Reinsurance assumed...........................................       73        71        68
 Reinsurance ceded.............................................     (125)     (109)      (85)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $  1,037  $  1,147  $  1,189
                                                                ========  ========  ========
Other expenses
 Direct other expenses......................................... $  1,568  $  2,562  $  2,781
 Reinsurance assumed...........................................       28        33        48
 Reinsurance ceded.............................................       63       125       152
                                                                --------  --------  --------
   Net other expenses.......................................... $  1,659  $  2,720  $  2,981
                                                                ========  ========  ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                                                               Total                                    Total
                                                              Balance                                  Balance
                                Direct   Assumed    Ceded      Sheet     Direct   Assumed    Ceded      Sheet
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
                                                                (In millions)
Assets
Premiums, reinsurance and
 other receivables........... $      221 $     28 $  20,360  $  20,609 $      396 $     35 $  21,496  $  21,927
Deferred policy acquisition
 costs and value of business
 acquired....................      5,191      123      (584)     4,730      4,264      121      (639)     3,746
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
  Total assets............... $    5,412 $    151 $  19,776  $  25,339 $    4,660 $    156 $  20,857  $  25,673
                              ========== ======== =========  ========= ========== ======== =========  =========
Liabilities
Other policy-related
 balances.................... $      712 $  1,641 $     811  $   3,164 $      691 $  1,592 $     855  $   3,138
Other liabilities............      1,257       10     5,509      6,776      1,396       11     5,140      6,547
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
  Total liabilities.......... $    1,969 $  1,651 $   6,320  $   9,940 $    2,087 $  1,603 $   5,995  $   9,685
                              ========== ======== =========  ========= ========== ======== =========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.6 billion and $4.7 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on reinsurance at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina, Exeter, General American Life Insurance Company, MLIIC, MetLife Reinsurance Company of Vermont and MetLife Reinsurance Company of Delaware ("MRD"), all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                Years Ended December 31,
                                                               -------------------------
                                                                 2013     2012     2011
                                                               -------  -------  -------
                                                                     (In millions)
Premiums
 Reinsurance assumed.......................................... $    10  $    11  $     7
 Reinsurance ceded............................................    (638)    (478)    (286)
                                                               -------  -------  -------
   Net premiums............................................... $  (628) $  (467) $  (279)
                                                               =======  =======  =======
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $    84  $    87  $    92
 Reinsurance ceded............................................    (585)    (444)    (400)
                                                               -------  -------  -------
   Net universal life and investment-type product policy fees. $  (501) $  (357) $  (308)
                                                               =======  =======  =======
Other revenues
 Reinsurance assumed.......................................... $    --  $    --  $    --
 Reinsurance ceded............................................     332      280      299
                                                               -------  -------  -------
   Net other revenues......................................... $   332  $   280  $   299
                                                               =======  =======  =======
Policyholder benefits and claims
 Reinsurance assumed.......................................... $    13  $    21  $    18
 Reinsurance ceded............................................    (800)    (780)    (484)
                                                               -------  -------  -------
   Net policyholder benefits and claims....................... $  (787) $  (759) $  (466)
                                                               =======  =======  =======
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $    73  $    71  $    68
 Reinsurance ceded............................................    (125)    (109)     (84)
                                                               -------  -------  -------
   Net interest credited to policyholder account balances..... $   (52) $   (38) $   (16)
                                                               =======  =======  =======
Other expenses
 Reinsurance assumed.......................................... $    28  $    33  $    48
 Reinsurance ceded............................................      92      157      204
                                                               -------  -------  -------
   Net other expenses......................................... $   120  $   190  $   252
                                                               =======  =======  =======

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2013                2012
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $     28 $  12,710  $     35 $  14,171
Deferred policy acquisition costs and value of business
  acquired..............................................      122      (579)      121      (642)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    150 $  12,131  $    156 $  13,529
                                                         ======== =========  ======== =========
Liabilities
Other policy-related balances........................... $  1,640 $     811  $  1,592 $     855
Other liabilities.......................................        9     5,260        10     4,894
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  1,649 $   6,071  $  1,602 $   5,749
                                                         ======== =========  ======== =========

  Effective October 1, 2012, MLI-USA entered into a reinsurance agreement to cede two blocks of business to MRD, on a 90% coinsurance with funds withheld basis. The agreement covers certain term and certain universal life policies issued in 2012 by MLI-USA and was amended in 2013 to include certain term and universal life policies issued by MLI-USA through December 31, 2013. The agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $917 million and $407 million at December 31, 2013 and 2012, respectively. MLI-USA also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $798 million and $438 million at December 31, 2013 and 2012, respectively. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was ($14) million and $6 million at December 31, 2013 and 2012, respectively. The Company's consolidated statements of operations reflected a loss for this agreement of $50 million and $37 million for the years ended December 31, 2013 and 2012, respectively, which included net derivative gains (losses) of $20 million and ($6) million for the years ended December 31, 2013 and 2012, respectively, related to the embedded derivative.

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $912 million and $3.6 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($3.0) billion, $524 million, and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

  MLI-USA ceded two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $48 million and $546 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were $498 million, ($107) million and ($434) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $5.9 billion and $6.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $4.4 billion and $4.6 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                               December 31, 2013                             December 31, 2012
                                 --------------------------------------------- ---------------------------------------------
                                               Gross Unrealized                              Gross Unrealized
                                  Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                                 Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                                   Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                                 --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate.................. $  15,779 $  1,130 $     207 $  --  $  16,702 $  16,914 $  2,063 $      82 $  --  $  18,895
Foreign corporate...............     8,111      485        79    --      8,517     8,618      853        26    --      9,445
U.S. Treasury and agency........     8,188      334       228    --      8,294     7,678    1,186        --    --      8,864
RMBS............................     4,587      201        59    41      4,688     5,492      360        50    64      5,738
State and political subdivision.     2,147      139        62    --      2,224     2,002      354        27    --      2,329
ABS.............................     2,081       32        12    --      2,101     2,204       67        18    --      2,253
CMBS............................     1,546       62         4    --      1,604     2,221      141         6    --      2,356
Foreign government..............     1,038      103        19    --      1,122       876      214         2    --      1,088
                                 --------- -------- --------- -----  --------- --------- -------- --------- -----  ---------
 Total fixed maturity
  securities.................... $  43,477 $  2,486 $     670 $  41  $  45,252 $  46,005 $  5,238 $     211 $  64  $  50,968
                                 ========= ======== ========= =====  ========= ========= ======== ========= =====  =========
Equity securities
Non-redeemable preferred
 stock.......................... $     236 $      9 $      28 $  --  $     217 $     151 $     11 $      22 $  --  $     140
Common stock....................       161       40        --    --        201       160       18         1    --        177
                                 --------- -------- --------- -----  --------- --------- -------- --------- -----  ---------
 Total equity securities........ $     397 $     49 $      28 $  --  $     418 $     311 $     29 $      23 $  --  $     317
                                 ========= ======== ========= =====  ========= ========= ======== ========= =====  =========

   The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $22 million with unrealized gains (losses) of $6 million and $3 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2013                2012
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $   2,934 $   2,966 $   4,831 $   4,875
Due after one year through five years......     8,895     9,301     8,646     9,192
Due after five years through ten years.....     7,433     7,970     7,967     8,960
Due after ten years........................    16,001    16,622    14,644    17,594
                                            --------- --------- --------- ---------
   Subtotal................................    35,263    36,859    36,088    40,621
Structured securities (RMBS, ABS and CMBS).     8,214     8,393     9,917    10,347
                                            --------- --------- --------- ---------
       Total fixed maturity securities..... $  43,477 $  45,252 $  46,005 $  50,968
                                            ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   2,526  $   141   $    470    $   66   $    784    $   16   $    621    $   66
Foreign corporate................     1,520       70        135         9        494         8        203        18
U.S. Treasury and agency.........     3,825      228         --        --        200        --         --        --
RMBS.............................       996       35        457        65         62         6        781       108
State and political subdivision..       630       44         64        18         44         2         55        25
ABS..............................       680        5        104         7        208         1        266        17
CMBS.............................       143        4          7        --         59         1        101         5
Foreign government...............       264       19          1        --        116         2         --        --
                                  ---------  -------   --------    ------   --------    ------   --------    ------
  Total fixed maturity
   securities.................... $  10,584  $   546   $  1,238    $  165   $  1,967    $   36   $  2,027    $  239
                                  =========  =======   ========    ======   ========    ======   ========    ======
Equity securities
Non-redeemable preferred
 stock........................... $     105  $    21   $     33    $    7   $     --    $   --   $     50    $   22
Common stock.....................         3       --          7        --         10         1          7        --
                                  ---------  -------   --------    ------   --------    ------   --------    ------
  Total equity securities........ $     108  $    21   $     40    $    7   $     10    $    1   $     57    $   22
                                  =========  =======   ========    ======   ========    ======   ========    ======
Total number of securities in an
 unrealized loss position........     1,081                 297                  327                  420
                                  =========            ========             ========             ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $436 million during the year ended December 31, 2013 from $275 million to $711 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $61 million of the total $711 million of gross unrealized losses were from 18 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $61 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $41 million, or 67%, are related to gross unrealized losses on 13 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads, and with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $61 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $20 million, or 33%, are related to gross unrealized losses on five below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities increased $5 million during the year ended December 31, 2013 from $23 million to $28 million. Of the $28 million, $5 million were from two equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 40% were rated A or better.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                December 31,
                                                --------------------------------------------
                                                        2013                   2012
                                                --------------------- ----------------------
                                                  Carrying     % of     Carrying     % of
                                                    Value      Total      Value      Total
                                                ------------- ------- ------------- --------
                                                (In millions)         (In millions)
Mortgage loans:
 Commercial....................................   $  4,869      63.1%   $  5,266       57.5%
 Agricultural..................................      1,285       16.6      1,260        13.8
                                                  --------    -------   --------    --------
   Subtotal (1)................................      6,154       79.7      6,526        71.3
 Valuation allowances..........................        (34)     (0.4)        (35)      (0.4)
                                                  --------    -------   --------    --------
   Subtotal mortgage loans, net................      6,120       79.3      6,491        70.9
 Commercial mortgage loans held by CSEs -- FVO.      1,598       20.7      2,666        29.1
                                                  --------    -------   --------    --------
     Total mortgage loans, net.................   $  7,718     100.0%   $  9,157      100.0%
                                                  ========    =======   ========    ========

--------

(1)Purchases of mortgage loans were $10 million and $27 million for the years ended December 31, 2013 and 2012, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                     December 31,
                                            ---------------------------------------------------------------
                                                         2013                            2012
                                            ------------------------------- -------------------------------
                                            Commercial Agricultural  Total  Commercial Agricultural  Total
                                            ---------- ------------ ------- ---------- ------------ -------
                                                                     (In millions)
Mortgage loans:
 Evaluated individually for credit losses..  $    72     $     4    $    76  $    76     $    --    $    76
 Evaluated collectively for credit losses..    4,797       1,281      6,078    5,190       1,260      6,450
                                             -------     -------    -------  -------     -------    -------
   Total mortgage loans....................    4,869       1,285      6,154    5,266       1,260      6,526
                                             -------     -------    -------  -------     -------    -------
Valuation allowances:
 Specific credit losses....................        7          --          7       11          --         11
 Non-specifically identified credit losses.       23           4         27       21           3         24
                                             -------     -------    -------  -------     -------    -------
   Total valuation allowances..............       30           4         34       32           3         35
                                             -------     -------    -------  -------     -------    -------
     Mortgage loans, net of valuation
       allowance...........................  $ 4,839     $ 1,281    $ 6,120  $ 5,234     $ 1,257    $ 6,491
                                             =======     =======    =======  =======     =======    =======

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                        Commercial Agricultural  Total
                                        ---------- ------------ -------
                                                 (In millions)
        Balance at January 1, 2011.....  $    84      $    3    $    87
        Provision (release)............     (26)          --       (26)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2011...       58           3         61
        Provision (release)............     (26)          --       (26)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2012...       32           3         35
        Provision (release)............      (2)           1        (1)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2013...  $    30      $    4    $    34
                                         =======      ======    =======

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans, were as follows at:

                                    Recorded Investment
                       ----------------------------------------------
                        Debt Service Coverage Ratios
                       ------------------------------          % of     Estimated   % of
                       > 1.20x  1.00x - 1.20x < 1.00x  Total   Total   Fair Value   Total
                       -------- ------------- ------- -------- ------ ------------- ------
                                    (In millions)                     (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  3,754    $  125     $  107  $  3,986  81.9%   $  4,224     82.8%
65% to 75%............      700        --         27       727   14.9        736      14.4
76% to 80%............       80        13         --        93    1.9         93       1.8
Greater than 80%......       37        26         --        63    1.3         53       1.0
                       --------    ------     ------  -------- ------   --------    ------
 Total................ $  4,571    $  164     $  134  $  4,869 100.0%   $  5,106    100.0%
                       ========    ======     ======  ======== ======   ========    ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  3,888    $  106     $   89  $  4,083  77.5%   $  4,459     78.5%
65% to 75%............      626        32         27       685   13.0        711      12.5
76% to 80%............      343         8         57       408    7.8        428       7.6
Greater than 80%......       39        28         23        90    1.7         81       1.4
                       --------    ------     ------  -------- ------   --------    ------
 Total................ $  4,896    $  174     $  196  $  5,266 100.0%   $  5,679    100.0%
                       ========    ======     ======  ======== ======   ========    ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans, were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2013                   2012
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  1,215       94.6%   $  1,184       94.0%
      65% to 75%............         70         5.4         76         6.0
                               --------    --------   --------    --------
       Total................   $  1,285      100.0%   $  1,260      100.0%
                               ========    ========   ========    ========

   The estimated fair value of agricultural mortgage loans was $1.3 billion at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no agricultural mortgage loans past due and one commercial mortgage loan in non-accrual status with a recorded investment of $22 million at December 31, 2013. The Company had no mortgage loans past due and no loans in nonaccrual status at December 31, 2012.

 Impaired Mortgage Loans

   Impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                              Loans without
                      Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                  ---------------------------------------- --------------------  --------------------------------------
                   Unpaid                                   Unpaid                Unpaid             Average
                  Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
                   Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
                  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                             (In millions)
December 31, 2013:
Commercial.......  $   22    $     22   $      7  $    15   $    52    $    50    $   74    $   65   $    73    $   3
Agricultural (1).       4           4         --        4        --         --         4         4         2       --
                   ------    --------   --------  -------   -------    -------    ------    ------   -------    -----
  Total..........  $   26    $     26   $      7  $    19   $    52    $    50    $   78    $   69   $    75    $   3
                   ======    ========   ========  =======   =======    =======    ======    ======   =======    =====
December 31, 2012:
Commercial.......  $   76    $     76   $     11  $    65   $    --    $    --    $   76    $   65   $    67    $   2
Agricultural.....      --          --         --       --        --         --        --        --        --       --
                   ------    --------   --------  -------   -------    -------    ------    ------   -------    -----
  Total..........  $   76    $     76   $     11  $    65   $    --    $    --    $   76    $   65   $    67    $   2
                   ======    ========   ========  =======   =======    =======    ======    ======   =======    =====

--------

(1)Valuation allowance on agricultural mortgage loans was less than $1 million for the year ended December 31, 2013.

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $29 million and $4 million, respectively, for the year ended December 31, 2011; and interest income recognized for commercial and agricultural mortgage loans was $2 million and $0, respectively, for the year ended December 31, 2011.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

 with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  The Company had one agricultural mortgage loan modified in a troubled debt restructuring with a pre-modification and post-modification carrying value of $4 million during the year ended December 31, 2013. There were no agricultural mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2012. There were no commercial mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2013. The Company had one commercial mortgage loan modified during the year ended December 31, 2012 in a troubled debt restructuring which had a carrying value after specific valuation allowance of $53 million pre-modification and $48 million post-modification.

  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2013 and 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), loans to affiliates (see "-- Related Party Investment Transactions), tax credit and renewable energy partnerships and leveraged leases.

 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                                        December 31,
                                                                     -------------------
                                                                       2013      2012
                                                                     --------- ---------
                                                                        (In millions)
Rental receivables, net............................................. $      92 $      92
Estimated residual values...........................................        14        14
                                                                     --------- ---------
   Subtotal.........................................................       106       106
Unearned income.....................................................      (35)      (37)
                                                                     --------- ---------
       Investment in leveraged leases, net of non-recourse debt..... $      71 $      69
                                                                     ========= =========

   Rental receivables are generally due in periodic installments. The payment periods range from two to 19 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $63 million and $53 million at December 31, 2013 and 2012, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                  Years Ended December 31,
                                                                 --------------------------
                                                                   2013     2012     2011
                                                                 -------- -------- --------
                                                                       (In millions)
Income from investment in leveraged leases...................... $      2 $      5 $      8
Less: Income tax expense on leveraged leases....................        1        2        3
                                                                 -------- -------- --------
Investment income after income tax from investment in leveraged
  leases........................................................ $      1 $      3 $      5
                                                                 ======== ======== ========

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $469 million and $654 million at December 31, 2013 and 2012, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2013     2012      2011
                                                                        -------- -------- ----------
                                                                               (In millions)
Fixed maturity securities.............................................. $  1,819 $  5,019 $    3,690
Fixed maturity securities with noncredit OTTI losses in AOCI...........     (41)     (64)      (125)
                                                                        -------- -------- ----------
 Total fixed maturity securities.......................................    1,778    4,955      3,565
Equity securities......................................................       15       12       (41)
Derivatives............................................................       39      243        239
Short-term investments.................................................        1      (2)        (2)
Other..................................................................     (71)     (17)        (5)
                                                                        -------- -------- ----------
 Subtotal..............................................................    1,762    5,191      3,756
                                                                        -------- -------- ----------
Amounts allocated from:
 Insurance liability loss recognition..................................       --    (739)      (325)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................      (1)        4          9
 DAC and VOBA..........................................................    (274)    (671)      (509)
                                                                        -------- -------- ----------
   Subtotal............................................................    (275)  (1,406)      (825)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       16       22         42
Deferred income tax benefit (expense)..................................    (591)  (1,358)    (1,063)
                                                                        -------- -------- ----------
Net unrealized investment gains (losses)............................... $    912 $  2,449 $    1,910
                                                                        ======== ======== ==========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                               Years Ended December 31,
                                                             ----------------------------
                                                                 2013           2012
                                                             ------------- --------------
                                                                    (In millions)
Balance at January 1,....................................... $        (64) $        (125)
Noncredit OTTI losses and subsequent changes recognized (1).            11            (3)
Securities sold with previous noncredit OTTI loss...........            21             35
Subsequent changes in estimated fair value..................           (9)             29
                                                             ------------- --------------
Balance at December 31,..................................... $        (41) $         (64)
                                                             ============= ==============

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $7 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                       Years Ended December 31,
                                                                    ------------------------------
                                                                       2013       2012      2011
                                                                    ---------- ---------- --------
                                                                            (In millions)
Balance at January 1,.............................................. $    2,449 $    1,910 $    342
Fixed maturity securities on which noncredit OTTI losses have been
  recognized.......................................................         23         61     (39)
Unrealized investment gains (losses) during the year...............    (3,452)      1,374    3,138
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition.......................        739      (414)    (292)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI............................................................        (5)        (5)        4
 DAC and VOBA......................................................        397      (162)    (390)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI.......................................        (6)       (20)       12
 Deferred income tax benefit (expense).............................        767      (295)    (865)
                                                                    ---------- ---------- --------
Balance at December 31,............................................ $      912 $    2,449 $  1,910
                                                                    ========== ========== ========
Change in net unrealized investment gains (losses)................. $  (1,537) $      539 $  1,568
                                                                    ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholders' equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                         ---------------------
                                                            2013       2012
                                                         ---------- ----------
                                                             (In millions)
 Securities on loan: (1)
  Amortized cost........................................ $    5,931 $    6,154
  Estimated fair value.................................. $    5,984 $    7,339
 Cash collateral on deposit from counterparties (2)..... $    6,140 $    7,502
 Security collateral on deposit from counterparties (3). $       -- $       51
 Reinvestment portfolio -- estimated fair value......... $    6,145 $    7,533

--------

(1)Included within fixed maturity securities, short-term investments, cash and cash equivalents and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity securities and at carrying value for mortgage loans at:

                                                                 December 31,
                                                             ---------------------
                                                                2013       2012
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits) (1)........ $       56 $       58
Invested assets pledged as collateral (2)...................      1,901      1,569
                                                             ---------- ----------
 Total invested assets on deposit and pledged as collateral. $    1,957 $    1,627
                                                             ========== ==========

--------

(1)See Note 1 for information about invested assets that became restricted under the MetLife Insurance Company of Connecticut plan to withdraw its New York license on January 1, 2014.

(2)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see Note 8).

    See "-- Securities Lending" for securities on loan.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2013       2012
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $      648 $      560
     Carrying value (2)............................. $      498 $      459

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                            December 31,
                                                        ---------------------
                                                           2013       2012
                                                        ---------- ----------
                                                            (In millions)
  Contractually required payments (including interest). $      238 $      172
  Cash flows expected to be collected (1).............. $      183 $       88
  Fair value of investments acquired................... $      128 $       55

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                            December 31,
                                                        ---------------------
                                                           2013       2012
                                                        ---------- ----------
                                                            (In millions)
   Accretable yield, January 1,........................ $      309 $      320
   Investments purchased...............................         55         33
   Accretion recognized in earnings....................       (24)       (18)
   Disposals...........................................        (8)        (4)
   Reclassification (to) from nonaccretable difference.       (24)       (22)
                                                        ---------- ----------
   Accretable yield, December 31,...................... $      308 $      309
                                                        ========== ==========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.6 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $862 million at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $217.3 billion and $178.3 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $16.3 billion and $12.4 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $20.9 billion, $13.1 billion and $7.1 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                        December 31,
                                                      -----------------
                                                        2013     2012
                                                      -------- --------
                                                        (In millions)
         CSEs: (1)
         Assets:
          Mortgage loans (commercial mortgage loans). $  1,598 $  2,666
          Accrued investment income..................        9       13
                                                      -------- --------
            Total assets............................. $  1,607 $  2,679
                                                      ======== ========
         Liabilities:
          Long-term debt............................. $  1,461 $  2,559
          Other liabilities..........................        7       13
                                                      -------- --------
            Total liabilities........................ $  1,468 $  2,572
                                                      ======== ========

--------

(1)The Company consolidates entities that are structured as CMBS. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of $120 million and $92 million at estimated fair value at December 31, 2013 and 2012, respectively. The long-term debt bears interest primarily at fixed rates ranging from 2.25% to 5.57%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was $122 million, $163 million and $322 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $   8,393  $   8,393  $  10,347  $  10,347
 U.S. and foreign corporate.....................       468        468        651        651
Other limited partnership interests.............     1,651      2,077      1,408      1,930
Real estate joint ventures......................        41         45         71         74
Other invested assets...........................         9         44         --         --
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  10,562  $  11,027  $  12,477  $  13,002
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For its investments in other invested assets, the Company's return is in the form of income tax credits. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitment. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 15, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                          2013     2012    2011
                                                                          ------  ------  ------
                                                                            (In millions)
Investment income:
 Fixed maturity securities.............................................. $2,102   $2,143  $2,147
 Equity securities......................................................     12        9      10
 Mortgage loans.........................................................    344      357     347
 Policy loans...........................................................     55       59      63
 Real estate and real estate joint ventures.............................     56       83      24
 Other limited partnership interests....................................    266      167     176
 Cash, cash equivalents and short-term investments......................      4        5       5
 International joint ventures...........................................    (5)      (2)     (5)
 Other..................................................................     --      (2)       4
                                                                          ------  ------  ------
   Subtotal.............................................................  2,834    2,819   2,771
 Less: Investment expenses..............................................    114      101     100
                                                                          ------  ------  ------
   Subtotal, net........................................................  2,720    2,718   2,671
                                                                          ------  ------  ------
FVO securities--FVO contractholder-directed unit-linked investments (1).     --       62      71
 FVO CSEs--interest income--commercial mortgage loans...................    132      172     332
                                                                          ------  ------  ------
   Subtotal.............................................................    132      234     403
                                                                          ------  ------  ------
     Net investment income.............................................. $2,852   $2,952  $3,074
                                                                          ======  ======  ======

--------

(1)There were no changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income for both the years ended December 31, 2013 and 2012. Changes in estimated fair value subsequent to purchase for securities included in net investment income were ($11) million for the year ended December 31, 2011.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                              Years Ended December 31,
                                                                            --------------------------
                                                                             2013     2012      2011
                                                                             ------   -------  ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Transportation........................................................ $  (3)   $  (16)   $   --
     Finance...............................................................    (3)       (7)      (9)
     Utility...............................................................     --       (3)       --
     Communications........................................................     --       (2)     (11)
     Industrial............................................................     --       (1)      (2)
                                                                             ------   -------  ------
       Total U.S. and foreign corporate securities.........................    (6)      (29)     (22)
   RMBS....................................................................   (14)      (20)     (17)
   ABS.....................................................................     --        --      (5)
   CMBS....................................................................     --        --      (3)
                                                                             ------   -------  ------
 OTTI losses on fixed maturity securities recognized in earnings...........   (20)      (49)     (47)
 Fixed maturity securities -- net gains (losses) on sales and disposals....     58       145       81
                                                                             ------   -------  ------
        Total gains (losses) on fixed maturity securities..................     38        96       34
                                                                             ------   -------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock..........................................    (3)        --      (6)
   Common stock............................................................    (2)       (9)      (2)
                                                                             ------   -------  ------
 OTTI losses on equity securities recognized in earnings...................    (5)       (9)      (8)
 Equity securities -- net gains (losses) on sales and disposals............     10         5     (13)
                                                                             ------   -------  ------
        Total gains (losses) on equity securities..........................      5       (4)     (21)
                                                                             ------   -------  ------
 Mortgage loans............................................................      5        27       26
 Real estate and real estate joint ventures................................      2       (3)      (1)
 Other limited partnership interests.......................................    (6)       (2)      (5)
 Other investment portfolio gains (losses).................................      8         4      (9)
                                                                             ------   -------  ------
        Subtotal -- investment portfolio gains (losses)....................     52       118       24
                                                                             ------   -------  ------
FVO CSEs:
 Commercial mortgage loans.................................................   (56)         7     (84)
 Long-term debt -- related to commercial mortgage loans....................     88        27       93
Non-investment portfolio gains (losses)....................................    (2)        --        2
                                                                             ------   -------  ------
        Subtotal FVO CSEs and non-investment portfolio gains (losses)......     30        34       11
                                                                             ------   -------  ------
          Total net investment gains (losses).............................. $   82   $   152   $   35
                                                                             ======   =======  ======

   See "-- Variable Interest Entities" for discussion of CSEs.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) was less than $1 million, $2 million and ($7) million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                     Years Ended December 31,
                             -------------------------------------------------------------------------
                               2013    2012     2011    2013    2012   2011    2013    2012     2011
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
                             Fixed Maturity Securities   Equity Securities             Total
                             ------------------------- --------------------- -------------------------
                                                           (In millions)
Proceeds.................... $ 11,051 $ 6,690 $ 11,634 $    75 $   39 $  190 $ 11,126 $ 6,729 $ 11,824
                             ======== ======= ======== ======= ====== ====== ======== ======= ========
Gross investment gains...... $    189 $   186 $    182 $    19 $    9 $    9 $    208 $   195 $    191
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
Gross investment losses.....    (131)    (41)    (101)     (9)    (4)   (22)    (140)    (45)    (123)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
Total OTTI losses:
  Credit-related............     (17)    (42)     (38)      --     --     --     (17)    (42)     (38)
  Other (1).................      (3)     (7)      (9)     (5)    (9)    (8)      (8)    (16)     (17)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
   Total OTTI losses........     (20)    (49)     (47)     (5)    (9)    (8)     (25)    (58)     (55)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
    Net investment gains
     (losses)............... $     38 $    96 $     34 $     5 $  (4) $ (21) $     43 $    92 $     13
                             ======== ======= ======== ======= ====== ====== ======== ======= ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                  Years Ended December 31,
                                                                 ---------------------------
                                                                     2013          2012
                                                                 ------------- -------------
                                                                        (In millions)
Balance at January 1,........................................... $          59 $          55
Additions:
 Initial impairments -- credit loss OTTI recognized on
   securities not previously impaired...........................             1             6
 Additional impairments -- credit loss OTTI recognized on
   securities previously impaired...............................            12            15
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
   of securities previously impaired as credit loss OTTI........          (15)          (17)
                                                                 ------------- -------------
Balance at December 31,......................................... $          57 $          59
                                                                 ============= =============

 Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                       2013    2012    2011
                                                                     -------- ------- -------
                                                                          (In millions)
Estimated fair value of invested assets transferred to affiliates... $    874 $    -- $    --
Amortized cost of invested assets transferred to affiliates......... $    827 $    -- $    --
Net investment gains (losses) recognized on transfers............... $     47 $    -- $    --
Estimated fair value of invested assets transferred from affiliates. $    834 $    -- $    33

  Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $739 million and $751 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 1.

  The Company has affiliated loans outstanding to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans, with a carrying value of $364 million and $306 million at December 31, 2013 and 2012, respectively. Two loans issued in 2013 totaling $60 million bear interest at one-month LIBOR + 4.50% with quarterly interest only payments of less than $1 million through January 2017, when the principal balance is due. A loan with a carrying value of $110 million, at both December 31, 2013 and 2012, bears interest at one-month LIBOR + 1.95% with quarterly interest only payments of $1 million through January 2015, when the principal balance is due. A loan with a carrying value of $134 million and $136 million at December 31, 2013 and 2012, respectively, bears interest at 7.26% due in quarterly principal and interest payments of $3 million through January 2020, when the principal balance is due. A loan with a carrying value of $60 million, at both December 31, 2013 and 2012, bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. These affiliated loans are secured by interests in the real estate

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these affiliated loans was $16 million, $17 million and $14 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $430 million at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loans of $305 million, issued by MetLife Insurance Company of Connecticut and $125 million, issued by MLI-USA, are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. Net investment income from these affiliated loans was $25 million, $25 million and $8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  In July 2013, the Company committed to lend up to $1.8 billion to Exeter, an affiliate, pursuant to a note purchase agreement. Pursuant to the agreement, MetLife Insurance Company of Connecticut committed to purchase up to $1.3 billion of notes and MLI-USA committed to purchase up to $438 million of notes through December 31, 2014. The notes will be due not later than three years after issuance. The repayment of any notes issued pursuant to this agreement is guaranteed by MetLife. In October 2013, pursuant to this agreement, the Company issued loans to Exeter which are included in other invested assets, totaling $500 million at December 31, 2013. The loans of $375 million, issued by MetLife Insurance Company of Connecticut, and $125 million, issued by MLI-USA, are both due October 15, 2015, and bear interest, payable semi-annually, at 2.47%. Net investment income from this loan was $3 million at December 31, 2013. The remaining total commitment to lend is $1.2 billion with $925 million committed by MetLife Insurance Company of Connecticut and $313 million committed by MLI-USA at December 31, 2013.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $68 million for both years ended December 31, 2013 and 2012 and $67 million for the year ended December 31, 2011. The Company also had additional affiliated net investment income of $1 million for the year ended December 31, 2013 and less than $1 million for both of the years ended December 31, 2012 and 2011.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)

over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps. The Company utilizes inflation swaps in non-qualifying hedging relationships.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   To a lesser extent, the Company uses foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   To a lesser extent, the Company uses credit forwards to lock in the price to be paid for forward purchases of certain securities. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, variance swaps and exchange-traded equity futures.

   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   To a lesser extent, the Company also uses total rate of return swaps ("TRRs") to hedge its equity market guarantees in certain of its insurance products. The Company utilizes TRRs in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                     December 31,
                                                             -------------------------------------------------------------
                                                                          2013                           2012
                                                             ------------------------------ ------------------------------
                                                                       Estimated Fair Value           Estimated Fair Value
                                                                       --------------------           --------------------
                                                             Notional                       Notional
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount    Assets  Liabilities
                           --------------------------------  --------- -------- ----------- --------- -------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $     436 $      5    $     10 $     538 $     28   $       9
  Foreign currency swaps.. Foreign currency exchange rate...       122       --          13       122       --          14
                                                             --------- --------    -------- --------- --------   ---------
   Subtotal..............................................          558        5          23       660       28          23
                                                             --------- --------    -------- --------- --------   ---------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................       537        6          32       658       99          --
  Interest rate forwards.. Interest rate....................       245        3           4       410       81          --
  Foreign currency swaps.. Foreign currency exchange rate...       544       25          35       524       16          14
                                                             --------- --------    -------- --------- --------   ---------
   Subtotal..............................................        1,326       34          71     1,592      196          14
                                                             --------- --------    -------- --------- --------   ---------
    Total qualifying hedges.............................         1,884       39          94     2,252      224          37
                                                             --------- --------    -------- --------- --------   ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................    22,262      881         441    16,869    1,254         513
Interest rate floors...... Interest rate....................    17,604      103          99    15,136      318         274
Interest rate caps........ Interest rate....................     9,651       36          --     9,031       11          --
Interest rate futures..... Interest rate....................     1,443       --           3     2,771       --           7
Foreign currency swaps.... Foreign currency exchange rate...       882       52          41       811       60          35
Foreign currency forwards. Foreign currency exchange rate...        56       --           1       139       --           4
Credit default
 swaps -- purchased....... Credit...........................       157       --           1       162       --           2
Credit default
 swaps -- written......... Credit...........................     2,243       38          --     2,456       23           1
Equity futures............ Equity market....................       778       --           3     1,075       --          27
Equity options............ Equity market....................     3,597      305          42     2,845      469           1
Variance swaps............ Equity market....................     2,270        6          94     2,346       11          62
TRRs...................... Equity market....................       462       --          22       300       --           7
                                                             --------- --------    -------- --------- --------   ---------
   Total non-designated or non-qualifying derivatives....       61,405    1,421         747    53,941    2,146         933
                                                             --------- --------    -------- --------- --------   ---------
    Total...............................................     $  63,289 $  1,460    $    841 $  56,193 $  2,370   $     970
                                                             ========= ========    ======== ========= ========   =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                             ---------------------------------
                                                 2013         2012      2011
                                             ------------- ---------- --------
                                                       (In millions)
 Derivatives and hedging gains (losses) (1). $       (958) $    (289) $    846
 Embedded derivatives.......................          (94)        292      250
                                             ------------- ---------- --------
  Total net derivative gains (losses)....... $     (1,052) $    1,003 $  1,096
                                             ============= ========== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                      Years Ended December 31,
                                                     ---------------------------
                                                       2013      2012     2011
                                                     --------- -------- --------
                                                            (In millions)
Qualifying hedges:
 Net investment income.............................. $       2 $      2 $      2
 Interest credited to policyholder account balances.         2       18       41
Non-qualifying hedges:
 Net derivative gains (losses)......................        79      127       83
 Policyholder benefits and claims...................      (17)      (6)       --
                                                     --------- -------- --------
   Total............................................ $      66 $    141 $    126
                                                     ========= ======== ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                               Net     Policyholder
                                             Net Derivative Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2013:
 Interest rate derivatives..................   $      (558)  $      --   $     (26)
 Foreign currency exchange rate derivatives.           (24)         --           --
 Credit derivatives -- purchased............             --         --           --
 Credit derivatives -- written..............             27         --           --
 Equity derivatives.........................          (486)        (7)         (90)
                                               ------------  ---------   ----------
   Total....................................   $    (1,041)  $     (7)   $    (116)
                                               ============  =========   ==========
Year Ended December 31, 2012:
 Interest rate derivatives..................   $        (5)  $      --   $       --
 Foreign currency exchange rate derivatives.            (4)         --           --
 Credit derivatives -- purchased............           (11)         --           --
 Credit derivatives -- written..............             41         --           --
 Equity derivatives.........................          (413)        (4)         (51)
                                               ------------  ---------   ----------
   Total....................................   $      (392)  $     (4)   $     (51)
                                               ============  =========   ==========
Year Ended December 31, 2011:
 Interest rate derivatives..................   $        701  $      --   $       --
 Foreign currency exchange rate derivatives.             27         --           --
 Credit derivatives -- purchased............             13         --           --
 Credit derivatives -- written..............           (13)         --           --
 Equity derivatives.........................             45        (7)          (4)
                                               ------------  ---------   ----------
   Total....................................   $        773  $     (7)   $      (4)
                                               ============  =========   ==========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                         Net Derivative  Net Derivative Ineffectiveness
                                                         Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value   Hedged Items in Fair Value     Recognized    Recognized for Net Derivative
Hedging Relationships         Hedging Relationships      for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------- --------------- -------------- ---------------
                                                                         (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities....  $            7 $          (9)  $          (2)
                           Policyholder liabilities (1).            (30)             28             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).               2            (2)              --
                                                          -------------- --------------  --------------
  Total...............................................    $         (21) $           17  $          (4)
                                                          ============== ==============  ==============
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities....  $          (3) $            1  $          (2)
                           Policyholder liabilities (1).            (10)              8             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).            (29)             20             (9)
                                                          -------------- --------------  --------------
  Total...............................................    $         (42) $           29  $         (13)
                                                          ============== ==============  ==============
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities....  $          (7) $            5  $          (2)
                           Policyholder liabilities (1).              36           (38)             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).            (52)             30            (22)
                                                          -------------- --------------  --------------
  Total...............................................    $         (23) $          (3)  $         (26)
                                                          ============== ==============  ==============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were $0 for both years ended December 31, 2013 and 2012 and $1 million for the year ended December 31, 2011.

  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $39 million and $243 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholders' equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (120)   $         --  $          --  $                    --
Interest rate forwards...                (57)              9              1                       --
Foreign currency swaps...                (15)             --             --                        1
Credit forwards..........                 (1)             --              1                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (193)   $          9  $           2  $                     1
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $               21   $         --  $          --  $                     1
Interest rate forwards...                   1              1              1                       --
Foreign currency swaps...                (15)              1             --                      (1)
Credit forwards..........                  --             --             --                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $                7   $          2  $           1  $                    --
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              132   $          1  $          --  $                    --
Interest rate forwards...                 208              9             --                        1
Foreign currency swaps...                  17            (2)             --                       --
Credit forwards..........                  --              1             --                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $              357   $          9  $          --  $                     1
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, $1 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2.2 billion and $2.5 billion at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $38 million and $22 million, respectively, to terminate all of these contracts.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                              Estimated      Maximum                   Estimated      Maximum
                              Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of  of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                     Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)          Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                     (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default
  swaps (corporate)..........  $       3    $         115          2.7  $       3   $          167          3.2
Credit default swaps
  referencing indices........          6              650          1.1         10              650          2.1
                              ---------- ----------------              ---------- ----------------
 Subtotal....................          9              765          1.3         13              817          2.3
                              ---------- ----------------              ---------- ----------------
Baa
Single name credit default
  swaps (corporate)..........          8              446          3.0          4              479          3.8
Credit default swaps
  referencing indices........         18              996          4.9          5            1,124          4.8
                              ---------- ----------------              ---------- ----------------
 Subtotal....................         26            1,442          4.3          9            1,603          4.5
                              ---------- ----------------              ---------- ----------------
B
Single name credit default
  swaps (corporate)..........         --               --           --         --               --           --
Credit default swaps
  referencing indices........          3               36          5.0         --               36          5.0
                              ---------- ----------------              ---------- ----------------
 Subtotal....................          3               36          5.0         --               36          5.0
                              ---------- ----------------              ---------- ----------------
   Total.....................  $      38    $       2,243          3.3  $      22   $        2,456          3.8
                              ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  1,450    $    851 $  2,436    $    982
  OTC-cleared (1)................................................       50           9       --          --
  Exchange-traded................................................       --           6       --          34
                                                                  --------    -------- --------    --------
    Total gross estimated fair value of derivatives (1)..........    1,500         866    2,436       1,016
 Amounts offset in the consolidated balance sheets...............       --          --       --          --
                                                                  --------    -------- --------    --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    1,500         866    2,436       1,016
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................    (670)       (670)    (838)       (838)
  OTC-cleared....................................................      (8)         (8)       --          --
  Exchange-traded................................................       --          --       --          --
 Cash collateral: (3)
  OTC-bilateral..................................................    (216)          --    (897)          --
  OTC-cleared....................................................     (40)         (1)       --          --
  Exchange-traded................................................       --         (5)       --        (34)
 Securities collateral: (4)
  OTC-bilateral..................................................    (554)       (160)    (689)       (121)
  OTC-cleared....................................................       --          --       --          --
  Exchange-traded................................................       --         (1)       --          --
                                                                  --------    -------- --------    --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     12    $     21 $     12    $     23
                                                                  ========    ======== ========    ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $40 million and $66 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $25 million and $46 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $21 million and $0, respectively, and provided excess cash collateral of $19 million and $53 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $34 million and $0, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $1 million and $0, respectively, for its OTC-bilateral derivatives, $29 million and $0, respectively, for its OTC-cleared derivatives and $46 million and $0, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided: Fair Value of Incremental Collateral Provided Upon:
                                          -------------------- ---------------------------------------------------
                                                                                          Downgrade in the
                                                                                    Company's Financial Strength
                                                                   One Notch           Rating to a Level that
                         Estimated                                Downgrade in        Triggers Full Overnight
                       Fair Value of                             the Company's          Collateralization or
                     Derivatives in Net      Fixed Maturity    Financial Strength        Termination of the
                   Liability Position (1)      Securities            Rating             Derivative Position
                   ---------------------- -------------------- ------------------   ----------------------------
                                                          (In millions)
December 31, 2013          $          181       $          161      $          --             $                2
December 31, 2012          $          143       $          121      $           2             $               28

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs and certain GMIBs; funds withheld on ceded reinsurance; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                     December 31,
                                                                  -------------------
                                        Balance Sheet Location       2013      2012
                                       -------------------------- ---------- --------
                                                                     (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $      912 $  3,551
  Options embedded in debt or equity
   securities......................... Investments...............       (30)     (14)
                                                                  ---------- --------
   Net embedded derivatives within asset host contracts.......    $      882 $  3,537
                                                                  ========== ========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $  (1,232) $    705
  Assumed guaranteed minimum benefits. PABs......................       (13)        4
  Funds withheld on ceded reinsurance. Other liabilities.........         34      552
                                                                  ---------- --------
   Net embedded derivatives within liability host contracts...    $  (1,211) $  1,261
                                                                  ========== ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                               Years Ended December 31,
                                         -------------------------------------
                                             2013         2012        2011
                                         ------------- ----------- -----------
                                                     (In millions)
  Net derivative gains (losses) (1) (2). $        (94) $     1,292 $       250

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($156) million, ($235) million and $354 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $76 million, $124 million and ($476) million for the years ended
   December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

9. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The Company defines
                          active markets based on average
                          trading volume for equity securities.
                          The size of the bid/ask spread is
                          used as an indicator of market
                          activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                              Level 1   Level 2    Level 3     Fair Value
                                                              -------- ---------- ---------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $     -- $   15,454 $    1,248    $     16,702
  Foreign corporate..........................................       --      7,783        734           8,517
  U.S. Treasury and agency...................................    4,365      3,929         --           8,294
  RMBS.......................................................       --      4,266        422           4,688
  State and political subdivision............................       --      2,224         --           2,224
  ABS........................................................       --      1,682        419           2,101
  CMBS.......................................................       --      1,532         72           1,604
  Foreign government.........................................       --      1,122         --           1,122
                                                              -------- ---------- ----------    ------------
   Total fixed maturity securities...........................    4,365     37,992      2,895          45,252
                                                              -------- ---------- ----------    ------------
Equity securities:
  Non-redeemable preferred stock.............................       --        136         81             217
  Common stock...............................................       86         84         31             201
                                                              -------- ---------- ----------    ------------
   Total equity securities...................................       86        220        112             418
                                                              -------- ---------- ----------    ------------
Short-term investments (1)...................................      391      1,671         --           2,062
Mortgage loans held by CSEs -- FVO...........................       --      1,598         --           1,598
Other invested assets:
  FVO securities.............................................       --          9         --               9
  Derivative assets: (2)
   Interest rate.............................................       --      1,011         23           1,034
   Foreign currency exchange rate............................       --         77         --              77
   Credit....................................................       --         32          6              38
   Equity market.............................................       --        305          6             311
                                                              -------- ---------- ----------    ------------
     Total derivative assets.................................       --      1,425         35           1,460
                                                              -------- ---------- ----------    ------------
      Total other invested assets............................       --      1,434         35           1,469
Net embedded derivatives within asset host contracts (3).....       --         --        912             912
Separate account assets (4)..................................      259     97,368        153          97,780
                                                              -------- ---------- ----------    ------------
      Total assets........................................... $  5,101 $  140,283 $    4,107    $    149,491
                                                              ======== ========== ==========    ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      3 $      574 $       12    $        589
  Foreign currency exchange rate.............................       --         90         --              90
  Credit.....................................................       --          1         --               1
  Equity market..............................................        3         64         94             161
                                                              -------- ---------- ----------    ------------
   Total derivative liabilities..............................        6        729        106             841
                                                              -------- ---------- ----------    ------------
Net embedded derivatives within liability host contracts (3).       --         --    (1,211)         (1,211)
Long-term debt of CSEs.......................................       --      1,461         --           1,461
                                                              -------- ---------- ----------    ------------
      Total liabilities...................................... $      6 $    2,190 $  (1,105)    $      1,091
                                                              ======== ========== ==========    ============

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                              Level 1   Level 2   Level 3    Fair Value
                                                              -------- ---------- -------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $     -- $   17,461 $  1,434     $    18,895
  Foreign corporate..........................................       --      8,577      868           9,445
  U.S. Treasury and agency...................................    5,082      3,782       --           8,864
  RMBS.......................................................       --      5,460      278           5,738
  State and political subdivision............................       --      2,304       25           2,329
  ABS........................................................       --      1,910      343           2,253
  CMBS.......................................................       --      2,231      125           2,356
  Foreign government.........................................       --      1,085        3           1,088
                                                              -------- ---------- --------     -----------
    Total fixed maturity securities..........................    5,082     42,810    3,076          50,968
                                                              -------- ---------- --------     -----------
Equity securities:
  Non-redeemable preferred stock.............................       --         47       93             140
  Common stock...............................................       70         81       26             177
                                                              -------- ---------- --------     -----------
    Total equity securities..................................       70        128      119             317
                                                              -------- ---------- --------     -----------
Short-term investments (1)...................................    1,233      1,285       13           2,531
Mortgage loans held by CSEs -- FVO...........................       --      2,666       --           2,666
Other invested assets:
  FVO securities.............................................       --          9       --               9
  Derivative assets: (2)
    Interest rate............................................       --      1,643      148           1,791
    Foreign currency exchange rate...........................       --         76       --              76
    Credit...................................................       --         13       10              23
    Equity market............................................       --        469       11             480
                                                              -------- ---------- --------     -----------
     Total derivative assets.................................       --      2,201      169           2,370
                                                              -------- ---------- --------     -----------
       Total other invested assets...........................       --      2,210      169           2,379
Net embedded derivatives within asset host contracts (3).....       --         --    3,551           3,551
Separate account assets (4)..................................      201     85,772      141          86,114
                                                              -------- ---------- --------     -----------
       Total assets.......................................... $  6,586 $  134,871 $  7,069     $   148,526
                                                              ======== ========== ========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      7 $      767 $     29     $       803
  Foreign currency exchange rate.............................       --         67       --              67
  Credit.....................................................       --          3       --               3
  Equity market..............................................       27          8       62              97
                                                              -------- ---------- --------     -----------
    Total derivative liabilities.............................       34        845       91             970
                                                              -------- ---------- --------     -----------
Net embedded derivatives within liability host contracts (3).       --         --    1,261           1,261
Long-term debt of CSEs.......................................       --      2,559       --           2,559
                                                              -------- ---------- --------     -----------
       Total liabilities..................................... $     34 $    3,404 $  1,352     $     4,790
                                                              ======== ========== ========     ===========

--------

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($30) million and ($14) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to MetLife Insurance Company of Connecticut's Audit Committee regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

  fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 11% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments and Long-term Debt of CSEs

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of long-term debt of CSEs is determined on a basis consistent with the methodologies described herein for securities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

   Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Mortgage Loans Held by CSEs -- FVO

    The Company consolidates certain securitization entities that hold commercial mortgage loans.

  Level 2 Valuation Techniques and Key Inputs:

    These investments are principally valued using the market approach. The principal market for these investments is the securitization market. The Company uses the quoted securitization market price of the obligations of the CSEs to determine the estimated fair value of these commercial loan portfolios. These market prices are determined principally by independent pricing services using observable inputs.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs." Also included are certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

 valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   Equity market

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   The Company assumed, from an affiliated insurance company, the risk associated with certain GMIBs. These embedded derivatives are included in other policy-related balances in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these assumed risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments and Long-term Debt of CSEs." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and Assumed Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012, transfers between Levels 1 and 2 were not significant.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                                December 31, 2013
                                                                                           ---------------------------
                                       Valuation                   Significant                                Weighted
                                      Techniques               Unobservable Inputs              Range        Average (1)
                                ------------------------    ---------------------------    ---------------   -----------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                     (10) -     240      51
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)           30  -      30      30
                                                             Credit spreads (4)              (112) -     538     208
                                                             Offered quotes (5)                99  -     100     100
..                                Consensus pricing           Offered quotes (5)                33  -     103      87
                                -----------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)               (96) -   2,406     295
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 10  -     100      95
                                 Consensus pricing           Offered quotes (5)                78  -     100      95
                                -----------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)               341  -   1,879     746
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 97  -     104     101
                                 Consensus pricing           Offered quotes (5)               101  -     101     101
                                -----------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)                30  -     875     319
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 --  -     104     101
                                 Consensus pricing           Offered quotes (5)                58  -     106      98
                                -----------------------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                   248  -     450
                                   techniques
                                -----------------------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)                98  -     100
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                -----------------------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)                  17%  -     28%
                                   techniques
                                -----------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                    0%  -   0.10%
  benefits.....................
                                                                Ages 41 - 60                0.04%  -   0.65%
                                                                Ages 61 - 115               0.26%  -    100%
                                                             Lapse rates:
                                                                Durations 1 - 10            0.50%  -    100%
                                                                Durations 11 - 20              3%  -    100%
                                                                Durations 21 - 116             3%  -    100%
                                                             Utilization rates                20%  -     50%
                                                             Withdrawal rates               0.07%  -     10%
                                                             Long-term equity              17.40%  -     25%
                                                               volatilities
                                                             Nonperformance                 0.03%  -   0.44%
                                                               risk spread
                                -----------------------------------------------------------------------------------------

                                                                                                December 31, 2012
                                                                                           ---------------------------
                                       Valuation                   Significant                                Weighted
                                      Techniques               Unobservable Inputs              Range        Average (1)
                                ------------------------    ---------------------------    ---------------   -----------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                       9  -     500     105
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)           30  -      30      30
                                                             Credit spreads (4)              (157) -     876     282
                                                             Offered quotes (5)               100  -     100     100
..                                Consensus pricing           Offered quotes (5)                35  -     555      96
                                -----------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)                40  -   2,367     436
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                100  -     100     100
                                 Consensus pricing           Offered quotes (5)
                                -----------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)                10  -   9,164     413
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                100  -     104     102
                                 Consensus pricing           Offered quotes (5)
                                -----------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)                --  -     900     152
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 97  -     102     100
                                 Consensus pricing           Offered quotes (5)                50  -     111     100
                                -----------------------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                   221  -     353
                                   techniques
                                -----------------------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)               100  -     100
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                -----------------------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)                  18%  -     26%
                                   techniques
                                -----------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                    0%  -   0.10%
  benefits.....................
                                                                Ages 41 - 60                0.05%  -   0.64%
                                                                Ages 61 - 115               0.32%  -    100%
                                                             Lapse rates:
                                                                Durations 1 - 10            0.50%  -    100%
                                                                Durations 11 - 20              3%  -    100%
                                                                Durations 21 - 116             3%  -    100%
                                                             Utilization rates                20%  -     50%
                                                             Withdrawal rates               0.07%  -     10%
                                                             Long-term equity              17.40%  -     25%
                                                               volatilities
                                                             Nonperformance                 0.10%  -   0.67%
                                                               risk spread
                                -----------------------------------------------------------------------------------------

                                                                                             Impact of
                                                                                            Increase in
                                                                                             Input on
                                       Valuation                   Significant               Estimated
                                      Techniques               Unobservable Inputs         Fair Value (2)
                                ------------------------    ---------------------------    --------------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                    Decrease
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)         Decrease
                                                             Credit spreads (4)              Decrease
                                                             Offered quotes (5)              Increase
..                                Consensus pricing           Offered quotes (5)              Increase
                                --------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                Increase (11)
                                   techniques
                                --------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)            Decrease (8)
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                --------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)               Increase (11)
                                   techniques
                                --------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                Decrease (12)
  benefits.....................
                                                                Ages 41 - 60               Decrease (12)
                                                                Ages 61 - 115              Decrease (12)
                                                             Lapse rates:
                                                                Durations 1 - 10           Decrease (13)
                                                                Durations 11 - 20          Decrease (13)
                                                                Durations 21 - 116         Decrease (13)
                                                             Utilization rates             Increase (14)
                                                             Withdrawal rates                      (15)
                                                             Long-term equity              Increase (16)
                                                               volatilities
                                                             Nonperformance                Decrease (17)
                                                               risk spread
                                --------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(9)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(10)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

   contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------------------
                                                                     Fixed Maturity Securities:
                                          ---------------------------------------------------------------------------------
                                                                                      State and
                                            U.S.     Foreign  U.S. Treasury           Political                  Foreign
                                          Corporate Corporate  and Agency     RMBS   Subdivision  ABS    CMBS   Government
                                          --------- --------- ------------- -------- ----------- ------ ------- -----------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  1,434  $    868    $        -- $    278  $      25  $  343 $   125 $         3
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7        --             --        1         --       1       1          --
   Net investment gains (losses).........       --       (7)             --      (1)         --       2      --          --
   Net derivative gains (losses).........       --        --             --       --         --      --      --          --
  OCI....................................     (39)       (5)             --       13         --     (5)       3          --
Purchases (3)............................      150        53             --      170         --     184      37          --
Sales (3)................................    (243)     (129)             --     (49)        (2)    (53)    (71)         (3)
Issuances (3)............................       --        --             --       --         --      --      --          --
Settlements (3)..........................       --        --             --       --         --      --      --          --
Transfers into Level 3 (4)...............      218        30             --       14         --      --      --          --
Transfers out of Level 3 (4).............    (279)      (76)             --      (4)       (23)    (53)    (23)          --
                                          --------  --------    ----------- --------  ---------  ------ ------- -----------
Balance at December 31,.................. $  1,248  $    734    $        -- $    422  $      --  $  419 $    72 $        --
                                          ========  ========    =========== ========  =========  ====== ======= ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7  $     --    $        -- $      1  $      --  $   -- $    -- $        --
  Net investment gains (losses).......... $     --  $    (3)    $        -- $     --  $      --  $   -- $    -- $        --
  Net derivative gains (losses).......... $     --  $     --    $        -- $     --  $      --  $   -- $    -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ----------------------------------------------------------------------------------
                                          Equity Securities:               Net Derivatives: (6)
                                          -------------------             -----------------------
                                             Non-
                                          redeemable                                                    Net        Separate
                                          Preferred   Common  Short-term  Interest        Equity     Embedded      Account
                                            Stock     Stock   Investments   Rate   Credit Market  Derivatives (7) Assets (8)
                                          ---------- -------- ----------- -------- ------ ------- --------------- ----------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $       93 $     26 $       13  $   119  $   10 $  (51)   $       2,290  $    141
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         --       --         --       --      --      --              --        --
   Net investment gains (losses).........         --        8         --       --      --      --              --         6
   Net derivative gains (losses).........         --       --         --     (16)     (4)    (40)             108        --
  OCI....................................         12        7         --     (58)      --      --              --        --
Purchases (3)............................          3        2         --       --      --      --              --         9
Sales (3)................................       (27)     (12)       (13)       --      --      --              --       (6)
Issuances (3)............................         --       --         --       --      --      --              --        --
Settlements (3)..........................         --       --         --     (19)      --       3            (59)        --
Transfers into Level 3 (4)...............         --       --         --       --      --      --              --         3
Transfers out of Level 3 (4).............         --       --         --     (15)      --      --              --        --
                                          ---------- -------- ----------  -------  ------ -------   -------------  --------
Balance at December 31,.................. $       81 $     31 $       --  $    11  $    6 $  (88)   $       2,123  $    153
                                          ========== ======== ==========  =======  ====== =======   =============  ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $       -- $     -- $       --  $    --  $   -- $    --   $          --  $     --
  Net investment gains (losses).......... $      (3) $    (2) $       --  $    --  $   -- $    --   $          --  $     --
  Net derivative gains (losses).......... $       -- $     -- $       --  $   (8)  $  (4) $  (36)   $        (83)  $     --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          -------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          -------------------------------------------------------------------------------
                                                                 U.S.               State and
                                            U.S.     Foreign   Treasury             Political                  Foreign
                                          Corporate Corporate and Agency    RMBS   Subdivision  ABS    CMBS   Government
                                          --------- --------- ----------- -------- ----------- ------ ------- -----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance at January 1,.................... $  1,432  $    580  $        -- $    239  $      23  $  220 $   147 $         2
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7        --           --       --         --      --      --          --
   Net investment gains (losses).........       --      (24)           --      (4)         --      --     (1)          --
   Net derivative gains (losses).........       --        --           --       --         --      --      --          --
  OCI....................................       66        44           --       39          2       8       6           1
Purchases (3)............................      227       269           --       61         --     148      22          --
Sales (3)................................    (183)      (56)           --     (63)         --    (15)    (71)          --
Issuances (3)............................       --        --           --       --         --      --      --          --
Settlements (3)..........................       --        --           --       --         --      --      --          --
Transfers into Level 3 (4)...............       76        68           --        6         --      --      39          --
Transfers out of Level 3 (4).............    (191)      (13)           --       --         --    (18)    (17)          --
                                          --------  --------  ----------- --------  ---------  ------ ------- -----------
Balance at December 31,.................. $  1,434  $    868  $        -- $    278  $      25  $  343 $   125 $         3
                                          ========  ========  =========== ========  =========  ====== ======= ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7  $      1  $        -- $     --  $      --  $   -- $    -- $        --
  Net investment gains (losses).......... $     --  $   (16)  $        -- $    (2)  $      --  $   -- $    -- $        --
  Net derivative gains (losses).......... $     --  $     --  $        -- $     --  $      --  $   -- $    -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                    -----------------------------------------------------------------------------------
                                    Equity Securities:                Net Derivatives: (6)
                                    -------------------             ------------------------
                                       Non-
                                    redeemable                                                                Separate
                                    Preferred   Common  Short-term  Interest         Equity   Net Embedded    Account
                                      Stock     Stock   Investments   Rate   Credit  Market  Derivatives (7) Assets (8)
                                    ---------- -------- ----------- -------- ------ -------- --------------- ----------
                                                                       (In millions)
Year Ended December 31, 2012:
Balance at January 1,.............. $       76 $     21  $       10  $  174  $ (1)  $     43   $       1,009   $    130
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...........         --       --          --      --     --        --              --         --
   Net investment gains (losses)...         --      (2)          --      --     --        --              --         16
   Net derivative gains (losses)...         --       --          --       1     10      (91)           1,296         --
 OCI...............................         20        9          --       1     --        --              --         --
Purchases (3)......................         --       --          13      --     --        --              --          1
Sales (3)..........................        (3)      (2)        (10)      --     --        --              --        (5)
Issuances (3)......................         --       --          --    (10)     --        --              --         --
Settlements (3)....................         --       --          --    (47)     --       (3)            (15)         --
Transfers into Level 3 (4).........         --       --          --      --     --        --              --          1
Transfers out of Level 3 (4).......         --       --          --      --      1        --              --        (2)
                                    ---------- --------  ----------  ------  -----  --------   -------------   --------
Balance at December 31,............ $       93 $     26  $       13  $  119  $  10  $   (51)   $       2,290   $    141
                                    ========== ========  ==========  ======  =====  ========   =============   ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
 Net investment income............. $       -- $     --  $       --  $   --  $  --  $     --   $          --   $     --
 Net investment gains (losses)..... $       -- $    (4)  $       --  $   --  $  --  $     --   $          --   $     --
 Net derivative gains (losses)..... $       -- $     --  $       --  $    3  $  11  $   (88)   $       1,305   $     --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          --------------------------------------------------------------------------------
                                                                     Fixed Maturity Securities:
                                          --------------------------------------------------------------------------------
                                                                                      State and
                                            U.S.     Foreign  U.S. Treasury           Political                 Foreign
                                          Corporate Corporate  and Agency     RMBS   Subdivision  ABS    CMBS  Government
                                          --------- --------- ------------- -------- ----------- ------ ------ -----------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance at January 1,....................  $  1,510  $    880   $        34 $    282    $     32 $  321 $  130 $        14
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         6         1            --        1          --     --     --          --
   Net investment gains (losses).........        32      (20)            --      (5)          --    (6)     --          --
   Net derivative gains (losses).........        --        --            --       --          --     --     --          --
  OCI....................................        80        22            --      (9)         (8)      8     19          --
Purchases (3)............................        76       282            --       16          --    166     17          --
Sales (3)................................     (175)     (515)            --     (34)         (1)   (46)   (19)        (12)
Issuances (3)............................        --        --            --       --          --     --     --          --
Settlements (3)..........................        --        --            --       --          --     --     --          --
Transfers into Level 3 (4)...............        40         3            --        1          --     --     --          --
Transfers out of Level 3 (4).............     (137)      (73)          (34)     (13)          --  (223)     --          --
                                           --------  --------   ----------- --------    -------- ------ ------ -----------
Balance at December 31,..................  $  1,432  $    580   $        -- $    239    $     23 $  220 $  147 $         2
                                           ========  ========   =========== ========    ======== ====== ====== ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income..................  $      6  $      1   $        -- $      1    $     -- $   -- $   -- $        --
  Net investment gains (losses)..........  $     --  $    (9)   $        -- $    (5)    $     -- $  (2) $   -- $        --
  Net derivative gains (losses)..........  $     --  $     --   $        -- $     --    $     -- $   -- $   -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------------------
                                          Equity Securities:              Net Derivatives: (6)
                                          ------------------             -----------------------
                                             Non-
                                          redeemable                                                              Separate
                                          Preferred  Common  Short-term  Interest         Equity  Net Embedded    Account
                                            Stock    Stock   Investments   Rate   Credit  Market Derivatives (7) Assets (8)
                                          ---------- ------- ----------- -------- ------- ------ --------------- ----------
                                                                      (In millions)
Year Ended December 31, 2011:
Balance at January 1,....................  $     214 $    22  $      173  $ (61)  $    11 $  12     $        677   $    133
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         --      --          --      --       --    --               --         --
   Net investment gains (losses).........       (24)       2         (1)      --       --    --               --        (7)
   Net derivative gains (losses).........         --      --          --      50     (10)    32              254         --
  OCI....................................          1     (6)          --     199       --    --               --         --
Purchases (3)............................         --       9          10      --       --     3               --          5
Sales (3)................................      (115)     (6)       (172)      --       --    --               --        (1)
Issuances (3)............................         --      --          --      --      (1)   (4)               --         --
Settlements (3)..........................         --      --          --    (13)      (1)    --               78         --
Transfers into Level 3 (4)...............         --      --          --     (1)       --    --               --         --
Transfers out of Level 3 (4).............         --      --          --      --       --    --               --         --
                                           --------- -------  ----------  ------  ------- -----     ------------   --------
Balance at December 31,..................  $      76 $    21  $       10  $  174  $   (1) $  43     $      1,009   $    130
                                           ========= =======  ==========  ======  ======= =====     ============   ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income..................  $      -- $    --  $       --  $   --  $    -- $  --     $         --   $     --
  Net investment gains (losses)..........  $     (3) $    --  $       --  $   --  $    -- $  --     $         --   $     --
  Net derivative gains (losses)..........  $      -- $    --  $       --  $   39  $  (10) $  33     $        256   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

 Fair Value Option

   The following table presents information for certain assets and liabilities of CSEs, which are accounted for under the FVO. These assets and liabilities were initially measured at fair value.

                                                                             December 31,
                                                                           -----------------
                                                                              2013     2012
                                                                           -------- --------
                                                                             (In millions)
Assets: (1)
Unpaid principal balance.................................................. $  1,528 $  2,539
Difference between estimated fair value and unpaid principal balance......       70      127
                                                                           -------- --------
 Carrying value at estimated fair value................................... $  1,598 $  2,666
                                                                           ======== ========
Liabilities: (1)
Contractual principal balance............................................. $  1,436 $  2,444
Difference between estimated fair value and contractual principal balance.       25      115
                                                                           -------- --------
 Carrying value at estimated fair value................................... $  1,461 $  2,559
                                                                           ======== ========

--------

(1)These assets and liabilities are comprised of commercial mortgage loans and long-term debt. Changes in estimated fair value on these assets and liabilities and gains or losses on sales of these assets are recognized in net investment gains (losses). Interest income on commercial mortgage loans held by CSEs -- FVO is recognized in net investment income. Interest expense from long-term debt of CSEs -- FVO is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                                  At December 31,          Years Ended December 31,
                                         -------------------------------- --------------------------
                                           2013      2012        2011       2013     2012     2011
                                         --------  --------   ----------- -------- --------- -------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                          (In millions)
Mortgage loans, net (1)................. $   36     $   65     $     8    $    (4) $       4 $     8
Other limited partnership interests (2). $    5     $    6     $     5    $    (6) $     (3) $   (2)
Real estate joint ventures (3).......... $    1     $    2     $    --    $    (1) $     (3) $    --
Goodwill (4)............................ $   --     $   --     $    --    $   (66) $   (394) $    --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 10, in 2013, the Company recorded an impairment of goodwill associated with the Retail Life & Other reporting unit. In addition, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. These impairments have been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                       Fair Value Hierarchy
                                               ------------------------------------
                                     Carrying                                       Total Estimated
                                      Value        Level 1     Level 2     Level 3    Fair Value
                                     --------- ----------- ----------- ------------ ---------------
                                                             (In millions)
Assets
Mortgage loans...................... $   6,120 $        -- $        -- $      6,427  $      6,427
Policy loans........................ $   1,219 $        -- $       872 $        407  $      1,279
Real estate joint ventures.......... $      55 $        -- $        -- $         98  $         98
Other limited partnership interests. $      78 $        -- $        -- $         89  $         89
Other invested assets............... $     931 $        -- $       995 $         --  $        995
Premiums, reinsurance and other
 receivables........................ $   5,928 $        -- $        24 $      6,282  $      6,306
Liabilities
PABs................................ $  20,875 $        -- $        -- $     21,987  $     21,987
Long-term debt...................... $     790 $        -- $     1,009 $         --  $      1,009
Other liabilities................... $     258 $        -- $        96 $        162  $        258
Separate account liabilities........ $   1,448 $        -- $     1,448 $         --  $      1,448

                                                           December 31, 2012
                                     --------------------------------------------------------------
                                                       Fair Value Hierarchy
                                               ------------------------------------
                                     Carrying                                       Total Estimated
                                      Value        Level 1     Level 2     Level 3    Fair Value
                                     --------- ----------- ----------- ------------ ---------------
                                                             (In millions)
Assets
Mortgage loans...................... $   6,491 $        -- $        -- $      7,009  $      7,009
Policy loans........................ $   1,216 $        -- $       861 $        450  $      1,311
Real estate joint ventures.......... $      59 $        -- $        -- $        101  $        101
Other limited partnership interests. $      94 $        -- $        -- $        103  $        103
Other invested assets............... $     432 $        -- $       548 $         --  $        548
Premiums, reinsurance and other
 receivables........................ $   6,015 $        -- $        86 $      6,914  $      7,000
Liabilities
PABs................................ $  22,613 $        -- $        -- $     24,520  $     24,520
Long-term debt...................... $     791 $        -- $     1,076 $         --  $      1,076
Other liabilities................... $     237 $        -- $        81 $        156  $        237
Separate account liabilities........ $   1,296 $        -- $     1,296 $         --  $      1,296

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

  These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

10. Goodwill

  Goodwill is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Goodwill (continued)

In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the market multiple and discounted cash flow valuation techniques indicated that the fair value of the Retail Life & Other reporting unit was below its carrying value. Due to these results, an actuarial appraisal, which estimates the net worth of the reporting unit, the value of existing business and the value of new business, was also performed. This appraisal also resulted in a fair value of the Retail Life & Other reporting unit that was less than the carrying value, indicating a potential for goodwill impairment. An increase in required reserves on universal life products with secondary guarantees, together with modifications to financial reinsurance treaty terms, was reflected in the fair value estimate. In addition, decreased future sales assumptions reflected in the valuation were driven by the discontinuance of certain sales of universal life products with secondary guarantees by the Company. Accordingly, the Company performed Step 2 of the goodwill impairment process, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment. The Company determined that all of the recorded goodwill associated with the Retail Life & Other reporting unit was not recoverable and recorded a non-cash charge of $66 million ($57 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2013. The full amount was impaired at MetLife Insurance Company of Connecticut.

  In addition, the Company performed its annual goodwill impairment test of its Corporate Benefit Funding reporting unit using a market multiple valuation approach and concluded that the fair value of such reporting unit was in excess of its carrying value and, therefore, goodwill was not impaired.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Goodwill (continued)


  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                            Corporate
                                             Benefit   Corporate
                                    Retail   Funding  & Other (1)  Total
                                   -------- --------- ----------- --------
                                                (In millions)
     Balance at January 1, 2012
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......       --      --          --         --
                                   --------  ------    --------   --------
      Total goodwill, net......... $    241  $  307    $    405   $    953

     Impairments (2)..............    (218)      --       (176)      (394)

     Balance at December 31, 2012
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......    (218)      --       (176)      (394)
                                   --------  ------    --------   --------
      Total goodwill, net......... $     23  $  307    $    229   $    559
     Impairments                       (23)      --        (43)       (66)
     Balance at December 31, 2013.
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......    (241)      --       (219)      (460)
                                   --------  ------    --------   --------
      Total goodwill, net......... $     --  $  307    $    186   $    493
                                   ========  ======    ========   ========

--------

(1)For purposes of goodwill impairment testing, the $229 million of net goodwill in Corporate & Other at December 31, 2012, which resulted from goodwill acquired as part of the 2005 Travelers acquisition, was allocated to business units of the Retail and Corporate Benefit Funding segments in the amounts of $43 million and $186 million, respectively. As reflected in the table, the $43 million related to the Retail segment was impaired for the year ended December 31, 2013.

(2)In connection with its annual goodwill impairment testing, the Company determined that all of the recorded goodwill associated with the Retail Annuities reporting unit was not recoverable and recorded a non-cash charge of $394 million ($147 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2012. Of this amount, $327 million ($80 million, net of income tax) was impaired at MetLife Insurance Company of Connecticut.

11. Debt

  Long-term debt outstanding was as follows:

                                                            December 31,
                                        Interest          -----------------
                                          Rate   Maturity   2013     2012
                                        -------- -------- -------- --------
                                                            (In millions)
    Surplus notes -- affiliated........   8.60%      2038 $    750 $    750
    Long-term debt -- unaffiliated (1).   7.03%      2030       40       41
                                                          -------- --------
     Total long-term debt (2)..........                   $    790 $    791
                                                          ======== ========

--------

(1)Principal and interest is paid quarterly.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Debt (continued)


(2)Excludes $1.5 billion and $2.6 billion of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 7.

  The aggregate maturities of long-term debt at December 31, 2013 are $1 million in each of 2014, 2015, 2016, and 2017, $2 million in 2018 and $784 million thereafter.

  Interest expense related to the Company's indebtedness included in other expenses was $68 million, $68 million and $67 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Payments of interest and principal on the surplus notes, which are subordinate to all other obligations at the operating company level, may be made only with the prior approval of the insurance department of the state of domicile.

12. Equity

Return of Capital

  During the year ended December 31, 2011, Sino-US MetLife Insurance Company Limited ("Sino"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with United MetLife Insurance Company Limited ("United"), another insurance underwriting joint venture of an affiliate of the Company. MetLife Insurance Company of Connecticut's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of Sino compared to the contributed capital and undistributed earnings of all other investees of Sino and United. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, MetLife Insurance Company of Connecticut's investment in Sino-United is based on the carrying value of its investment in Sino. Pursuant to the merger, MetLife Insurance Company of Connecticut entered into an agreement to pay the affiliate an amount based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a return of capital, was paid during the year ended December 31, 2011. MetLife Insurance Company of Connecticut's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

Common Stock

  The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which were outstanding at both December 31, 2013 and 2012. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MetLife Investors Group, Inc.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)

specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for MetLife Insurance Company of Connecticut and its U.S. insurance subsidiary, MLI-USA, were in excess of 400% for all periods presented.

  MetLife Insurance Company of Connecticut and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile or applicable foreign jurisdiction. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MetLife Insurance Company of Connecticut and MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of MetLife Insurance Company of Connecticut, a Connecticut domiciled insurer, was $790 million, $848 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $4.8 billion and $5.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Connecticut Insurance Department.

  Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was $209 million, $84 million and $178 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $1.9 billion and $1.7 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

  As of December 31, 2013, MetLife Insurance Company of Connecticut's sole foreign insurance subsidiary, MetLife Assurance Limited ("MAL") was regulated by authorities in the United Kingdom and was subject to minimum capital and solvency requirements before corrective action commences. The required capital and surplus was $165 million and the actual regulatory capital and surplus was $573 million as of the date of the most recent capital adequacy calculation for the jurisdiction. MAL exceeded these minimum capital and solvency requirements for all other periods presented. See Note 17 for additional information on MAL.

Dividend Restrictions

  Under Connecticut State Insurance Law, MetLife Insurance Company of Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its stockholders as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)

of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Insurance Company of Connecticut will be permitted to pay a dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the "Connecticut Commissioner") and the Connecticut Commissioner either approves the distribution of the dividend or does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)" reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2013, MetLife Insurance Company of Connecticut paid a dividend to its stockholders in the amount of $1.0 billion. During the year ended December 31, 2012, MetLife Insurance Company of Connecticut paid total dividends of $706 million. During June 2012, the Company distributed all of the issued and outstanding shares of common stock of MetLife Europe to its stockholders as an in-kind extraordinary dividend of $202 million, as calculated on a statutory basis. Regulatory approval for this extraordinary dividend was obtained due to the timing of payment. During December 2012, MetLife Insurance Company of Connecticut paid a dividend to its stockholders in the amount of $504 million, which represented its ordinary dividend capacity at year-end 2012. Due to the June 2012 in -kind dividend, a portion of this was extraordinary and regulatory approval was obtained. During the years ended December 31, 2011, MetLife Insurance Company of Connecticut paid a dividend of $517 million. Based on amounts at December 31, 2013, MetLife Insurance Company of Connecticut could pay a stockholder dividend in 2014 of $1.0 billion without prior approval of the Connecticut Commissioner.

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife Insurance Company of Connecticut as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MetLife Insurance Company of Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, MLI-USA did not pay dividends to MetLife Insurance Company of Connecticut. Because MLI-USA's statutory unassigned funds were negative at December 31, 2013, MLI-USA cannot pay any dividends in 2014 without prior regulatory approval.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                    Unrealized                       Foreign
                                                 Investment Gains     Unrealized    Currency
                                                 (Losses), Net of   Gains (Losses) Translation
                                                Related Offsets (1) on Derivatives Adjustments   Total
                                                ------------------- -------------- ----------- ----------
                                                                      (In millions)
Balance at December 31, 2010...................      $          412    $      (70)  $    (125) $      217
OCI before reclassifications...................               2,118            356        (16)      2,458
Income tax expense (benefit)...................               (747)          (125)           2      (870)
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................               1,783            161       (139)      1,805
Amounts reclassified from AOCI.................                (44)            (9)          --       (53)
Income tax expense (benefit)...................                  16              3          --         19
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (28)            (6)          --       (34)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2011...................               1,755            155       (139)      1,771
OCI before reclassifications...................                 945              7          88      1,040
Income tax expense (benefit)...................               (350)            (1)           2      (349)
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................               2,350            161        (49)      2,462
Amounts reclassified from AOCI.................                (95)            (3)          --       (98)
Income tax expense (benefit)...................                  35              1          --         36
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (60)            (2)          --       (62)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2012...................               2,290            159        (49)      2,400
OCI before reclassifications...................             (2,039)          (193)          28    (2,204)
Income tax expense (benefit)...................                 671             68         (2)        737
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................                 922             34        (23)        933
Amounts reclassified from AOCI.................                (55)           (11)          --       (66)
Income tax expense (benefit)...................                  18              4          --         22
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (37)            (7)          --       (44)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2013...................      $          885    $        27  $     (23) $      889
                                                     ==============    ===========  ========== ==========

--------

(1)See Note 7 for information on offsets to investments related to insurance liabilities and DAC and VOBA.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                   Statement of Operations and
AOCI Components                                 Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
--------------------------------------------    -----------------------------  ------------------------------------
                                                  Years Ended December 31,
                                                -----------------------------
                                                  2013       2012      2011
                                                ---------  --------- ---------
                                                        (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................... $      48  $      98 $      14 Other net investment gains (losses)
  Net unrealized investment gains
   (losses)....................................        16          6        25 Net investment income
  Net unrealized investment gains
   (losses)....................................         2       (12)        10 Net derivative gains (losses)
  OTTI.........................................      (11)          3       (5) OTTI on fixed maturity securities
                                                ---------  --------- ---------
    Net unrealized investment gains
     (losses), before income tax...............        55         95        44
    Income tax (expense) benefit...............      (18)       (35)      (16)
                                                ---------  --------- ---------
    Net unrealized investment gains
     (losses), net of income tax............... $      37  $      60 $      28
                                                =========  ========= =========
Unrealized gains (losses) on derivatives -
 cash flow hedges:
  Interest rate swaps..........................        --         --         1 Net derivative gains (losses)
  Interest rate forwards.......................         9          1         9 Net derivative gains (losses)
  Interest rate forwards.......................         1          1        -- Net investment income
  Foreign currency swaps.......................        --          1       (2) Net derivative gains (losses)
  Credit forwards..............................        --         --         1 Net derivative gains (losses)
  Credit forwards..............................         1         --        -- Net investment income
                                                ---------  --------- ---------
    Gains (losses) on cash flow hedges,
     before income tax.........................        11          3         9
    Income tax (expense) benefit...............       (4)        (1)       (3)
                                                ---------  --------- ---------
    Gains (losses) on cash flow hedges, net
     of income tax............................. $       7  $       2 $       6
                                                =========  ========= =========
Total reclassifications, net of income tax..... $      44  $      62 $      34
                                                =========  ========= =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Other Expenses

  Information on other expenses was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2013     2012      2011
                                                   -------- -------- ----------
                                                          (In millions)
 Compensation..................................... $    352 $    402 $      357
 Commissions......................................      639      939      1,418
 Volume-related costs.............................      138      159        196
 Affiliated interest costs on ceded reinsurance...      212      271        271
 Capitalization of DAC............................    (504)    (886)    (1,365)
 Amortization of DAC and VOBA.....................       50    1,035      1,159
 Interest expense on debt and debt issuance costs.      190      231        389
 Premium taxes, licenses and fees.................       57       63         75
 Professional services............................       41       25         50
 Rent and related expenses........................       31       37         29
 Other............................................      453      444        402
                                                   -------- -------- ----------
  Total other expenses............................ $  1,659 $  2,720 $    2,981
                                                   ======== ======== ==========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense on debt (see Note 11) and interest expense related to CSEs (see Note 7).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 16 for discussion of affiliated expenses included in the table above.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Current:
   Federal................................................... $ (41)          $  (235)          $  (157)
   Foreign...................................................      8              (10)               (5)
                                                              ------          --------          --------
     Subtotal................................................   (33)             (245)             (162)
                                                              ------          --------          --------
  Deferred:
   Federal...................................................    242               598               613
   Foreign...................................................     18                19                42
                                                              ------          --------          --------
     Subtotal................................................    260               617               655
                                                              ------          --------          --------
       Provision for income tax expense (benefit)............ $  227          $    372          $    493
                                                              ======          ========          ========

    The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Income (loss) from continuing operations:
   Domestic.................................................. $  869          $  1,492          $  1,545
   Foreign...................................................     78               (2)               122
                                                              ------          --------          --------
     Total................................................... $  947          $  1,490          $  1,667
                                                              ======          ========          ========

    The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Tax provision at U.S. statutory rate....................... $  331          $    522          $    583
  Tax effect of:
   Dividend received deduction...............................   (81)              (70)              (69)
   Tax-exempt income.........................................     --               (1)               (2)
   Prior year tax............................................    (4)                 3               (9)
   Tax credits...............................................   (10)               (8)              (11)
   Foreign tax rate differential.............................    (2)                13               (1)
   Change in valuation allowance.............................     --                22               (2)
   Goodwill impairment.......................................     13             (109)                --
   Sale of subsidiary........................................   (24)                --                --
   Other, net................................................      4                --                 4
                                                              ------          --------          --------
     Provision for income tax expense (benefit).............. $  227          $    372          $    493
                                                              ======          ========          ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                              December 31,
                                                            --------------------------------------------
                                                                 2013                       2012
                                                            ----------------          ------------------
                                                                           (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables.................. $          1,282          $              883
 Net operating loss carryforwards..........................               22                          32
 Employee benefits.........................................               --                           3
 Tax credit carryforwards..................................              125                          92
 Other.....................................................                7                          35
                                                            ----------------          ------------------
   Total gross deferred income tax assets..................            1,436                       1,045
 Less: Valuation allowance.................................               --                          25
                                                            ----------------          ------------------
   Total net deferred income tax assets....................            1,436                       1,020
                                                            ----------------          ------------------
Deferred income tax liabilities:
 Investments, including derivatives........................              651                         258
 Net unrealized investment gains...........................              575                       1,336
 DAC and VOBA..............................................            1,543                       1,281
 Other.....................................................               52                          15
                                                            ----------------          ------------------
   Total deferred income tax liabilities...................            2,821                       2,890
                                                            ----------------          ------------------
     Net deferred income tax asset (liability)............. $        (1,385)          $          (1,870)
                                                            ================          ==================

   The following table sets forth the domestic net operating carryforwards for tax purposes at December 31,
 2013:

                                                                             Net Operating Loss
                                                                               Carryforwards
                                                            ------------------------------------------------
                                                                Amount                        Expiration
                                                            ----------------              ------------------
                                                             (In millions)
Domestic................................................... $             64               Beginning in 2028

   Tax credit carryforwards of $125 million at December 31, 2013 will expire beginning in 2015.

   Pursuant to Internal Revenue Service ("IRS") rules, the Company was excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of the Company. In 2011, MetLife Insurance Company of Connecticut and its subsidiaries joined the consolidated return and became a party to the MetLife tax sharing agreement. Prior to 2011, MetLife Insurance Company of Connecticut filed a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries filed either separate individual corporate tax returns or separate consolidated tax returns.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $194 million, $135 million, and $151 million at December 31, 2013, 2012, and 2011, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2005. In 2012, the Company and the IRS completed and settled substantially all the issues identified in the audit years of 2005 and 2006. The issues not settled are under review at the IRS Appeals Division.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          ---------------------------
                                                                           2013     2012      2011
                                                                          ------- --------- ---------
                                                                                 (In millions)
Balance at January 1,.................................................... $   (1) $      29 $      38
Additions for tax positions of prior years...............................      25        46        --
Reductions for tax positions of prior years..............................     (1)      (76)       (3)
Additions for tax positions of current year..............................       1         9         2
Reductions for tax positions of current year.............................     (1)       (9)       (8)
                                                                          ------- --------- ---------
Balance at December 31,..................................................     $23 $     (1) $      29
                                                                          ======= ========= =========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    23  $    (1)  $    (3)
                                                                          ======= ========= =========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                   2013    2012    2011
                                                                  ------  ------  -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    1  $  (9)  $    --

                                                                            December 31,
                                                                          ---------------
                                                                           2013    2012
                                                                          ------  -------
                                                                          (In millions)
Interest included in other liabilities in the consolidated balance sheets $    1  $    --

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $92 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included a benefit of $11 million related to a true-up of the 2012 tax return. The 2012 benefit included an expense of less than $1 million related to a true-up of the 2011 tax return.

15. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for some of the matters below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


  Matters as to Which an Estimate Can Be Made

   For some of the matters discussed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of amounts accrued for these matters was not material for the Company.

  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including MetLife Insurance Company of Connecticut, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On December 28, 2012, the West Virginia Treasurer filed an action (West Virginia ex rel. John D. Perdue v. MetLife Insurance Company of Connecticut, Circuit Court of Putnam County) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 14, 2012, the Treasurer filed a substantially identical suit against MLI-USA. On
 December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

   Over the past several years, the Company has faced claims and regulatory inquires and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    10 $    19
  Premium tax offsets currently available for paid assessments.      10       2
                                                                ------- -------
                                                                $    20 $    21
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    14 $    37
                                                                ======= =======

   On September 1, 2011, the Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


Commitments

  Commitments to Fund Partnership Investments

    The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $956 million and $1.0 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $147 million and $181 million at December 31, 2013 and 2012, respectively.

  Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments

    The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $57 million and $144 million at December 31, 2013 and 2012, respectively.

  Other Commitments

    The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2013 and 2012, the Company had agreed to fund up to $61 million and $86 million, respectively, of cash upon the request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $74 million and $106 million, respectively, to custody accounts to secure the demand notes. Each of these affiliates is permitted by contract to sell or repledge this collateral.

    See Note 7 "-- Related Party Investment Transactions" for additional other commitments.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, ranging from $36 million to $233 million, with a cumulative maximum of $269 million, in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below. In other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)

Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $233 million and $235 million at December 31, 2013 and 2012, respectively. The Company does not hold any collateral related to this guarantee, but has a recorded liability of $1 million that was based on the total account value of the guaranteed policies plus the amounts retained per policy at both December 31, 2013 and 2012. The remainder of the risk was ceded to external reinsurers.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

16. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $1.6 billion, $1.7 billion and $1.9 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $209 million, $179 million and $145 million for the years ended
December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $186 million, $166 million and $136 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company had net payables to affiliates, related to the items discussed above, of $210 million and $109 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 7 and 11 for additional information on related party transactions.

17. Subsequent Event

  On February 14, 2014, a subsidiary of MetLife Insurance Company of Connecticut entered into a definitive agreement to sell its wholly-owned subsidiary, MAL. Beginning in the first quarter of 2014, the Company will account for and report MAL as discontinued operations. MetLife Insurance Company of Connecticut expects to record a charge of between $350 million and $390 million, net of income tax, reflecting the estimated loss on sale, in the first quarter of 2014. The transaction is expected to close in the second quarter of 2014, subject to regulatory approvals and satisfaction of other closing conditions.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                   Amount at
                                                    Cost or       Estimated Fair Which Shown on
Types of Investments                           Amortized Cost (1)     Value      Balance Sheet
--------------------                           ------------------ -------------- --------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........    $         8,188  $     8,294    $       8,294
   Public utilities...........................              3,966        4,275            4,275
   State and political subdivision securities.              2,147        2,224            2,224
   Foreign government securities..............              1,038        1,122            1,122
   All other corporate bonds..................             19,512       20,478           20,478
                                                  ---------------  -----------    -------------
     Total bonds..............................             34,851       36,393           36,393
 Mortgage-backed and asset-backed securities..              8,214        8,393            8,393
 Redeemable preferred stock...................                412          466              466
                                                  ---------------  -----------    -------------
       Total fixed maturity securities........             43,477       45,252           45,252
                                                  ---------------  -----------    -------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all other......                161          201              201
 Non-redeemable preferred stock...............                236          217              217
                                                  ---------------  -----------    -------------
     Total equity securities..................                397          418              418
                                                  ---------------  -----------    -------------
       Mortgage loans, net....................              7,718                         7,718
Policy loans..................................              1,219                         1,219
Real estate and real estate joint ventures....                754                           754
Other limited partnership interests...........              2,130                         2,130
Short-term investments........................              2,107                         2,107
Other invested assets.........................              2,555                         2,555
                                                  ---------------                 -------------
        Total investments.....................    $        60,357                 $      62,153
                                                  ===============                 =============

--------

(1)Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                        Condensed Financial Information
                             (Parent Company Only)
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                                                  2013
-                                                                                                               ---------
Condensed Balance Sheets
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $28,548 and $32,018, respectively)............................................................................................... $  29,690
  Equity securities available-for-sale, at estimated fair value (cost: $284 and $273, respectively)............       319
  Mortgage loans (net of valuation allowances of $19 and $22, respectively)....................................     4,224
  Policy loans.................................................................................................     1,068
  Real estate and real estate joint ventures...................................................................       419
  Other limited partnership interests..........................................................................     1,318
  Short-term investments, principally at estimated fair value..................................................     1,512
  Investment in subsidiaries...................................................................................     6,099
  Loans to subsidiaries........................................................................................       680
  Other invested assets, principally at estimated fair value...................................................     1,139
                                                                                                                ---------
   Total investments...........................................................................................    46,468
Cash and cash equivalents, principally at estimated fair value.................................................       417
Accrued investment income......................................................................................       287
Premiums, reinsurance and other receivables....................................................................     7,195
Receivables from subsidiaries..................................................................................       858
Deferred policy acquisition costs and value of business acquired...............................................     1,011
Current income tax recoverable.................................................................................        88
Goodwill.......................................................................................................       493
Other assets...................................................................................................       132
Separate account assets........................................................................................    16,036
                                                                                                                ---------
   Total assets................................................................................................ $  72,985
                                                                                                                =========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits......................................................................................... $  19,099
Policyholder account balances..................................................................................    22,387
Other policy-related balances..................................................................................       246
Payables for collateral under securities loaned and other transactions.........................................     4,811
Long-term debt -- affiliated...................................................................................       750
Current income tax payable.....................................................................................        --
Deferred income tax liability..................................................................................        16
Other liabilities..............................................................................................       852
Separate account liabilities...................................................................................    16,036
                                                                                                                ---------
   Total liabilities...........................................................................................    64,197
                                                                                                                ---------
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and
 outstanding at December 31, 2013 and 2012.....................................................................        86
Additional paid-in capital.....................................................................................     6,737
Retained earnings..............................................................................................     1,076
Accumulated other comprehensive income (loss)..................................................................       889
                                                                                                                ---------
   Total stockholders' equity..................................................................................     8,788
                                                                                                                ---------
   Total liabilities and stockholders' equity.................................................................. $  72,985
                                                                                                                =========

                                                                                                                  2012
-                                                                                                               ---------
Condensed Balance Sheets
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $28,548 and $32,018, respectively)............................................................................................... $  35,152
  Equity securities available-for-sale, at estimated fair value (cost: $284 and $273, respectively)............       277
  Mortgage loans (net of valuation allowances of $19 and $22, respectively)....................................     4,703
  Policy loans.................................................................................................     1,086
  Real estate and real estate joint ventures...................................................................       371
  Other limited partnership interests..........................................................................     1,181
  Short-term investments, principally at estimated fair value..................................................     1,833
  Investment in subsidiaries...................................................................................     6,641
  Loans to subsidiaries........................................................................................       305
  Other invested assets, principally at estimated fair value...................................................     1,682
                                                                                                                ---------
   Total investments...........................................................................................    53,231
Cash and cash equivalents, principally at estimated fair value.................................................       553
Accrued investment income......................................................................................       316
Premiums, reinsurance and other receivables....................................................................     7,003
Receivables from subsidiaries..................................................................................       833
Deferred policy acquisition costs and value of business acquired...............................................       789
Current income tax recoverable.................................................................................        --
Goodwill.......................................................................................................       558
Other assets...................................................................................................       140
Separate account assets........................................................................................    15,238
                                                                                                                ---------
   Total assets................................................................................................ $  78,661
                                                                                                                =========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits......................................................................................... $  19,632
Policyholder account balances..................................................................................    24,039
Other policy-related balances..................................................................................       872
Payables for collateral under securities loaned and other transactions.........................................     6,477
Long-term debt -- affiliated...................................................................................       750
Current income tax payable.....................................................................................         3
Deferred income tax liability..................................................................................       266
Other liabilities..............................................................................................       824
Separate account liabilities...................................................................................    15,238
                                                                                                                ---------
   Total liabilities...........................................................................................    68,101
                                                                                                                ---------
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and
 outstanding at December 31, 2013 and 2012.....................................................................        86
Additional paid-in capital.....................................................................................     6,718
Retained earnings..............................................................................................     1,356
Accumulated other comprehensive income (loss)..................................................................     2,400
                                                                                                                ---------
   Total stockholders' equity..................................................................................    10,560
                                                                                                                ---------
   Total liabilities and stockholders' equity.................................................................. $  78,661
                                                                                                                =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                Condensed Financial Information -- (Continued)
                             (Parent Company Only)
             For the Years Ended December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                        2013      2012      2011
                                                                      --------- --------- ---------
Condensed Statements of Operations
Revenues
Premiums............................................................. $     181 $     144 $     148
Universal life and investment-type product policy fees...............       645       662       632
Net investment income................................................     1,797     1,854     1,943
Equity in earnings of subsidiaries...................................       287       773       574
Other revenues.......................................................       147       151       154
Net investment gains (losses)........................................        54        20        14
Net derivative gains (losses)........................................     (105)     (140)       241
                                                                      --------- --------- ---------
 Total revenues......................................................     3,006     3,464     3,706
                                                                      --------- --------- ---------
Expenses
Policyholder benefits and claims.....................................       916       797       755
Interest credited to policyholder account balances...................       618       666       710
Goodwill impairment..................................................        66       327        --
Other expenses.......................................................       499       576       772
                                                                      --------- --------- ---------
 Total expenses......................................................     2,099     2,366     2,237
                                                                      --------- --------- ---------
Income (loss) from continuing operations before provision for income
  tax................................................................       907     1,098     1,469
Provision for income tax expense (benefit)...........................       187      (20)       295
                                                                      --------- --------- ---------
Income (loss) from continuing operations, net of income tax..........       720     1,118     1,174
Income (loss) from discontinued operations, net of income tax........        --         8        --
                                                                      --------- --------- ---------
Net income (loss).................................................... $     720 $   1,126 $   1,174
                                                                      ========= ========= =========
Comprehensive income (loss).......................................... $   (791) $   1,755 $   2,728
                                                                      ========= ========= =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                Condensed Financial Information -- (Continued)
                             (Parent Company Only)
             For the Years Ended December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                2013        2012      2011
                                                                            ------------ ---------- ---------
Condensed Statements of Cash Flows
Cash flows from operating activities
  Net cash provided by (used in) operating activities...................... $        957 $    1,184 $     886
Cash flows from investing activities
  Sales, maturities, and repayments of:
    Fixed maturity securities..............................................       14,647     10,714    13,921
    Equity securities......................................................           56         46       163
    Mortgage loans.........................................................        1,154        845       552
    Real estate and real estate joint ventures.............................           58         47        12
    Other limited partnership interests....................................          102        154       159
  Purchases of:
    Fixed maturity securities..............................................     (11,000)   (10,729)  (11,658)
    Equity securities......................................................         (51)       (27)      (22)
    Mortgage loans.........................................................        (648)      (428)     (946)
    Real estate and real estate joint ventures.............................        (129)       (77)      (83)
    Other limited partnership interests....................................        (192)      (179)     (214)
  Cash received in connection with freestanding derivatives................           73        362       375
  Cash paid in connection with freestanding derivatives....................        (644)      (322)     (453)
  Dividends from subsidiaries..............................................           25         --        --
  Returns of capital from subsidiaries.....................................           52         84        49
  Capital contributions to subsidiaries....................................          (3)      (166)     (422)
  Issuances of loans to affiliates.........................................        (375)         --     (305)
  Net change in policy loans...............................................           18         15        26
  Net change in short-term investments.....................................          321      (251)     (487)
  Net change in other invested assets......................................         (39)       (50)      (16)
                                                                            ------------ ---------- ---------
Net cash provided by (used in) investing activities........................        3,425         38       651
                                                                            ------------ ---------- ---------
Cash flows from financing activities
  Policyholder account balances:
    Deposits...............................................................       12,156     11,577    14,151
    Withdrawals............................................................     (13,987)   (12,298)  (15,754)
  Net change in payables for collateral under securities loaned and other
   transactions............................................................      (1,666)        102     (482)
  Financing element on certain derivative instruments......................         (21)         75       127
  Return of capital........................................................           --         --      (47)
  Dividends on common stock................................................      (1,000)      (504)     (517)
                                                                            ------------ ---------- ---------
Net cash provided by (used in) financing activities........................      (4,518)    (1,048)   (2,522)
                                                                            ------------ ---------- ---------
Change in cash and cash equivalents........................................        (136)        174     (985)
Cash and cash equivalents, beginning of year...............................          553        379     1,364
                                                                            ------------ ---------- ---------
Cash and cash equivalents, end of year..................................... $        417 $      553 $     379
                                                                            ============ ========== =========
Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
    Interest............................................................... $         64 $       64 $      64
                                                                            ============ ========== =========
    Income tax............................................................. $        120 $    (194) $    (66)
                                                                            ============ ========== =========
  Non-cash transactions:
    Capital contribution from MetLife, Inc................................. $         19 $       45 $      --
                                                                            ============ ========== =========
    Returns of capital from subsidiaries................................... $         -- $      202 $      --
                                                                            ============ ========== =========
    Capital contributions to subsidiaries.................................. $         16 $       31 $      --
                                                                            ============ ========== =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                 Notes to the Condensed Financial Information
                             (Parent Company Only)

1. Basis of Presentation

  The condensed financial information of MetLife Insurance Company of Connecticut (the "Parent Company") should be read in conjunction with the consolidated financial statements of MetLife Insurance Company of Connecticut and its subsidiaries and the notes thereto. These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

  The preparation of these condensed unconsolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Support Agreement

  The Parent Company has entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Assurance Limited ("MAL"), a United Kingdom company. Under the agreement, the Parent Company agreed, without limitation as to amount, to cause MAL to have capital and surplus equal to the greater of
(a) (Pounds)50 million, (b) such amount that will be sufficient to provide solvency cover equal to 175% of MAL's capital resources requirement as defined by applicable law and regulation as required by the Financial Services Authority of the United Kingdom (the "FSA") or any successor body, or (c) such amount that will be sufficient to provide solvency cover equal to 125% of MAL's individual capital guidance as defined by applicable law and regulation as required by the FSA or any successor body. As described in Note 17 of the Notes to the Consolidated Financial Statements, a subsidiary of MetLife Insurance Company of Connecticut reached an agreement to sell MAL to a third party. Upon the close of such sale, the Parent Company's obligations under this net worth maintenance agreement will terminate.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                    Future Policy Benefits
                             DAC          and Other        Policyholder
                             and        Policy-Related       Account        Unearned       Unearned
Segment                      VOBA          Balances          Balances   Premiums (1), (2) Revenue (1)
-------------------------- -------- ---------------------- ------------ ----------------- -----------
2013
Retail.................... $  4,698    $         10,345     $  25,499     $           9    $    156
Corporate Benefit Funding.        6              14,270         7,952                --           2
Corporate & Other.........       26               6,540             2                 4          --
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  4,730    $         31,155     $  33,453     $          13    $    158
                           ========    ================     =========     =============    ========
2012
Retail.................... $  3,738    $          9,355     $  28,287     $           9    $    158
Corporate Benefit Funding.        8              15,078         8,688                --           2
Corporate & Other.........       --               6,288             1                 4          --
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  3,746    $         30,721     $  36,976     $          13    $    160
                           ========    ================     =========     =============    ========
2011
Retail.................... $  4,080    $          7,915     $  30,001     $           7    $    184
Corporate Benefit Funding.       13              14,042         8,375                --           2
Corporate & Other.........      128               6,515         3,699                 5          72
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  4,221    $         28,472     $  42,075     $          12    $    258
                           ========    ================     =========     =============    ========

--------

(1)Amounts are included within the future policy benefits and other policy-related balances column.

(2)Includes premiums received in advance.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                   Policyholder
                                                   Benefits and
                            Premium                 Claims and     Amortization of
                            Revenue      Net     Interest Credited  DAC and VOBA      Other
                           and Policy Investment  to Policyholder    Charged to     Operating
Segment                     Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------------------------- ---------- ---------- ----------------- --------------- ------------
2013
Retail....................  $  2,688   $  1,515    $      1,875      $        44    $   1,341
Corporate Benefit Funding.       219      1,108             855                5           34
Corporate & Other.........        35        229              14                1          234
                            --------   --------    ------------      -----------    ---------
 Total....................  $  2,942   $  2,852    $      2,744      $        50    $   1,609
                            ========   ========    ============      ===========    =========
2012
Retail....................  $  2,716   $  1,434    $      2,031      $     1,023    $   1,381
Corporate Benefit Funding.       658      1,111           1,318               10           36
Corporate & Other.........       148        407             187                2          268
                            --------   --------    ------------      -----------    ---------
 Total....................  $  3,522   $  2,952    $      3,536      $     1,035    $   1,685
                            ========   ========    ============      ===========    =========
2011
Retail....................  $  2,596   $  1,360    $      1,984      $     1,149    $   1,268
Corporate Benefit Funding.     1,105      1,142           1,763                4           36
Corporate & Other.........        83        572             102                6          518
                            --------   --------    ------------      -----------    ---------
 Total....................  $  3,784   $  3,074    $      3,849      $     1,159    $   1,822
                            ========   ========    ============      ===========    =========

--------

(1)Includes other expenses, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                              % Amount
                               Gross Amount   Ceded    Assumed  Net Amount Assumed to Net
                               ------------ ---------- -------- ---------- --------------
2013
Life insurance in-force.......  $  466,650  $  424,836 $  7,273 $  49,087         14.8%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    1,327  $      737 $     10 $     600          1.7%
Accident and health insurance.         234         228       --         6           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    1,561  $      965 $     10 $     606          1.7%
                                ==========  ========== ======== =========
2012
Life insurance in-force.......  $  428,803  $  391,045 $  7,750 $  45,508         17.0%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    1,815  $      572 $     11 $   1,254          0.9%
Accident and health insurance.         248         241       --         7           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    2,063  $      813 $     11 $   1,261          0.9%
                                ==========  ========== ======== =========
2011
Life insurance in-force.......  $  378,153  $  340,477 $  8,085 $  45,761         17.7%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    2,180  $      366 $      7 $   1,821          0.4%
Accident and health insurance.         249         242       --         7           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    2,429  $      608 $      7 $   1,828          0.4%
                                ==========  ========== ======== =========

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $269.9 billion and $7.3 billion, respectively, and life insurance premiums of $638 million and $
10 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $237.2 billion and $7.8 billion, respectively, and life insurance premiums of $478 million and $11 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $195.2 billion and $8.1 billion, respectively, and life insurance premiums of $286 million and $ 7 million, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

                             FINANCIAL STATEMENTS

                         AS OF AND FOR THE YEARS ENDED
                       DECEMBER 31, 2013, 2012 AND 2011
                       AND INDEPENDENT AUDITORS' REPORT

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Exeter Reassurance Company, Ltd.:

We have audited the accompanying financial statements of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

OTHER MATTERS

In our report dated April 2, 2014 on the previously issued 2012 financial statements filed with the Cayman Islands Monetary Authority ("CIMA"), we expressed an opinion that the Company's 2012 balance sheet did not fairly present insurance liabilities and, accordingly, did not conform to the presentation required under accounting principles generally accepted in the United States of America. That presentation was based on practices prescribed or permitted by CIMA. As noted in Note 1, in these general purpose financial statements, the Company has changed its presentation of insurance liabilities to conform to accounting principles generally accepted in the United States of America. Accordingly, our present opinion on the 2012 financial statements, as presented herein, is different from that expressed in our previous report.

In addition, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Princeton, New Jersey
April 2, 2014

                       EXETER REASSURANCE COMPANY, LTD.

                                BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                           2013
                                                                                                      ---------------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,311,922
   and $1,719,913, respectively)..................................................................... $     1,321,081
  Short-term investments, at estimated fair value....................................................       2,781,282
  Derivative assets..................................................................................       2,375,499
  Funds withheld at interest.........................................................................       2,694,267
                                                                                                      ---------------
   Total investments.................................................................................       9,172,129
Cash and cash equivalents............................................................................         629,616
Accrued investment income............................................................................          94,238
Premiums, reinsurance and other receivables..........................................................         645,814
Deferred policy acquisition costs....................................................................         159,820
Current income tax recoverable.......................................................................         196,592
Deferred income tax recoverable......................................................................       1,529,464
                                                                                                      ---------------
   Total assets...................................................................................... $    12,427,673
                                                                                                      ===============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $     2,747,421
Policyholder account balances........................................................................       2,488,945
Other policy-related balances........................................................................       2,170,145
Policyholder dividends payable.......................................................................          16,256
Debt -- affiliated...................................................................................         575,118
Derivative liabilities...............................................................................       2,648,454
Other liabilities....................................................................................         551,170
                                                                                                      ---------------
   Total liabilities.................................................................................      11,197,509
                                                                                                      ---------------
CONTINGENCIES AND COMMITMENTS (NOTE 12)
STOCKHOLDER'S EQUITY
Preferred stock, par value $.01 per share; 250,000 shares authorized, 200,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 200,000 shares authorized, issued and outstanding at December 31, 2012; $2,000,000 aggregate liquidation preference at
 December 31, 2013 and 2012..........................................................................               2
Common stock, par value $.01 per share; 13,875,000 shares authorized, 13,466,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 14,125,000 shares authorized,
 13,466,000 shares issued and outstanding at December 31, 2012.......................................             135
Additional paid-in capital...........................................................................       4,125,653
Retained earnings (accumulated deficit)..............................................................     (2,964,638)
Accumulated other comprehensive income (loss)........................................................          69,012
                                                                                                      ---------------
   Total stockholder's equity........................................................................       1,230,164
                                                                                                      ---------------
   Total liabilities and stockholder's equity........................................................ $    12,427,673
                                                                                                      ===============

                                                                                                           2012
                                                                                                      ---------------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,311,922
   and $1,719,913, respectively)..................................................................... $     1,785,619
  Short-term investments, at estimated fair value....................................................       4,307,652
  Derivative assets..................................................................................       4,652,428
  Funds withheld at interest.........................................................................       2,436,815
                                                                                                      ---------------
   Total investments.................................................................................      13,182,514
Cash and cash equivalents............................................................................         905,519
Accrued investment income............................................................................          93,501
Premiums, reinsurance and other receivables..........................................................         775,433
Deferred policy acquisition costs....................................................................         136,661
Current income tax recoverable.......................................................................         261,720
Deferred income tax recoverable......................................................................       2,267,071
                                                                                                      ---------------
   Total assets...................................................................................... $    17,622,419
                                                                                                      ===============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $     2,735,580
Policyholder account balances........................................................................       8,831,285
Other policy-related balances........................................................................       1,896,818
Policyholder dividends payable.......................................................................          17,438
Debt -- affiliated...................................................................................          75,118
Derivative liabilities...............................................................................       1,665,997
Other liabilities....................................................................................       1,726,141
                                                                                                      ---------------
   Total liabilities.................................................................................      16,948,377
                                                                                                      ---------------
CONTINGENCIES AND COMMITMENTS (NOTE 12)
STOCKHOLDER'S EQUITY
Preferred stock, par value $.01 per share; 250,000 shares authorized, 200,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 200,000 shares authorized, issued and outstanding at December 31, 2012; $2,000,000 aggregate liquidation preference at
 December 31, 2013 and 2012..........................................................................             200
Common stock, par value $.01 per share; 13,875,000 shares authorized, 13,466,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 14,125,000 shares authorized,
 13,466,000 shares issued and outstanding at December 31, 2012.......................................          13,466
Additional paid-in capital...........................................................................       4,085,299
Retained earnings (accumulated deficit)..............................................................     (3,504,200)
Accumulated other comprehensive income (loss)........................................................          79,277
                                                                                                      ---------------
   Total stockholder's equity........................................................................         674,042
                                                                                                      ---------------
   Total liabilities and stockholder's equity........................................................ $    17,622,419
                                                                                                      ===============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                            2013           2012          2011
                                                        ------------- --------------- -----------
REVENUES
Premiums............................................... $      59,372 $       949,827 $    71,518
Universal life and investment-type product policy fees.       586,571         548,425     432,722
Net investment income..................................        35,423          20,695      17,238
Net investment gains (losses)..........................      (56,581)          41,793     (1,086)
Net derivative gains (losses)..........................     1,935,248     (3,676,589)     230,434
Other revenues.........................................         1,395          22,916      43,740
                                                        ------------- --------------- -----------
   Total revenues......................................     2,561,428     (2,092,933)     794,566
                                                        ------------- --------------- -----------
EXPENSES
Policyholder benefits and claims.......................     1,379,886       1,811,746     309,339
Interest credited to policyholder account balances.....        17,399          16,598      15,831
Policyholder dividends.................................        26,675          30,279      30,722
Other expenses.........................................       101,207         206,841     169,883
                                                        ------------- --------------- -----------
   Total expenses......................................     1,525,167       2,065,464     525,775
                                                        ------------- --------------- -----------
Income (loss) before provision for income tax..........     1,036,261     (4,158,397)     268,791
Provision for income tax expense (benefit).............       364,215     (1,455,499)      94,077
                                                        ------------- --------------- -----------
Net income (loss)...................................... $     672,046 $   (2,702,898) $   174,714
                                                        ============= =============== ===========



              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                             2013           2012           2011
                                                         ------------ ---------------- ------------
Net income (loss)....................................... $    672,046 $    (2,702,898) $    174,714
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related
   offsets..............................................     (56,634)           25,017       35,549
 Foreign currency translation adjustments...............       26,548           13,028     (15,751)
                                                         ------------ ---------------- ------------
 Other comprehensive income (loss), before income tax...     (30,086)           38,045       19,798
 Income tax (expense) benefit related to items of other
   comprehensive income (loss)..........................       19,821          (8,756)     (12,442)
                                                         ------------ ---------------- ------------
 Other comprehensive income (loss), net of income tax...     (10,265)           29,289        7,356
                                                         ------------ ---------------- ------------
Comprehensive income (loss)............................. $    661,781 $    (2,673,609) $    182,070
                                                         ============ ================ ============




              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                      STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)




                                                                                                  RETAINED
                                                                                   ADDITIONAL     EARNINGS
                                                             PREFERRED   COMMON     PAID-IN     (ACCUMULATED
                                                              STOCK      STOCK      CAPITAL       DEFICIT)
                                                            ---------- ---------- ------------ --------------
Balance at December 31, 2010...............................  $     --  $   13,466 $    548,218 $    (976,016)
Capital contribution from MetLife, Inc. (Note 9)...........                            703,860
Comprehensive income (loss):
Net income (loss)..........................................                                           174,714
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2011...............................        --      13,466    1,252,078      (801,302)
                                                             --------  ---------- ------------ --------------
Capital contribution from MetLife, Inc. (Note 9)...........                            833,421
Non-cumulative perpetual preferred stock issuance -- newly
 issued shares (Note 9)....................................       200                1,999,800
Comprehensive income (loss):
Net income (loss)..........................................                                       (2,702,898)
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2012...............................       200      13,466    4,085,299    (3,504,200)
                                                             --------  ---------- ------------ --------------
Capital contribution from MetLife, Inc. (Note 9)...........                             26,825
Change in preferred and common stock par value
 (Note 9)..................................................     (198)    (13,331)       13,529
Dividends on perpetual preferred stock.....................                                         (132,484)
Comprehensive income (loss):
Net income (loss)..........................................                                           672,046
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2013...............................  $      2  $      135 $  4,125,653 $  (2,964,638)
                                                             ========  ========== ============ ==============

                                                                  ACCUMULATED OTHER
                                                             COMPREHENSIVE INCOME (LOSS)
                                                            -----------------------------
                                                                  NET         FOREIGN
                                                              UNREALIZED      CURRENCY
                                                              INVESTMENT    TRANSLATION           TOTAL
                                                             GAINS (LOSSES)  ADJUSTMENTS   STOCKHOLDER'S EQUITY
                                                            --------------- ------------- ---------------------
Balance at December 31, 2010...............................  $      3,341   $      39,291     $  (371,700)
Capital contribution from MetLife, Inc. (Note 9)...........                                        703,860
Comprehensive income (loss):
Net income (loss)..........................................                                        174,714
Other comprehensive income (loss), net of income tax.......        23,107        (15,751)            7,356
                                                             ------------   -------------     ------------
Balance at December 31, 2011...............................        26,448          23,540          514,230
                                                             ------------   -------------     ------------
Capital contribution from MetLife, Inc. (Note 9)...........                                        833,421
Non-cumulative perpetual preferred stock issuance -- newly
 issued shares (Note 9)....................................                                      2,000,000
Comprehensive income (loss):
Net income (loss)..........................................                                    (2,702,898)
Other comprehensive income (loss), net of income tax.......        16,261          13,028           29,289
                                                             ------------   -------------     ------------
Balance at December 31, 2012...............................        42,709          36,568          674,042
                                                             ------------   -------------     ------------
Capital contribution from MetLife, Inc. (Note 9)...........                                         26,825
Change in preferred and common stock par value
 (Note 9)..................................................                                             --
Dividends on perpetual preferred stock.....................                                      (132,484)
Comprehensive income (loss):
Net income (loss)..........................................                                        672,046
Other comprehensive income (loss), net of income tax.......      (36,813)          26,548         (10,265)
                                                             ------------   -------------     ------------
Balance at December 31, 2013...............................  $      5,896   $      63,116     $  1,230,164
                                                             ============   =============     ============


              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                           STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                                                          2013           2012           2011
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)................................................................... $      672,046 $  (2,702,898) $      174,714
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Amortization of premiums and accretion of discounts associated with investments,
   net..............................................................................         20,823          5,956           (62)
  (Gains) losses on investments, net................................................         56,581       (41,793)          1,086
  (Gains) losses on derivatives, net................................................    (1,095,691)      4,156,565      (153,956)
  Universal life and investment-type product policy fees............................         11,088          (556)        (3,781)
  Change in accrued investment income...............................................          (737)       (77,901)        (8,031)
  Change in premiums, reinsurance and other receivables.............................        130,149        149,271        349,645
  Change in deferred policy acquisition costs, net..................................       (23,159)         41,444         28,571
  Change in income tax recoverable (payable)........................................        822,557    (1,617,392)       (50,030)
  Change in other assets............................................................         26,549         13,027       (15,750)
  Change in insurance-related liabilities and policy-related balances...............        979,232      1,932,786        757,824
  Change in other liabilities.......................................................        101,875       (31,859)      (354,977)
  Other, net........................................................................        114,256        130,954        131,273
                                                                                     -------------- -------------- --------------
Net cash provided by operating activities...........................................      1,815,569      1,957,604        856,526
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities.........................................................        803,256      1,310,619        604,979
  Equity securities.................................................................            128          7,212          2,880
Purchases of fixed maturity securities..............................................      (415,825)    (2,264,346)      (754,191)
Cash received in connection with freestanding derivatives...........................        146,845        415,944        876,691
Cash paid in connection with freestanding derivatives...............................    (2,882,508)    (1,790,917)    (2,032,925)
Net change in short-term investments................................................      1,528,444      1,423,762    (4,538,307)
Net change in funds withheld at interest............................................      (257,452)      (218,801)       (91,382)
Other, net..........................................................................         61,021       (66,139)        235,425
                                                                                     -------------- -------------- --------------
Net cash used in investing activities...............................................    (1,016,091)    (1,182,666)    (5,696,830)
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits..........................................................................             --            212            416
  Withdrawals.......................................................................             --       (10,330)        (2,644)
Change in payables for derivative collateral........................................    (1,276,847)    (1,627,743)      2,563,812
Long-term debt issuances -- affiliated..............................................        500,000             --      1,000,000
Capital contribution from MetLife, Inc..............................................             --        800,000        673,000
Dividend on preferred stock.........................................................      (132,484)             --             --
Other, net..........................................................................      (166,050)      (122,628)         80,761
                                                                                     -------------- -------------- --------------
Net cash (used in) provided by financing activities.................................    (1,075,381)      (960,489)      4,315,345
                                                                                     -------------- -------------- --------------
Change in cash and cash equivalents.................................................      (275,903)      (185,551)      (524,959)
Cash and cash equivalents, beginning of year........................................        905,519      1,091,070      1,616,029
                                                                                     -------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.............................................. $      629,616 $      905,519 $    1,091,070
                                                                                     ============== ============== ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid for:
  Interest.......................................................................... $        5,107 $      134,691 $       69,232
                                                                                     ============== ============== ==============
  Income tax........................................................................ $      304,518 $      222,025 $      115,497
                                                                                     ============== ============== ==============
Non-cash transactions:
  Capital contribution from MetLife, Inc............................................ $       26,825 $       33,421 $       30,860
                                                                                     ============== ============== ==============
  Issuance of non-cumulative perpetual preferred shares............................. $           -- $    2,000,000 $           --
                                                                                     ============== ============== ==============
  Assignment of senior notes to MetLife, Inc........................................ $           -- $  (2,000,000) $           --
                                                                                     ============== ============== ==============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                       NOTES TO THE FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

BUSINESS

  Exeter Reassurance Company, Ltd. (the "Company" or "Exeter") is a wholly-owned stock life insurance subsidiary of MetLife, Inc. (the "Holding Company").

  In 2011, the Company was redomesticated to the Cayman Islands. The Company was licensed as an Unrestricted Class B Insurer under the Insurance Law of the Cayman Islands (the "Law").

  Effective October 1, 2013, the Company redomesticated to the state of Delaware ("Delaware"). The Company is licensed as a Delaware pure captive insurance company under the Delaware Captive Insurance Law ("Delaware Law"). The Company engages in traditional and financial reinsurance of life insurance and annuity policies, primarily with affiliates.

  In the second quarter of 2013, the Holding Company announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged consist of MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA") and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

BASIS OF PRESENTATION

  The Company has previously prepared, and filed, financial statements that comply with the filing requirements of the Cayman Islands Monetary Authority ("CIMA"). The financial statements as of and for the year ended December 31, 2012 presented insurance liabilities in the balance sheet in accordance with practices prescribed or permitted by CIMA, which presentation differs from the presentation requirements under generally accepted accounting principles. The presentation of insurance liabilities in these financial statements has been revised to present such amounts in accordance with accounting principles generally accepted in the United States.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

                     --------------------------------------
                     ACCOUNTING POLICY                 NOTE
                     --------------------------------------
                     Deferred Policy Acquistion Costs     2
                     --------------------------------------
                     Reserves                             3
                     --------------------------------------
                     Reinsurance                          4
                     --------------------------------------
                     Investments                          5
                     --------------------------------------
                     Derivatives                          6
                     --------------------------------------
                     Fair Value                           7
                     --------------------------------------
                     Income Tax                          11
                     --------------------------------------
                     Litigation Contingencies            12
                     --------------------------------------

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 FUTURE POLICYHOLDER BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND OTHER POLICY-RELATED BALANCES

  The Company establishes liabilities for insurance policies assumed by the Company. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Liabilities for assumed universal secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities assumed are based on the average benefits payable over a range of scenarios.

  The assumed unearned revenue liability included in other policy-related balances relates to universal life-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  The Company assumed and ceded guaranteed minimum benefits associated with certain variable annuity product risks that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees assumed are accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the portion of guaranteed minimum income benefits ("GMIB") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWB").

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Guarantees assumed are accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMAB") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other policy-related balances include policy and contract claims and policyholder dividends due and unpaid.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled.

DIVIDEND LIABILITY

  The terminal dividend liability for assumed participating traditional life insurance policies is equal to the liability for dividends paid to policyholders upon termination and after satisfying minimum period in-force requirements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to assumed traditional life and variable annuity business are recognized as revenues when due. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to the business assumed.

DEFERRED POLICY ACQUISITION COSTS

  The Company reimburses the direct writer of the reinsured agreements for significant costs in connection with acquiring new and renewal reinsurance business. Costs that are related directly to the successful acquisition or renewal of reinsurance agreements are capitalized as DAC. Such costs primarily include:

    . incremental direct costs of contract acquisition, such as commissions; . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, as well as all indirect costs, are expensed as incurred.

  DAC is amortized as follows:

 Products reinsured:                    In proportion to the following over
                                        estimated lives of the reinsurance
                                        agreements:
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Variable universal life contracts   Actual and expected future gross
 .  Variable deferred annuity contracts profits.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  See Note 2 for additional information on DAC amortization.

  The recovery of DAC is dependent upon the future profitability of the related business.

REINSURANCE AGREEMENTS

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as a reinsurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities and other policy-related balances. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. Certain assumed GMWB, GMAB and GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 INVESTMENTS

  NET INVESTMENT INCOME

    Income on investments is reported within net investment income, unless otherwise stated herein.

  FIXED MATURITY SECURITIES

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "--Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

  SHORT-TERM INVESTMENTS

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at the estimated fair value or amortized cost, which approximates estimated fair value.

  DERIVATIVE ASSETS

    Derivative assets consist principally of freestanding derivatives with positive estimated fair values and are described in " -- Derivatives" below.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  FUNDS WITHHELD AT INTEREST

    Funds withheld at interest represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld asset rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

 DERIVATIVES

  FREESTANDING DERIVATIVES

    Freestanding derivatives are carried in the Company's balance sheets either as assets within derivative assets or as liabilities within derivative liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty absent a master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within derivative liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in derivative assets or derivative liabilities.

    The Company's derivatives are not designated as qualifying for hedge accounting. Changes in the estimated fair value of derivatives are generally reported in net derivative gains (losses) except for those in policyholder benefits and claims for economic hedges of variable annuity guarantees included in future policy benefits in the balance sheets. The fluctuations in estimated fair value of derivatives can result in significant volatility in net income.

  EMBEDDED DERIVATIVES

    The Company assumes variable annuity guarantees, modified coinsurance contracts and equity indexed deferred annuities that contain embedded derivatives. Additionally, the Company has retroceded certain of these variable annuity guarantees to unaffiliated reinsurance counterparties that also contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses) for assumed reinsurance or in policyholder benefits and claims for ceded reinsurance. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 FAIR VALUE

   Certain assets and liabilities are measured at estimated fair value in the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 INCOME TAX

   The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provision of the Internal Revenue Code of 1986 as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to the Holding Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, the Holding Company has elected the "percentage method' (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, one hundred percent of tax attributes such as losses are reimbursed by the Holding Company to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to the Holding company each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. The Holding Company has current or prior deductions and credits (including by not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Holding Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Holding Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax basis of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as other expense and penalties recognized as a component of income tax expense.

 OTHER ACCOUNTING POLICIES

  CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  OTHER REVENUES

    Other revenues consist of funds withheld investment credit fees associated with financial reinsurance.

  POLICYHOLDER DIVIDENDS

    Pursuant to the terms of certain reinsurance agreements, the Company participates in the policyholder dividend scale of the ceding company. Policyholder dividends are approved annually by the ceding company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as the judgment of the ceding company's management as to the appropriate level of statutory surplus to be retained by the ceding company.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  FOREIGN CURRENCY

    Balance sheet accounts for reinsurance agreements that are settled in foreign currencies are translated at the exchange rate in effect at each year end and income and expense accounts are translated at the average exchange rates during the year. Translation adjustments are charged or credited directly to foreign currency translation adjustments, included in accumulated other comprehensive income or loss, net of applicable taxes. Intercompany receivables (payables) that are held in foreign currencies are translated at the exchange rate in effect at each year end and translation adjustments are charged directly to net investment gains (losses) in the period in which they occur.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of Accumulated Other Comprehensive Income ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, OTHER ASSETS AND DEFERRED COSTS--CAPITALIZED ADVERTISING COSTS, are met. As a result, certain direct marketing, sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, FOREIGN CURRENCY MATTERS (TOPIC
830): PARENT'S ACCOUNTING FOR THE CUMULATIVE TRANSLATION ADJUSTMENT UPON DERECOGNITION OF CERTAIN SUBSIDIARIES OR GROUPS OF ASSETS WITHIN A FOREIGN ENTITY OR OF AN INVESTMENT IN A FOREIGN ENTITY), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, FOREIGN CURRENCY MATTERS -- TRANSLATION OF FINANCIAL STATEMENTS, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, DERECOGNITION, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, LIABILITIES (TOPIC 405): OBLIGATIONS RESULTING FROM JOINT AND SEVERAL LIABILITY ARRANGEMENTS FOR WHICH THE TOTAL AMOUNT OF THE OBLIGATION IS FIXED AT THE REPORTING DATE), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. DEFERRED POLICY ACQUISITION COSTS

  See Note 1 for a description of capitalized acquisition costs.

PARTICIPATING AND DIVIDEND-PAYING TRADITIONAL CONTRACTS

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company

                       EXETER REASSURANCE COMPANY, LTD.

2. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to significantly impact the rate of DAC amortization. On a quarterly basis, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to earnings. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. On a quarterly basis, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross margins and the re-estimation of expected future gross margins. On a quarterly basis, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

VARIABLE UNIVERSAL LIFE CONTRACTS, VARIABLE DEFERRED ANNUITY CONTRACTS AND EQUITY INDEXED DEFERRED ANNUITY CONTRACTS

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of expected future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. On a quarterly basis, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by the cumulated charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. On a quarterly basis, the Company also updates the actual amount of business remaining in-force, which impact expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

FACTORS IMPACTING AMORTIZATION

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

                       EXETER REASSURANCE COMPANY, LTD.

2. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)


  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                            --------------------------------
                                                               2013       2012       2011
                                                            ---------- ---------- ----------
                                                                     (IN THOUSANDS)
Balance at January 1,...................................... $  136,661 $  178,105 $  206,677
Capitalizations............................................      2,013      1,760      2,955
Amortization related to:
   Net investment gains (losses) and net derivative gains
     (losses)..............................................     23,559   (28,204)   (21,453)
   Other expenses..........................................    (2,413)   (15,000)   (10,074)
                                                            ---------- ---------- ----------
       Total amortization..................................     21,146   (43,204)   (31,527)
                                                            ---------- ---------- ----------
Balance at December 31,.................................... $  159,820 $  136,661 $  178,105
                                                            ========== ========== ==========

3. RESERVES

REINSURANCE LIABILITIES

  Future policy benefits are measured as follows:

  Product Type                         Measurement Assumptions:
  ---------------------------------------------------------------------------
  Assumed Participating Life           Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest rate
                                       ranging from 4% to 6% and mortality
                                       rates guaranteed in calculating the
                                       cash surrender values described in
                                       such contracts); and (ii) the
                                       liability for terminal dividends.
  ---------------------------------------------------------------------------
  Assumed traditional fixed annuities  Present value of expected future
  after annuitization                  payments. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 1% to 7% for domestic
                                       business and 2% to 5% for
                                       international business.

                       EXETER REASSURANCE COMPANY, LTD.

3. RESERVES (CONTINUED)


GUARANTEES

  The Company reinsures variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWB, GMAB and the portion of certain GMIB that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and other policy-related balances which are further discussed in Note 6. Guarantees accounted for as reinsurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the
                                                average benefits payable over a range of
                                                scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on the present
          value is reduced to zero, that can    value of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less      Assumptions are consistent with those used
          than a specified amount.              for estimating GMDBs liabilities.

       .  Certain contracts also provide for  Calculation incorporates an assumption for
          a guaranteed lump sum return of       the percentage of the potential annuitizations
          purchase premium in lieu of the       that may be elected by the contractholder.
          annuitization benefit.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDBs liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                       EXETER REASSURANCE COMPANY, LTD.

3. RESERVES (CONTINUED)

  Information regarding the liabilities for guarantees (excluding embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    UNIVERSAL AND
                                                    VARIABLE LIFE
                                 ANNUITY CONTRACTS    CONTRACTS
   -                             ------------------ -------------
                                                      SECONDARY
                                   GMDBS    GMIBS    GUARANTEES      TOTAL
   -                             --------  -------- ------------- ----------
   ASSUMED
   Balance at January 1, 2011... $204,783  $172,260    $41,159    $  418,202
   Incurred guaranteed benefits.  197,432    72,496     (1,514)      268,414
   Paid guaranteed benefits.....  (74,439)       --         --       (74,439)
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.  327,776   244,756     39,645       612,177
   Incurred guaranteed benefits.  169,545   230,988     10,288       410,821
   Paid guaranteed benefits.....  (79,815)       --         --       (79,815)
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.  417,506   475,744     49,933       943,183
   Incurred guaranteed benefits.  125,884    52,561      7,018       185,463
   Paid guaranteed benefits.....  (59,132)       --         --       (59,132)
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $484,258  $528,305    $56,951    $1,069,514
                                 ========  ========    =======    ==========

   CEDED
   Balance at January 1, 2011... $  8,210  $     --    $    --    $    8,210
   Incurred guaranteed benefits.      (32)       --         --           (32)
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.    8,178        --         --         8,178
   Incurred guaranteed benefits.    2,920        --         --         2,920
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.   11,098        --         --        11,098
   Incurred guaranteed benefits.    3,704        --         --         3,704
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $ 14,802  $     --    $    --    $   14,802
                                 ========  ========    =======    ==========

   NET
   Balance at January 1, 2011... $196,573  $172,260    $41,159    $  409,992
   Incurred guaranteed benefits.  197,464    72,496     (1,514)      268,446
   Paid guaranteed benefits.....  (74,439)       --         --       (74,439)
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.  319,598   244,756     39,645       603,999
   Incurred guaranteed benefits.  166,625   230,988     10,288       407,901
   Paid guaranteed benefits.....  (79,815)       --         --       (79,815)
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.  406,408   475,744     49,933       932,085
   Incurred guaranteed benefits.  122,180    52,561      7,018       181,759
   Paid guaranteed benefits.....  (59,132)       --         --       (59,132)
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $469,456  $528,305    $56,951    $1,054,712
                                 ========  ========    =======    ==========

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE

  The Company assumes insurance risk from affiliated and unaffiliated insurance companies. The Company also cedes certain assumed insurance risks to unaffiliated reinsurers.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Premiums and policyholder benefits and claims in the statements of operations consist of amounts assumed, partially offset by amounts ceded under reinsurance agreements.

  The Company assumes risks from an unaffiliated company related to guaranteed minimum benefit guarantees written directly by the unaffiliated company. These assumed reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within policyholder's account balance and were liabilities of $1,262.3 million and $2,581.9 million at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, net derivative gains (losses) included $1,126.5 million, ($394.9) million and $80.6 million, respectively, in changes in fair value of such embedded derivatives.

  At December 31, 2013 and 2012, the Company had $99.2 million and $287.2 million, respectively, of unsecured unaffiliated ceded reinsurance recoverable balances.

  Certain unaffiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded unaffiliated reinsurance were $3.5 million and $28.9 million, at December 31, 2013 and 2012, respectively.

  The deposit liabilities on assumed unaffiliated reinsurance were $545 thousand and $335 thousand at December 31, 2013 and 2012, respectively.

RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain of the Holding Company's subsidiaries, including Metropolitan Life Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Europe Limited ("MEL"), New England Life Insurance Company and Alico Life International Limited, all of which are related parties.

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE (CONTINUED)


  Information regarding the significant effects of affiliated reinsurance included in the statements of operations was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------
                                                            2013         2012          2011
                                                        ------------ ------------ --------------
                                                                     (IN THOUSANDS)
REVENUES
Premiums............................................... $     23,922 $    909,170 $       29,894
Universal life and investment-type product policy fees.      450,583      398,509        283,097
Net derivative gain (loss).............................    5,678,708    (723,305)    (2,818,107)
Other revenues.........................................        1,396       22,917         43,740
                                                        ------------ ------------ --------------
 Total revenues........................................ $  6,154,609 $    607,291 $  (2,461,376)
                                                        ============ ============ ==============
EXPENSES
Policyholder benefits and claims....................... $    255,205 $  1,273,113 $      234,143
Interest credited to policyholder account balances.....       17,399       16,598         15,831
Policyholder dividends.................................       12,295       14,256         14,013
Other expenses.........................................       82,569       16,845         26,466
                                                        ------------ ------------ --------------
 Total expenses........................................ $    367,468 $  1,320,812 $      290,453
                                                        ============ ============ ==============

  Information regarding the significant effects of affiliated reinsurance included in the balance sheets was as follows at:

                                                        DECEMBER 31,
                                                 --------------------------
                                                     2013         2012
                                                 ------------ -------------
                                                       (IN THOUSANDS)
    ASSETS
    Funds withheld at interest.................. $  2,045,389 $   1,796,083
    Premiums, reinsurance and other receivables.      243,080       160,658
    Deferred policy acquisition costs...........       80,831        76,892
                                                 ------------ -------------
     Total assets............................... $  2,369,300 $   2,033,633
                                                 ============ =============
    LIABILITIES
    Future policy benefits...................... $  2,062,320 $   2,043,905
    Other policy-related balances...............    3,561,663     8,130,768
    Policyholder dividends payable..............       16,256        17,438
    Other liabilities...........................      250,807       161,603
                                                 ------------ -------------
     Total liabilities.......................... $  5,891,046 $  10,353,714
                                                 ============ =============

  In September 2012, the Company entered into a reinsurance agreement to assume 100% quota share of certain blocks of indemnity reinsurance from MEL. This agreement covers a portion of liabilities under defined portfolios of living time annuities contracts issued on or after the effective date. This agreement transfers risk to the Company, and therefore, is accounted for as reinsurance. As a result of the agreement, the Company recorded future policy benefits, presented within future policy benefits, of $649.3 million and $792.3 million, other reinsurance liabilities of $16.9 million and $10.7 million, and other reinsurance payables, included in other

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE (CONTINUED)

liabilities, were $43.7 million and $61.1 million at December 31, 2013 and 2012, respectively. The Company's statement of operations reflects a loss for this agreement of $8.6 million and $3.5 million, which includes premiums of $1 thousand and $881.2 million and policyholder benefits of $8.6 million and $884.7 million for the years ended December 31, 2013 and 2012, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within policyholder account balances and were liabilities of $1,226.6 million and $6,249.3 million at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, net derivative gains (losses) included $5,729.1 million, ($729.3) million and ($2,818.1) million, respectively, in changes in fair value of such embedded derivatives.

  The Company had no ceded affiliated reinsurance recoverable balances at December 31, 2013 and 2012.

5. INVESTMENTS

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

INVESTMENT RISKS AND UNCERTAINTIES

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation and currency. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g., structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


FIXED MATURITY SECURITIES AFS

 FIXED MATURITY SECURITIES AFS BY SECTOR

   The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), ABS and residential mortgage-backed securities ("RMBS").

                                       DECEMBER 31, 2013                                 DECEMBER 31, 2012
                       ------------------------------------------------- -------------------------------------------------
                                       GROSS UNREALIZED                                  GROSS UNREALIZED
                         COST OR   -------------------------  ESTIMATED    COST OR   -------------------------  ESTIMATED
                        AMORTIZED           TEMPORARY  OTTI     FAIR      AMORTIZED           TEMPORARY  OTTI     FAIR
                          COST      GAINS    LOSSES   LOSSES    VALUE       COST      GAINS    LOSSES   LOSSES    VALUE
                       ----------- -------- --------- ------ ----------- ----------- -------- --------- ------ -----------
                                        (IN THOUSANDS)                                    (IN THOUSANDS)
FIXED MATURITY
 SECURITIES:
Foreign corporate..... $   535,332 $  5,294 $  7,203   $ --  $   533,423 $   621,950 $ 11,286  $ 1,814   $ --  $   631,422
U.S. corporate........     255,510   10,478    2,366     --      263,622     302,993   19,714      241     --      322,466
CMBS..................     135,781    1,724    4,941     --      132,564      82,307    4,019       --     --       86,326
State and political
 subdivision..........     114,310    6,862      916     --      120,256     115,352   20,220        5     --      135,567
U.S. Treasury and
 agency...............     101,947    1,225    3,924     --       99,248     290,766    2,765        2     --      293,529
ABS...................      79,461    1,323      264     --       80,520     195,178    2,707        9     --      197,876
RMBS..................      61,322    2,261      794     --       62,789      76,727    5,179       --     --       81,906
Foreign government....      28,259      400       --     --       28,659      34,640    1,887       --     --       36,527
                       ----------- -------- --------   ----  ----------- ----------- --------  -------   ----  -----------
 Total fixed maturity
  securities.......... $ 1,311,922 $ 29,567 $ 20,408   $ --  $ 1,321,081 $ 1,719,913 $ 67,777  $ 2,071   $ --  $ 1,785,619
                       =========== ======== ========   ====  =========== =========== ========  =======   ====  ===========

   The Company held no non-income producing fixed maturity securities at December 31, 2013 and 2012.

 METHODOLOGY FOR AMORTIZATION OF PREMIUM AND ACCRETION OF DISCOUNT ON STRUCTURED SECURITIES

   Amortization of premium or accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 MATURITIES OF FIXED MATURITY SECURITIES

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                           DECEMBER 31,
                                            -------------------------------------------
                                                    2013                  2012
                                            --------------------- ---------------------
                                                       ESTIMATED             ESTIMATED
                                            AMORTIZED    FAIR     AMORTIZED    FAIR
                                              COST       VALUE      COST       VALUE
                                            ---------- ---------- ---------- ----------
                                                          (IN THOUSANDS)
Due in one year or less.................... $  246,228 $  246,780 $  273,190 $  273,472
Due after one year through five years......    280,090    283,376    520,894    524,882
Due after five years through ten years.....    308,324    311,927    364,081    386,994
Due after ten years........................    200,716    203,125    207,536    234,163
                                            ---------- ---------- ---------- ----------
 Subtotal..................................  1,035,358  1,045,208  1,365,701  1,419,511
Structured securities (CMBS, ABS and RMBS).    276,564    275,873    354,212    366,108
                                            ---------- ---------- ---------- ----------
 Total fixed maturity securities........... $1,311,922 $1,321,081 $1,719,913 $1,785,619
                                            ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. CMBS, ABS and RMBS are shown separately, as they are not due at a single maturity.

 CONTINUOUS GROSS UNREALIZED LOSSES FOR FIXED MATURITY SECURITIES AFS BY SECTOR

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                           DECEMBER 31, 2013                          DECEMBER 31, 2012
                               ------------------------------------------ ------------------------------------------
                                                     EQUAL TO OR GREATER                        EQUAL TO OR GREATER
                                LESS THAN 12 MONTHS     THAN 12 MONTHS     LESS THAN 12 MONTHS     THAN 12 MONTHS
                               --------------------- -------------------- --------------------- --------------------
                               ESTIMATED    GROSS    ESTIMATED   GROSS    ESTIMATED    GROSS    ESTIMATED   GROSS
                                 FAIR     UNREALIZED   FAIR    UNREALIZED   FAIR     UNREALIZED   FAIR    UNREALIZED
                                 VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES     VALUE     LOSSES
                               ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Foreign corporate............. $  214,876 $   7,203  $     --     $ --    $  288,797  $  1,814    $  --     $  --
U.S. corporate................     50,458     1,771     4,378      595        54,064       241       --        --
CMBS..........................     62,872     4,941        --       --            --        --       --        --
State and political
 subdivision..................     14,936       916        --       --           775         5       --        --
U.S. Treasury and agency......     28,434     3,924        --       --         2,522         2       --        --
ABS...........................     18,907       264        --       --        72,441         9       --        --
RMBS..........................     17,541       794        --       --            --        --       --        --
                               ---------- ---------  --------     ----    ----------  --------    -----     -----
  Total fixed maturity
   securities................. $  408,024 $  19,813  $  4,378     $595    $  418,599  $  2,071    $  --     $  --
                               ========== =========  ========     ====    ==========  ========    =====     =====
Total number of securities in
 an unrealized loss
 position.....................         79                   2                     67                 --
                               ==========            ========             ==========              =====

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 EVALUATION OF AFS SECURITIES FOR OTTI AND EVALUATING TEMPORARILY IMPAIRED AFS SECURITIES

  EVALUATION AND MEASUREMENT METHODOLOGIES

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)

      information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  CURRENT PERIOD EVALUATION

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected) and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased
  $18.3 million during the year ended December 31, 2013 from $2.1 million to $20.4 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, there were no fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

FUNDS WITHHELD AT INTEREST

  Funds withheld at interest represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. At December 31, 2013 and 2012, such amounts consisted of balances withheld in connection with reinsurance agreements with affiliates of the Holding Company, as presented in
Note 4, and an unaffiliated company.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $40.8 million and $410.6 million at December 31, 2013 and 2012, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                               2013       2012        2011
                                            ---------- ----------- -----------
                                                      (IN THOUSANDS)
 Fixed maturity securities................. $    9,072 $    65,706 $    41,752
 Equity securities.........................         --          --     (1,063)
 Deferred income tax benefit (expense).....    (3,176)    (22,997)    (14,241)
                                            ---------- ----------- -----------
  Net unrealized investment gains (losses). $    5,896 $    42,709 $    26,448
                                            ========== =========== ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------
                                                         2013       2012       2011
                                                      ----------- --------- -----------
                                                               (IN THOUSANDS)
Balance, January 1,.................................. $    42,709 $  26,448 $     3,341
Unrealized investment gains (losses) during the year.    (56,634)    25,017      35,549
Deferred income tax benefit (expense)................      19,821   (8,756)    (12,442)
                                                      ----------- --------- -----------
Balance, December 31,................................ $     5,896 $  42,709 $    26,448
                                                      =========== ========= ===========
Change in net unrealized investment gains (losses)... $  (36,813) $  16,261 $    23,107
                                                      =========== ========= ===========

CONCENTRATIONS OF CREDIT RISK

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

INVESTED ASSETS HELD IN TRUST AND PLEDGED AS COLLATERAL

  Invested assets held in trust and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, and fixed maturity securities at:

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                   2013       2012
                                                                ---------- ----------
                                                                   (IN THOUSANDS)
Invested assets held in trust (1).............................. $2,754,170 $4,697,418
Invested assets pledged as collateral (2)......................  1,024,682    289,145
                                                                ---------- ----------
 Total invested assets held in trust and pledged as collateral. $3,778,852 $4,986,563
                                                                ========== ==========

--------

(1)The Company has held in trust certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


(2)Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 6.

VARIABLE INTEREST ENTITIES

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

 CONSOLIDATED VIES

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

 UNCONSOLIDATED VIES

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               DECEMBER 31,
                                                 -----------------------------------------
                                                         2013                 2012
                                                 -------------------- --------------------
                                                            MAXIMUM              MAXIMUM
                                                 CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                  VALUE   TO LOSS (1)  VALUE   TO LOSS (1)
                                                 -------- ----------- -------- -----------
                                                              (IN THOUSANDS)
Fixed maturity securities AFS:
 Structured securities (ABS, CMBS and RMBS) (2). $275,873  $275,873   $366,108  $366,108
 Foreign corporate..............................    5,186     5,186      5,525     5,525
                                                 --------  --------   --------  --------
   Total........................................ $281,059  $281,059   $371,633  $371,633
                                                 ========  ========   ========  ========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2013     2012     2011
                                                     -------- -------- --------
                                                           (IN THOUSANDS)
 Investment Income:
  Fixed maturity securities......................... $ 41,202 $ 29,831 $ 23,825
  Equity securities.................................       --       94      619
  Cash, cash equivalents and short-term investments.    3,247    6,415    3,314
  Other.............................................  (3,155)  (4,792)  (4,622)
                                                     -------- -------- --------
    Subtotal........................................   41,294   31,548   23,136
                                                     -------- -------- --------
  Less: Investment expenses.........................    5,871   10,853    5,898
                                                     -------- -------- --------
    Net investment income........................... $ 35,423 $ 20,695 $ 17,238
                                                     ======== ======== ========

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and expenses included in the table above.

NET INVESTMENT GAINS (LOSSES)

 COMPONENTS OF NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------
                                                  2013     2012     2011
                                                --------- ------- --------
                                                      (IN THOUSANDS)
     Fixed maturity securities................. $   2,066 $   711 $  4,717
     Equity securities.........................        --   3,675    (292)
     Other investment portfolio gains (losses).  (58,647)  37,407  (5,511)
                                                --------- ------- --------
      Total net investment gains (losses)...... $(56,581) $41,793 $(1,086)
                                                ========= ======= ========

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($59.2) million, $37.3 million and ($5.9) million for the years ended December 31, 2013, 2012 and 2011, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 SALES OR DISPOSALS OF FIXED MATURITY AND EQUITY SECURITIES

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                            YEARS ENDED DECEMBER 31,     YEARS ENDED DECEMBER 31,    YEARS ENDED DECEMBER 31,
                         ------------------------------- -----------------------  -------------------------------
                            2013      2012       2011    2013     2012     2011      2013      2012       2011
                         ---------- --------- ---------- -----  -------- -------- ---------- --------- ----------
                            FIXED MATURITY SECURITIES       EQUITY SECURITIES                  TOTAL
                         ------------------------------- -----------------------  -------------------------------
                                                             (IN THOUSANDS)
Proceeds................ $  251,239 $  34,432 $  421,298 $  --  $  7,212 $  2,880 $  251,239 $  41,644 $  424,178
                         ========== ========= ========== =====  ======== ======== ========== ========= ==========
Gross investment
 gains.................. $    2,721 $     755 $    5,178 $  --  $  3,675 $     -- $    2,721 $   4,430 $    5,178
Gross investment
 losses.................      (655)      (44)      (461)    --        --    (292)      (655)      (44)      (753)
                         ---------- --------- ---------- -----  -------- -------- ---------- --------- ----------
  Net investment gains
   (losses)............. $    2,066 $     711 $    4,717 $  --  $  3,675 $  (292) $    2,066 $   4,386 $    4,425
                         ========== ========= ========== =====  ======== ======== ========== ========= ==========

   There were no OTTI losses on fixed maturity securities or equity securities during the years ended December 31, 2013, 2012 and 2011.

RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. There were no invested assets transferred to affiliates for the years ended December 31, 2013 and 2012. There were no invested assets transferred from affiliates for the year ended December 31, 2013. The estimated fair value of invested assets transferred from affiliates for the year ended December 31, 2012 was $857.4 million. There were no invested assets transferred from affiliates for the year ended December 31, 2011.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $4.6 million, $7.2 million and $4.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.

6. DERIVATIVES

ACCOUNTING FOR DERIVATIVES

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

DERIVATIVE STRATEGIES

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives may be cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. The Company also purchases certain securities and engages in certain reinsurance agreements that have embedded derivatives.

  The Company utilizes all derivatives in non-qualifying hedging relationships.

 INTEREST RATE DERIVATIVES

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, futures and options.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

   In exchange-traded interest rate Treasury futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options.

 FOREIGN CURRENCY EXCHANGE RATE DERIVATIVES

   The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   To a lesser extent, the Company uses exchange-traded currency futures to hedge currency mismatches between assets and liabilities.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


 EQUITY DERIVATIVES

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products assumed by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products reinsured by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products reinsured by the Company.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its reinsured products. TRRs can be used as hedges or to synthetically create investments.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


PRIMARY RISKS MANAGED BY DERIVATIVES

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:



DERIVATIVES NOT
DESIGNATED OR NOT
QUALIFYING AS HEDGING          PRIMARY UNDERLYING RISK
INSTRUMENTS                            EXPOSURE
---------------------       -------------------------------

Interest rate swaps........ Interest rate..................
Interest rate futures...... Interest rate..................
Interest rate options...... Interest rate..................
Foreign currency forwards.. Foreign currency exchange rate.
Currency futures........... Foreign currency exchange rate.
Equity futures............. Equity market..................
Equity options............. Equity market..................
Variance swaps............. Equity market..................
Total rate of return swaps. Equity market..................

 Total non-designated or non-qualifying derivatives.......

                                         DECEMBER 31, 2013                  DECEMBER 31, 2012
                                ----------------------------------- ----------------------------------
                                              ESTIMATED FAIR VALUE               ESTIMATED FAIR VALUE
                                             ----------------------             ----------------------
   PRIMARY UNDERLYING RISK        NOTIONAL     NOTIONAL
           EXPOSURE                AMOUNT      ASSETS   LIABILITIES   AMOUNT      ASSETS   LIABILITIES
------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
                                                            (IN THOUSANDS)
Interest rate.................. $ 23,221,522 $1,040,377 $  562,851  $22,298,852 $1,867,230 $  611,572
Interest rate..................    4,462,013      9,047      6,547    6,437,033        598     20,980
Interest rate..................   17,690,095    131,341    235,516   11,440,095    302,989     58,486
Foreign currency exchange rate.    2,324,152        728    171,078    2,281,296      1,051    177,496
Foreign currency exchange rate.      364,550      1,169      1,022      518,160      3,864         --
Equity market..................    4,327,600      1,284     39,600    5,898,717     14,146    105,452
Equity market..................   31,414,484  1,024,034  1,005,551   18,897,916  2,346,326    355,433
Equity market..................   18,917,116    167,519    469,330   17,177,849    111,788    241,073
Equity market..................    3,339,982         --    156,959    2,791,568      4,436     95,505
                                ------------ ---------- ----------  ----------- ---------- ----------
$106,061,514 $2,375,499 $2,648,454  $87,741,486 $4,652,428 $1,665,997
                                ============ ========== ==========  =========== ========== ==========

NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                             2013           2012          2011
                                        -------------- -------------- ------------
                                                      (IN THOUSANDS)
Derivatives and hedging gains (losses). $  (4,841,296) $  (2,586,885) $  2,941,895
Embedded derivatives...................      6,776,544    (1,089,704)  (2,711,461)
                                        -------------- -------------- ------------
 Total net derivatives gains (losses).. $    1,935,248 $  (3,676,589) $    230,434
                                        ============== ============== ============

  The following table presents earned income on derivatives for the:

                                             YEARS ENDED DECEMBER 31,
                                       ------------------------------------
                                           2013         2012        2011
                                       ------------ ------------ ----------
                                                  (IN THOUSANDS)
     Net derivative gains (losses).... $  (262,379) $     20,202 $  141,929
     Policyholder benefits and claims.    (274,848)    (113,899)     16,833
                                       ------------ ------------ ----------
      Total........................... $  (537,227) $   (93,697) $  158,762
                                       ============ ============ ==========

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


NON-QUALIFYING DERIVATIVES

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                      NET       POLICYHOLDER
                                                   DERIVATIVE   BENEFITS AND
                                                 GAINS (LOSSES)  CLAIMS (1)
                                                 -------------- ------------
                                                       (IN THOUSANDS)
    FOR THE YEAR ENDED DECEMBER 31, 2013:
     Interest rate derivatives.................. $    (925,139) $    (1,364)
     Foreign currency exchange rate derivatives.      (514,563)           --
     Equity derivatives.........................    (3,139,215)    (635,931)
                                                 -------------- ------------
       Total.................................... $  (4,578,917) $  (637,295)
                                                 ============== ============
    FOR THE YEAR ENDED DECEMBER 31, 2012:
     Interest rate derivatives.................. $    (204,299) $         --
     Foreign currency exchange rate derivatives.      (284,745)           --
     Equity derivatives.........................    (2,118,043)    (367,490)
                                                 -------------- ------------
       Total.................................... $  (2,607,087) $  (367,490)
                                                 ============== ============
    FOR THE YEAR ENDED DECEMBER 31, 2011:
     Interest rate derivatives.................. $    1,527,402 $         --
     Foreign currency exchange rate derivatives.        143,177           --
     Equity derivatives.........................      1,129,387     (82,696)
                                                 -------------- ------------
       Total.................................... $    2,799,966 $   (82,696)
                                                 ============== ============

--------

(1)Changes in estimated fair value related to economic hedges of reinsured variable annuity guarantees.

CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by International Swaps and Derivatives Association ("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                              DECEMBER 31, 2013         DECEMBER 31, 2012
                                                          ------------------------- -------------------------
DERIVATIVES SUBJECT TO A MASTER NETTING ARRANGEMENT OR A
SIMILAR ARRANGEMENT                                          ASSETS    LIABILITIES     ASSETS    LIABILITIES
--------------------------------------------------------  ------------ ------------ ------------ ------------
                                                                            (IN THOUSANDS)
 Gross estimated fair value of derivatives:
  OTC-bilateral.......................................... $  2,430,173 $  2,593,152 $  4,708,762 $  1,534,233
  Exchange-traded........................................       11,500       47,169       18,608      126,432
                                                          ------------ ------------ ------------ ------------
    Total gross estimated fair value of
      derivatives (1)....................................    2,441,673    2,640,321    4,727,370    1,660,665
 Amounts offset in the balance sheets....................           --           --           --           --
                                                          ------------ ------------ ------------ ------------
 Estimated fair value of derivatives presented in the
   balance sheets (1)....................................    2,441,673    2,640,321    4,727,370    1,660,665
 Gross amounts not offset in the balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..........................................  (1,869,869)  (1,869,869)  (1,518,669)  (1,518,669)
  Exchange-traded........................................      (5,368)      (5,368)     (18,608)     (18,608)
 Cash collateral (3)
  OTC-bilateral..........................................    (163,210)           --  (1,473,376)           --
  Exchange-traded........................................           --     (39,008)           --    (107,824)
 Securities collateral (4)
  OTC-bilateral..........................................    (377,561)    (646,079)  (1,716,717)     (13,667)
  Exchange-traded........................................           --      (2,793)           --           --
                                                          ------------ ------------ ------------ ------------
 Net amount after application of master netting
   agreements and collateral............................. $     25,665 $     77,204 $         -- $      1,897
                                                          ============ ============ ============ ============

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $66,175 thousand and $74,942 thousand, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $8,133 thousand and $5,332 thousand, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents and the obligation to return it is included in other liabilities in the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded derivatives and is included in premiums, reinsurance and other receivables in the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $33,319 thousand and $0, respectively, and provided excess cash collateral of $185,299 thousand and $167,655 thousand, respectively, which is not included in the table above due to the foregoing limitation.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral of $96,746 thousand and $59,320 thousand, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At
   December 31, 2013 and 2012, the Company provided excess securities collateral of $0 and $0, respectively, for its OTC-bilateral derivatives and $36,182 thousand and $39,989 thousand, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                  ESTIMATED FAIR VALUE OF   FAIR VALUE OF INCREMENTAL COLLATERAL
                                   COLLATERAL PROVIDED:                PROVIDED UPON:
                                  ----------------------- ----------------------------------------
                                                                         DOWNGRADE IN THE HOLDING
                                                                         COMPANY'S CREDIT RATING
                     ESTIMATED                              ONE NOTCH    TO A LEVEL THAT TRIGGERS
                   FAIR VALUE OF                          DOWNGRADE IN        FULL OVERNIGHT
                   DERIVATIVES IN                          THE HOLDING     COLLATERALIZATION OR
                   NET LIABILITY      FIXED MATURITY        COMPANY'S          TERMINATION
                    POSITION (1)        SECURITIES        CREDIT RATING OF THE DERIVATIVE POSITION
                   -------------- ----------------------- ------------- --------------------------
                                                   (IN THOUSANDS)
December 31, 2013. $      723,283      $    646,079        $    20,912         $    21,353
December 31, 2012. $       15,564      $     13,667        $        --         $        --

--------

(1)After taking into consideration the existence of netting agreements.

EMBEDDED DERIVATIVES

  The Company assumes variable annuities, modified coinsurance contracts, equity indexed deferred annuities and purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: assumed variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; ceded reinsurance agreements of guaranteed minimum benefits related to GMABs and certain GMIBs; assumed modified coinsurance contracts; assumed reinsurance on equity indexed deferred annuities; and options embedded in debt and equity securities.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                        DECEMBER 31,
                                                                  -------------------------
                                        BALANCE SHEET LOCATION        2013         2012
                                       -------------------------- ------------ ------------
                                                                       (IN THOUSANDS)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $    122,515 $    257,690
  Assumed modified coinsurance         Funds withheld at
   contracts.......................... interest..................       24,035       72,357
                                                                  ------------ ------------
   Net embedded derivatives within asset host contracts.......    $    146,550 $    330,047
                                                                  ============ ============
Net embedded derivatives within liability host contracts:
  Assumed guaranteed minimum benefits. Other policy-related
                                       balances.................. $  2,488,944 $  8,831,285
                                                                  ------------ ------------
   Net embedded derivatives within liability host contracts...    $  2,488,944 $  8,831,285
                                                                  ============ ============

  The following table presents changes in estimated fair value related to embedded derivatives:

                                             YEARS ENDED DECEMBER 31,
                                    ------------------------------------------
                                        2013          2012           2011
                                    ------------ -------------- --------------
                                                  (IN THOUSANDS)
 Net derivative gains (losses) (1). $  6,776,544 $  (1,089,704) $  (2,711,461)
 Policyholder benefits and claims.. $  (139,134) $       72,507 $       70,390

--------

(1)The valuation of reinsured guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($996.3) million, ($1,603.0) million and $1,956.9 million, for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $19.4 million, $2.9 million and ($23.1) million, for the years ended December 31, 2013, 2012 and 2011, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The size of the bid/ask
                          spread is used as an indicator of
                          market activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                  DECEMBER 31, 2013
                                                ------------------------------------------------------
                                                         FAIR VALUE HIERARCHY
                                                --------------------------------------
                                                                                       TOTAL ESTIMATED
                                                  LEVEL 1      LEVEL 2      LEVEL 3      FAIR VALUE
                                                ------------ ------------ ------------ ---------------
                                                                    (IN THOUSANDS)
ASSETS:
Fixed maturity securities:
 Foreign corporate............................. $         -- $    533,423 $         --  $    533,423
 U.S. corporate................................           --      253,705        9,917       263,622
 CMBS..........................................           --       75,017       57,547       132,564
 State and political subdivision...............           --      120,256           --       120,256
 U.S. Treasury and agency......................       99,248           --           --        99,248
 ABS...........................................           --       80,520           --        80,520
 RMBS..........................................           --       62,789           --        62,789
 Foreign government............................           --       28,659           --        28,659
                                                ------------ ------------ ------------  ------------
   Total fixed maturity securities.............       99,248    1,154,369       67,464     1,321,081
                                                ------------ ------------ ------------  ------------
Short-term investments (1).....................    2,630,762      101,270           --     2,732,032
Derivative assets: (2)
 Interest rate contracts.......................        9,046    1,171,719           --     1,180,765
 Foreign currency contracts....................        1,169          728           --         1,897
 Equity market contracts.......................        1,284      917,797      273,756     1,192,837
                                                ------------ ------------ ------------  ------------
   Total derivative assets.....................       11,499    2,090,244      273,756     2,375,499
                                                ------------ ------------ ------------  ------------
Net embedded derivatives within asset host
  contracts (3)................................           --           --      146,550       146,550
                                                ------------ ------------ ------------  ------------
   Total assets................................ $  2,741,509 $  3,345,883 $    487,770  $  6,575,162
                                                ============ ============ ============  ============
LIABILITIES:
Derivative liabilities: (2)
 Interest rate contracts....................... $      6,547 $    798,367 $         --  $    804,914
 Foreign currency contracts....................        1,022      171,078           --       172,100
 Equity market contracts.......................       39,601    1,136,875      494,964     1,671,440
                                                ------------ ------------ ------------  ------------
   Total derivative liabilities................       47,170    2,106,320      494,964     2,648,454
                                                ------------ ------------ ------------  ------------
Net embedded derivatives within liability host
  contracts (3)................................           --           --    2,488,944     2,488,944
                                                ------------ ------------ ------------  ------------
   Total liabilities........................... $     47,170 $  2,106,320 $  2,983,908  $  5,137,398
                                                ============ ============ ============  ============

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

                                                              DECEMBER 31, 2012
                                            ------------------------------------------------------
                                                     FAIR VALUE HIERARCHY
                                            -------------------------------------- TOTAL ESTIMATED
                                              LEVEL 1      LEVEL 2      LEVEL 3      FAIR VALUE
                                            ------------ ------------ ------------ ---------------
                                                                (IN THOUSANDS)
ASSETS:
Fixed maturity securities:
 Foreign corporate......................... $         -- $    628,708 $      2,714  $     631,422
 U.S. corporate............................           --      307,001       15,465        322,466
 CMBS......................................           --       44,603       41,723         86,326
 State and political subdivision...........           --      135,567           --        135,567
 U.S. Treasury and agency..................      285,259        8,270           --        293,529
 ABS.......................................           --      193,876        4,000        197,876
 RMBS......................................           --       81,906           --         81,906
 Foreign government........................           --       36,527           --         36,527
                                            ------------ ------------ ------------  -------------
   Total fixed maturity securities.........      285,259    1,436,458       63,902      1,785,619
                                            ------------ ------------ ------------  -------------
Short-term investments (1).................    3,824,840      425,354        4,996      4,255,190
Derivative assets: (2)
 Interest rate contracts...................          598    2,170,219           --      2,170,817
 Foreign currency contracts................        3,864        1,051           --          4,915
 Equity market contracts...................       14,146    2,000,970      461,580      2,476,696
                                            ------------ ------------ ------------  -------------
   Total derivative assets.................       18,608    4,172,240      461,580      4,652,428
                                            ------------ ------------ ------------  -------------
Net embedded derivatives within asset host
  contracts (3)............................           --           --      330,047        330,047
                                            ------------ ------------ ------------  -------------
   Total assets............................ $  4,128,707 $  6,034,052 $    860,525  $  11,023,284
                                            ============ ============ ============  =============
LIABILITIES:
Derivative liabilities: (2)
 Interest rate contracts................... $     20,980 $    670,059 $         --  $     691,039
 Foreign currency contracts................           --      177,496           --        177,496
 Equity market contracts...................      105,452      416,032      275,979        797,463
                                            ------------ ------------ ------------  -------------
   Total derivative liabilities............      126,432    1,263,587      275,979      1,665,998
                                            ------------ ------------ ------------  -------------
Net embedded derivatives within liability
  host contracts (3).......................           --           --    8,831,285      8,831,285
                                            ------------ ------------ ------------  -------------
   Total liabilities....................... $    126,432 $  1,263,587 $  9,107,264  $  10,497,283
                                            ============ ============ ============  =============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

(2)Derivative amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


(3)Net embedded derivatives within asset host contracts are presented within funds withheld at interest and premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within other policy-related balances in the balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 INVESTMENTS

  VALUATION CONTROLS AND PROCEDURES

    On behalf of the Company and the Holding Company's Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Holding Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

  based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  SECURITIES AND SHORT-TERM INVESTMENTS

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities.

   U.S. CORPORATE AND FOREIGN CORPORATE SECURITIES

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer and in certain cases, delta spread adjustments to reflect specific credit related issues.

   STRUCTURED SECURITIES COMPRISED OF ABS, CMBS AND RMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon,

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

   weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  STATE AND POLITICAL SUBDIVISION AND FOREIGN GOVERNMENT SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  U.S. TREASURY AND AGENCY SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Level 3 Valuation Techniques and Key Inputs:

     In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for in the Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

     Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. CORPORATE AND FOREIGN CORPORATE SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   STRUCTURED SECURITIES COMPRISED OF ABS AND CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including credit spreads. Below investment grade securities and sub-prime RMBS included in this level

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

   are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

 DERIVATIVES

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  FREESTANDING DERIVATIVES

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   INTEREST RATE

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     OPTION-BASED. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   FOREIGN CURRENCY EXCHANGE RATE

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   EQUITY MARKET

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

     OPTION-BASED. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   EQUITY MARKET

     NON-OPTION-BASED. -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

     OPTION-BASED. -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves, equity volatility and unobservable correlation between model inputs.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


 EMBEDDED DERIVATIVES

   Embedded derivatives principally include certain assumed and ceded variable annuity guarantees and equity indexed crediting rates within certain funding agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for the Holding Company's debt, including related credit default swaps.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs previously described. These reinsurance agreements contain embedded derivatives which are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses) or policyholder benefits and claims depending on the statement of operations classification of the direct risk. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


   The estimated fair value of the embedded derivatives within funds withheld related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in derivative liabilities and funds withheld at interest in the balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  EMBEDDED DERIVATIVES WITHIN ASSET AND LIABILITY HOST CONTRACTS

   Level 3 Valuation Techniques and Key Inputs:

   ASSUMED GUARANTEED MINIMUM BENEFITS

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   REINSURANCE CEDED ON CERTAIN GUARANTEED MINIMUM BENEFITS

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in " -- Assumed Guaranteed Minimum Benefits" and also include counterparty credit spreads.

   EMBEDDED DERIVATIVES WITHIN FUNDS WITHHELD RELATED TO CERTAIN ASSUMED REINSURANCE

     These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 TRANSFERS BETWEEN LEVELS

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  TRANSFERS BETWEEN LEVELS 1 AND 2:

     There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  TRANSFERS INTO OR OUT OF LEVEL 3:

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

     Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

   The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                        DECEMBER 31, 2013
                                                                                    --------------------------
                                                              SIGNIFICANT                             WEIGHTED
                            VALUATION TECHNIQUES           UNOBSERVABLE INPUTS          RANGE        AVERAGE (1)
                       -------------------------------- --------------------------  -------------    -----------
FIXED MATURITY SECURITIES: (3)
 U.S. corporate and
  foreign corporate... Matrix pricing                   Credit spreads (4)             95  -     95       95
                                                        Illiquidity premium (4)        30  -     30       30
                       ------------------------------------------------------------------------------------------
 CMBS................. Matrix pricing and discounted    Credit spreads (4)
                         cash flow                                                    215  -    215      215
                       Market pricing                   Quoted prices (5)             104  -    104      104
                       Consensus pricing                Offered quotes (5)             90  -     92       91
                       ------------------------------------------------------------------------------------------
DERIVATIVES:
 Equity market........ Present value techniques         Volatility (7)                 13% -     28%
                          or option pricing models      Correlation (9)                60% -     60%
                       ------------------------------------------------------------------------------------------
EMBEDDED DERIVATIVES:
 Assumed and ceded     Option pricing techniques        Mortality rates:                0% -   0.10%
  guaranteed minimum                                        Ages 0 - 40
  benefits............
                                                            Ages 41 - 60             0.04% -   0.65%
                                                            Ages 61 - 115            0.26% -    100%
                                                        Lapse rates:
                                                            Durations 1 -10          0.50% -    100%
                                                            Durations 11 -20            3% -    100%
                                                            Durations 21 -116           3% -    100%
                                                        Utilization rates              20% -     50%
                                                        Withdrawal rates             0.07% -     10%
                                                        Long-term equity            17.40% -     25%
                                                          volatilities
                                                        Nonperformance               0.03% -   0.44%
                                                          risk spread
                       ------------------------------------------------------------------------------------------

                                                                IMPACT OF
                                     DECEMBER 31, 2012         INCREASE IN
                                 --------------------------     INPUT ON
                                                   WEIGHTED     ESTIMATED
     VALUATION TECHNIQUES            RANGE        AVERAGE (1) FAIR VALUE (2)
-------------------------------- -------------    ----------- --------------


Matrix pricing                     103  -    499      168       Decrease
                                    30  -     30       30       Decrease
-----------------------------------------------------------------------------
Matrix pricing and discounted
  cash flow                                                   Decrease (6)
Market pricing                     104  -    104      104     Increase (6)
Consensus pricing                                             Increase (6)
-----------------------------------------------------------------------------

Present value techniques            13% -     32%             Increase (8)
   or option pricing models         65% -     65%
-----------------------------------------------------------------------------

Option pricing techniques            0% -   0.14%  Decrease (10)


                                  0.05% -   0.75%             Decrease (10)
                                  0.26% -    100%             Decrease (10)

                                  0.50% -    100%             Decrease (11)
                                     3% -    100%             Decrease (11)
                                   2.5% -    100%             Decrease (11)
                                    20% -     50%             Increase (12)
                                  0.07% -     20%                 (13)
                                 15.18% -     40%  Increase (14)

                                  0.10% -   1.72%  Decrease (15)

-----------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to assumed guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


(9)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within embedded derivatives within funds withheld related to certain assumed reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                     FIXED MATURITY SECURITIES:
                                               --------------------------------------
                                                FOREIGN    U.S.                       SHORT-TERM    EQUITY    NET EMBEDDED
                                               CORPORATE CORPORATE   CMBS      ABS    INVESTMENTS   MARKET   DERIVATIVES (6)
                                               --------- --------- --------- -------- ----------- ---------- ---------------
                                                                              (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2013:
Balance, January 1,........................... $  2,714  $  15,465 $  41,723 $  4,000  $  4,996   $  185,601  $(8,501,238)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2).................
   Net investment income......................       11       (63)     (242)       --         4           --            --
   Net investment gains (losses)..............       --         --        --       --        --           --            --
   Net derivative gains (losses)..............       --         --        --       --        --    (425,674)     6,789,870
   Policyholder benefits and claims...........       --         --        --       --        --       18,720     (139,134)
  OCI.........................................     (25)      (652)   (1,828)       --        --          252       291,536
Purchases (3).................................       --         --    17,894       --        --        7,149            --
Sales (3).....................................  (2,700)    (8,680)        --       --   (5,000)           --            --
Settlements (3)...............................       --         --        --       --        --      (7,256)     (783,428)
Transfers into Level 3 (4)....................       --      3,847        --       --        --           --            --
Transfers out of Level 3 (4)..................       --         --        --  (4,000)        --           --            --
                                               --------  --------- --------- --------  --------   ----------  ------------
Balance, December 31,......................... $     --  $   9,917 $  57,547 $     --  $     --   $(221,208)  $(2,342,394)
                                               ========  ========= ========= ========  ========   ==========  ============
Changes in unrealized gains (losses) included
 in net income (loss): (5)
  Net investment income....................... $     --  $       4 $   (242) $     --  $     --   $       --  $         --
  Net investment gains (losses)............... $     --  $      -- $      -- $     --  $     --   $       --  $         --
  Net derivative gains (losses)............... $     --  $      -- $      -- $     --  $     --   $(414,667)  $  6,743,952
  Policyholder benefits and claims............ $     --  $      -- $      -- $     --  $     --   $   18,720  $  (134,839)

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 ------------------------------------------------------------------------------------------------
                                       FIXED MATURITY SECURITIES:       EQUITY SECURITIES:
                                 -------------------------------------- ------------------
                                  FOREIGN    U.S.                         NON-REDEEMABLE   SHORT-TERM    EQUITY    NET EMBEDDED
                                 CORPORATE CORPORATE   CMBS      ABS     PREFERRED STOCK   INVESTMENTS   MARKET   DERIVATIVES (6)
                                 --------- --------- --------- -------- ------------------ ----------- ---------- ---------------
                                                                          (IN THOUSANDS)
YEAR ENDED DECEMBER 31,
 2012:
Balance, January 1,............. $  2,533  $  15,114 $  41,724 $     --     $      --       $  39,967  $  844,062  $(7,033,096)
Total realized/unrealized gains
 (losses) included in:
  Net income
   (loss): (1), (2)
   Net investment income........       12       (16)     (164)       --            --              35          --            --
   Net investment gains
    (losses)....................       --         --        --       --            --              --          --            --
   Net derivative gains
    (losses)....................       --         --        --       --            --              --   (507,571)   (1,085,812)
   Policyholder benefits and
    claims......................       --         --        --       --            --              --      28,895        72,507
  OCI...........................      169        (4)       163       --            --              --     (2,565)       259,765
Purchases (3)...................       --      6,501        --    4,000            --           4,994      19,056            --
Sales (3).......................       --      (701)        --       --            --        (40,000)    (43,500)            --
Settlements (3).................       --         --        --       --            --              --   (152,776)     (714,602)
Transfers into
 Level 3 (4)....................       --         --        --       --            --              --          --            --
Transfers out of
 Level 3 (4)....................       --    (5,429)        --       --            --              --          --            --
                                 --------  --------- --------- --------     ---------       ---------  ----------  ------------
Balance, December 31,........... $  2,714  $  15,465 $  41,723 $  4,000     $      --       $   4,996  $  185,601  $(8,501,238)
                                 ========  ========= ========= ========     =========       =========  ==========  ============
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income......... $     11  $       9 $   (163) $     --     $      --       $       2  $       --  $         --
  Net investment gains
   (losses)..................... $     --  $      -- $      -- $     --     $      --       $      --  $       --  $         --
  Net derivative gains
   (losses)..................... $     --  $      -- $      -- $     --     $      --       $      --  $(498,377)  $(1,139,890)
  Policyholder benefits and
   claims....................... $     --  $      -- $      -- $     --     $      --       $      --  $   28,895  $     75,146

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

                                            FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  ------------------------------------------------------------------------------------------
                                      FIXED MATURITY SECURITIES:     EQUITY SECURITIES:
                                  ---------------------------------- ------------------
                                   FOREIGN    U.S.                     NON-REDEEMABLE   SHORT-TERM   EQUITY    NET EMBEDDED
                                  CORPORATE CORPORATE   CMBS    ABS   PREFERRED STOCK   INVESTMENTS  MARKET   DERIVATIVES (6)
                                  --------- --------- -------  ----- ------------------ ----------- --------  ---------------
                                                                        (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..............  $2,673    $10,430  $    --  $  --    $      2,835     $  49,980  $124,720    $(3,660,494)
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........      10          4     (104)    --              --            19        --             --
   Net investment gains
    (losses).....................      --          1       --     --            (292)           --        --             --
   Net derivative gains
    (losses).....................      --         --       --     --              --            --   563,864     (2,710,927)
   Policyholder benefits and
    claims.......................      --         --       --     --              --            --     7,131         70,390
  OCI............................    (150)      (511)     104     --             337            --       409       (120,058)
Purchases (3)....................      --         --   41,724     --              --        39,951   225,211             --
Sales (3)........................      --     (1,974)      --     --          (2,880)      (49,983)       --             --
Settlements (3)..................      --         --       --     --              --            --    (2,563)      (612,007)
Transfers into Level 3 (4).......      --      7,164       --     --              --            --        --             --
Transfers out of Level 3 (4).....      --         --       --     --              --            --   (74,710)            --
                                   ------    -------  -------  -----    ------------     ---------  --------    -----------
Balance, December 31,............  $2,533    $15,114  $41,724  $  --    $         --     $  39,967  $844,062    $(7,033,096)
                                   ======    =======  =======  =====    ============     =========  ========    ===========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
  Net investment income..........  $   10    $     4  $  (104) $  --    $         --     $      15  $     --    $        --
  Net investment gains (losses)..  $   --    $     1  $    --  $  --    $       (292)    $      --  $     --    $        --
  Net derivative gains (losses)..  $   --    $    --  $    --  $  --    $         --     $      --  $566,325    $ 2,735,936
  Policyholder benefits and
   claims........................  $   --    $    --  $    --  $  --    $         --     $      --  $  7,131    $   108,678

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and other comprehensive income
   (loss), are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


FAIR VALUE OF FINANCIAL INSTRUMENTS CARRIED AT OTHER THAN FAIR VALUE

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, the obligation to return cash collateral received (included in other liabilities on the balance sheets) and short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                 DECEMBER 31, 2013
                                             ---------------------------------------------------------
                                                             FAIR VALUE HIERARCHY
                                              CARRYING  -----------------------------  TOTAL ESTIMATED
                                               VALUE    LEVEL 1  LEVEL 2     LEVEL 3     FAIR VALUE
                                             ---------- ------- ---------- ----------  ---------------
                                                                  (IN THOUSANDS)
ASSETS
Premiums, reinsurance and other receivables. $  228,140  $  --  $  224,672 $ (161,249)   $   63,423
LIABILITIES
Debt -- affiliated.......................... $  575,118  $  --  $  592,278 $       --    $  592,278
Other liabilities........................... $    3,836  $  --  $    3,836 $       --    $    3,836

                                                                 DECEMBER 31, 2012
                                             ---------------------------------------------------------
                                                             FAIR VALUE HIERARCHY
                                              CARRYING  -----------------------------  TOTAL ESTIMATED
                                               VALUE    LEVEL 1  LEVEL 2     LEVEL 3     FAIR VALUE
                                             ---------- ------- ---------- ----------  ---------------
                                                                  (IN THOUSANDS)
ASSETS
Premiums, reinsurance and other receivables. $  304,411  $  --  $  275,479 $  174,126    $  449,605
LIABILITIES
Debt -- affiliated.......................... $   75,118  $  --  $   82,174 $       --    $   82,174
Other liabilities........................... $       72  $  --  $       72 $       --    $       72

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 PREMIUMS, REINSURANCE AND OTHER RECEIVABLES

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 DEBT -- AFFILIATED

    The estimated fair value of debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 OTHER LIABILITIES

   Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

8. DEBT -- AFFILIATED

  The table below presents information for the Company's long-term and short-term debt-affiliated outstanding at:

                                                             DECEMBER 31,
                                                         --------------------
                                  INTEREST RATE MATURITY    2013      2012
                                  ------------- -------- ---------- ---------
                                                            (IN THOUSANDS)
                                                         --------------------
   SHORT-TERM AND LONG-TERM DEBT
    Surplus note.................     6.798%      2014   $   75,118 $  75,118
    Senior notes.................     2.470%      2015      500,000        --
                                                         ---------- ---------
      Total debt-affiliated......                        $  575,118 $  75,118
                                                         ========== =========

  On October 15, 2013, the Company issued $500.0 million of guaranteed senior notes, Series A, to various affiliates, maturing in 2015 with an interest rate of 2.47%.

  On September 27, 2012, the Holding Company assumed $750.0 million of the Company's senior notes with interest rates of 6.440% and 5.330%, payable to an affiliate. In exchange for the assumption of senior notes, the

                       EXETER REASSURANCE COMPANY, LTD.

8. DEBT -- AFFILIATED (CONTINUED)

Company issued to the Holding Company 75,000 shares of Series A 7.69% non-cumulative perpetual preferred shares with a par value of $1 per share and a liquidity preference of $10,000 per share. The dividend is payable semi-annually. (See Note 9 for additional information on preferred stock).

  On December 19, 2012, the Holding Company assumed $1,250.0 million of the Company's senior notes with interest rates of 7.440%, 5.640% and 5.860%, payable to various affiliates. In exchange for the assumption of senior notes, the Company issued to the Holding Company 125,000 shares of Series A 7.75% non-cumulative perpetual preferred shares with a par value of $1 per share and a liquidity preference of $10,000 per share. The dividend is payable semi-annually. (See Note 9 for additional information on preferred stock).

  On July 15, 2011, the Company issued a $500.0 million guaranteed senior note, Series A, to various affiliates, maturing in 2021 with an interest rate of 5.64%.

  On December 16, 2011, the Company issued a $500.0 million guaranteed senior note, Series B, to various affiliates, maturing in 2021 with an interest rate of 5.86%.

  Interest expense related to the Company's indebtedness, included in other expenses, was $7.7 million, $112.6 million and $83.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 LETTERS OF CREDIT

   The Company had access to certain letter of credit agreements totaling $5,450.0 million in letter of credit capacity from various banks, either directly with the bank or indirectly through letters of credit available to the Holding Company for the benefit of the Company and certain other affiliates of the Holding Company. At December 31, 2013, the Company had $802.0 million in outstanding letters of credit. The letters of credit were used to collateralize assumed liabilities.

  Letters of credit outstanding as of December 31, 2013 were as follows:

                                                                USED BY    USED BY    REMAINING
BORROWER(S)                       EXPIRATION       CAPACITY   THE COMPANY AFFILIATES   UNUSED
----------------------------- ------------------ ------------ ----------- ---------- ------------
                                                        (IN THOUSANDS)
Exeter.......................  December 2027 (1) $    650,000 $  600,000  $       -- $     50,000
Holding Company and MetLife
  Funding, Inc............... September 2017 (1)    1,000,000         --      59,000      941,000
Holding Company and MetLife
  Funding, Inc...............        August 2016    3,000,000      2,000     130,789    2,867,211
Exeter, Holding Company &
  Missouri Reinsurance, Inc..          June 2016      500,000         --     490,000       10,000
Holding Company..............        August 2014      300,000    200,000     100,000           --
                                                 ------------ ----------  ---------- ------------
 Total.......................                    $  5,450,000 $  802,000  $  779,789 $  3,868,211
                                                 ============ ==========  ========== ============

--------

(1)The Holding Company is a guarantor under this agreement.

9. STOCKHOLDER'S EQUITY

  Effective October 1, 2013 in conjunction with the Company's redomestication to Delaware the stockholder's equity was restructured.

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)

  Information regarding the restructure was as follows at:

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------
            COMMON STOCK
            Shares authorized................ 13,875,000 14,125,000
            Shares issued.................... 13,466,000 13,466,000
            Shares outstanding............... 13,466,000 13,466,000
            Par value per share..............      $0.01      $1.00

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------
            PREFERRED STOCK
            Shares authorized................    250,000    200,000
            Shares issued....................    200,000    200,000
            Shares outstanding...............    200,000    200,000
            Par value per share..............      $0.01      $1.00
            Liquidation preference per share.    $10,000    $10,000

PREFERRED STOCK

  On September 27, 2012, the Company issued to the Holding Company 75,000 shares of 7.69% Series A non-cumulative perpetual preferred stock in exchange for the assumption of $750.0 million of the Company's senior notes. See Note 8.

  On December 19, 2012, the Company issued to the Holding Company 125,000 shares of 7.75% Series A non-cumulative perpetual preferred stock in exchange for the assumption of $1,250.0 million of the Company's senior notes. See Note 8.

EQUITY

  Under Delaware Law, the Company is required to maintain minimum capital of $250 thousand. The Company was in compliance with this requirement at December 31, 2013.

  Under the Law, the Company was required to maintain net worth of $240 thousand. The Company was in compliance with this requirement at September 30, 2013 (prior to redomestication to Delaware) and December 31, 2012.

  During the year ended December 31, 2013, the Company received no capital contributions from the Holding Company. The Company received capital contributions of $800.0 million and $673.0 million in cash from the Holding Company during the years ended December 31, 2012 and 2011.

  During the years ended December 31, 2013, 2012 and 2011, the Holding Company paid and contributed, on the Company's behalf, $26.8 million, $33.4 million and $30.9 million, respectively, in the form of letter of credit fees.

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)


DIVIDEND RESTRICTIONS

  Under the strategic business plan of the company approved by the Delaware Insurance commissioner (the "Commissioner"), the company may not declare or pay dividend in any form to its parent without the approval of the Commissioner and in no event shall the Commissioner grant such approval if the dividend would result in the insolvency or impairment of the Company.

  The company paid non-cumulative perpetual preferred stock dividend to the Holding company of $132.5 million during the year ended December 31, 2013. The Company did not pay a dividend to the Holding Company during the years ended December 31, 2012 and 2011.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                       UNREALIZED      FOREIGN
                                                    INVESTMENT GAINS  CURRENCY
                                                    (LOSSES), NET OF TRANSLATION
                                                    RELATED OFFSETS  ADJUSTMENT     TOTAL
                                                    ---------------- ----------- -----------
                                                                 (IN THOUSANDS)
Balance at December 31, 2010.......................   $     3,341    $    39,291 $    42,632
OCI before reclassifications.......................        39,974       (15,751)      24,223
Income tax expense (benefit).......................      (13,991)             --    (13,991)
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...        29,324         23,540      52,864
Amounts reclassified from AOCI.....................       (4,425)             --     (4,425)
Income tax expense (benefit).......................         1,549             --       1,549
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (2,876)             --     (2,876)
                                                      -----------    ----------- -----------
Balance at December 31, 2011.......................        26,448         23,540      49,988
OCI before reclassifications.......................        29,412         13,028      42,440
Income tax expense (benefit).......................      (10,294)             --    (10,294)
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...        45,566         36,568      82,134
Amounts reclassified from AOCI.....................       (4,395)             --     (4,395)
Income tax expense (benefit).......................         1,538             --       1,538
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (2,857)             --     (2,857)
                                                      -----------    ----------- -----------
Balance at December 31, 2012.......................        42,709         36,568      79,277
OCI before reclassifications.......................      (54,557)         26,548    (28,009)
Income tax expense (benefit).......................        19,094             --      19,094
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...         7,246         63,116      70,362
Amounts reclassified from AOCI.....................       (2,077)             --     (2,077)
Income tax expense (benefit).......................           727             --         727
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (1,350)             --     (1,350)
                                                      -----------    ----------- -----------
Balance at December 31, 2013.......................   $     5,896    $    63,116 $    69,012
                                                      ===========    =========== ===========

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                          STATEMENT OF OPERATIONS AND
AOCI COMPONENTS                                  AMOUNTS RECLASSIFIED FROM AOCI       COMPREHENSIVE INCOME (LOSS) LOCATION
------------------------------------------ ------------------------------------------ ------------------------------------
                                                    YEARS ENDED DECEMBER 31,
                                           ------------------------------------------
                                               2013          2012           2011
                                           ------------ -------------- --------------
                                                         (IN THOUSANDS)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses)............................... $      2,066 $        4,387 $        4,426 Other net investment gains (losses)
  Net unrealized investment gains
   (losses)...............................           11              8            (1) Net investment income
                                           ------------ -------------- --------------
   Net unrealized investment gains
    (losses), before income tax...........        2,077          4,395          4,425
   Income tax (expense) benefit...........        (727)        (1,538)        (1,549)
                                           ------------ -------------- --------------
   Net unrealized investment gains
    (losses), net income tax.............. $      1,350 $        2,857 $        2,876
                                           ============ ============== ==============
Total reclassification, net of income tax. $      1,350 $        2,857 $        2,876
                                           ============ ============== ==============

10. OTHER EXPENSES

  Information on other expenses was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                     2013       2012       2011
                                                  ---------- ---------- ----------
                                                           (IN THOUSANDS)
Commissions...................................... $   11,775 $   11,116 $    9,155
Volume-related costs.............................     26,816     33,524     30,929
Affiliated costs of reinsurance..................     72,517        297     12,073
Capitalization of DAC............................    (2,013)    (1,760)    (2,955)
Amortization of DAC..............................   (21,146)     43,204     31,527
Interest expense on debt and debt issuance costs.      7,714    112,646     83,296
Premium taxes, licenses & fees...................         25          9         34
Professional services............................        468        858         84
Other............................................      5,051      6,947      5,740
                                                  ---------- ---------- ----------
  Total other expenses........................... $  101,207 $  206,841 $  169,883
                                                  ========== ========== ==========

CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 2 for additional information on DAC including impacts of capitalization and amortization.

AFFILIATED EXPENSES

  Commissions, volume-related costs and capitalization and amortization of DAC include the impact of affiliated reinsurance transactions.

  See Notes 4 and 8 for a discussion of affiliated expenses included in the table above.

INTEREST EXPENSE ON DEBT

  See Note 8 for attribution of interest expense by debt issuance.

                       EXETER REASSURANCE COMPANY, LTD.

11. INCOME TAX

  The provision for income tax was as follows:

                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                               2013         2012         2011
                                            ---------- -------------- ----------
                                                       (IN THOUSANDS)
Current:
 Federal................................... $(267,685) $    (363,174) $  273,521
 Foreign...................................         50             50         --
                                            ---------- -------------- ----------
                                             (267,635)      (363,124)    273,521
Deferred:
 Federal...................................    631,850    (1,092,375)  (179,444)
                                            ---------- -------------- ----------
Provision for income tax expense (benefit). $  364,215 $  (1,455,499) $   94,077
                                            ========== ============== ==========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was follows:

                                                 YEARS ENDED DECEMBER 31,
                                            -----------------------------------
                                               2013         2012        2011
                                            ---------- -------------- ---------
                                                      (IN THOUSANDS)
Tax provision at U.S. statutory rate....... $  362,691 $  (1,455,439) $  94,077
Tax effect of:
Other......................................      1,464             --        --
Tax exempt investment income...............         --           (60)        --
Prior year tax.............................         60             --        --
                                            ---------- -------------- ---------
Provision for income tax expense (benefit). $  364,215 $  (1,455,499) $  94,077
                                            ========== ============== =========

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                       DECEMBER 31,
                                                 -------------------------
                                                     2013         2012
                                                 ------------ ------------
                                                      (IN THOUSANDS)
      Deferred income tax assets:
       Benefit, reinsurance and other reserves.. $    726,167 $  2,752,083
       Investments, including derivatives.......      821,544           --
       Net operating loss.......................       67,235           --
       Tax credits..............................          113           --
       Other....................................           --          753
                                                 ------------ ------------
                                                    1,615,059    2,752,836
                                                 ------------ ------------
      Deferred income tax liabilities:
       Net unrealized investment gains..........        3,176       22,997
       DAC......................................       35,280       33,288
       Investments, including derivatives.......           --      429,480
       Other....................................       47,139           --
                                                 ------------ ------------
                                                       85,595      485,765
                                                 ------------ ------------
      Net deferred income tax asset (liability). $  1,529,464 $  2,267,071
                                                 ============ ============

                       EXETER REASSURANCE COMPANY, LTD.

11. INCOME TAX (CONTINUED)


  Domestic net operating carryforwards of $192,099 thousand at December 31, 2013 will expire beginning in 2028. Tax credit carryforwards of $113 thousand at December 31, 2013 will expire beginning in 2022.

  The lack of a valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will be realizable. In 2013, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize gross deferred tax assets. Accordingly, the Company has not recorded a valuation allowance against its gross deferred tax assets. The Company has determined that a valuation allowance against its deferred tax assets is not appropriate as of the year ended December 31, 2012.

  Prior to October 1, 2013, the Company was registered as an exempted company pursuant to the Companies Law of the Cayman Islands. No local income, profits or capital gains taxes are levied in the Cayman Islands at the current time. As a result, no provision for such taxes is recorded by the Company.

  Prior to the re-domestication, the Company made an election to be treated as an U.S. Domestic entity under Internal Revenue Code Section ("Sec.") 953(d). The election under Sec. 953(d) is valid through December 31, 2013. The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provision of the Code. Pursuant to this tax sharing agreement, the amount due from the Holding Company was $196.6 million and $261.7 million at December 31, 2013 and 2012, respectively.

  The Company files income tax returns with the U.S. federal government and is under continuous examination by the Internal Revenue Service. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2003, with the exception of the period October 31, 2000 through December 31, 2000. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014. It is not expected to have a material impact on the financial statements. As of December 31, 2013, the Company had no liability for unrecognized tax benefits.

12. CONTINGENCIES AND COMMITMENTS

  There is no pending or threatened litigation, claim or assessment against the Company that would constitute a material loss contingency.

  Various litigation, claims or assessments against the Company may arise in the ordinary course of the Company's business. Liabilities for litigations, claims or assessments are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company regularly reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Based on information currently known by the Company's management, in its opinion, there are no current legal proceedings, likely to have such an effect. However, it is possible that an adverse outcome in a litigation matter, should such a litigation matter arise in the future, could have a material effect on the Company's net income or cash flows.

                       EXETER REASSURANCE COMPANY, LTD.

13. OTHER RELATED PARTY TRANSACTIONS

  The Company had net payables to affiliates of $593 thousand and $877 thousand at December 31, 2013 and 2012, respectively. These payables exclude affiliated reinsurance balances discussed in Note 4 and affiliated debt balances discussed in Note 8.

  See Note 5 for additional related party transactions.

14. SUBSEQUENT EVENTS

  The Company has evaluated events subsequent to December 31, 2013, and through April 2, 2014, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

MetLife Investors Insurance Company

Financial Statements

As of December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012 and 2011 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

We have audited the accompanying financial statements of MetLife Investors Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended
December 31, 2013, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
March 31, 2014

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                       2013        2012
                                                                                    ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $2,200 and $2,178, respectively).......................................... $     2,250 $     2,320
 Equity securities available-for-sale, at estimated fair value (cost: $46 and $48,
   respectively)...................................................................          45          45
 Mortgage loans (net of valuation allowances of $1 and $2, respectively)...........         286         284
 Policy loans......................................................................          27          27
 Other limited partnership interests...............................................          32          23
 Short-term investments, at estimated fair value...................................          75         139
 Other invested assets.............................................................          68          93
                                                                                    ----------- -----------
   Total investments...............................................................       2,783       2,931
Cash and cash equivalents..........................................................          24          27
Accrued investment income..........................................................          26          28
Premiums, reinsurance and other receivables........................................       1,829       2,485
Deferred policy acquisition costs and value of business acquired...................         291         148
Current income tax recoverable.....................................................           9           9
Other assets.......................................................................         110         115
Separate account assets............................................................      12,033      11,072
                                                                                    ----------- -----------
   Total assets.................................................................... $    17,105 $    16,815
                                                                                    =========== ===========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................. $       501 $       482
Policyholder account balances......................................................       2,748       3,077
Other policy-related balances......................................................         102         102
Payables for collateral under securities loaned and other transactions.............         266         238
Deferred income tax liability......................................................         192         326
Other liabilities..................................................................          94          78
Separate account liabilities.......................................................      12,033      11,072
                                                                                    ----------- -----------
   Total liabilities...............................................................      15,936      15,375
                                                                                    ----------- -----------
Contingencies, Commitments and Guarantees (Note 11)
Stockholder's Equity
 Common stock, par value $2 per share; 5,000,000 shares authorized;
   2,899,446 shares issued and outstanding.........................................           6           6
 Additional paid-in capital........................................................         636         636
 Retained earnings.................................................................         504         722
 Accumulated other comprehensive income (loss).....................................          23          76
                                                                                    ----------- -----------
   Total stockholder's equity......................................................       1,169       1,440
                                                                                    ----------- -----------
   Total liabilities and stockholder's equity...................................... $    17,105 $    16,815
                                                                                    =========== ===========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013      2012     2011
                                                                  ---------- -------- --------
Revenues
Premiums......................................................... $       29 $     11 $      7
Universal life and investment-type product policy fees...........        202      198      204
Net investment income............................................        114      113      114
Fees on ceded reinsurance and other..............................         90       93      104
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity securities..         --      (2)       --
  Other net investment gains (losses)............................          1      (2)      (5)
                                                                  ---------- -------- --------
   Total net investment gains (losses)...........................          1      (4)      (5)
  Net derivative gains (losses)..................................      (442)      329      326
                                                                  ---------- -------- --------
     Total revenues..............................................        (6)      740      750
                                                                  ---------- -------- --------
Expenses
Policyholder benefits and claims.................................         48      100       59
Interest credited to policyholder account balances...............        113      118      127
Other expenses...................................................       (11)      229      259
                                                                  ---------- -------- --------
     Total expenses..............................................        150      447      445
                                                                  ---------- -------- --------
Income (loss) before provision for income tax....................      (156)      293      305
Provision for income tax expense (benefit).......................       (67)       94       90
                                                                  ---------- -------- --------
Net income (loss)................................................ $     (89) $    199 $    215
                                                                  ========== ======== ========


              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                         2013      2012     2011
                                                                      ---------- -------- --------
Net income (loss).................................................... $     (89) $    199 $    215
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........       (80)       64       23
 Unrealized gains (losses) on derivatives............................        (2)      (1)       --
                                                                      ---------- -------- --------
Other comprehensive income (loss), before income tax.................       (82)       63       23
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................         29     (22)      (8)
                                                                      ---------- -------- --------
Other comprehensive income (loss), net of income tax.................       (53)       41       15
                                                                      ---------- -------- --------
Comprehensive income (loss).......................................... $    (142) $    240 $    230
                                                                      ========== ======== ========



              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      Statements of Stockholder's Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    Accumulated Other
                                                                                      Comprehensive
                                                                                      Income (Loss)
                                                                                  ----------------------
                                                                                     Net
                                                                                  Unrealized
                                                              Additional          Investment Other-Than-     Total
                                                       Common  Paid-in   Retained   Gains     Temporary  Stockholder's
                                                       Stock   Capital   Earnings  (Losses)  Impairments    Equity
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2010..........................     $6       $636   $  326      $  24        $(4)        $  988
Net income (loss).....................................                        215                                  215
Other comprehensive income (loss), net of income tax..                                    16         (1)            15
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2011..........................      6        636      541         40         (5)         1,218
Dividend on common stock..............................                       (18)                                 (18)
Net income (loss).....................................                        199                                  199
Other comprehensive income (loss), net of income tax..                                    39           2            41
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2012..........................      6        636      722         79         (3)         1,440
Dividend on common stock..............................                      (129)                                (129)
Net income (loss).....................................                       (89)                                 (89)
Other comprehensive income (loss), net of income tax..                                  (54)           1          (53)
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2013..........................     $6       $636   $  504      $  25        $(2)        $1,169
                                                       ====== ========== ======== ========== =========== =============


              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                      2013        2012        2011
                                                   ---------- ------------ ----------
Cash flows from operating activities
Net income (loss)................................. $     (89) $        199 $      215
Adjustments to reconcile net income (loss) to net
 cash provided by (used in) operating activities:
 Depreciation and amortization expenses...........          2            2          2
 Amortization of premiums and accretion of
   discounts associated with investments, net.....          3          (3)        (5)
 (Gains) losses on investments and derivatives,
   net............................................        437        (321)      (329)
 (Income) loss from equity method investments,
   net of dividends or distributions..............        (4)          (1)         --
 Interest credited to policyholder account
   balances.......................................        113          118        127
 Universal life and investment-type product
   policy fees....................................      (202)        (198)      (204)
 Change in accrued investment income..............          2            1        (4)
 Change in premiums, reinsurance and other
   receivables....................................         71           74        (6)
 Change in deferred policy acquisition costs and
   value of business acquired, net................      (135)          130        139
 Change in income tax.............................      (105)           68         91
 Change in other assets...........................        194          193        200
 Change in insurance-related liabilities and
   policy-related balances........................         19           94         34
 Change in other liabilities......................         10         (12)         14
                                                   ---------- ------------ ----------
Net cash provided by operating activities.........        316          344        274
                                                   ---------- ------------ ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities........................        794          909        696
 Equity securities................................          2            6          5
 Mortgage loans...................................         47           13          3
 Other limited partnership interests..............          1            1          4
Purchases of:
 Fixed maturity securities........................      (808)        (958)      (840)
 Equity securities................................         --         (13)       (13)
 Mortgage loans...................................       (49)         (72)       (98)
 Other limited partnership interests..............        (5)         (15)        (2)
Cash received in connection with freestanding
 derivatives......................................          1            5          1
Cash paid in connection with freestanding
 derivatives......................................       (12)          (1)         --
Issuances of loans to affiliates..................         --           --       (45)
Net change in policy loans........................        (1)          (1)          1
Net change in short-term investments..............         64         (70)       (12)
                                                   ---------- ------------ ----------
Net cash provided by (used in) investing
 activities.......................................         34        (196)      (300)
                                                   ---------- ------------ ----------
Cash flows from financing activities
Policyholder account balances:
 Deposits.........................................        632        1,077        725
 Withdrawals......................................      (882)      (1,155)      (732)
Net change in payables for collateral under
 securities loaned and other transactions.........         28         (87)         46
Dividend on common stock..........................      (129)         (18)         --
Other, net........................................        (2)           18         --
                                                   ---------- ------------ ----------
Net cash provided by (used in) financing
 activities.......................................      (353)        (165)         39
                                                   ---------- ------------ ----------
Change in cash and cash equivalents...............        (3)         (17)         13
Cash and cash equivalents, beginning of year......         27           44         31
                                                   ---------- ------------ ----------
Cash and cash equivalents, end of year............ $       24 $         27 $       44
                                                   ========== ============ ==========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
 Income tax....................................... $       34 $         27 $      (1)
                                                   ========== ============ ==========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company markets, administers and insures a broad range of term life, universal life and variable and fixed annuity products to individuals. The Company is licensed to conduct business in 49 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged consist of MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA") and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    .  investments are directed by the contractholder; and

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              2
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     3
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            4
--------------------------------------------------------------------------------------------------------
Investments                                                                                            5
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            6
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                             7
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            10
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              11

Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims and unearned revenue liabilities.

    The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to deferred policy acquisition costs ("DAC") as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 3 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing the DAC related to the

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 underlying reinsured contracts. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded premiums, reinsurance and other receivables are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in fees on ceded reinsurance and other. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as fees on ceded reinsurance and other or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through fees on ceded reinsurance and other or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses).

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and other limited partnership interests ("investees") when it has

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Freestanding derivatives with positive estimated fair values are described in "--Derivatives" below.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability)--in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the reporting unit.

   The Company applies significant judgment when determining the estimated fair value of its reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   In 2013, the Company performed its annual goodwill impairment test using the market multiple valuation approach. The analysis results indicated that the fair value of the reporting unit was in excess of its carrying value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. The Company has no accumulated goodwill impairment as of December 31, 2013. Goodwill was $33 million at both December 31, 2013 and 2012.

 Income Tax

   The Company joined with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $15 million and $14 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $8 million and $6 million at December 31, 2013 and 2012, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2013, 2012 and 2011.

  Fees on Ceded Reinsurance and Other

    Fees on ceded reinsurance and other primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements. Such fees are recognized in the period in which services are performed.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate. Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 8.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance


Insurance Liabilities

  Future policy benefits are measured as follows:

   Product Type:                      Measurement Assumptions:
   -------------------------------------------------------------------------
   Nonparticipating life              Aggregate of the present value of
                                      expected future benefit payments and
                                      related expenses less the present
                                      value of expected future net
                                      premiums. Assumptions as to mortality
                                      and persistency are based upon the
                                      Company's experience when the basis
                                      of the liability is established.
                                      Interest rate assumptions for the
                                      aggregate future policy benefit
                                      liabilities are 5%.
   -------------------------------------------------------------------------
   Traditional fixed annuities after  Present value of expected future
   annuitization                      payments. Interest rate assumptions
                                      used in establishing such liabilities
                                      range from 3% to 8%.
   -------------------------------------------------------------------------

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

    Guarantee:                                 Measurement Assumptions:
    ------------------------------------------------------------------------
    GMDBs  .  A return of purchase payment  .  Present value of expected
              upon death even if the           death benefits in excess of
              account value is reduced to      the projected account
              zero.                            balance recognizing the
                                               excess ratably over the
                                               accumulation period based on
                                               the present value of total
                                               expected assessments.

           .  An enhanced death benefit     .  Assumptions are consistent
              may be available for an          with those used for
              additional fee.                  amortizing DAC, and are thus
                                               subject to the same
                                               variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the
                                               historical experience of the
                                               appropriate underlying
                                               equity index, such as the
                                               Standard & Poor's Ratings
                                               Services ("S&P") 500 Index.

                                            .  Benefit assumptions are
                                               based on the average
                                               benefits payable over a
                                               range of scenarios.
    ------------------------------------------------------------------------
    GMIBs  .  After a specified period of   .  Present value of expected
              time determined at the time      income benefits in excess of
              of issuance of the variable      the projected account
              annuity contract, a minimum      balance at any future date
              accumulation of purchase         of annuitization and
              payments, even if the            recognizing the excess
              account value is reduced to      ratably over the
              zero, that can be annuitized     accumulation period based on
              to receive a monthly income      present value of total
              stream that is not less than     expected assessments.
              a specified amount.
           .  Certain contracts also        .  Assumptions are consistent
              provide for a guaranteed         with those used for
              lump sum return of purchase      estimating GMDB liabilities.
              premium in lieu of the
              annuitization benefit.

                                            .  Calculation incorporates an
                                               assumption for the
                                               percentage of the potential
                                               annuitizations that may be
                                               elected by the
                                               contractholder.
    ------------------------------------------------------------------------
    GMWBs  .  A return of purchase payment  .  Expected value of the life
              via partial withdrawals,         contingent payments and
              even if the account value is     expected assessments using
              reduced to zero, provided        assumptions consistent with
              that cumulative withdrawals      those used for estimating
              in a contract year do not        the GMDB liabilities.
              exceed a certain limit.

           .  Certain contracts include
              guaranteed withdrawals that
              are life contingent.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity contracts was as follows:

                                            Annuity Contracts
                                            ----------------
                                             GMDBs    GMIBs    Total
                                            -------  -------- --------
                                                  (In millions)
           Direct
           Balance at January 1, 2011...... $    32  $     88 $    120
           Incurred guaranteed benefits....      17        31       48
           Paid guaranteed benefits........     (7)        --      (7)
                                            -------  -------- --------
           Balance at December 31, 2011....      42       119      161
           Incurred guaranteed benefits....      10        98      108
           Paid guaranteed benefits........     (9)        --      (9)
                                            -------  -------- --------
           Balance at December 31, 2012....      43       217      260
           Incurred guaranteed benefits....      11         1       12
           Paid guaranteed benefits........     (5)        --      (5)
                                            -------  -------- --------
           Balance at December 31, 2013.... $    49  $    218 $    267
                                            =======  ======== ========
           Ceded
           Balance at January 1, 2011...... $    32  $     30 $     62
           Incurred guaranteed benefits....      17        11       28
           Paid guaranteed benefits........     (7)        --      (7)
                                            -------  -------- --------
           Balance at December 31, 2011....      42        41       83
           Incurred guaranteed benefits....      10        34       44
           Paid guaranteed benefits........     (9)        --      (9)
                                            -------  -------- --------
           Balance at December 31, 2012....      43        75      118
           Incurred guaranteed benefits....      11         1       12
           Paid guaranteed benefits........     (5)        --      (5)
                                            -------  -------- --------
           Balance at December 31, 2013.... $    49  $     76 $    125
                                            =======  ======== ========
           Net
           Balance at January 1, 2011...... $    --  $     58 $     58
           Incurred guaranteed benefits....      --        20       20
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2011....      --        78       78
           Incurred guaranteed benefits....      --        64       64
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2012....      --       142      142
           Incurred guaranteed benefits....      --        --       --
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2013.... $    --  $    142 $    142
                                            =======  ======== ========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Balanced........ $   7,255 $   6,507
                      Equity..........     4,086     3,816
                      Bond............       551       588
                      Money Market....        98       118
                                       --------- ---------
                       Total.......... $  11,990 $  11,029
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

    Information regarding the types of guarantees relating to annuity contracts was as follows at:

                                                                 December 31,
                                           ---------------------------------------------------------
                                                       2013                         2012
                                           ---------------------------- ----------------------------
                                               In the          At           In the          At
                                           Event of Death Annuitization Event of Death Annuitization
                                           -------------- ------------- -------------- -------------
                                                                 (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value..............  $    13,348    $     8,712   $    12,309    $     7,963
Separate account value....................  $    12,841    $     8,470   $    11,797    $     7,715
Net amount at risk........................  $       327    $       116   $       594    $       554
Average attained age of contractholders...     67 years       66 years      66 years       65 years

--------

(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


Obligations Under Funding Agreements

  MLIIC is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                              December 31,
                                              -------------
                                              2013   2012
                                              -----  -----
                                              (In millions)
                       FHLB of Des Moines.... $  26  $  28

  The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                     Liability        Collateral
                                   ------------- ---------------------
                                              December 31,
                                   -----------------------------------
                                    2013   2012     2013       2012
                                   ------ ------ ---------- ----------
                                              (In millions)
         FHLB of Des Moines (1)... $  405 $  405 $  477 (2) $  604 (2)

--------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $12.0 billion and $11.1 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These assumptions primarily relate to investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013     2012    2011
                                                                      ------  ------  ------
                                                                        (In millions)
DAC
Balance at January 1,............................................... $   97   $  220  $  352
Capitalizations.....................................................      6       19      34
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses)...    122     (96)    (84)
  Other expenses....................................................   (27)     (38)    (76)
                                                                      ------  ------  ------
   Total amortization...............................................     95    (134)   (160)
                                                                      ------  ------  ------
Unrealized investment gains (losses)................................      8      (8)     (6)
Other (1)...........................................................     38       --      --
                                                                      ------  ------  ------
Balance at December 31,.............................................    244       97     220
                                                                      ------  ------  ------
VOBA
Balance at January 1,...............................................     51       66      79
  Total amortization related to other expenses......................    (6)     (14)    (12)
Unrealized investment gains (losses)................................      2      (1)     (1)
                                                                      ------  ------  ------
Balance at December 31,.............................................     47       51      66
                                                                      ------  ------  ------
Total DAC and VOBA
Balance at December 31,............................................. $  291   $  148  $  286
                                                                      ======  ======  ======

--------

(1)The year ended December 31, 2013 includes $38 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding other policy-related intangibles was as follows:

                                             Years Ended December 31,
                                             ------------------------
                                             2013     2012    2011
                                              -----    -----   -----
                                               (In millions)
                 Deferred Sales Inducements
                 Balance at January 1,...... $  65    $  71   $  84
                 Capitalization.............    --        1       3
                 Amortization...............   (2)      (7)    (16)
                                              -----    -----   -----
                 Balance at December 31,.... $  63    $  65   $  71
                                              =====    =====   =====

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                     VOBA
                                                 -------------
                                                 (In millions)
                  2014.......................... $          12
                  2015.......................... $          10
                  2016.......................... $           9
                  2017.......................... $           6
                  2018.......................... $           6

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)

derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company had $6 million and $8 million of unsecured unaffiliated ceded reinsurance recoverable balances at December 31, 2013 and 2012, respectively. Of these totals, 100% were with the Company's five largest unaffiliated ceded reinsurers at both December 31, 2013 and 2012.

  The amounts in the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Premiums
  Direct premiums................................................ $    30  $    12 $     8
  Reinsurance ceded..............................................     (1)      (1)     (1)
                                                                  -------  ------- -------
   Net premiums.................................................. $    29  $    11 $     7
                                                                  =======  ======= =======
Universal life and investment-type product policy fees
  Direct universal life and investment-type product policy fees.. $   244  $   237 $   240
  Reinsurance ceded..............................................    (42)     (39)    (36)
                                                                  -------  ------- -------
   Net universal life and investment-type product policy fees.... $   202  $   198 $   204
                                                                  =======  ======= =======
Fees on ceded reinsurance and other
  Direct fees on ceded reinsurance and other..................... $    25  $    25 $    26
  Reinsurance ceded..............................................      65       68      78
                                                                  -------  ------- -------
   Net fees on ceded reinsurance and other....................... $    90  $    93 $   104
                                                                  =======  ======= =======
Policyholder benefits and claims
  Direct policyholder benefits and claims........................ $    61  $   144 $    92
  Reinsurance ceded..............................................    (13)     (44)    (33)
                                                                  -------  ------- -------
   Net policyholder benefits and claims.......................... $    48  $   100 $    59
                                                                  =======  ======= =======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)


  The amounts in the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                         December 31,
                                       -------------------------------------------------
                                                 2013                     2012
                                       ------------------------ ------------------------
                                                        Total                    Total
                                                       Balance                  Balance
                                       Direct  Ceded    Sheet   Direct  Ceded    Sheet
                                       ------ -------- -------- ------ -------- --------
                                                         (In millions)
Assets
Premiums, reinsurance and other
  receivables......................... $   26 $  1,803 $  1,829 $   26 $  2,459 $  2,485
Deferred policy acquisition costs and
  value of business acquired..........    311     (20)      291    207     (59)      148
                                       ------ -------- -------- ------ -------- --------
 Total assets......................... $  337 $  1,783 $  2,120 $  233 $  2,400 $  2,633
                                       ====== ======== ======== ====== ======== ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Deposit assets and deposit liabilities, if any, are the result of affiliated reinsurance transactions. See " Related Party Reinsurance Transactions."

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company, General American Life Insurance Company, Exeter and MICC, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the statements of operations was as follows:

                                                        Years Ended December 31,
                                                        -----------------------
                                                         2013     2012    2011
                                                        -------  ------- -------
                                                             (In millions)
Premiums
Reinsurance ceded...................................... $    --  $   (1) $    --
Universal life and investment-type product policy fees
Reinsurance ceded...................................... $  (41)  $  (39) $  (35)
Fees on ceded reinsurance and other
Reinsurance ceded...................................... $    65  $    68 $    78
Policyholder benefits and claims
Reinsurance ceded...................................... $  (13)  $  (44) $  (31)

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)


  Information regarding the significant effects of ceded affiliated reinsurance included in the balance sheets was as follows at:

                                                                       December 31,
                                                                     -----------------
                                                                       2013     2012
                                                                     -------- --------
                                                                       (In millions)
Assets
Premiums, reinsurance and other receivables......................... $  1,798 $  2,451
Deferred policy acquisition costs and value of business acquired....     (20)     (59)
                                                                     -------- --------
  Total assets...................................................... $  1,778 $  2,392
                                                                     ======== ========

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $376 million and $959 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($639) million, $190 million and $380 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. The Company had $1.3 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.3 billion and $1.4 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                                December 31, 2013                          December 31, 2012
                                    ------------------------------------------ ------------------------------------------
                                                 Gross Unrealized                           Gross Unrealized
                                     Cost or  ---------------------- Estimated  Cost or  ---------------------- Estimated
                                    Amortized       Temporary  OTTI    Fair    Amortized       Temporary  OTTI    Fair
                                      Cost    Gains  Losses   Losses   Value     Cost    Gains  Losses   Losses   Value
                                    --------- ----- --------- ------ --------- --------- ----- --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate.....................  $   825  $ 55    $  8     $ --   $   872   $   913  $  87   $  1     $ --   $   999
U.S. Treasury and agency...........      469     2      14       --       457       391      6     --       --       397
RMBS...............................      312    12       7        5       312       286     21      4        6       297
CMBS...............................      293     8       4       --       297       302     17     --       --       319
Foreign corporate..................      223     9       3       --       229       209     14      1       --       222
ABS................................       51     2      --       --        53        51      4      1       --        54
State and political subdivision....       17     2      --       --        19        17      3     --       --        20
Foreign government.................       10     1      --       --        11         9      3     --       --        12
                                     -------  ----    ----     ----   -------   -------  -----   ----     ----   -------
 Total fixed maturity securities...  $ 2,200  $ 91    $ 36     $  5   $ 2,250   $ 2,178  $ 155   $  7     $  6   $ 2,320
                                     =======  ====    ====     ====   =======   =======  =====   ====     ====   =======
Equity securities
Common stock.......................  $    26  $ --    $ --     $ --   $    26   $    28  $  --   $ --     $ --   $    28
Non-redeemable preferred stock.....       20    --       1       --        19        20     --      3       --        17
                                     -------  ----    ----     ----   -------   -------  -----   ----     ----   -------
 Total equity securities...........  $    46  $ --    $  1     $ --   $    45   $    48  $  --   $  3     $ --   $    45
                                     =======  ====    ====     ====   =======   =======  =====   ====     ====   =======

   The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million with unrealized gains (losses) of less than $1 million at both December 31, 2013 and 2012.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                            December 31,
                                              -----------------------------------------
                                                      2013                 2012
                                              -------------------- --------------------
                                              Amortized Estimated  Amortized Estimated
                                                Cost    Fair Value   Cost    Fair Value
                                              --------- ---------- --------- ----------
                                                            (In millions)
Due in one year or less...................... $    240   $    242  $    306   $    308
Due after one year through five years........      487        512       446        476
Due after five years through ten years.......      566        595       588        657
Due after ten years..........................      251        239       199        209
                                              --------   --------  --------   --------
  Subtotal...................................    1,544      1,588     1,539      1,650
Structured securities (RMBS, CMBS and ABS)...      656        662       639        670
                                              --------   --------  --------   --------
  Total fixed maturity securities............ $  2,200   $  2,250  $  2,178   $  2,320
                                              ========   ========  ========   ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $   84     $   7      $  13     $   1      $  20      $  1      $   9     $  --
U.S. Treasury and agency.........     169        14         --        --         60        --         --        --
RMBS.............................      84         4         34         8         --        --         49        10
CMBS.............................      73         4         --        --          4        --         15        --
Foreign corporate................      27         2          7         1          2        --          7         1
ABS..............................       7        --          5        --         --        --          5         1
Foreign government...............       1        --          1        --          1        --         --        --
                                   ------     -----      -----     -----      -----      ----      -----     -----
Total fixed maturity securities..  $  445     $  31      $  60     $  10      $  87      $  1      $  85     $  12
                                   ======     =====      =====     =====      =====      ====      =====     =====
Equity securities
Non-redeemable preferred
 stock...........................  $   --     $  --      $  18     $   1      $  --      $ --      $  17     $   3
                                   ------     -----      -----     -----      -----      ----      -----     -----
Total number of securities in an
 unrealized loss position........      87                   18                   18                   22
                                   ======                =====                =====                =====

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $28 million during the year ended December 31, 2013 from $13 million to $41 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $5 million of the total $41 million of gross unrealized losses were from one below investment grade fixed maturity security with an unrealized loss position of 20% or more of amortized cost for six months or greater. Unrealized losses on the below investment grade fixed maturity security are related to non-agency RMBS (alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $2 million during the year ended December 31, 2013 from $3 million to $1 million. None of the $1 million of gross unrealized losses were from equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                  December 31,
                                 ---------------------------------------------
                                           2013                   2012
                                 -----------------------  --------------------
                                   Carrying                 Carrying     % of
                                     Value     % of Total     Value      Total
                                 ------------- ---------- ------------- ------
                                 (In millions)            (In millions)
Mortgage loans:
  Commercial....................    $  246        86.0 %     $  238      83.8 %
  Agricultural..................        41         14.3          48       16.9
                                    ------       ------      ------     ------
   Subtotal (1).................       287        100.3         286      100.7
  Valuation allowances..........       (1)        (0.3)         (2)      (0.7)
                                    ------       ------      ------     ------
   Total mortgage loans, net....    $  286       100.0 %     $  284     100.0 %
                                    ======       ======      ======     ======

--------

(1)The Company did not purchase any mortgage loans during the year ended December 31, 2013. In 2012, the Company purchased $48 million of mortgage loans, of which $38 million were purchased at estimated fair value from an affiliate, MetLife Bank, National Association.

 Mortgage Loans and Valuation Allowance by Portfolio Segment

   All commercial and agricultural mortgage loans held at both December 31, 2013 and 2012 were evaluated collectively for credit losses. The valuation allowances maintained at both December 31, 2013 and 2012 were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowance for agricultural mortgage loans was less than $1 million at both December 31, 2013 and 2012.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                         Commercial Agricultural Total
                                         ---------- ------------ ------
                                                 (In millions)
        Balance at January 1, 2011......   $    1     $    --    $    1
        Provision (release).............        1          --         1
                                           ------     -------    ------
        Balance at December 31, 2011....        2          --         2
        Provision (release).............       --          --        --
                                           ------     -------    ------
        Balance at December 31, 2012....        2          --         2
        Provision (release).............      (1)          --       (1)
                                           ------     -------    ------
        Balance at December 31, 2013....   $    1     $    --    $    1
                                           ======     =======    ======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated    % of
                       > 1.20x 1.00x - 1.20x < 1.00x Total   Total   Fair Value    Total
                       ------- ------------- ------- ------ ------  ------------- ------
                                  (In millions)                     (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  193      $   9      $  15  $  217  88.2 %    $  228      88.4 %
65% to 75%............     19         --         10      29   11.8         30       11.6
                       ------      -----      -----  ------ ------     ------     ------
 Total................ $  212      $   9      $  25  $  246 100.0 %    $  258     100.0 %
                       ======      =====      =====  ====== ======     ======     ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  194      $  10      $   9  $  213  89.5 %    $  231      90.2 %
65% to 75%............     15         --         10      25   10.5         25        9.8
                       ------      -----      -----  ------ ------     ------     ------
 Total................ $  209      $  10      $  19  $  238 100.0 %    $  256     100.0 %
                       ======      =====      =====  ====== ======     ======     ======

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2013 and 2012 had loan-to-value ratios of less than 65%.

 Past Due, Interest Accrual Status and Impaired Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no mortgage loans past due and no mortgage loans in non-accrual status at both December 31, 2013 and 2012. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2013, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

   There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2013 and 2012.

Other Invested Assets

  Other invested assets is comprised of loans to affiliates (see " -- Related Party Investment Transactions") and freestanding derivatives with positive estimated fair values (see Note 6).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $17 million and $23 million at December 31, 2013 and 2012, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                                   Years Ended December 31,
                                                                                   ------------------------
                                                                                   2013     2012    2011
                                                                                    -----   ------   -----
                                                                                     (In millions)
Fixed maturity securities......................................................... $  55   $  148   $  88
Fixed maturity securities with noncredit OTTI losses in AOCI......................   (5)      (6)    (10)
                                                                                    -----   ------   -----
 Total fixed maturity securities..................................................    50      142      78
Equity securities.................................................................   (1)      (3)     (5)
Derivatives.......................................................................   (1)        1       2
Short-term investments............................................................   (1)      (1)     (1)
                                                                                    -----   ------   -----
 Subtotal.........................................................................    47      139      74
                                                                                    -----   ------   -----
Amounts allocated from:
 Insurance liability loss recognition.............................................    --       --     (7)
 DAC and VOBA related to noncredit OTTI losses recognized in AOCI.................     1        1       1
 DAC and VOBA.....................................................................  (14)     (24)    (15)
                                                                                    -----   ------   -----
   Subtotal.......................................................................  (13)     (23)    (21)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized
  in AOCI.........................................................................     2        2       4
Deferred income tax benefit (expense).............................................  (13)     (42)    (22)
                                                                                    -----   ------   -----
Net unrealized investment gains (losses).......................................... $  23   $   76   $  35
                                                                                    =====   ======   =====

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2013         2012
                                                         ----------  ----------
                                                            (In millions)
   Balance at January 1,............................... $      (6)   $     (10)
   Securities sold with previous noncredit OTTI loss...          1            3
   Subsequent changes in estimated fair value..........         --            1
                                                         ----------  ----------
   Balance at December 31,............................. $      (5)   $      (6)
                                                         ==========  ==========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                  2013     2012    2011
                                                                                 -------  -------  -----
                                                                                     (In millions)
Balance at January 1,........................................................... $    76  $    35  $  20
Fixed maturity securities on which noncredit OTTI losses have been recognized...       1        4    (2)
Unrealized investment gains (losses) during the year............................    (93)       61     39
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition...................................      --        7    (7)
  DAC and VOBA..................................................................      10      (9)    (7)
  Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...........................................................      --      (2)      1
  Deferred income tax benefit (expense).........................................      29     (20)    (9)
                                                                                 -------  -------  -----
Balance at December 31,......................................................... $    23  $    76  $  35
                                                                                 =======  =======  =====
Change in net unrealized investment gains (losses).............................. $  (53)  $    41  $  15
                                                                                 =======  =======  =====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2013   2012
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
       Amortized cost....................................... $  249 $  185
       Estimated fair value................................. $  241 $  191
     Cash collateral on deposit from counterparties (2)..... $  249 $  196
     Reinvestment portfolio -- estimated fair value......... $  247 $  196

-------------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Invested Assets on Deposit and Pledged as Collateral

    Invested assets on deposit and pledged as collateral are presented below at estimated fair value for fixed maturity securities at:

                                                                December 31,
                                                               ---------------
                                                                2013    2012
                                                               ------- -------
                                                                (In millions)
  Invested assets on deposit (regulatory deposits)............ $     7 $     4
  Invested assets pledged as collateral (1)...................     505     620
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $   512 $   624
                                                               ======= =======

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

    See "-- Securities Lending" for securities on loan.

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                      December 31,
                                                        -----------------------------------------
                                                                2013                 2012
                                                        -------------------- --------------------
                                                                   Maximum              Maximum
                                                        Carrying  Exposure   Carrying  Exposure
                                                         Amount  to Loss (1)  Amount  to Loss (1)
                                                        -------- ----------- -------- -----------
                                                                      (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS, and ABS) (2)......  $  662    $  662     $  670    $  670
  U.S. and foreign corporate...........................      21        21         23        23
Other limited partnership interests....................      19        20         14        15
Equity securities AFS:
  Non-redeemable preferred stock.......................      18        18         17        17
                                                         ------    ------     ------    ------
  Total................................................  $  720    $  721     $  724    $  725
                                                         ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity and equity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                         Years Ended December 31,
                                                         ------------------------
                                                          2013     2012    2011
                                                          ------  ------  ------
                                                            (In millions)
   Investment income:
     Fixed maturity securities.......................... $   94   $   98  $  104
     Equity securities..................................      1        1       2
     Mortgage loans.....................................     16       15      10
     Policy loans.......................................      2        2       2
     Other limited partnership interests................      4        1      --
     Cash, cash equivalents and short-term investments..      1       --      --
                                                          ------  ------  ------
      Subtotal..........................................    118      117     118
     Less: Investment expenses..........................      4        4       4
                                                          ------  ------  ------
          Net investment income......................... $  114   $  113  $  114
                                                          ======  ======  ======

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                             ------------------------
                                                                             2013     2012     2011
                                                                              -----   ------  ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized -- by industry:
   U.S. and foreign corporate securities -- by industry:
     Finance................................................................ $  --   $  (1)   $   --
     Utility................................................................    --      (1)       --
                                                                              -----   ------  ------
       Total U.S. and foreign corporate securities..........................    --      (2)       --
                                                                              -----   ------  ------
  OTTI losses on fixed maturity securities recognized in earnings...........    --      (2)       --
  Fixed maturity securities -- net gains (losses) on sales and disposals....     1      (2)      (5)
                                                                              -----   ------  ------
   Total gains (losses) on fixed maturity securities........................     1      (4)      (5)
                                                                              -----   ------  ------
       Total net investment gains (losses).................................. $   1   $  (4)   $  (5)
                                                                              =====   ======  ======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                      Years Ended December 31,
                                     ----------------------------------------------------------------
                                      2013     2012     2011   2013  2012  2011   2013   2012   2011
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
                                     Fixed Maturity Securities Equity Securities        Total
                                     ------------------------- ----------------- --------------------
                                                            (In millions)
Proceeds............................ $  417   $  576   $  318  $  -- $   1 $   5 $  417 $  577 $  323
                                      ======   ======  ======  ===== ===== ===== ====== ====== ======
Gross investment gains.............. $    3   $    2   $    3  $  -- $  -- $  -- $    3 $    2 $    3
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
Gross investment losses.............    (2)      (4)      (8)     --    --    --    (2)    (4)    (8)
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
Total OTTI losses:
  Credit-related....................     --      (1)       --     --    --    --     --    (1)     --
  Other (1).........................     --      (1)       --     --    --    --     --    (1)     --
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
   Total OTTI losses................     --      (2)       --     --    --    --     --    (2)     --
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
    Net investment gains (losses)... $    1   $  (4)   $  (5)  $  -- $  -- $  -- $    1 $  (4) $  (5)
                                      ======   ======  ======  ===== ===== ===== ====== ====== ======

--------

(1)Other OTTI losses recognized in earnings include impairments on fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                 Years Ended December 31,
                                                                 ------------------------
                                                                    2013         2012
                                                                  ----------  ----------
                                                                     (In millions)
Balance at January 1,........................................... $        2   $        3
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
   of securities previously impaired as credit loss OTTI........         --          (1)
                                                                  ----------  ----------
Balance at December 31,......................................... $        2   $        2
                                                                  ==========  ==========

 Related Party Investment Transactions

   The Company has an affiliated loan outstanding, which is included in other invested assets, totaling $45 million at both years ended December 31, 2013 and 2012. At December 31, 2011, the loan was outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan is due on July 15, 2021, and bears interest, payable semi-annually, at 5.64%. Net investment income from this loan was $3 million, $3 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $3 million for each of the years ended December 31, 2013, 2012 and 2011.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps and floors.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

   The Company purchases interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in non-qualifying hedging relationships.

   To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

 another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                           December 31,
                                                                      -----------------------------------------------------------
                                                                                 2013                          2012
                                                                      ----------------------------- -----------------------------
                                                                               Estimated Fair Value          Estimated Fair Value
                                                                               --------------------          --------------------
                                                                      Notional                      Notional
                                    Primary Underlying Risk Exposure   Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                    --------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                                           (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
 Interest rate swaps............... Interest rate.................... $     10 $  --      $  --     $     12 $  --      $  --
Cash flow hedges:
 Foreign currency swaps............ Foreign currency exchange rate...       30     2          3           27     2          1
                                                                      -------- -----      -----     -------- -----      -----
    Total qualifying hedges......................................           40     2          3           39     2          1
                                                                      -------- -----      -----     -------- -----      -----
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps................ Interest rate....................      741    12         22          741     9          6
Interest rate floors............... Interest rate....................    2,040     9          4        2,040    36         17
Foreign currency swaps............. Foreign currency exchange rate...       37    --          5           23    --          1
Credit default swaps--purchased.... Credit...........................        8    --         --            9    --         --
Credit default swaps--written...... Credit...........................       20    --         --           22    --         --
                                                                      -------- -----      -----     -------- -----      -----
   Total non-designated or non-qualifying derivatives.............       2,846    21         31        2,835    45         24
                                                                      -------- -----      -----     -------- -----      -----
    Total........................................................     $  2,886 $  23      $  34     $  2,874 $  47      $  25
                                                                      ======== =====      =====     ======== =====      =====

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                 ----------------------
                                                   2013      2012   2011
                                                 --------   ------ ------
                                                     (In millions)
        Derivatives and hedging gains (losses).. $   (27)   $   26 $   36
        Embedded derivatives....................    (415)      303    290
                                                 --------   ------ ------
          Total net derivative gains (losses)... $  (442)   $  329 $  326
                                                 ========   ====== ======

  The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2013, 2012 and 2011, was not significant.

  The Company recognized $26 million, $25 million and $14 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2013, 2012 and 2011, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                              Net
                                                           Derivative
                                                         Gains (Losses)
                                                         --------------
                                                         (In millions)
        Year Ended December 31, 2013:
          Interest rate derivatives.....................    $  (50)
          Foreign currency exchange rate derivatives....        (4)
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................         --
                                                            -------
           Total........................................    $  (54)
                                                            =======
        Year Ended December 31, 2012:
          Interest rate derivatives.....................    $     2
          Foreign currency exchange rate derivatives....        (1)
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................         --
                                                            -------
           Total........................................    $     1
                                                            =======
        Year Ended December 31, 2011:
          Interest rate derivatives.....................    $    22
          Foreign currency exchange rate derivatives....         --
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................          1
                                                            -------
           Total........................................    $    23
                                                            =======

Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges for each of the years ended December 31, 2013, 2012 and 2011 were not significant. Changes in the fair value of the derivatives and the hedged items recognized in net derivative gains (losses) were not significant for each of the years ended December 31, 2013, 2012 and 2011.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the year ended December 31, 2013 the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were not significant. For both the years ended 2012 and 2011, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2013, 2012 and 2011.

  At December 31, 2013 and 2012, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was ($1) million and $1 million, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there was ($2) million, ($1) million and $1 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For both the years ended December 31, 2013 and 2012, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended December 31, 2011, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2013, 2012 and 2011, there were no amounts reclassified to net investment income related to foreign currency swaps.

  For both the years ended December 31, 2013 and 2012, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant. For the year ended December 31, 2011, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

  At December 31, 2013, ($1) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $20 million and $22 million at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2013 and 2012, the amounts the Company would have received to terminate all of these contracts was not significant.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                              Estimated      Maximum                   Estimated      Maximum
                              Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of  of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                     Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)          Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                     (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default
  swaps (corporate)..........  $     --      $     --          --       $     --      $      2         1.0
Baa
Credit default swaps
  referencing indices........        --            20         5.0             --            20         4.5
                               --------      --------                   --------      --------
 Total.......................  $     --      $     20         5.0       $     --      $     22         4.2
                               ========      ========                   ========      ========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                           December 31, 2013  December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar           ------------------ ------------------
Arrangement                                                                Assets Liabilities Assets Liabilities
----------------------------------------------------------------           ------ ----------- ------ -----------
                                                                                       (In millions)
Gross estimated fair value of derivatives:
  OTC-bilateral (1)....................................................... $  25     $  32    $   53    $  27
  OTC-cleared (1).........................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
                                                                           -----     -----    ------    -----
   Total gross estimated fair value of derivatives (1)....................    25        32        53       27
Amounts offset in the balance sheets......................................    --        --        --       --
                                                                           -----     -----    ------    -----
Estimated fair value of derivatives presented in the balance sheets (1)...    25        32        53       27
Gross amounts not offset in the balance sheets:
Gross estimated fair value of derivatives: (2)
  OTC-bilateral...........................................................   (5)       (5)      (10)     (10)
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
Cash collateral: (3)
  OTC-bilateral...........................................................  (17)        --      (42)       --
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
Securities collateral: (4)
  OTC-bilateral...........................................................   (2)      (26)       (1)     (16)
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
                                                                           -----     -----    ------    -----
Net amount after application of master netting agreements and collateral.. $   1     $   1    $   --    $   1
                                                                           =====     =====    ======    =====

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $2 million and $6 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of ($2) million and $2 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


(3)Cash collateral received is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At both December 31, 2013 and 2012, the Company had not received or paid any excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $1 million for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company had provided no excess securities collateral for its OTC-bilateral derivatives, and had provided $1 million and $0, respectively, for its OTC- cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange-traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                    Estimated Fair Value of    Fair Value of Incremental Collateral
                                     Collateral Provided:                 Provided Upon:
                                    ----------------------- -------------------------------------------
                                                                                   Downgrade in the
                                                                                 Company's Financial
                                                                                   Strength Rating
                                                                               to a Level that Triggers
                       Estimated                                One Notch           Full Overnight
                     Fair Value of                             Downgrade in      Collateralization or
                     Derivatives in                           the Company's          Termination
                     Net Liability      Fixed Maturity      Financial Strength    of the Derivative
                      Position (1)        Securities              Rating               Position
                     -------------- ----------------------- ------------------ ------------------------
                                                       (In millions)
December 31, 2013...    $    27             $    26              $    --                $    1
December 31, 2012...    $    17             $    16              $    --                $    2

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                   December 31,
                                                                  ---------------
                                        Balance Sheet Location      2013    2012
                                       -------------------------- -------- ------
                                                                   (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $    376 $  959
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $  (131) $   56

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                   2013      2012   2011
                                                 --------   ------ ------
                                                     (In millions)
        Net derivative gains (losses) (1), (2).. $  (415)   $  303 $  290

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($6) million, ($26) million and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition,

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

   the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $42 million, $28 million and ($62) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                Level 1  Unadjusted quoted prices in active
                         markets for identical assets or
                         liabilities. The Company defines
                         active markets based on average
                         trading volume for equity securities.
                         The size of the bid/ask spread is
                         used as an indicator of market
                         activity for fixed maturity
                         securities.

                Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                Level 3  Unobservable inputs that are
                         supported by little or no market
                         activity and are significant to the
                         determination of estimated fair value
                         of the assets or liabilities.
                         Unobservable inputs reflect the
                         reporting entity's own assumptions
                         about the assumptions that market
                         participants would use in pricing the
                         asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                           December 31, 2013
                                                               -----------------------------------------
                                                                 Fair Value Hierarchy
                                                               -------------------------


                                                                                         Total Estimated
                                                               Level 1  Level 2  Level 3   Fair Value
                                                               ------- --------- ------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
 U.S. corporate............................................... $   --  $     859 $   13     $     872
 U.S. Treasury and agency.....................................    408         49     --           457
 RMBS.........................................................     --        285     27           312
 CMBS.........................................................     --        297     --           297
 Foreign corporate............................................     --        185     44           229
 ABS..........................................................     --         46      7            53
 State and political subdivision..............................     --         19     --            19
 Foreign government...........................................     --         11     --            11
                                                               ------  --------- ------     ---------
   Total fixed maturity securities............................    408      1,751     91         2,250
                                                               ------  --------- ------     ---------
Equity securities:
 Common stock.................................................     --         26     --            26
 Non-redeemable preferred stock...............................     --         --     19            19
                                                               ------  --------- ------     ---------
   Total equity securities....................................     --         26     19            45
                                                               ------  --------- ------     ---------
Short-term investments........................................     14         61     --            75
 Derivative assets: (1)
   Interest rate..............................................     --         21     --            21
   Foreign currency exchange rate.............................     --          2     --             2
                                                               ------  --------- ------     ---------
    Total derivative assets...................................     --         23     --            23
                                                               ------  --------- ------     ---------
Net embedded derivatives within asset host contracts (2)......     --         --    376           376
Separate account assets (3)...................................     --     12,033     --        12,033
                                                               ------  --------- ------     ---------
    Total assets.............................................. $  422  $  13,894 $  486     $  14,802
                                                               ======  ========= ======     =========
Liabilities
Derivative liabilities: (1)
 Interest rate................................................ $   --  $      26 $   --     $      26
 Foreign currency exchange rate...............................     --          8     --             8
                                                               ------  --------- ------     ---------
   Total derivative liabilities...............................     --         34     --            34
                                                               ------  --------- ------     ---------
Net embedded derivatives within liability host contracts (2)..     --         --  (131)         (131)
                                                               ------  --------- ------     ---------
   Total liabilities.......................................... $   --  $      34 $(131)     $    (97)
                                                               ======  ========= ======     =========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


                                                                              December 31, 2012
                                                               -----------------------------------------------
                                                                    Fair Value Hierarchy
                                                               -------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                               -------- ----------- ---------- ---------------
                                                                                (In millions)
Assets
Fixed maturity securities:
 U.S. corporate............................................... $     -- $       944 $       55   $       999
 U.S. Treasury and agency.....................................      382          15         --           397
 RMBS.........................................................       --         283         14           297
 CMBS.........................................................       --         305         14           319
 Foreign corporate............................................       --         180         42           222
 ABS..........................................................       --          54         --            54
 State and political subdivision..............................       --          20         --            20
 Foreign government...........................................       --          12         --            12
                                                               -------- ----------- ----------   -----------
   Total fixed maturity securities............................      382       1,813        125         2,320
                                                               -------- ----------- ----------   -----------
Equity securities:
 Common stock.................................................       --          28         --            28
 Non-redeemable preferred stock...............................       --          --         17            17
                                                               -------- ----------- ----------   -----------
   Total equity securities....................................       --          28         17            45
                                                               -------- ----------- ----------   -----------
Short-term investments........................................      116          23         --           139
 Derivative assets: (1)
   Interest rate..............................................       --          45         --            45
   Foreign currency exchange rate.............................       --           2         --             2
                                                               -------- ----------- ----------   -----------
    Total derivative assets...................................       --          47         --            47
                                                               -------- ----------- ----------   -----------
Net embedded derivatives within asset host contracts (2)......       --          --        959           959
Separate account assets (3)...................................       --      11,072         --        11,072
                                                               -------- ----------- ----------   -----------
    Total assets.............................................. $    498 $    12,983 $    1,101   $    14,582
                                                               ======== =========== ==========   ===========
Liabilities
Derivative liabilities: (1)
 Interest rate................................................ $     -- $        23 $       --   $        23
 Foreign currency exchange rate...............................       --           2         --             2
                                                               -------- ----------- ----------   -----------
    Total derivative liabilities..............................       --          25         --            25
                                                               -------- ----------- ----------   -----------
Net embedded derivatives within liability host contracts (2)..       --          --         56            56
                                                               -------- ----------- ----------   -----------
    Total liabilities......................................... $     -- $        25 $       56   $        81
                                                               ======== =========== ==========   ===========

--------

(1)Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 2% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

  not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

   inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Non-redeemable preferred stock

     These securities, including financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets within the Company's separate accounts consist of mutual funds.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

 the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

 Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                             December 31, 2013
                       --------------------- --------------------------  --------------------------
                            Valuation              Significant                             Weighted
                            Techniques          Unobservable Inputs          Range        Average (1)
                       --------------------- --------------------------  -------------    -----------
Fixed maturity securities: (3)
 U.S. corporate and    Matrix pricing        Delta spread
  foreign corporate...                         adjustments (4)            (10)  -     30        6
                                             Illiquidity premium (4)        30  -     30       30
                                             Credit spreads (4)
                       Consensus pricing     Offered quotes (5)
                       -------------------------------------------------------------------------------
RMBS                   Matrix pricing and    Credit spreads (4)
                         discounted cash
                         flow                                               97  -    574      411
                       Market pricing        Quoted prices (5)             100  -    100      100
                       -------------------------------------------------------------------------------
CMBS                   Market pricing        Quoted prices (5)
                       -------------------------------------------------------------------------------
ABS                    Market pricing        Quoted prices (5)              99  -     99       99
                       Consensus pricing     Offered quotes (5)             99  -     99       99
                       -------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      Option pricing        Mortality rates:
  guaranteed             techniques
  minimum
  benefits............
                                                 Ages 0 - 40                 0% -   0.10%
                                                 Ages 41 - 60             0.04% -   0.65%
                                                 Ages 61 - 115            0.26% -    100%
                                             Lapse rates:
                                                 Durations 1 - 10         0.50% -    100%
                                                 Durations 11 -20            3% -    100%
                                                 Durations 21 -116           3% -    100%
                                             Utilization rates              20% -     50%
                                             Withdrawal rates             0.07% -     10%
                                             Long-term equity
                                               volatilities              17.40% -     25%
                                             Nonperformance risk
                                               spread                     0.03% -   0.44%
                       -------------------------------------------------------------------------------

                                                                             December 31, 2012           Impact of
                       --------------------- --------------------------  --------------------------   Increase in Input
                            Valuation              Significant                             Weighted     on Estimated
                            Techniques          Unobservable Inputs          Range        Average (1)  Fair Value (2)
                       --------------------- --------------------------  -------------    ----------- -----------------
Fixed maturity securities: (3)
 U.S. corporate and    Matrix pricing        Delta spread
  foreign corporate...                         adjustments (4)              50  -    100       57        Decrease
                                             Illiquidity premium (4)        30  -     30       30        Decrease
                                             Credit spreads (4)             23  -    421      129        Decrease
                       Consensus pricing     Offered quotes (5)            100  -    102      101        Increase
                       -------------------------------------------------------------------------------------------------
RMBS                   Matrix pricing and    Credit spreads (4)
                         discounted cash
                         flow                                              161  -    657      541      Decrease (6)
                       Market pricing        Quoted prices (5)                                         Increase (6)
                       -------------------------------------------------------------------------------------------------
CMBS                   Market pricing        Quoted prices (5)             100  -    100      100      Increase (6)
                       -------------------------------------------------------------------------------------------------
ABS                    Market pricing        Quoted prices (5)                                         Increase (6)
                       Consensus pricing     Offered quotes (5)                                        Increase (6)
                       -------------------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      Option pricing        Mortality rates:
  guaranteed             techniques
  minimum
  benefits............
                                                 Ages 0 - 40                 0% -   0.10%              Decrease (7)
                                                 Ages 41 - 60             0.05% -   0.64%              Decrease (7)
                                                 Ages 61 - 115            0.32% -    100%              Decrease (7)
                                             Lapse rates:
                                                 Durations 1 - 10         0.50% -    100%              Decrease (8)
                                                 Durations 11 -20            3% -    100%              Decrease (8)
                                                 Durations 21 -116           3% -    100%              Decrease (8)
                                             Utilization rates              20% -     50%              Increase (9)
                                             Withdrawal rates             0.07% -     10%                      (10)
                                             Long-term equity
                                               volatilities              17.40% -     25%              Increase (11)
                                             Nonperformance risk
                                               spread                     0.10% -   0.67%              Decrease (12)
                       -------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3 use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------------------
                                              Fixed Maturity Securities:       Equity Securities:
                                         ------------------------------------- -----------------
                                                                                          Non-
                                                                                       redeemable                   Net
                                           U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                         Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                         --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................   $  55   $  14 $  14   $  42   $  -- $  --     $  17       $  --        $  903
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).........      --      --    --      --      --    --        --          --            --
  Net derivative gains (losses).........      --      --    --      --      --    --        --          --         (415)
 OCI....................................      --      --    --       2      --    --         2          --            --
Purchases (3)...........................       4      13    --      10       7    --        --          --            --
Sales (3)...............................    (10)      --    --     (9)      --    --        --          --            --
Issuances (3)...........................      --      --    --      --      --    --        --          --            --
Settlements (3).........................      --      --    --      --      --    --        --          --            19
Transfers into Level 3 (4)..............      --      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)............    (36)      --  (14)     (1)      --    --        --          --            --
                                           -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,.................   $  13   $  27 $  --   $  44   $   7 $  --     $  19       $  --        $  507
                                           =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $(402)

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------------------
                                              Fixed Maturity Securities:       Equity Securities:
                                         ------------------------------------- -----------------
                                                                                          Non-
                                                                                       redeemable                   Net
                                           U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                         Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                         --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                            (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................   $  16   $  11 $  --   $   6   $   6 $  19     $  15       $  --        $  580
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).........      --      --    --      --      --    --        --          --            --
  Net derivative gains (losses).........      --      --    --      --      --    --        --          --           303
 OCI....................................       2       3    --      --      --    --         2          --            --
Purchases (3)...........................      31      --    14      36      --    --        --          --            --
Sales (3)...............................     (2)      --    --      --     (6)    --        --          --            --
Issuances (3)...........................      --      --    --      --      --    --        --          --            --
Settlements (3).........................      --      --    --      --      --    --        --          --            20
Transfers into Level 3 (4)..............      11      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)............     (3)      --    --      --      --  (19)        --          --            --
                                           -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,.................   $  55   $  14 $  14   $  42   $  -- $  --     $  17       $  --        $  903
                                           =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $  309

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                       -----------------------------------------------------------------------------------
                                            Fixed Maturity Securities:       Equity Securities:
                                       ------------------------------------- -----------------
                                                                                        Non-
                                                                                     redeemable                   Net
                                         U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                       Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                       --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                          (In millions)
Year Ended December 31, 2011:
Balance at January 1,.................   $  22   $  11 $  --   $  25   $  19 $  10     $  15       $   9        $  269
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)..........
  Net investment income...............      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).......      --      --    --     (3)      --    --        --          --            --
  Net derivative gains (losses).......      --      --    --      --      --    --        --          --           290
 OCI..................................       1      --    --       2       1    --        --          --            --
Purchases (3).........................       2      --    --       6       5     9        --          --            --
Sales (3).............................     (2)      --    --    (17)     (9)    --        --         (9)            --
Issuances (3).........................      --      --    --      --      --    --        --          --            --
Settlements (3).......................      --      --    --      --      --    --        --          --            21
Transfers into Level 3 (4)............      --      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)..........     (7)      --    --     (7)    (10)    --        --          --            --
                                         -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,...............   $  16   $  11 $  --   $   6   $   6 $  19     $  15       $  --        $  580
                                         =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $  293

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                       December 31, 2013
                                 -------------------------------------------------------------
                                                  Fair Value Hierarchy
                                    -      -----------------------------------
                                 Carrying                                      Total Estimated
                                  Value        Level 1     Level 2     Level 3   Fair Value
                                 --------- ----------- ----------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans.................. $     286  $     --     $    --    $     303     $    303
Policy loans.................... $      27  $     --     $     3    $      39     $     42
Other limited partnership
 interests...................... $       1  $     --     $    --    $       1     $      1
Other invested assets........... $      45  $     --     $    50    $      --     $     50
Premiums, reinsurance and other
 receivables.................... $   1,258  $     --     $    --    $   1,359     $  1,359
Other assets.................... $       5  $     --     $     5    $      --     $      5
Liabilities
PABs............................ $   2,293  $     --     $    --    $   2,501     $  2,501
Other liabilities............... $       1  $     --     $     1    $      --     $      1

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

                                                       December 31, 2012
                                 -------------------------------------------------------------
                                                  Fair Value Hierarchy
                                           -----------------------------------
                                 Carrying                                      Total Estimated
                                  Value        Level 1     Level 2     Level 3   Fair Value
                                 --------- ----------- ----------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans.................. $     284  $     --     $    --    $     307     $     307
Policy loans.................... $      27  $     --     $     2    $      46     $      48
Other limited partnership
 interests...................... $       1  $     --     $    --    $       2     $       2
Other invested assets........... $      45  $     --     $    57    $      --     $      57
Premiums, reinsurance and other
 receivables.................... $   1,364  $     --     $    --    $   1,527     $   1,527
Other assets.................... $       6  $     --     $     6    $      --     $       6
Liabilities
PABs............................ $   2,431  $     --     $    --    $   2,788     $   2,788
Other liabilities............... $       3  $     --     $     3    $      --     $       3

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

 Other Assets

   Other assets are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include fixed deferred annuities and fixed term payout annuities. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

   Other liabilities consist of derivative payables and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity


Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratio for the Company was in excess of 1,400% for all periods presented.

  The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of the Company, a Missouri domiciled insurer, was $111 million, $132 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $666 million and $704 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under Missouri State Insurance Law, MLIIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). MLIIC will be permitted to pay a dividend to MetLife in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity (continued)

whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, MLIIC paid a dividend to MetLife of $129 million and $18 million, respectively. During the year ended December 31, 2011, MLIIC did not pay a dividend to MetLife. Based on amounts at December 31, 2013, MLIIC could pay a stockholder dividend in 2014 of $99 million without prior regulatory approval of the Missouri Director.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                        Unrealized
                                                     Investment Gains     Unrealized
                                                     (Losses), Net of   Gains (Losses)
                                                    Related Offsets (1) on Derivatives  Total
                                                    ------------------- -------------- -------
                                                                  (In millions)
Balance at December 31, 2010.......................       $    19          $     1     $    20
OCI before reclassifications.......................            19               --          19
Income tax expense (benefit).......................           (7)               --         (7)
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            31                1          32
Amounts reclassified from AOCI.....................             4               --           4
Income tax expense (benefit).......................           (1)               --         (1)
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.             3               --           3
                                                          -------          -------     -------
Balance at December 31, 2011.......................            34                1          35
OCI before reclassifications.......................            61              (1)          60
Income tax expense (benefit).......................          (21)               --        (21)
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            74               --          74
Amounts reclassified from AOCI.....................             3               --           3
Income tax expense (benefit).......................           (1)               --         (1)
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.             2               --           2
                                                          -------          -------     -------
Balance at December 31, 2012.......................            76               --          76
OCI before reclassifications.......................          (78)              (2)        (80)
Income tax expense (benefit).......................            27                1          28
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            25              (1)          24
Amounts reclassified from AOCI.....................           (2)               --         (2)
Income tax expense (benefit).......................             1               --           1
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.           (1)               --         (1)
                                                          -------          -------     -------
Balance at December 31, 2013.......................       $    24          $   (1)     $    23
                                                          =======          =======     =======

--------
(1)See Note 5 for information on offsets to investments related to insurance liabilities and DAC and VOBA.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                          Statement of Operations and
AOCI Components                                        Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
----------------------------------------------------   ------------------------------ ------------------------------------
                                                        Years Ended December 31,
                                                       ------------------------------
                                                         2013       2012      2011
                                                        --------  --------  --------
                                                             (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)............ $      1   $    (5)  $    (5)  Other net investment gains (losses)
  Net unrealized investment gains (losses)............        1          2         1  Net investment income
                                                        --------  --------  --------
   Net unrealized investment gains (losses), before
    income tax........................................        2        (3)       (4)
   Income tax (expense) benefit.......................      (1)          1         1
                                                        --------  --------  --------
   Net unrealized investment gains (losses), net of
    income tax........................................ $      1   $    (2)  $    (3)
                                                        ========  ========  ========
Total reclassifications, net of income tax............ $      1   $    (2)  $    (3)
                                                        ========  ========  ========

9. Other Expenses

  Information on other expenses was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2013     2012    2011
                                                -----    -----   -----
                                                  (In millions)
              Compensation..................... $   5    $   9   $  10
              Commissions......................    50       57      68
              Volume-related costs.............    --        3       7
              Capitalization of DAC............   (6)     (19)    (34)
              Amortization of DAC and VOBA.....  (89)      148     172
              Premium taxes, licenses and fees.     3        1       6
              Other............................    26       30      30
                                                 -----    -----   -----
                Total other expenses........... $(11)    $ 229   $ 259
                                                 =====    =====   =====

Capitalization and Amortization of DAC and VOBA

  See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  See Note 12 for discussion of affiliated expenses included in the table above.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax


   The provision for income tax was as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                        2013     2012    2011
                                                       -------  -----   -----
                                                         (In millions)
       Current:
        Federal...................................... $    38   $   8   $  24
       Deferred:
        Federal......................................   (105)      86      66
                                                       -------   -----  -----
          Provision for income tax expense (benefit). $  (67)   $  94   $  90
                                                       =======   =====  =====

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                      2013     2012    2011
                                                     -------  -----   -----
                                                       (In millions)
        Tax provision at U.S. statutory rate....... $  (55)   $ 103   $ 107
        Tax effect of:
         Dividend received deduction...............    (12)    (11)    (13)
         Prior year tax............................     (2)       3     (2)
         Tax credits...............................     (1)     (1)     (2)
         Other, net................................       3      --      --
                                                     -------   -----  -----
        Provision for income tax expense (benefit). $  (67)   $  94   $  90
                                                     =======   =====  =====

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                        -----------------
                                                          2013     2012
                                                        -------- --------
                                                          (In millions)
      Deferred income tax assets:
       Investments, including derivatives.............. $      9 $     --
       Tax credit carryforwards........................        5       --
       Other, net......................................        2
                                                        -------- --------
         Total deferred income tax assets..............       16       --
      Deferred income tax liabilities:
       Policyholder liabilities and receivables........      110      234
       DAC and VOBA....................................       86       33
       Net unrealized investment gains.................       11       40
       Investments, including derivatives..............       --       18
       Other...........................................        1        1
                                                        -------- --------
         Total deferred income tax liabilities.........      208      326
                                                        -------- --------
           Net deferred income tax asset (liability)... $  (192) $  (326)
                                                        ======== ========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax (continued)


   Tax credit carryforwards of $5 million at December 31, 2013 will expire beginning in 2021.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates include $18 million and $8 million at December 31, 2013 and 2012, respectively. The amounts due to affiliates include $8 million at December 31, 2011.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2014.

   It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                  Year Ended
                                                                               December 31, 2013
                                                                               -----------------
                                                                                 (In millions)
Balance at January 1,.........................................................     $     --
Additions for tax positions of prior years....................................            3
                                                                                   --------
Balance at December 31,.......................................................     $      3
                                                                                   ========
Unrecognized tax benefits that, if recognized would impact the effective rate.     $      3
                                                                                   ========

   There were no unrecognized tax benefits at December 31, 2012 and 2011.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                 Year Ended
                                                              December 31, 2013
                                                              -----------------
                                                                (In millions)
Interest recognized in the statements of operations..........     $      1

                                                              December 31, 2013
                                                              -----------------
                                                                (In millions)
Interest included in other liabilities in the balance sheets.     $      1

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax (continued)


   There was no interest recognized in the statements of operations for the years ended December 31, 2012 and 2011. There was no interest included in other liabilities in the balance sheets at December 31, 2012.

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $14 million and $8 million, respectively, related to the separate account DRD. The 2013 benefit included a benefit of $2 million related to a true-up of the 2012 tax return. The 2012 benefit included an expense of $3 million related to a true-up of the 2011 tax return.

11. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

    In April 2012, MetLife, for itself and on behalf of entities including the Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. At least one other jurisdiction is pursuing a market conduct examination. It is possible that other jurisdictions may pursue similar examinations or audits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

    Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

11. Contingencies, Commitments and Guarantees (continued)


  Summary

    Various litigation, claims and assessments against the Company, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                              December 31,
                                                             ---------------
                                                              2013    2012
                                                             ------- -------
                                                              (In millions)
    Other Assets:
     Premium tax offset for future undiscounted assessments. $     1 $     1
     Receivable for reimbursement of paid assessments (1)...       5       6
                                                             ------- -------
                                                             $     6 $     7
                                                             ======= =======
    Other Liabilities:
     Insolvency assessments................................. $     6 $     8
                                                             ======= =======

--------

(1)The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

11. Contingencies, Commitments and Guarantees (continued)


Commitments

 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $7 million and $9 million at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $6 million and $1 million at December 31, 2013 and 2012, respectively.

 Commitments to Fund Private Corporate Bond Investments

   The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $14 million and $13 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2013 and 2012.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

12. Related Party Transactions


Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $78 million, $53 million and $76 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $38 million, $34 million and $32 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in fees on ceded reinsurance and other, were $25 million, $24 million and $26 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company had net receivables from affiliates, related to the items discussed above, of $4 million and $2 million at December 31, 2013 and 2012, respectively.

  See Notes 4 and 5 for additional information on related party transactions.

13. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2013, through March 31, 2014, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                   MetLife Insurance Company of Connecticut
          Unaudited Pro Forma Condensed Combined Financial Statements

In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI-USA"), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving company. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. Following the Mergers and subject to certain regulatory approvals, MetLife Insurance Company of Connecticut will likely enter into transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

The unaudited pro forma condensed combined financial statements and accompanying notes present the impact of the Mergers as a transaction among entities under common control which is more fully described in the notes to the unaudited pro forma condensed combined financial statements. Transactions among entities under common control are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The unaudited pro forma condensed combined financial statements include historical audited amounts as of December 31, 2013 and for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively "MICC"), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on December 31, 2013 for purposes of the unaudited pro forma condensed combined balance sheet and
(ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. It is likely that the actual adjustments reflected in the final accounting, that will consider additional available information, will differ from the pro forma adjustments and it is possible the differences may be material.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes. In addition, the unaudited proforma condensed combined financial statements were derived from and should be read in conjunction with the audited historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2013, as well as the audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto and balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto are included as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K with which this financial information is filed as Exhibit 99.3.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that would have resulted had the Mergers been effective as of and during the periods presented or the results that may be obtained by the combined company in the future. The unaudited pro forma condensed combined financial statements as of and for the periods presented do not reflect future events that are not directly attributable to the Mergers and that may occur after the Mergers, including, but not limited to, expense efficiencies or revenue enhancements arising from the Mergers or management actions. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Unaudited Pro Forma Condensed Combined Balance Sheet
                               December 31, 2013

                     (In millions, except per share data)

                                                    Historical
                                          -----------------------------
                                                    MetLife    Exeter
                                                   Investors Reassurance
                                                   Insurance   Company   Reinsurance    Other                Pro Forma
                                            MICC    Company     Ltd.     Adjustments Adjustments    Notes    Combined
                                          -------- --------- ----------- ----------- ----------- ----------- ---------
Assets
Investments:
 Fixed maturity securities
   available-for-sale, at estimated
   fair value............................ $ 45,252  $ 2,250    $ 1,321     $  (695)    $    --      3(c)     $ 48,128
 Equity securities available-for-sale,
   at estimated fair value...............      418       45         --          --          --                    463
 Mortgage loans, net; at estimated fair
   value.................................    7,718      286         --          --          --                  8,004
 Policy loans............................    1,219       27         --          --          --                  1,246
 Real estate and real estate joint
   ventures..............................      754       --         --          --          --                    754
 Other limited partnership interests.....    2,130       32         --          --          --                  2,162
 Short-term investments, principally at
   estimated fair value..................    2,107       75      2,781          (7)         --      3(c)        4,956
 Derivative assets.......................       --       --      2,376          --      (2,376)     4(a)           --
 Funds withheld at interest..............       --       --      2,694          --      (2,694)     4(a)           --
 Other invested assets, principally at                                                            3(a)-(c),
   estimated fair value..................    2,555       68         --      (2,768)      4,570   4(a), 5(a)     4,425
                                          --------  -------    -------     -------     -------               --------
   Total investments.....................   62,153    2,783      9,172      (3,470)       (500)                70,138
Cash and cash equivalents, principally
 at estimated fair value.................      746       24        630        (604)         --    3(a), (c)       796
Accrued investment income................      542       26         94         (29)         (2)  3(c), 5(a)       631
Premiums, reinsurance and other
 receivables.............................   20,609    1,829        646      (3,170)         --    3(a)-(c)     19,914
Deferred policy acquisition costs and
 value of business acquired..............    4,730      291        160         707          --    3(b), (c)     5,888
Current income tax recoverable...........      192        9        197          --          --                    398
Deferred income tax recoverable..........       --       --      1,529          --      (1,529)     4(b)           --
Goodwill.................................      493       --         --          --          33      4(c)          526
Other assets.............................      794      110         --          34         (33)  3(b), 4(c)       905
Separate account assets..................   97,780   12,033         --          --          --                109,813
                                          --------  -------    -------     -------     -------               --------
   Total assets.......................... $188,039  $17,105    $12,428     $(6,532)    $(2,031)              $209,009
                                          ========  =======    =======     =======     =======               ========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits...................                                                        3(b), (c),
                                          $ 27,991  $   501    $ 2,747     $(1,455)    $    12      4(d)     $ 29,796
Policyholder account balances............   33,453    2,748      2,489      (1,262)         --      3(c)       37,428
Other policy-related balances............                                                        3(b), (c),
                                             3,164      102      2,170      (2,973)          4      4(d)        2,467
Policyholder dividends payable...........       --       --         16          --         (16)     4(d)           --
Payables for collateral under
 securities loaned and other
 transactions............................    6,451      266         --          --         197      4(e)        6,914
Long-term debt...........................    2,251       --        575          --        (500)     5(a)        2,326
Deferred income tax liability............    1,385      192         --         272      (1,529)  3(b), 4(b)       320
Derivative liabilities...................       --       --      2,648          --      (2,648)     4(f)           --
                                                                                                  3(a)-(c),
                                                                                                 4(e), 4(f),
Other liabilities........................    6,776       94        553      (1,560)      2,449      5(a)        8,312
Separate account liabilities.............   97,780   12,033         --          --          --                109,813
                                          --------  -------    -------     -------     -------               --------
   Total liabilities.....................  179,251   15,936     11,198      (6,978)     (2,031)               197,376
                                          --------  -------    -------     -------     -------               --------
Stockholders' Equity
Preferred stock..........................       --       --         --          --          --                     --
Common stock, par value $2.50 per share..       86        6         --          --          --                     92
Additional paid-in capital...............    6,737      636      4,126          --          --                 11,499
Retained earnings (accumulated deficit)..    1,076      504     (2,965)        506          --      3(b)         (879)
Accumulated other comprehensive income
 (loss)..................................      889       23         69         (60)         --      3(c)          921
                                          --------  -------    -------     -------     -------               --------
   Total stockholders' equity............    8,788    1,169      1,230         446          --                 11,633
                                          --------  -------    -------     -------     -------               --------
   Total liabilities and stockholders'
    equity............................... $188,039  $17,105    $12,428     $(6,532)    $(2,031)              $209,009
                                          ========  =======    =======     =======     =======               ========

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2013

                                 (In millions)

                                               Historical
                                     -----------------------------
                                               MetLife    Exeter
                                              Investors Reassurance
                                              Insurance   Company   Reinsurance    Other                    Pro Forma
                                       MICC    Company     Ltd.     Adjustments Adjustments      Notes      Combined
                                     -------  --------- ----------- ----------- ----------- --------------- ---------
Revenues
Premiums............................ $   606    $  29     $   59       $  (5)      $ --          3(b)        $  689
Universal life and investment-type
 product policy fees................   2,336      202        587        (177)        --        3(b), (c)      2,948
Net investment income...............   2,852      114         35         (16)        (2)      3(c), 5(a)      2,983
Fees on ceded reinsurance and
 other..............................      --       90         --          --        (90)         4(g)            --
Other revenues......................     592       --          2         (74)        90     3(b), (c), 4(g)     610
Net investment gains (losses):
  Other-than-temporary impairments
   on fixed maturity securities.....      (9)      --         --          --         --                          (9)
  Other-than-temporary impairments
   on fixed maturity securities
   transferred to other
   comprehensive income (loss)......     (11)      --         --          --         --                         (11)
  Other net investment gains
   (losses).........................     102        1        (57)         59        (45)      3(c), 5(b)         60
                                     -------    -----     ------       -----       ----                      ------
    Total net investment gains
     (losses).......................      82        1        (57)         59        (45)                         40
  Net derivative gains (losses).....  (1,052)    (442)     1,935         375         --          3(c)           816
                                     -------    -----     ------       -----       ----                      ------
    Total revenues..................   5,416       (6)     2,561         162        (47)                      8,086
                                     -------    -----     ------       -----       ----                      ------
Expenses
Policyholder benefits and claims....   1,707       48      1,380         (44)        27     3(b), (c), 4(h)   3,118
Interest credited to policyholder
 account balances...................   1,037      113         17         (17)        --          3(c)         1,150
Policyholder dividends..............      --       --         27          --        (27)         4(h)            --
Goodwill impairment.................      66       --         --          --         --                          66
Other expenses......................   1,659      (11)       101         215         (2)    3(b)-(d), 5(a)    1,962
                                     -------    -----     ------       -----       ----                      ------
    Total expenses..................   4,469      150      1,525         154         (2)                      6,296
                                     -------    -----     ------       -----       ----                      ------
Income (loss) from continuing
 operations before provision for
 income tax.........................     947     (156)     1,036           8        (45)                      1,790
Provision for income tax expense
 (benefit)..........................     227      (67)       364           3        (16)      3(e), 5(c)        511
                                     -------    -----     ------       -----       ----                      ------
Income from continuing operations,
 net of income tax.................. $   720    $ (89)    $  672       $   5       $(29)                     $1,279
                                     =======    =====     ======       =====       ====                      ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2012

                                 (In millions)

                                            Historical
                                   ----------------------------
                                            MetLife    Exeter
                                           Investors Reassurance
                                           Insurance   Company   Reinsurance    Other                   Pro Forma
                                    MICC    Company     Ltd.     Adjustments Adjustments     Notes      Combined
                                   ------  --------- ----------- ----------- ----------- -------------- ---------
Revenues
Premiums.......................... $1,261    $ 11      $   950     $  (888)     $ --        3(b),(c)     $1,334
Universal life and investment-
  type product policy fees........  2,261     198          548        (183)       --        3(b),(c)      2,824
Net investment income.............  2,952     113           21          (2)      (26)      3(c), 5(a)     3,058
Fees on ceded reinsurance and
  other...........................     --      93           --          --       (93)         4(g)           --
Other revenues....................    511      --           23         (24)       93       3(c), 4(g)       603
Net investment gains (losses):
 Other-than-temporary
   impairments on fixed
   maturity securities............    (52)     (2)          --          --        --                        (54)
 Other-than-temporary
   impairments on fixed
   maturity securities
   transferred to other
   comprehensive income
   (loss).........................      3      --           --          --        --                          3
 Other net investment gains
   (losses).......................    201      (2)          42         (37)       --          3(c)          204
                                   ------    ----      -------     -------      ----                     ------
   Total net investment gains
     (losses).....................    152      (4)          42         (37)       --                        153
 Net derivative gains
   (losses).......................  1,003     329       (3,677)      1,432        --          3(c)         (913)
                                   ------    ----      -------     -------      ----                     ------
   Total revenues.................  8,140     740       (2,093)        298       (26)                     7,059
                                   ------    ----      -------     -------      ----                     ------
Expenses
Policyholder benefits and
  claims..........................  2,389     100        1,812      (1,001)       30     3(b),(c), 4(h)   3,330
Interest credited to policyholder
  account balances................  1,147     118           17         (17)       --          3(c)        1,265
Policyholder dividends............     --      --           30          --       (30)         4(h)           --
Goodwill impairment...............    394      --           --          --        --                        394
Other expenses....................  2,720     229          206        (709)      (26)    3(b)-(d), 5(a)   2,420
                                   ------    ----      -------     -------      ----                     ------
   Total expenses.................  6,650     447        2,065      (1,727)      (26)                     7,409
                                   ------    ----      -------     -------      ----                     ------
Income (loss) from continuing
  operations before provision
  for income tax..................  1,490     293       (4,158)      2,025        --                       (350)
Provision for income tax
  expense (benefit)...............    372      94       (1,455)        709        --       3(e), 5(c)      (280)
                                   ------    ----      -------     -------      ----                     ------
Income (loss) from continuing
  operations, net of income
  tax............................. $1,118    $199      $(2,703)    $ 1,316      $ --                     $  (70)
                                   ======    ====      =======     =======      ====                     ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2011

                                 (In millions)

                                             Historical
                                    ----------------------------
                                             MetLife    Exeter
                                            Investors Reassurance
                                            Insurance   Company   Reinsurance    Other                   Pro Forma
                                     MICC    Company     Ltd.     Adjustments Adjustments     Notes      Combined
                                    ------  --------- ----------- ----------- ----------- -------------- ---------
Revenues
Premiums........................... $1,828    $  7       $ 72        $  (9)      $  --         3(b)       $1,898
Universal life and investment-type
  product policy fees..............  1,956     204        433         (136)         --       3(b),(c)      2,457
Net investment income..............  3,074     114         17            3          (9)     3(c), 5(a)     3,199
Fees on ceded reinsurance and
  other............................     --     104         --           --        (104)        4(g)           --
Other revenues.....................    508      --         44          (55)        104    3(b),(c), 4(g)     601
Net investment gains (losses):
 Other-than-temporary
   impairments on fixed maturity
   securities......................    (42)     --         --           --          --                       (42)
 Other-than-temporary
   impairments on fixed maturity
   securities transferred to other
   comprehensive income
   (loss)..........................     (5)     --         --           --          --                        (5)
 Other net investment gains
   (losses)........................     82      (5)        (1)          --          --                        76
                                    ------    ----       ----        -----       -----                    ------
   Total net investment gains
     (losses)......................     35      (5)        (1)          --          --                        29
 Net derivative gains (losses).....  1,096     326        230         (787)         --         3(c)          865
                                    ------    ----       ----        -----       -----                    ------
   Total revenues..................  8,497     750        795         (984)         (9)                    9,049
                                    ------    ----       ----        -----       -----                    ------
Expenses
Policyholder benefits and claims...  2,660      59        309          (88)         31    3(b),(c), 4(h)   2,971
Interest credited to policyholder
  account balances.................  1,189     127         16          (16)         --         3(c)        1,316
Policyholder dividends.............     --      --         31           --         (31)        4(h)           --
Other expenses.....................  2,981     259        170         (101)         (9)   3(b)-(d), 5(a)   3,300
                                    ------    ----       ----        -----       -----                    ------
   Total expenses..................  6,830     445        526         (205)         (9)                    7,587
                                    ------    ----       ----        -----       -----                    ------
Income (loss) from continuing
  operations before provision for
  income tax.......................  1,667     305        269         (779)         --                     1,462
Provision for income tax expense
  (benefit)........................    493      90         94         (272)         --      3(e), 5(c)       405
                                    ------    ----       ----        -----       -----                    ------
Income (loss) from continuing
  operations, net of income tax.... $1,174    $215       $175        $(507)      $  --                    $1,057
                                    ======    ====       ====        =====       =====                    ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of Transaction

In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI-USA"), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving company. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. Following the Mergers and subject to certain regulatory approvals, MetLife Insurance Company of Connecticut will likely enter into transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

2. Basis of Presentation

The Mergers represent a transaction among entities under common control. Transactions among entities under common control are accounted for as if the transaction occurred at the beginning of the earliest date presented and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The unaudited pro forma condensed combined financial statements include historical amounts derived from the audited financial statements as of December 31, 2013 and for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively "MICC"), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on December 31, 2013 for purposes of the unaudited pro forma condensed combined balance sheet and (ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011.

The unaudited pro forma condensed combined financial statements were prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and presented in accordance with the requirements of
Article 11 of Regulation S-X published by the U.S. Securities and Exchange Commission. In accordance with Article 11 of Regulation S-X, discontinued operations have been excluded from the presentation of the unaudited pro forma condensed combined statements of operations.

The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements exclude the effects of adjustments that rely on highly judgmental estimates including how historical management practices and operating decisions may or may not have changed as a result of the Mergers.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

would have resulted had the Mergers been effective during the periods presented or the results that may be obtained by the combined company in the future.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the audited historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2013 as well as the audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto and balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto are included as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K with which this financial information is filed as Exhibit 99.3.

3. Reinsurance Adjustments

In connection with the Mergers, adjustments have been included for new and planned reinsurance agreements, for the recapture of certain reinsurance agreements and to eliminate non-recurring bank fees. The total of the reinsurance adjustments at December 31, 2013 resulted in changes to total assets of ($6,532) million, total liabilities of ($6,978) million, and total stockholders' equity of $446 million and for the years ended December 31, 2013, 2012 and 2011 resulted in changes to total revenues of $162 million, $298 million and ($984) million, respectively, and to total expenses of $154 million, ($1,727) million, and ($205) million, respectively.

    (a)Adjustment to increase total assets and total liabilities by $97 million to record a new reinsurance agreement. Effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with Metropolitan Life Insurance Company, an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature. The new reinsurance agreement was entered into in connection with MetLife Insurance Company of Connecticut withdrawing its license to issue insurance policies and annuity contracts in New York.
    (b)Adjustment to eliminate reinsurance transactions among the merging companies. The adjustments at December 31, 2013 include: changes of ($4,045) million to total assets, ($4,551) million to total liabilities and $506 million to retained earnings. The adjustments for the years ended December 31, 2013, 2012 and 2011 include: reductions to total revenue of $73 million, $0 and $12 million, respectively, and changes to other expenses of $208 million, ($690) million and ($61) million, respectively.
    (c)Adjustment to reflect planned reinsurance transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The adjustments at December 31, 2013 include: reductions of $2,584 million to total assets, $2,524 million to total liabilities and $60 million to accumulated other comprehensive income (loss). The adjustments for the years ended December 31, 2013, 2012 and 2011 include: changes to total revenue of $235 million, $298 million and ($972) million, respectively, and reductions to other expenses of $37 million, $1,018 million and $119 million, respectively.
    (d)Adjustment to eliminate from other expenses non-recurring credit facility usage fees for letters of credit, which were held to collateralize assumed liabilities and which were canceled when Exeter re-domesticated to Delaware of $17 million, $19 million and $25 million, for the years ended December 31, 2013, 2012 and 2011, respectively.
    (e)Adjustment for the income tax impact for all reinsurance adjustments at the federal statutory tax rate of 35%.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)


4. Reclassification Adjustments

Reclassification adjustments, included in other adjustments, are reflected herein to conform the presentation of Exeter's and MLIIC's financial statements to the presentation of MICC's financial statements.

    (a)Adjustment to reclassify derivative assets of $2,376 million and funds withheld at interest of $2,694 million to other invested assets.
    (b)Adjustment to net deferred income tax recoverable of $1,529 million with deferred income tax liability.
    (c)Adjustment to reclassify goodwill of $33 million from other assets to goodwill.
    (d)Adjustment to reclassify policyholder dividends payable of $12 million and $4 million to future policy benefits and other policy-related balances, respectively.
    (e)Adjustment to reclassify cash collateral on deposit of $197 million from other liabilities to payables for collateral under securities loaned and other transactions.
    (f)Adjustment to reclassify derivative liabilities of $2,648 million to other liabilities.
    (g)Adjustment to reclassify fees on ceded reinsurance and other of $90 million, $93 million and $104 million to other revenues for the years ended December 31, 2013, 2012 and 2011, respectively.
    (h)Adjustment to reclassify policyholder dividends of $27 million, $30 million and $31 million to policyholder benefits and claims for the years ended December 31, 2013, 2012 and 2011, respectively.

5. Other Adjustments

The following other pro forma adjustments have been recorded in the unaudited pro forma condensed combined financial statements.

    (a)Adjustments to eliminate related party debt transactions among the merging entities. The adjustments at December 31, 2013 include: reductions of $2 million to accrued investment income and other liabilities and reductions of $500 million to other invested assets and long-term debt. The adjustments for the year ended December 31, 2013, 2012 and 2011 include: reductions of $2 million, $26 million and $9 million, respectively, to net investment income and other expenses.
    (b)Adjustment to eliminate related party investment gains for the year ended December 31, 2013. The non-recurring gains were recorded in connection with establishing a custodial account when MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York.
    (c)Adjustment for the income tax impact for all other adjustments at the federal statutory tax rate of 35%.

6. Forward Looking Statements

These unaudited pro forma condensed combined financial statements may be deemed to be forward looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements are identified by words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Such statements may include, but are not limited to statements about the benefits of the Mergers, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward looking statements are based largely on management's expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward looking statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)


7. Subsequent Event

On February 14, 2014, a subsidiary of MetLife Insurance Company of Connecticut entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Assurance Limited ("MAL"). Beginning in the first quarter of 2014, MICC will account for and report MAL as discontinued operations. These unaudited pro forma condensed combined financial statements exclude the impact of the MAL disposition as the transaction does not meet the significant subsidiary conditions of Article 11 of Regulation S-X and is not directly attributable to the Mergers. The transaction is expected to close in the second quarter of 2014, subject to regulatory approvals and satisfaction of other closing conditions.

                                     PART C



                               OTHER INFORMATION


ITEM 26.              EXHIBITS

EXHIBIT
LETTER                DESCRIPTION
------                -----------


a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)



b.                    Not Applicable


c.1. Underwriting Contracts. (Incorporated herein by reference to Exhibit c.1 to Post-Effective Amendment No. 3 to The Travelers Fund UL for Variable Life Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)


c.2. Selling Agreement. (Incorporated herein by reference to Exhibit c.2 to Post-Effective Amendment No. 4 to The Travelers Fund UL III for Variable Life Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)


c.3. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities' Registration Statement on Form N-4, File No. 033-65343, filed April 6, 2006.)


c.4. Agreement and Plan of Merger between MetLife Investors Distribution Company and MLI Distribution LLC dated as of October 20, 2006 (Incorporated herein by reference to Exhibit c.4 to Post-Effective Amendment No. 11 to The Travelers Fund UL for Variable Life Registration Statement on Form N-6, File No. 333-96519, filed April 4, 2007.)



c.5.                  Master Retail Sales Agreement (MLIDC) (9-2012).
                      (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)


c.6. Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to Service Agreement. (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for Variable Annuities' Registration Statement on Form N-4, File Nos. 033-73466/811-08242, filed April 7, 2008.)



c.7. Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company dated November 24, 2009. (Incorporated herein by reference to Exhibit c.7 to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)



d.1. Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)


d.2. Term Insurance Rider. (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)


d.3. Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No.

                      14 to The Travelers Fund ABD for Variable Annuities' Registration Statement on Form N-4, File No. 033- 65343, filed April 6, 2006.)



e.                    Application for Variable Life Insurance Contracts.
                      (Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)



f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to The Travelers Separate Account TM for Variable Annuities' Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)

EXHIBIT
LETTER                DESCRIPTION
------                -----------

f.2. Amended and Restated By-Laws of MetLife Insurance Company of Connecticut (June 1, 2012). (Incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)



f.3. Certificate of Amendment, dated February 10, 2006, of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities' Registration Statement on Form N-4, File No. 033-65343, filed April 6, 2006.)



f.4. Certificate of Correction, dated April 4, 2007, to the Certificate of Amendment of the Charter of MetLife Insurance Company of Connecticut, dated February 10, 2006. (Incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 11 to MetLife of CT Separate Account Nine for Variable Annuities' Registration Statement on Form N-4, File No. 333-65926, filed October 31, 2007.)



g.1. Reinsurance Contract. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)




g.2. Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Life Insurance Policies between MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company (Treaty #20132). (Incorporated herein by reference to Exhibit g.2 to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 4, 2014.)



h.1. Administrative Contract. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)


h.2. Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut effective August 31, 2007. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 11 to MetLife of CT Separate Account Nine for Variable Annuities' Registration Statement on Form N-4, File Nos. 333- 65926/811-09411, filed October 31,
                      2007.)


h.2.(i). Amendment dated April 30, 2010 to the Participation Agreement dated August 31, 2007 by and among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(b)(iii) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 4, 2012.)



h.3. Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities' Registration Statement on Form N-4, File No. 033-65343, filed April 6, 2006.)



h.3.(i). First Amendment dated May 1, 2009 to the Participation Agreement dated November 1, 2005 by and among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(a)(i) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 4, 2012.)



h.3.(ii).             Amendment dated April 30, 2010 to the Participation
                      Agreement dated November 1, 2005 by and among Met
                      Investors Series Trust, MetLife Advisers, LLC, MetLife
                      Investors Distribution Company and MetLife Insurance
                      Company of Connecticut. (Incorporated herein by reference to Exhibit 8(a)(ii) to Post-Effective Amendment No. 4 to
                      MetLife of CT Separate Account Eleven for Variable
                      Annuities' Registration Statement on Form N-4, File Nos.
                      333-152189/811-21262, filed April 4, 2012.)

EXHIBIT
LETTER                DESCRIPTION
------                -----------

h.4. Participation Agreement among AIM Variable Insurance Funds, A I M Distributors, Inc., The Travelers Insurance Company, The Travelers Life and Annuity Company and Travelers Distribution LLC dated October 1, 2000 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.4.(i). Amendment dated April 30, 2010 to the Participation Agreement dated October 1, 2000 by and among AIM Variable Insurance Funds, A I M Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 21 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2011.)


h.4.(ii).             Amendment dated April 30, 2010 to the Participation
                      Agreement dated October 1, 2000 between AIM Variable
                      Insurance Funds (Invesco Variable Insurance Funds)
                      ("AVIF"), Invesco Distributors, Inc. and MetLife
                      Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(c)(ii) to Post-Effective Amendment
                      No. 21 to MetLife of CT Separate Account Eleven for
                      Variable Annuities' Registration Statement on Form N-4,
                      File No. 333-101778, filed April 5, 2011.)


h.5. Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Tower Square Securities, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated November 1, 1999 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.5.(i). Amendment No. 6 dated May 1, 2011 to the Participation Agreement dated November 1, 1999 between The Travelers Insurance Company, The Travelers Life and Annuity Company, Tower Square Securities, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 5, 2012.)


h.6. Shareholder Services Agreement between The Travelers Insurance Company and American Century Investment Services, Inc. dated August 1, 2001 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.6.(i). Amendment No. 5 dated May 1, 2010 to Shareholder Services Agreement dated August 1, 2001 between American Century Investment Services, Inc. and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's

                      Registration Statement on Form N-6, File No. 333-71349, filed April 6, 2011.)



h.7. Fund Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Variable Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated October 1, 1999 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.7.(i). Amendment dated April 30, 2010 to the Participation Agreement dated October 1, 1999 between American Funds Insurance Series, Capital Research and Management Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)


h.8. Participation Agreement among Delaware Group Premium Fund, Inc., Delaware Distributors, L.P., Delaware Management Company, The Travelers Insurance Company and The Travelers Life and Annuity Company dated May 1, 1998 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)

EXHIBIT
LETTER                DESCRIPTION
------                -----------

h.8.(i). Amendment dated July 19, 2010 to the Participation Agreement dated May 1, 1998 between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)


h.9. Amended and Restated Fund Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated March 23, 1998 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.9.(i). Amendment No. 5 dated April 15, 2011 to the Amended and Restated Fund Participation Agreement dated March 23, 1998 among The Travelers Insurance Company, The Travelers Life and Annuity Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 5, 2012.)


h.10. Amended and Restated Participation Agreement among Fidelity(R) Variable Insurance Products Funds, Fidelity Distributors Corporation and The Travelers Insurance Company and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.10.(i).             Summary Prospectus Agreement Among Fidelity Distributors
                      Corporation and MetLife Insurance Company of Connecticut effective April 30, 2010. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment
                      No. 3 to MetLife of CT Separate Account Eleven for
                      Variable Annuities' Registration Statement on Form N-4,
                      File No. 333-152189, filed April 5, 2011.)


h.11. Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., The Travelers Insurance Company, The Travelers Life and Annuity Company and Travelers Distribution LLC dated May 1, 2004 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.11.(i).             Amendment No. 5 dated October 5, 2010 to the Amended and
                      Restated Participation Agreement dated May 1, 2004 Among
                      Franklin Templeton Variable Insurance Products Trust,
                      Franklin/Templeton Distributors, Inc., MetLife Insurance
                      Company of Connecticut and MetLife Investors Distribution
                      Company. (Incorporated herein by reference to Exhibit
                      8(d)(i) to Post-Effective Amendment No. 3 to MetLife of
                      CT Separate Account Eleven for Variable Annuities'
                      Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)



h.11.(ii).            Participation Agreement Addendum effective May 1, 2011
                      Among Franklin Templeton Variable Insurance Products
                      Trust, Franklin /Templeton Distributors, Inc., MetLife
                      Insurance Company of Connecticut and MetLife Investors
                      Distribution Company. (Incorporated herein by reference to Exhibit 8(d)(ii) to Post-Effective Amendment No. 4 to
                      MetLife of CT Separate Account Eleven for Variable
                      Annuities' Registration Statement on Form N-4, File Nos.
                      333-152189/811-21262, filed April 4, 2012.)



h.11.(iii).           Amendment dated January 15, 2013 to the Participation
                      Agreement Among Franklin Templeton Variable Insurance
                      Products Trust, Franklin/Templeton Distributors, Inc.,
                      MetLife Insurance Company of Connecticut and MetLife
                      Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(i)(iii) to Post-Effective
                      Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form
                      N-4, File No. 333-101778, filed April 3, 2013.)


h.12. Fund Participation Agreement among Janus Aspen Series, The Travelers Insurance Company and The Travelers Life and Annuity Company dated May 1, 2000 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15

EXHIBIT
LETTER                DESCRIPTION
------                -----------

                      to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)



h.12.(i).             Amendment No. 8 dated May 1, 2011 to the Fund
                      Participation Agreement dated May 1, 2000 among Janus
                      Aspen Series, The Travelers Insurance Company, and The
                      Travelers Life and Annuity Company. (Incorporated herein by reference to Exhibit 8(e)(i) to Post-Effective
                      Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form
                      N-4, File Nos. 333-152189/811-21262, filed April 4,
                      2012.)



h.13. Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor, LLC and MetLife Insurance Company of Connecticut dated January 1, 2009. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.13.(i).             Amendment dated April 30, 2010 to the Participation
                      Agreement dated January 1, 2009 between Legg Mason
                      Partners Variable Equity Trust, Legg Mason Partners
                      Variable Income Trust, Legg Mason Investor Services, LLC,
                      Legg Mason Partners Fund Advisor, LLC and MetLife
                      Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment
                      No. 3 to MetLife of CT Separate Account Eleven for
                      Variable Annuities' Registration Statement on Form N-4,
                      File No. 333-152189, filed April 5, 2011.)


h.14. Participation Agreement among MFS Variable Insurance Trust, MetLife Insurance Company of Connecticut and MFS Fund Distributors, Inc. dated November 10, 2008. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.15. Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., The Travelers Insurance Company and The Travelers Life and Annuity Company dated January 1, 2002 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.15.(i).             Amendment dated May 1, 2010 to the Participation
                      Agreement dated January 1, 2002 among Oppenheimer
                      Variable Account Funds, OppenheimerFunds, Inc., The
                      Travelers Insurance Company and The Travelers Life and
                      Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's
                      Registration Statement on Form N-6, File No. 333-71349, filed April 5, 2012.)


h.16. Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC dated May 1, 2001 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.16.(i).             Amendment dated April 18, 2011 to the Participation
                      Agreement dated May 1, 2001 among The Travelers Insurance
                      Company, The Travelers Life and Annuity Company, PIMCO
                      Variable Insurance Trust and PIMCO Funds Distributors
                      LLC. (Incorporated herein by reference to Post-Effective
                      Amendment No. 18 to the Registrant's Registration
                      Statement on Form N-6, File No. 333-71349, filed April 5,
                      2012.)


h.17. Participation Agreement among Pioneer Variable Contracts Trust, The Travelers Insurance Company, The Travelers Life and Annuity Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated January 1, 2002 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.17.(i).             Amendment No. 3 dated May 1, 2011 to the Participation
                      Agreement dated January 1, 2002 among Pioneer Variable
                      Contracts Trust, The Travelers Insurance Company, The
                      Travelers Life and Annuity Company, Pioneer Investment
                      Management, Inc. and Pioneer Funds Distributor, Inc.
                      (Incorporated herein by

EXHIBIT
LETTER                DESCRIPTION
------                -----------

                      reference to Exhibit 8(k)(i) to Post-Effective Amendment No. 22 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 4, 2012.)


h.18. Amended and Restated Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P., The Travelers Insurance Company and The Travelers Life and Annuity Company dated June 1, 2001 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.19. Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Royce Capital Fund and Royce & Associates, LLC dated December 17, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.19.(i).             Amendment dated April 30, 2010 to the Participation
                      Agreement dated December 17, 2004 between Royce Capital
                      Fund, Royce & Associates, LLC and MetLife Insurance
                      Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's
                      Registration statement on Form N-6, File No. 333-71349, filed April 6, 2011.)


h.20. Amended and Restated Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. dated May 1, 2005 and amendment. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.21. Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The Travelers Insurance Company dated July 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)


h.21.(i).             Amendment No. 3 dated May 1, 2011 to the Participation
                      Agreement dated July 1, 2003 among Vanguard Variable
                      Insurance Fund, The Vanguard Group, Inc., Vanguard
                      Marketing Corporation and The Travelers Insurance
                      Company. (Incorporated herein by reference to Exhibit h
                      11(b) to Post-Effective Amendment No. 18 to MetLife of CT
                      Fund UL for Variable Life Insurance Registration
                      Statement on Form N-6, File No. 333-96519, filed April 5,
                      2012.)


h.22. Participation Agreement among Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management, The Travelers Insurance Company and The Travelers Life and Annuity Company dated May 1, 2005 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)



h.22.(i).             Amendment dated April 30, 2010 to the Participation
                      Agreement dated May 1, 2005 Among Van Kampen Life
                      Investment Trust, Van Kampen Funds Inc., Van Kampen Asset
                      Management and MetLife Insurance Company of Connecticut.
                      (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 21 to MetLife of CT Separate
                      Account Eleven for Variable Annuities' Registration
                      Statement on Form N-4, File No. 333-101778, filed April
                      5, 2011.)



j.                    None.


k. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)



l.                    Not Applicable


m.                    Not Applicable



n. Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. (Filed herewith.)

EXHIBIT
LETTER                DESCRIPTION
------                -----------

o.                    Omitted Financial Statements. Not applicable.


p.                    Initial Capital Agreements. Not applicable.


q. Redeemability Exemption. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 333-71349, filed April 29, 2005.)



r.                    Powers of Attorney authorizing Michele H. Abate, Paul G.
                      Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie
                      C. Swift to act as signatory for Eric T. Steigerwalt, Elizabeth M. Forget, Gene L. Lunman, Peter M. Carlson and Stanley J. Talbi (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-6, File No. 333-105335, filed April 4, 2013.))



ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL                   POSITIONS AND OFFICES
BUSINESS ADDRESS                     WITH INSURANCE COMPANY
----------------------------------   --------------------------------------------------------------
Eric T. Steigerwalt                  Chairman of the Board, President, Chief Executive Officer and
11225 North Community House Road     Director
Charlotte, NC 28277




Peter M. Carlson                     Executive Vice President and Chief Accounting Officer
1095 Avenue of the Americas
New York, NY 10036



Steven J. Goulart                    Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962



Stanley J. Talbi                     Executive Vice President and Chief Financial Officer
1095 Avenue of the Americas
New York, NY 10036




Robin Lenna                          Executive Vice President
200 Park Avenue
12th Floor
New York, NY 10166




Ricardo A. Anzaldua                  General Counsel
1095 Avenue of the Americas
New York, NY 10036



Elizabeth M. Forget                  Senior Vice President and Director
1095 Avenue of the Americas
New York, NY 10036



Roberto Baron                        Senior Vice President and Senior Actuary
1095 Avenue of the Americas
New York, NY 10036





Johnathan L. Rosenthal                   Senior Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962





Gene L. Lunman                      Senior Vice President and Director
11225 North Community House Road
Charlotte, NC 28277




Marlene B. Debel                     Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036




Steven J. Brash                      Senior Vice President
227 Park Avenue
46th floor
New York, NY 10172





Adam M. Hodes                        Senior Vice President
1095 Avenue of the Americas
New York, NY 10036

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of MetLife Insurance Company of Connecticut under Connecticut insurance law. The Registrant and Depositor are ultimately controlled by MetLife, Inc.

An organizational chart for MetLife, Inc. is as follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITER

(a)        MetLife Investors Distribution Company ("MLIDC")

           1095 Avenue of the Americas
           New York, NY 10036


MetLife Investors Distribution Company serves as principal underwriter and distributor for the following investment Companies (other than the Registrant):

MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
Metropolitan Life Variable Annuity Separate Account II
Met Investors Series Trust
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One

General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D

Metropolitan Series Fund
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Separate Account No. 13S

(b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




NAME AND PRINCIPAL             POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH UNDERWRITER
----------------------------   -----------------------
Elizabeth M. Forget                  President and Director
1095 Avenue of the Americas
New York, NY 10036





Paul A. LaPiana                      Executive Vice President, National Sales Manager - Life and
11225 North Community House Road     Director
Charlotte, NC 28277





John Peter Kyne, III                 Vice President, Director of Compliance
11225 North Community House Road
Charlotte, NC 28277





Jay S. Kaduson                       Senior Vice President
11225 North Community House Road
Charlotte, NC 28277





Andrew G. Aiello                     Senior Vice President, Channel Head - National Accounts
11225 North Community House Road
Charlotte, NC 28277




John G. Martinez                     Vice President and Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647



Marlene B. Debel                     Treasurer
1095 Avenue of the Americas
New York, NY 10036

(c)        Compensation From the Registrant

                                                                      (3)
                                                                COMPENSATION ON
                                                                    EVENTS
                                                     (2)          OCCASIONING
                                                     NET         THE DEDUCTION
                      (1)                        UNDERWRITING        OF A            (4)           (5)
               NAME OF PRINCIPAL                DISCOUNTS AND   DEFERRED SALES    BROKERAGE       OTHER
                  UNDERWRITER                    COMMISSIONS         LOAD        COMMISSIONS   COMPENSATION
---------------------------------------------- --------------- ---------------- ------------- -------------
MetLife Investors Distribution Company........ $1,885,778      $0               $0            $0



MLIDC, as the principal underwriter and distributor, did not receive any fees on the Policies. The Company paid compensation directly to broker-dealers who have selling agreements with MLIDC.



ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

MetLife Insurance Company of Connecticut
     1300 Hall Boulevard
     Bloomfield, Connecticut 06002-2910


ITEM 32. MANAGEMENT SERVICES

Not Applicable.


ITEM 33. FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration statement under Rule 485(b) and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on this 4th day of April, 2014.



             MetLife of CT Fund UL III for Variable Life Insurance
                                  (Registrant)


                    MetLife Insurance Company of Connecticut
                                  (Depositor)


                      By:           /s/ KAREN A. JOHNSON
                                    --------------------

                                Karen A. Johnson

                                 Vice President

                                   SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration statement under Rule 485(b) and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on this 4th day of April, 2014.



                    MetLife Insurance Company of Connecticut
                                  (Depositor)


                      By:           /s/ KAREN A. JOHNSON
                                    --------------------

                                Karen A. Johnson

                                 Vice President


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 4th day of April, 2014.



     /s/ *ERIC T. STEIGERWALT        Chairman of the Board, President, Chief Executive
     ------------------------        Officer and Director
     Eric T. Steigerwalt
     /s/ *ELIZABETH M. FORGET        Senior Vice President and Director
     ------------------------
     Elizabeth M. Forget
     /s/ *GENE L. LUNMAN             Senior Vice President and DirectorExecutive Vice
     ------------------------
     Gene L. Lunman                  President and Chief Accounting Officer
     /s/*PETER M. CARLSON
     ------------------------
     Peter M. Carlson
     /s/ * STANLEY J. TALBI          Executive Vice President and Chief Financial Officer
     ------------------------
     Stanley J. Talbi

                    *By:         /s/ JOHN E. CONNOLLY, JR.
                                 -------------------------

                    John E. Connolly, Jr., Attorney-in- fact





* Executed by John E. Connolly, Jr. on behalf of those indicated pursuant to powers of attorney (Incorporated herein by reference to Post-Effective Amendment No.15 to the Registrant's Registration Statement on Form N-6, File No. 333-105335, filed April 4, 2013.)

                                 EXHIBIT INDEX


EXHIBIT
LETTER                DESCRIPTION
------                -----------


n.                    Consent of Deloitte & Touche LLP, Independent Registered
                      Public Accounting Firm